         ANNUAL REPORT
         December 31, 2002

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[GRAPHIC OF SALOMON BROTHERS ASSET MANAGEMENT]

SALOMON BROTHERS   . ASIA GROWTH FUND
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                   . INTERNATIONAL EQUITY
                     FUND

                   . SMALL CAP GROWTH FUND

                   . CAPITAL FUND

                   . ALL CAP VALUE FUND

                   . LARGE CAP GROWTH FUND

                   . LARGE CAP CORE EQUITY FUND

                   . INVESTORS VALUE FUND

                   . BALANCED FUND

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         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
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BRIDGING WALL STREET OPPORTUNITIES
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TO YOUR FINANCIAL FUTURE


   RICH TRADITION
-------------------
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   GLOBAL RESOURCES
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   INVESTMENT EXPERTISE
-----------------------
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   PERFORMANCE
-----------------------
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------------------------

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LETTER FROM THE CHAIRMAN...................................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND.........................................................   4

  INTERNATIONAL EQUITY FUND................................................   8

  SMALL CAP GROWTH FUND....................................................  12

  CAPITAL FUND.............................................................  16

  ALL CAP VALUE FUND.......................................................  22

  LARGE CAP GROWTH FUND....................................................  28

  LARGE CAP CORE EQUITY FUND...............................................  32

  INVESTORS VALUE FUND.....................................................  36

  BALANCED FUND............................................................  40

SCHEDULES OF INVESTMENTS...................................................  44

STATEMENTS OF ASSETS AND LIABILITIES.......................................  74

STATEMENTS OF OPERATIONS...................................................  76

STATEMENTS OF CHANGES IN NET ASSETS........................................  78

NOTES TO FINANCIAL STATEMENTS..............................................  82

FINANCIAL HIGHLIGHTS.......................................................  97

REPORT OF INDEPENDENT ACCOUNTANTS.......................................... 116

ADDITIONAL STOCKHOLDER INFORMATION......................................... 117

ADDITIONAL INFORMATION..................................................... 119

TAX INFORMATION............................................................ 124

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES............... IBC

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R. Jay Gerken
 R. Jay Gerken
 Chairman, President and Chief Executive Officer

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SALOMON BROTHERS INVESTMENT SERIES
     Letter From the Chairman

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund ("Fund(s)"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Funds' Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Funds' manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed is the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Funds' investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

PERFORMANCE OF CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2002/1/

                                                       Without Sales
                                                          Charges
           Asia Growth Fund                               (14.06)%
           International Equity Fund                      (27.26)
           Small Cap Growth Fund                          (32.90)
           Capital Fund                                   (24.64)
           All Cap Value Fund                             (27.93)/2/
           Large Cap Growth Fund                          (25.43)
           Large Cap Core Equity Fund (Class O Shares)    (22.25)/3/
           Investors Value Fund                           (21.76)
           Balanced Fund                                   (3.32)

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1 The performance shown is total return, which assumes the reinvestment of all dividends and does not reflect the deduction of sales charges for each Fund's Class A shares (except where indicated Class O shares). Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 Because the Fund's Class A shares were in existence for less than one year as of December 31, 2002, performance is for the period from January 25, 2002 (Inception date for Class A shares) to December 31, 2002.
3 As of December 31, 2002, the Fund's Class A shares did not have an operating history to generate the performance information that other funds give in this section of the annual shareholder report. Class O shares are not subject to an initial or contingent deferred sales charge. Class O shares are only available to existing Class O shareholders. Please see the prospectus for more details.

MARKET OVERVIEW AND OUTLOOK

The year 2002 was a year of extremes for investors. Equity investors experienced great challenges as the period marked the third consecutive year of negative returns for most major equity markets both in the U.S. and abroad. It was also the year that some prominent U.S. companies declared bankruptcy and formerly most-admired corporate executives fell from grace amid allegations of fraudulent financial reporting. The year was also characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues prompted many investors to seek out safer havens for their investment capital, particularly in fixed-income securities. This "flight-to-quality" buying resulted in a dramatic increase in the prices of many fixed-income investments, most notably U.S. Treasury securities.

As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")/4/ reduced the short-term federal funds rate ("fed funds rate")/5/ in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield and equity markets. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. This would dramatically affect both the fixed-income and equity markets, and our portfolio managers are vigilantly monitoring these developments.

Thank you for your investment in the Salomon Brothers Investment Series. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Funds or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 44 through 72 for a list and percentage breakdown of the Funds' holdings. Also, please note that any discussion of the Funds' holdings, the Funds' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

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4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

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INVESTMENT OBJECTIVE AND STRATEGY

The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers "Asian companies" to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. The Fund also considers companies to be "Asian companies" if Salomon Brothers Asia Pacific Ltd., the Fund's subadviser, determines that they (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities which are traded principally on the stock exchange in an Asian country.

 THE PORTFOLIO MANAGERS

 The Fund's manager is Salomon Brothers Asset Management Inc ("SBAM"). The Fund is subadvised by an investment team based out of the Hong Kong office of Salomon Brothers Asia Pacific Limited, under the supervision of SBAM.

[GRAPHIC] SALOMON BROTHERS ASIA GROWTH FUND



SPECIAL SHAREHOLDER NOTICE

Please note that the Board of Directors of Salomon Brothers Series Funds Inc has deemed that in its judgment it is advisable and in the best interests of the Fund and its stockholders to terminate and wind up the Fund as soon as reasonably practical. As a shareholder, you are eligible to purchase Class A shares of any Salomon Brothers open-end mutual fund made available by your account representative, without the imposition of a sales charge, with the proceeds from any redemption of the Fund's shares. This option will be available at any time prior to the termination of the Fund. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived. You should call the Fund about this option at 1-800-446-1013. Stockholders choosing not to purchase shares of a Salomon Brothers fund prior to the termination of the Fund will receive a liquidation distribution within seven days after the Fund terminates and winds up its business.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 14.06%. In comparison, the MSCI All Country Asia Free Ex-Japan Index ("MSCI AC Asia Free Ex-Japan")/1/ returned negative 8.33% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Shortly after 2002 began, the U.S. Federal Reserve Board ("Fed") ended its aggressive easing of monetary policy, which was a dominant theme in 2001. The end of Fed easing helped buoy investor optimism regarding a potential economic recovery and the timing of eventual interest-rate increases. As a result, stock markets rallied strongly during the first quarter of 2002.

As the second quarter began, economic statistics released in the United States suggested that an uncertain economic recovery had taken root. Indicators such as corporate earnings, the unemployment rate and Gross Domestic Product ("GDP")/2/ growth conveyed mixed messages that contributed to heightened volatility within the global equity markets. In addition, a series of accounting and corporate governance scandals ignited sharply negative reactions among investors and dramatically affected the global markets. Moreover, as U.S. consumer confidence eroded, additional concerns arose regarding Asian economies and companies that depend on exports to the United States.

Domestically, political concerns in Taiwan, Indonesia and the Philippines impeded potential growth. At the same time, the U.S.-Iraq crisis produced a surge in crude oil prices, which raised costs for businesses and consumers and prompted them to cut spending elsewhere. Meanwhile, the Fed kept short-term

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1 The MSCI AC Asia Free Ex-Japan is a broad-based unmanaged index of Asian stocks. It does not include the stocks of companies that are based in Japan. Please note that an investor cannot invest directly in an index.
2 GDP is a market value of goods and services produced by labor and property in a given country.

interest rates steady at 1.75% through the first 10 months of 2002. Worried that a possible war with Iraq could hurt an already shaky economic recovery, the Fed reduced rates by a half-percentage point in November. These economic and market forces, coupled with a weakening U.S. dollar relative to most major currencies, created difficult conditions for U.S. and global stock markets during the second and third quarters of 2002.

However, most Asian markets rebounded sharply during the second half of the year. Many local bourses generated strong returns in October and November, although some profit taking occurred in December.

Based on the MSCI AC Asia Free Ex-Japan, for each of the countries in the Fund's benchmark, U.S. dollar returns for 2002 were: Pakistan
+149.0%, Indonesia +41.9%, Thailand +27.3%, South Korea +8.3%, India +7.9%,
Malaysia -0.7%, Singapore -11.1%, China -14.0%, Hong Kong -17.8%, Taiwan -24.7% and Philippines -29.5%.

PORTFOLIO MANAGER FUND OVERVIEW

During the first half of 2002, the Fund's country allocation strategy produced returns that were close to being in line with those of its benchmark, despite the fact that the Fund held no securities from the smaller markets, including Indonesia and Pakistan, which had the highest returns. During the first half of the year, the Fund held an overweighted position in Malaysia and an underweighted position in Singapore. We found a number of interesting stock ideas in Malaysia, such as IOI Corp., Gamuda Berhad and Genting Bhd, all of which enjoyed strong earnings momentum. In comparison, we felt corporate earnings in Singapore were unexciting. The Fund also held slightly underweighted positions in Taiwan during the first six months of 2002, as the technology rally ran out of steam and we brought the Fund's technology exposure to an underweighted position in the second quarter. Our stock selection strategy contributed positively to performance during the first half of 2002. The Fund gained substantially from its holdings in IOI Corp., Gamuda Berhad and Genting Bhd in Malaysia as well as its holdings in Esprit Holdings Ltd. in Hong Kong and LG Chemical in South Korea. During this period, the Fund took profits in Genting Bhd and LG Chemical.

In the second half of the year, our stock selection strategy detracted from the Fund's performance. Negative contributors included overweighted positions in Total Access Communication Public Co., Ltd. in Thailand; I-Cable in Hong Kong; Beijing Datang Power Generation Co., Ltd. in China; Shinsegae Co., Ltd., Hite Brewery Co., Ltd. and Shinhan Financial Group Co. Ltd. in South Korea. However, the adverse effects of these stocks more than offset positive contributions from the Fund's non-technology holdings in Taiwan, including China Steel Corp., Far Eastern Textile Ltd. and Taiwan Cement Corp. Significant trades during 2002 included bringing the Fund's position in the Hong Kong sector to a neutral-weighted position because of what we regarded as attractive long-term valuations and favorable measures announced by the government. We added Hutchison-Whampoa Ltd. to the Fund and added to existing positions in Cheung Kong (Holdings) Ltd. and Sun Hung Kai Properties to reduce the Hong Kong property sector's underweighted posi-tion. We reduced positions in Esprit Holdings Ltd. and China Steel Corp., taking partial profits due to their strong performance during the year. Finally, we added to the Fund's position in Taiwan Semiconductor Manufacturing Co., Ltd., bringing the stock to a neutral weighting. Nonetheless, the Fund remained underweight in foundries after eliminating its holdings of United Microelectronics Corp.

From an asset allocation perspective, the Fund maintained a slightly overweighted position in South Korea for most of the year. However, its position in Taiwan moved to an underweighted position throughout the second and third quarters after we reduced the Fund's exposure to the technology sector. The Fund also moved to an underweighted position in Malaysia towards the end of the third quarter, after Malaysia's market performed strongly and we took profits in stocks that had performed well.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The year 2002 was difficult for global equities, marking the third consecutive year that global equity markets ended in negative territory. In addition, 2002 ended with the U.S. dollar at relatively low levels compared to most major currencies. Although geopolitical instability was an issue for most of the year, by year-end, war fears with Iraq and North Korea reached new highs. Oil prices stayed over $30 per barrel as the strike in Venezuela lingered on and, more importantly, war risks loomed. The outlook for U.S. consumer spending in 2003 was also a concern.

Because of the severity of these issues, we believe it is unrealistic to expect them to be resolved during the first quarter of 2003. Until we see external stability and better visibility of corporate earnings, we believe the markets' direction is likely to remain flat, albeit volatile.

However, we believe that valuations within Asian markets remain attractive. In addition, because several of the prevailing risk factors (i.e., war and high oil prices) are likely to be relatively short-lived, we believe that any further market weakness may provide attractive buying opportunities.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 44 and 45 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Asia Growth Fund versus the MSCI All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 ASIA GROWTH FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with MSCI AC Asia Free Ex-Japan Index

                                    [CHART]

                                                 MSCI AC Asia
                                                Free Ex-Japan
            Class A  Class B  Class 2  Class O      Index
            -------  -------  -------  -------  -------------
5/6/96      $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/96         9,913   10,465   10,361   10,531       9,679
12/97         7,380    7,739    7,671    7,863       5,778
12/98         6,413    6,678    6,620    6,857       5,328
12/99        12,501   12,909   12,796   13,378       8,629
12/00         8,367    8,572    8,496    8,975       5,590
12/01         7,374    7,511    7,445    7,950       5,258
12/31/02      6,337    6,385    6,329    6,832       4,595

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

      [CHART]

Common Stock   100%

 Breakdown By Country#

 South Korea  27.8%
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 Hong Kong    20.3%
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 Taiwan       16.0%
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 Singapore    11.2%
-------------------
 China         7.9%
-------------------
 India         7.0%
-------------------
 Malaysia      7.0%
-------------------
 Thailand      2.8%
-------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class A Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (5.79)%                     (6.62)%
5 year                              (3.00)%                     (4.15)%
3 year                             (20.26)%                    (21.82)%
1 year                             (14.06)%                    (19.02)%
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (6.52)%                     (6.52)%
5 year                              (3.77)%                     (4.16)%
3 year                             (20.92)%                    (21.71)%
1 year                             (15.00)%                    (19.23)%
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (6.50)%                     (6.64)%
5 year                              (3.77)%                     (3.98)%
3 year                             (20.92)%                    (21.19)%
1 year                             (14.99)%                    (16.66)%
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (5.56)%                     (5.56)%
5 year                              (2.77)%                     (2.77)%
3 year                             (20.07)%                    (20.07)%
1 year                             (14.06)%                    (14.06)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

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INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth. The Fund invests primarily in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries. The Fund may also invest up to 15% of its assets in the securities of issuers located in the U.S.

Effective February 3, 2003, the Fund's subadviser was changed to Citigroup Asset Management Ltd. ("CAM Ltd."). CAM Ltd. looks for the securities of well-established companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The subadviser uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The subadviser eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The subadviser then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The subadviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

 THE PORTFOLIO MANAGER

 Effective February 3, 2003, the Fund is subadvised by Citigroup Asset Management Ltd. under SBAM's supervision. Prior to February 3, 2003, the Fund was subadvised by Citi Fund Management Inc. under SBAM's supervision.


[GRAPHIC] SALOMON BROTHERS INTERNATIONAL EQUITY FUND


PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 27.26%, without sales charges. In comparison, the MSCI Europe, Australasia, and Far East Index ("MSCI EAFE Index")/1/ and the MSCI EAFE Growth Index/2/ returned negative 15.94 and negative 16.02%, respectively, for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

The international markets in 2002 began with great promise and ended with disappointment. After two consecutive years of market declines, investors generally believed that world equity markets would rebound and, at the very least, show modestly positive returns for the year. Most economic and earnings forecasts pointed toward a positive environment for equity investing. Global central banks were intent on expanding their economies, and most governments were using fiscal stimuli to enhance the burgeoning economic recovery.

The year began well, with most markets moving sideways during the first few months. However, investor sentiment turned sour in the spring and deteriorated throughout the summer. A fall rally recouped only a portion of the year's losses.

Several factors contributed to the lackluster market environment in 2002. Although positive economic growth generally materialized in the U.S., the inconsistency of the resulting economic data led to greater investor skepticism regarding the sustainability of the growth trend. In Europe and Japan, regional economies failed to meet growth forecasts. Europe was unable to achieve economic traction despite an accommodative European Central Bank ("ECB"). Germany, in particular, continued to be a drag on growth. Despite high hopes in Japan that a proactive administration would address structural growth problems, very little was accomplished to bolster a sagging economy.

Earnings expectations that began the year too high were revised downward as the expected recovery of corporate profits never materialized. The lack of inflation gave companies very little room for price increases, and sluggish economic growth provided only minimal unit volume growth. Nonetheless, many corporations posted admirable earnings growth for the year, but this was primarily a result of aggressive cost cutting. Because cost cutting is not generally seen as a driver of sustainable growth, these companies' 2002 earnings growth was, for the most part, not rewarded by investors.

In addition, key market influences of 2002 included: 1) The lack of visibly on the direction of global economic growth due to mixed economic data;

--------
1 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2 The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

2) Geopolitical tensions that began the year with nuclear escalation in India and Pakistan and tensions in Israel, and ended the year with looming conflicts in Iraq and North Korea; 3) A loss of confidence in corporate governance as high-profile scandals and allegations of corporate malfeasance effectively killed investors' appetite for equity risk and contributed to a mass allocation shift away from stocks and into bonds; and 4) Extreme volatility in the markets, which was both a function of and a contributor to investor uncertainty.

PORTFOLIO MANAGER FUND OVERVIEW

In this environment, the Fund maintained its long-term investment discipline by focusing on companies that, in our opinion, can deliver sustainable earnings growth throughout the economic cycle. In a normal market environment, investors typically reward this growth consistency. However, during periods of extreme pessimism or cynicism, even solid companies that achieve attractive levels of earnings growth can be overlooked by the market. Therefore, while the majority of the Fund's holdings met or exceeded our earnings expectations, their stock prices did not fully reflect these achievements.

From an asset allocation standpoint, we made few changes to the Fund, selling only five securities and purchasing only three new securities during the entire year. The result of these transactions was a modest increase in the Fund's exposure to Asia and a modest decrease in Europe. From a sector allocation perspective, the Fund remained relatively unchanged, except for a small increase in its exposure to the capital goods sector. As always, the Fund's country and sector weightings were determined solely by our bottom-up/3/ security selection process, which led us to individual companies regardless of their country or sector affiliations.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

As of year-end 2002, we expect an improved tone for equity markets. We currently anticipate a successful conclusion to the situation with Iraq and a peaceful resolution to the "war of words" with North Korea. We expect economic growth in 2003 to be positive and more consistent than it was in 2002. We believe that central banks are likely to maintain an easy-money policy, as inflation is unlikely to present a threat until later in the year.

Investor confidence in equity investing should improve, as 2002's corporate scandals become a more distant memory. This should encourage investors to shift assets back to equities. In our view, corporate profits are likely get off to a slow start but should improve throughout the year. Cost cutting will continue to be a major theme in 2003, as companies seek to maintain or expand their profit margins. A more stable environment characterized by economic growth should encourage corporate capital spending, cross-border investments, further industry consolidation and greater acquisition activity. We believe that the Fund's holdings are well positioned to benefit from such an environment.

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3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

Finally, we thank you for your continued confidence in our investment approach. We look forward to helping you take advantage of a growing number of investment opportunities in the global economy.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 46 and 47 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the International Equity Fund versus the MSCI EAFE Index. It is important to note that the International Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
      HISTORICAL PERFORMANCE (unaudited)
      INTERNATIONAL EQUITY FUND -- CLASS A, B, 2 and O SHARES
      Comparison of $10,000 Investment in the Fund with MSCI EAFE Index
                                    [CHART]

          Class A  Class B  Class 2  Class O  MSCI EAFE Index
          -------  -------  -------  -------  ---------------
10/25/99  $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/99      11,772   12,470   12,337   12,490      11,276
6/00       10,688   11,280   11,158   11,350      10,818
12/00       9,048    9,510    9,406    9,620       9,679
6/01        8,143    8,530    8,436    8,670       8,265
12/01       7,088    7,088    7,307    7,390       7,604
6/02        6,239    6,470    6,406    6,510       7,481
12/31/02    5,156    5,223    5,277    5,390       6,392

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                                     [CHART]

 Common Stock          88%
 Repurchase Agreement  12%

 Breakdown By Country**

United Kingdom 39.7%
--------------------
Japan          16.8%
--------------------
Israel          8.0%
--------------------
Hong Kong       7.7%
--------------------
Ireland         6.0%
--------------------
Italy           4.1%
--------------------
Mexico          3.5%
--------------------
France          3.3%
--------------------
Canada          3.2%
--------------------
Finland         2.9%
--------------------
Netherlands     2.7%
--------------------
Spain           2.1%
--------------------

Portfolio holdings may vary.

 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.26)%             (18.79)%
      3 year                           (24.06)%             (25.54)%
      1 year                           (27.26)%             (31.45)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.93)%             (18.45)%
      3 year                           (24.67)%             (25.43)%
      1 year                           (27.78)%             (31.39)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.93)%             (18.19)%
      3 year                           (24.65)%             (24.91)%
      1 year                           (27.78)%             (29.17)%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.65)%             (17.65)%
      3 year                           (24.43)%             (24.43)%
      1 year                           (27.06)%             (27.06)%
      --------------------------------------------------------------------
                        See page 43 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Small Cap Growth Fund ("Fund") seeks long-term growth of capital by investing primarily in securities of companies with market capitalizations/1/ similar to that of companies included in the Russell 2000 Growth Index./2/

We employ "bottom-up"/3/ fundamental research to identify what we believe are high-quality, small cap growth companies. The Fund targets overall earnings growth at least equal to that of the index. We allow for flexibility, in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings vs. the Russell 2000 Growth Index.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a price to earnings ratio ("P/E")/4/ at or below its earnings growth rate. We intend to sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

 THE PORTFOLIO MANAGERS

 Team managed by the investment manager for the Fund, Salomon Brothers Asset Management Inc. Each member of the team is a sector manager responsible for stock selection in one or more industries.


[LOGO] Salomon Brothers Small Cap Growth Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 32.90%. In comparison, the Russell 2000 Growth Index, returned negative 30.26% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Despite strong fourth quarter performance, most major U.S. equity market indices finished in the red for the third year in a row. The Russell 2000 Index/5/ declined 20.48%, the S&P 500 Index/6/ declined 22.09%, and the Nasdaq Composite Index/7/ fell 31.53%. Within the Russell 2000 Index, growth stocks/8/ dramatically underperformed value stocks:/9 /the benchmark Russell 2000 Growth Index fell 30.26% compared to 11.43% for the Russell 2000 Value Index/10/. To illustrate the magnitude of the bear market that we have experienced over the past three years, the Russell 2000 Index declined approximately 44% from the market's peak in March 2000 to its trough on October 9, 2002.

During the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also adversely affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-half of the Russell 2000

--------
 1The Fund invests in companies with small market capitalizations, which may be more volatile and entail more risk than large capitalization stocks.
 2The Russell 2000 Growth Index measures the performance of those Russell 2000
  Index companies with higher price-to-book ratios and higher forecasting growth values. (A price-to-book ratio is the price of the stock compared to the difference between the company's assets and liabilities). Please note that an investor cannot invest directly in an index.
 3Bottom-up investing is a search for above-average performance of individual stocks before considering the impact of economic trends.
 4The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.
 5The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 6The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 7The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
 8Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
 9Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
10The Russell 2000 Value Index measures the performance of those Russell 2000
  Index companies with lower price-to-book ratios and lower forecasting growth values. (A price-to-book ratio is the price of the stock compared to the difference between the company's assets and liabilities). Please note that an investor cannot invest directly in an index.

[GRAPHIC]

Growth Index's decline. Although technology and telecommunications stocks rallied sharply in the fourth quarter, both sectors ended the year down more than 45%. Financials and real estate were the only two sectors of the Russell 2000 Growth Index that posted positive returns for the year.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund declined 32.90%. The Fund's performance lagged behind the negative 29.72% average return of the funds that comprise its peer group, the Lipper small-cap growth fund category./11/ The Fund also underperformed the Russell 2000 Growth Index, which declined 30.26%.

The Fund's underperformance relative to its benchmark was primarily the result of our stock selection strategy in the basic industry sector. In particular, metal-based specialty chemicals producer OM Group, Inc. penalized performance substantially. The company announced in October that it was changing its accounting policy for inventories; it formerly had capitalized some expenses into inventories, increasing reported earnings. Similar accounting methods were disallowed at several other metals companies, including Barrick Gold Corp. and Newmont Mining Corp. We exited from the Fund's position in OM Group, Inc. immediately upon the disclosure of the accounting issue. Security selection in the healthcare sector also penalized performance, but that was spread across several different biotechnology stocks. In terms of its sector allocation strategy, the Fund benefited from its overweighted position in financials and underweighted position in technology.

Several technology companies were among the largest positive contributors to the Fund's performance, including ADTRAN, Inc., NetScreen Technologies, Inc., Entegris, Inc. and Lucent Technologies Inc. Evergreen Resources, Inc., an oil exploration and production company, also contributed favorably to performance.

In addition to OM Group, Inc., several detractors to Fund performance came from the healthcare sector, including Medarex, Inc., Ligand Pharmaceuticals Inc., QLT Inc. and DJ Orthopedics Inc. The Fund continues to hold each of these stocks, and we added to several of them on weakness earlier in the year.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook for the U.S. equity market. Although certain economic reports in December questioned the sustainability of the recovery, we continue to expect the economy to grow, albeit at a slower pace than envisioned previously. In addition, we are watching the consumer carefully. Consumers have sustained the economy so far in the recovery, and the question remains: "How much longer can they continue doing so?"

The resignations of Treasury Secretary O'Neill and presidential economic advisor Lawrence Lindsey suggest that the Bush administration is taking a



--------
11Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 440 funds in the Lipper small-cap growth fund category with reinvestment of dividends and capital gains excluding sales charges.

more proactive approach to reviving the weak economy. We believe future possible stimulative measures proposed by the administration, coupled with the U.S. Federal Reserve Board's 50 basis point/12/ reduction of the federal funds rate ("fed funds rate")/13/ in early November, should help foster continued economic growth. However, near-term geopolitical events could lead to continued volatility in the equity markets.

The Fund remains broadly diversified across market sectors and currently has a market-neutral position relative to the benchmark in the technology sector, which is the largest sector within the benchmark. Within technology, we remain focused on companies with strong balance sheets and relatively predictable earnings streams. As a result of strong performance of the Fund's biotechnology holdings during the fourth quarter of 2002, the Fund ended the year with an overweighted position in the healthcare sector. In biotechnology, we continue to favor companies in late-stage product development. The Fund remains overweight in the financials sector, where our focus is on reinsurance and insurance brokerage stocks that we believe should benefit from an improving pricing cycle.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 48 through 50 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------
 12A basis point is one one-hundredth (1/100 or 0.01) of one percent.
 13The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index. It is important to note that the Small Cap
Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SMALL CAP GROWTH FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with the Russell 2000 Growth Index

                                     [CHART]


                                                            Russell 2000
                 Class A    Class B    Class 2    Class O   Growth Index
               ----------  ---------  ---------  ---------  ------------
    7/1/98       $9,425     $10,000     $9,901    $10,000    $10,000
    12/98        10,924      11,550     11,446     11,600      9,599
    12/99        17,207      18,035     17,887     18,317     13,735
    12/00        19,629      20,423     20,246     20,946     10,655
    12/01        18,333      18,904     18,759     19,603      9,671
    12/31/02     12,301      12,390     12,512     13,172      8,160

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                                    [CHART]

Common Stock             87%
Repurchase Agreement     13%
Rights                    0%***

 Top Holdings

 Applera Corp. -- Celera Genomics
 Group
----------------------------------
 PartnerRe Ltd.
----------------------------------
 Inhale Therapeutic Systems, Inc.
----------------------------------
 3Com Corp.
----------------------------------
 QLT Inc.
----------------------------------
 SEACOR SMIT Inc.
----------------------------------
 Arthur J. Gallagher & Co.
----------------------------------
 Brown & Brown, Inc.
----------------------------------
 Respironics, Inc.
----------------------------------
 Celgene Corp.
----------------------------------
Portfolio holdings may vary.

 SMALL CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)



Class A Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (7/1/98)              6.10%                      4.71%
3 year                              (10.58)%                   (12.33)%
1 year                              (32.90)%                   (36.75)%
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              5.19%                      4.88%
3 year                              (11.36)%                   (12.00)%
1 year                              (33.56)%                   (36.88)%
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              5.34%                      5.10%
3 year                              (11.23)%                   (11.52)%
1 year                              (33.30)%                   (34.63)%
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              6.31%                      6.31%
3 year                              (10.41)%                   (10.41)%
1 year                              (32.80)%                   (32.80)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund ("Fund") seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential. The Fund invests primarily in stocks of U.S. companies. These may be small-capitalization companies but they typically range in size from medium-sized companies to established large-cap companies. The Fund evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion. Please note that investments in small- and medium-capitalization companies may induce a higher degree of risk and volatility than investments in large more established companies.


S A L O M O N   B R O T H E R S

Capital Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 24.64%, without sales charges. In comparison, the Russell 3000 Index/1/ and the S&P 500 Index/2/ returned negative 21.54% and negative 22.09%, respectively, for the same period.

INVESTMENT STRATEGY

The Fund employs a broad market strategy in which we attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in companies of various sizes. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth/3/ and value stocks./4/ In fact, one of our primary goals is to find out-of-favor value stocks that we think may blossom into growth stocks. These may include some of the Fund's best performers, because we buy them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

During 2002, this flexibility led us to increase the Fund's holdings of out-of-favor growth stocks that we believed were trading at value prices. In fact, during the second half of 2002, we added to many of the Fund's growth positions at prices that were lower than the net cash per share on the company's balance sheet. During the past 24 months, we also increased the average market capitalization of the Fund, as we have found more opportunities in larger stocks, and the lack of liquidity of the lowest end of the small-cap spectrum made trading in these stocks difficult.

--------
1 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.
4 Value investing consists of identifying securities of companies that are believed to be undervalued in the market.


 THE PORTFOLIO MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO]    Robert M. Donahue, Jr.,
            Managing Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

Another aspect of our investment style is our "bottom-up"/5/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also make judgments about whether management is credible and is the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals and the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales? - a sign that current sales may overstate the long term trend), which we use as a framework for valuation and risk assessment. These and other factors drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest. We have invested this way, and have described it this way in our shareholder letters, for years - like traditional clothes hanging in a closet, these "investment styles" have come back in style again and are fashionable. At some point, these values will once again not be the flavor of the moment; however, they are ours and we will continue to use them.

As portfolio managers, we have a role in addition to stock picking: we need to put all the individual security selections into a portfolio that meets the Fund's investment objective. We use tools such as diversification and position weighting to determine exactly how much of each security the Fund should own. For instance, our most favored stocks generally get high weightings of as much as 3% to 5%. This strategy, known as high position concentration, can generate above-market return potential if executed properly./6/ At the same time, we always factor in excess risk. A stock that we believe is a good idea, but that has a very high-risk profile, tends to get a lower weighting in normal times, such as 1% to 2% of the Fund, in order to diversify and dampen portfolio volatility. We have recently increased some of these positions to the 3% range and higher, holding them while they appreciate in price. This is due to the attractiveness of these stocks and our perception that the number of individual attractive opportunities in the market is lower than in previous years. This may lead to higher-near term volatility for the Fund, a factor that we will take into consideration when we determine whether it is time to reduce the size of some of the larger positions.

PORTFOLIO MANAGER MARKET OVERVIEW AND OUTLOOK

The market environment remained difficult for longer than we expected, particularly during the second half of 2002, as the economic outlook remained uncertain. We believe that a combination of overcapacity, a strong dollar and weak demand growth has led to a deflationary economic environment that continues to pressure profits. While the inflation-adjusted "real" economic numbers paint a picture of moderate recovery, we are focused more on the actual "nominal" numbers that reflect the actual dollars generated. Nominal growth, which is the currency of corporate earnings, remains sluggish because of limited pricing power in most parts of the economy. Going forward, it will be important that the U.S. government's fiscal and monetary policies gain traction if the stock market is to have materially better prospects.

--------
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
6 Of course, investors can also lose money in the Fund if our judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

In addition, higher than normal risk factors are affecting U.S. consumer and market confidence. The risk of war in Iraq, a confrontational U.S./North Korea relationship, the threat of terrorism and the continued unwinding of the recent U.S. stock market bubble leave the economy and financial markets in a vulnerable position. On the positive side, the severe credit crunch that negatively affected the U.S. economy in the second half of 2002 seems to be abating as major corporations have liquefied their balance sheets. We believe that many of these companies, particularly in the wireline telecommunications sector, will now have the flexibility to stop cutting capital investment and may start increasing investment on a slow, targeted basis sometime in 2003. This view is generally not shared by others in the market and, if it comes to pass, it could lead to significant appreciation in stocks of infrastructure suppliers to the telecommunications industry. However, we do not expect a robust capital investment environment to develop in 2003; our outlook calls for the absence of a negative influence, not necessarily the development of a significantly positive one.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

During the eight years in which the current portfolio management strategy has been in effect, 2002 stands out as the only year of negative returns despite a bear market that began in 2000. Please note that only Class O shares were available during this time period and Class O shares are only available to existing Class O shareholders. The Fund underperformed both on an absolute basis (down 24.64%) and relative to its Russell 3000 benchmark (which declined 21.54%). A closer look at the results reveals that the Fund performed well during the first five months of the year. Then, for a little over 4 months, the Fund fared extremely poorly. Finally, during the last 12 weeks of the year, the Fund performed extremely well, recovering a portion of its absolute losses and most of its losses relative to the market.

What went wrong towards the middle of the year? When we analyze the portfolio to determine where we did well and where we did poorly, a few things stand out. During the summer, our security selection, which is usually the primary generator of the Fund's outperformance, was very poor. Our sector allocation decisions, which generally are a minor negative contributor, provided a positive contribution. The Fund's riskier stocks, which we would have expected to decline somewhat had we known that the market was going to decline sharply, dropped to levels that were not only well below historical norms, but were below the net cash per share on the companies' balance sheets. In effect, the market was saying the rest of the company had negative value!

However, the riskier stocks were generally smaller positions. The normally lower risk stocks -- companies such as supermarkets, regional phone companies and financially strong insurance companies -- were the larger positions. During the middle of the year, these larger positions declined precipitously as well, severely affecting the Fund's performance.

It is of little consolation that this effect influenced many other investors across different markets and strategies during the same period. It explains what happened and why -- the Fund lost money as the market changed the way it viewed stocks in a way that we did not anticipate. For a few long months, investment strategies that consistently made money in the past lost money in 2002. However, we believe that these strategies will continue to make money over the long term, so we intend to stick with them.

On the other hand, we plan to formalize a change to our strategy of maintaining cash between 0% and 10% of the Fund's assets. Under 2002's volatile market conditions, it was more difficult to maintain the consistent investment levels that we had achieved in the past. As a result, cash fluctuated widely during the year, ranging from a high of about 16% to a low in the negative single-digits. When cash levels are negative, the fund is leveraged. Negative cash levels occurred twice during 2002. Going forward, we expect the Fund's cash position to fluctuate in a range between -10% and 20%. We believe that this incremental flexibility, which is allowed in the Fund's prospectus but has not been used until recently, will help us make better investment decisions.

From a portfolio positioning point of view, we believe that the most significant development is that we have continued to own more aggressive, growth-oriented stocks than we have in the past. The Fund has a particularly large overweighted position in the telecommunications equipment sector, as we believe that these stocks are depressed by current market expectations that there is no foreseeable end to the currently weak spending environment. Other notable concentrations are in insurance-related stocks, cable and telecommunications-related stocks and distressed convertible preferred securities, particularly of telecommunication equipment companies. The Fund is generally underweighted in deep cyclicals and credit sensitive financials. Finally, we have maintained a relatively large cash reserve in order to add positions as opportunities arise or valuations become more attractive.

The following table shows the Fund's sector weightings (based on our internal sector classifications) and cash balances of the Fund as of December 31, 2002, June 30, 2002, and December 31, 2001 for comparison purposes. The second table shows those same weightings for the benchmark Russell 3000 Index.

           Sector Weightings: Capital Fund
                                           12/31/02 6/30/02 12/31/01
                                           -------- ------- --------
           Basic Materials                   3.6%     5.9%    5.9%
           Capital Goods                     1.5%     0.0%    1.5%
           Communication Services           12.5%    12.7%   10.6%
           Consumer Cyclicals                7.3%    10.3%    7.2%
           Consumer Staples                  9.5%    11.3%   16.7%
           Energy                            6.5%     2.7%    3.3%
           Financials                       14.5%    19.3%   15.6%
           Healthcare                        9.4%    15.7%   14.6%
           REITs                             0.0%     0.0%    0.0%
           Technology                       22.6%    18.5%   10.7%
           Transportation                    0.0%     0.0%    0.0%
           Utilities                         0.0%     0.0%    0.0%
           Cash and Other                   12.6%     3.6%   13.9%

           Sector Weightings: Russell 3000
                                           12/31/02 6/30/02 12/31/01
                                           -------- ------- --------
           Basic Materials                   3.1%     3.3%    3.1%
           Capital Goods                     8.0%     8.2%    7.6%
           Communication Services            3.8%     3.7%    9.5%
           Consumer Cyclicals                9.9%    10.8%   10.4%
           Consumer Staples                 13.7%    13.3%    7.3%
           Energy                            5.7%     5.9%    5.2%
           Financials                       20.1%    20.0%   17.9%
           Healthcare                       14.4%    13.4%   15.3%
           REITs                             1.5%     1.4%    1.2%
           Technology                       15.2%    15.2%   18.2%
           Transportation                    1.4%     1.4%    1.0%
           Utilities                         3.2%     3.4%    3.3%
           Cash and Other                    0.0%     0.0%    0.0%

Looking forward, we intend to continue to apply the Fund's investment strategy consistently. It is our philosophy that growth in recurring sales, cash flow and earnings drive stock prices higher over time. Our approach is to invest in companies that have these characteristics. If we are successful at finding these companies, we believe that the Fund can generate consistent returns regardless of the investment fad of the moment. Of course, there are no guarantees that this will occur.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 51 through 54 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

           Class A  Class B  Class 2  Russell 3000 Index
           -------  -------  -------  ------------------
11/1/96    $ 9,425  $10,000  $ 9,901       $10,000
12/96       10,154   10,763   10,661        10,576
12/97       12,837   13,519   13,390        13,938
12/98       15,877   16,573   16,415        17,303
12/99       19,546   20,257   20,051        20,919
12/00       23,246   23,916   23,667        19,359
12/01       23,618   24,106   23,865        17,140
12/31/02    17,799   18,023   17,835        15,325
    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

             Class O   Russell 3000 Index
             -------   ------------------
12/92        $10,000         $10,000
12/93         11,717          11,087
12/94         10,058          11,107
12/95         13,566          15,195
12/96         18,089          18,511
12/97         22,929          24,396
12/98         28,394          30,285
12/99         35,050          36,614
12/00         41,779          33,883
12/01         42,615          30,000
12/02         32,275          26,823

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

--------------------------------------------------------------------------------
                   [CHART]

 Common Stock                         73%
 Convertible Securities                8%
 Corporate Bonds                       5%
 Repurchase Agreement                 13%
 Debtor-in-Possession Agreement        1%
 Options                               0%***

 Top Stock Holdings

 Safeway Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 The News Corp. Ltd. ADR
------------------------------------
 CIENA Corp.
------------------------------------
 Comverse Technology, Inc.
------------------------------------
 3Com Corp.
------------------------------------
 Merrill Lynch & Co., Inc.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
 XL Capital Ltd., Class A Shares
------------------------------------
Portfolio holdings may vary.

 CAPITAL FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.86%               9.80%
      5 year                             6.76%               5.50%
      3 year                            (3.07)%             (4.96)%
      1 year                           (24.64)%            (28.97)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.03%              10.03%
      5 year                             5.92%               5.64%
      3 year                            (3.82)%             (4.62)%
      1 year                           (25.24)%            (28.97)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.02%               9.84%
      5 year                             5.90%               5.69%
      3 year                            (3.83)%             (4.15)%
      1 year                           (25.27)%            (26.76)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                           12.43%              12.43%
      5 year                             7.08%               7.08%
      3 year                            (2.71)%             (2.71)%
      1 year                           (24.26)%            (24.26)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (1/31/01)        (15.78)%            (15.78)%
      1 year                           (24.27)%            (24.27)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the All Cap Value Fund ("Fund") is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks in securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

 THE PORTFOLIO MANAGERS

 The Fund is managed by an experienced team of managers.

  [GRAPHIC]
  Salomon Brothers
  All Cap Value Fund

PERFORMANCE UPDATE

For the period between their inception on January 25, 2002 and December 31, 2002, the Fund's Class A shares returned negative 27.93%, without sales charges. In comparison, the Russell 3000 Index/1/ returned negative 20.65% for the same period.

In early 2000, we advised clients to adopt a "technology free diet" and, in early 2002, we believed that -- with the NASDAQ Composite Index/2/ well below 2,000 compared to a high approaching 5,100 several years earlier -- the sector was once again attractive. Although we believe technology stocks will do well over the next few years, we were premature in buying them in 2002. However, we believe the Fund is well positioned for the better market we envision in 2003.

PORTFOLIO MANAGER MARKET OVERVIEW

It is clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects in 2002 than many analysts originally thought. In addition, the final stages of the previous bull market included more than just excessive enthusiasm for common stocks and inflated valuations. A host of corporate governance issues developed within the business culture of the late 1990s that carried significant risk for investors. Accounting and other techniques were used to make companies' earnings look better than they were. Unfortunately, a few companies actually crossed the line into outright fraud. In early 2002, we already knew about Enron's troubles, and it was thought that this might be the only major "bad actor" in corporate America. However, with the Worldcom revelations in late June 2002, it became clear that there were other problems as well. As a result, valuations on Wall Street fell sharply, and there were few places to hide in the equity markets during the summer of 2002. (Please note that the Fund held neither Enron nor WorldCom in 2002.)


--------
1 Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

                                    [CHART]

                            Stock and Bond Funds Flow

Compounding these difficulties were substantial cash flows out of equity mutual funds. Instead, bond funds became the primary focus for many investors. In addition, risk-averse investors built up their holdings in money market funds. Although short-term interest rates approached 1%, a figure not seen in more than 40 years, money market fund assets as a percentage of the Wilshire 5000 Total Market Index ("Wilshire 5000 Index")/3/, a very broad measure of the value of common stocks in the United States, reached 27%. In comparison, when short-term interest rates reached 20% about 20 years ago, money market fund assets comprised approximately 23% of the Wilshire 5000 Index.

                                    [CHART]

                    Money Market Fund Assets / Wilshire 5000 Index
--------
3 The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

PORTFOLIO MANAGER FUND OVERVIEW

Since the spring of 2002, economically sensitive companies have performed worse than consumer stocks. Industrials, technology companies, some consumer discretionary businesses and selected healthcare companies have fallen substantially more than the overall market. We believe that consumer stocks held up well in 2002 because of lower interest rates and the benefits of a record volume of mortgage refinancings, which put additional cash in consumers' pockets. Going forward, we believe that interest rates are probably near their lows for the next ten years, and consumer stocks may not benefit from additional rate reductions. In our opinion, economically sensitive stocks should do much better on a relative and absolute basis over the next few years.

Although we believe that this investment strategy is the correct one for the next 3 to 5 years, it probably penalized the Fund's results in 2002. Stocks that we regarded as attractive became even more reasonably priced, especially during the second quarter. After generally avoiding technology stocks since early 2000, in 2002 we determined that many technology stocks had reached price levels that, in our opinion, made them attractive once again.

Accordingly, we began to add to our technology holdings in 2002. We initiated or added to positions in Intel Corp., Agilent Technologies, Inc., Solectron Corp., 3Com Corp., Unisys Corp., Nokia Oyj, LSI Logic Corp., Motorola, Inc., Taiwan Semiconductor Manufacturing Co. Ltd. and Lattice Semiconductor Corp. Many of these companies are so-called growth stocks,/4/ but their fall in price brought them into value-stock/5/ territory.

Other significant purchases during the year included Nippon Telegraph & Telephone Corp., which we believe to be one of the cheapest telephone companies in the world, Honeywell International Inc., Hasbro Inc., Comcast Corp., Metro Goldwyn Mayer Inc., Abbott Laboratories, Cablevision Systems-NY Group, AOL Time Warner Inc., The St. Paul Cos., Inc., Pfizer Inc., Eastman Kodak Co., Raytheon Co., Cabot Corp., Vulcan Materials Co. and SBC Communications Inc.

Significant sales or reductions during the year included Georgia-Pacific Corp., Golden State Bancshares, Countrywide Credit, El Paso Corp., Varco International Inc., Continental Oil and Agere Systems Inc.

PORTFOLIO MANAGER OUTLOOK

We expect an improving stock market in 2003 to be driven by the monetary stimuli already in place as well as new fiscal initiatives. In a November 21, 2002, speech titled Deflation--Making Sure It Doesn't Happen Here; Federal Reserve Board Governor Ben Bernanke outlined steps the U.S. Federal Reserve Board ("Fed") could take to counter deflationary forces, if interest rates were effectively at zero. It is apparent that the Bush Administration and the Fed are committed to getting the economy moving again, and they appear willing to employ extraordinary means to accomplish this goal.
--------
4 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations and risks.
5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

Whether the U.S. moves into Iraq or not, we believe that the next step for oil prices is $20/barrel. For much of 2002, oil prices ranged between $28 and $30/barrel. If circumstances develop as we expect, lower oil prices may have the same effect on the world economy as a large tax reduction, especially within developing nations that are relatively dependent on oil. Currently, the prices of leading oil stocks appear to reflect prices of approximately $20/barrel.

A difficult market for U.S. Treasury bonds may develop in 2003 if, as we expect, interest rates move higher. Corporate and lower quality bonds may fare relatively well if reduced yield differences relative to U.S. Treasury securities, known as "spreads," offset rising interest rates. We believe that, with Treasury yields likely to move 75 to 100 basis points higher, so too should mortgage rates, which generally are linked to the yield of the 10-year Treasury bond. As a result, the housing market may be less robust in 2003 than in recent years. If our forecast is correct, money should begin to flow toward stocks and away from real estate and high-quality, fixed-income securities.

When severe bear markets end, several things typically occur. First, new market leadership emerges as an improving stock market differs in important ways from the previous bull-market cycle. Second, the market's improved performance is usually restrained relative to long-term norms. There is, however, one important exception: The initial advance coming out of a severe bear market is often quite substantial. After reaching a bottom after the 1973 to 1974 bear market, the S&P 500 Index/6 /advanced 46% between December 6, 1974 and June 30, 1975. From there until early 1980, the market's annual gains averaged just 6.5%. Until now, the 1973 to 1974 market slump represented the "gold standard" for bear markets. However, we now believe the 2000-2002 bear market was worse in severity and duration.

We would not be surprised to see the market advance 25% sometime in 2003, which would represent sub-par performance in a historical context. When the initial market thrust is completed, we suspect that the market's average annual rise may be measured in the high single digits over the next few years.

--------
6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

It is interesting to note that the Commodity Research Bureau Index ("CRB")/7/ and gold futures appear to be breaking 22-year downtrends. In addition, we believe that our 100-year "houses vs. stocks" chart currently shows a buy signal for houses. These data suggest that the U.S. dollar may weaken, interest rates may rise over the next few years and inflation may pick up in 2004-2005. If inflationary pressures affect producer prices, market sectors that stand to benefit include basic materials, machinery and other hard-assets industries that limited their capital expenditures over the last decade.

                                    [CHART]

                              Stock vs. Real Estate

As stated earlier, we believe that economically sensitive stocks may perform especially well in 2003. If legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also represent an attractive segment of the stock market.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 55 through 57 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------
7 CRB is an index that measures the overall direction of commodity sectors. The
  Index was designed to isolate and reveal the directional movement of prices in overall commodity trades. Please note that an investor cannot invest directly in an index

The following graph depicts the performance of the All Cap Value Fund versus the Russell 3000 Index. It is important to note that the All Cap Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 ALL CAP VALUE FUND -- CLASS O SHARES
 Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

              Class O    Russell 3000 Index
              -------    ------------------
    10/15/01  $10,000          $10,000
    12/01      10,896           10,647
    3/02       10,736           10,750
    6/02        8,982            9,343
    9/02        7,019            7,733
    12/31/02    7,684            8,353


Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                                    [CHART]

Common Stock                     98%
Repurchase Agreement              2%


 Top Stock Holdings

 Ambac Financial Group, Inc.
-----------------------------
 American Express Co.
-----------------------------
 Allstate Corp.
-----------------------------
 Pharmacia Corp.
-----------------------------
 The Walt Disney Co.
-----------------------------
 Alcoa Inc.
-----------------------------
 Carnival Corp.
-----------------------------
 Waste Management, Inc.
-----------------------------
 Engelhard Corp.
-----------------------------
 The St. Paul Cos., Inc.
-----------------------------
Portfolio holdings may vary.

 All CAP VALUE FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (1/25/02)        (27.93)%++           (32.07)%++
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (11/8/01)        (23.37)%             (26.06)%
      1 year                           (30.18)%             (33.67)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (1/17/02)        (27.86)%++           (29.28)%++
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/15/01)       (19.55)%             (19.55)%
      1 year                           (29.48)%             (29.48)%
      --------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital by investing in equity securities of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market.

 THE PORTFOLIO MANAGER

 The Fund is managed by Salomon Brothers Asset Management Inc ("SBAM"), and subadvised by Citi Fund Management Inc. under SBAM's supervision.

                                    [GRAPHIC]

                    Salomon Brothers
Large Cap Growth Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 25.43%, without sales charges. In comparison, the S&P 500 Index/1/ returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

2002 was marked by great volatility for the U.S. economy and the stock market. The macroeconomic environment during the period was dominated by geopolitical risks, corporate scandals, declining consumer confidence, and concerns about the general strength of the global economy. Growth stocks/2/, which during the past few years have consistently underperformed value stocks/3/, narrowed the gap somewhat over the last six months and finished the year modestly trailing value stocks. However, we believe that, by historical standards, the value/growth relative performance gap has been extreme since 2000. In our opinion, there is mounting evidence that the global economy is slowly emerging from a difficult 24-month period that created substantial profit pressure for U.S. growth companies. We believe that this evidence is highlighted by the past several quarters of moderate U.S. Gross Domestic Product ("GDP")/4/ growth.

PORTFOLIO MANAGER FUND OVERVIEW

During 2002, we reduced the Fund's exposure to relatively defensive areas, such as the consumer non-cyclical and pharmaceutical sectors, where we believed valuations did not appear to adequately reflect the reality of slow secular growth potential arising from greater competitive pressures and less new product innovation (e.g., Merck & Co., Inc., Eli Lilly & Co., The Coca-Cola Co.). After benefiting from relatively light exposure to cyclical technology companies compared to our benchmark during 2001, in 2002 we selectively added to some semi-conductor and computer software companies (e.g., Linear Technologies Corp., Network Appliance, Inc.) as valuations became more attractive and growth expectations became more achievable, in our opinion. In addition, we added to existing holdings in the consumer cyclical, financial, and consumer services sectors to position the Fund for what we believe will be a gradual improvement in economic growth prospects. The Fund's top five holdings as of December 31, 2002, were Microsoft Corp., General Electric Co., Pfizer Inc., Wal-Mart Stores, Inc. and Johnson & Johnson.

--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
4 GDP is the market value of the goods and services produced by labor and property in a given country.

Throughout 2002, the greatest positive contributor to the Fund's relative performance was sector selection; specifically, the Fund's relative position in the finance and telecommunication services sectors. In addition, we believe that our stock selection strategies in the healthcare and consumer discretionary sectors also positively contributed to the Fund's performance compared to its benchmark.

Although the 2002 environment was a difficult one, we endeavored to stick to our long-term investment philosophy: buying the highest quality growth companies we could find that have long track records of superior financial performance. Unfortunately, our disciplined process kept the Fund away from some of the more stable, slow-growth companies that performed relatively well, including a number of consumer staples stocks. While it owned strong relative performers such as The Coca-Cola Co., Anheuser-Busch Cos., Inc. and Philip Morris Cos., Inc., the Fund did not hold as many individual companies as are in the benchmark, because we felt those companies did not have superior sustainable growth potential over the long run.

We believe that our process should serve the Fund well when markets stabilize and corporate profits resume their growth in line with an improving global economy.

PORTFOLIO MANAGER MARKET OUTLOOK

In our opinion, the economy rebounded modestly in 2002 following six quarters of sub-par economic growth. However, we believe that the recovery thus far has been relatively muted by historical standards. For the full year 2002, we expect final GDP growth will likely be in the 2.5% to 3.0% range. In 2003, we expect growth to be somewhat stronger than it was in 2002, as the primary source of growth appears to be shifting from the consumer sector to a better balanced mix of business investment and consumer spending. The events of the past several quarters -- corporate scandals, renewed weakness in manufacturing and the escalation of tensions in Iraq -- have sharply slowed the economic recovery and delayed U.S. Federal Reserve Board ("Fed") tightening. The Fed responded aggressively to the economic stresses of the last couple of years by sharply reducing key short-term interest rates. At this level, we believe that monetary policy should be accommodative enough to support a recovery, and that the Fed has shown a willingness to fight any further deterioration of economic growth aggressively. In our opinion, low inflation and an economic recovery that is too slow to create a significant number of new jobs gives the Fed the latitude necessary to keep monetary policy in its current, highly accommodative stance well into 2003.

We also believe that recently difficult labor market conditions may negatively affect consumer income fundamentals in 2003. We currently expect consumer spending and income to continue to grow. However, we expect consumer spending to grow at a slower pace of approximately 1.5% to 2% over the next several quarters as the tax cuts, mortgage refinancing and zero-percent auto financing that previously benefited the consumer are having less of an impact.

On the corporate side, we believe that income fundamentals may improve, because corporate restructuring has enhanced profitability. Cost cutting has resulted in large productivity gains and is largely responsible for the improved earnings environment. Improved corporate profits ultimately should provide the foundation for rising employment and increased business investment.

In addition, we believe that inflation will remain contained into 2003, as competitive pressures in the early stages of an economic recovery are likely to keep pricing pressures muted. It is still too early to determine the final outcome of proposed fiscal stimulus programs, although early indications show that the proposals, if enacted, could be positive for economic growth and, potentially, the equity markets.

PORTFOLIO MANAGER FUND OUTLOOK

Our core philosophy has always maintained that the strongest business franchises -- those with long-term records of consistent growth -- ultimately deliver superior investment performance and usually lead both their industries and the economy out of difficult periods. These stocks continue to make up the lion's share of the Fund's portfolio, and we will continue to be opportunistic in taking advantage of the current environment to increase exposure to the best growth companies we can find at the most attractive prices.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 58 and 59 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS A, B, and 2 SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index
                                    [CHART]

          Class A  Class B  Class 2  S&P 500 Index
          -------  -------  -------  -------------
10/25/99  $ 9,425  $10,000  $ 9,901     $10,000
12/99      10,537   11,170   11,050      11,385
12/00       8,852    9,312    9,229      10,349
12/01       7,765    8,109    8,039       9,119
12/31/02    5,791    5,874    5,945       7,104

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS O SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index
                                    [CHART]

          Class O  S&P 500 Index
          -------  -------------
10/26/99  $10,000     $10,000
12/99      11,180      11,489
12/00       9,422      10,443
12/01       8,189       9,203
12/31/02    6,114       7,169

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Large Cap Growth Fund versus the S&P 500 Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                   [CHART]



Common Stock                         99%
Repurchase Agreement                  1%



 Top Holdings

 Microsoft Corp.
---------------------------------
 General Electric Co.
---------------------------------
 Pfizer Inc.
---------------------------------
 Wal-Mart Stores, Inc.
---------------------------------
 Johnson & Johnson
---------------------------------
 The Coca-Cola Co.
---------------------------------
 International Business Machines
 Corp.
---------------------------------
 The Procter & Gamble Co.
---------------------------------
 Merck & Co., Inc.
---------------------------------
 Fannie Mae
---------------------------------
Portfolio holdings may vary.

 LARGE CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class A Shares             Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.19)%             (15.77)%
3 year                           (18.09)%             (19.69)%
1 year                           (25.43)%             (29.70)%
--------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.85)%             (15.39)%
3 year                           (18.74)%             (19.56)%
1 year                           (26.08)%             (29.78)%
--------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.81)%             (15.07)%
3 year                           (18.67)%             (18.93)%
1 year                           (26.05)%             (27.50)%
--------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------
Since Inception (10/26/99)       (14.33)%             (14.33)%
3 year                           (18.22)%             (18.22)%
1 year                           (25.34)%             (25.34)%
--------------------------------------------------------------------
                        See page 43 for all footnotes.

 [GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Large Cap Core Equity Fund ("Fund") seeks a reasonable growth and income by investing in a portfolio consisting principally of U. S. equity securities, including convertible and preferred securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances, at least 80% of its assets in U.S. stocks with large market capitalizations and in related investments. Subject to this 80% policy, the Fund may also invest in fixed-income securities of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

The manager emphasizes individual security selection while spreading the Fund's investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index./1/ In selecting securities, the manager uses a style commonly known as "growth at a reasonable price." The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.

 THE PORTFOLIO MANAGER


 The Fund is managed by Michael A. Kagan.

[LOGO] Large Cap Core Equity Fund

PORTFOLIO UPDATE

For the year ended December 31, 2002, the Fund's Class O shares returned negative 22.25%, without sales charges. In comparison, the S&P 500 Index, the Fund's benchmark, returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

In our opinion, the stock market was terrible during 2002. Returns for the third quarter of 2002 were the worst since 1987, and the fall from the market's peak in March 2000 to its trough in October 2002 represented the worst decline since the Great Depression.

Dramatic moves in the market usually reflect inflections points in major economic variables. What do the awful returns of the past three years tell us? We do not believe that they forecast dire economic conditions. The early, aggressive response by the U.S. Federal Reserve Board ("Fed") and the resilience of the American consumer led the U.S. economy out of recession during the first quarter of 2002 and has kept it growing since. Unemployment, one of the best indicators of the economy's health, peaked in the spring of 2002 and has since declined slowly.

Rather, we believe that the market is indicating that several favorable trends that powered the great bull market of 1982-2000 have come to an end and that economic growth is likely to be slower during the coming decade than it was during the 1990s. The 1990's economic boom was helped greatly by successive waves of mortgage refinancing, which gave consumers cash to fuel consumption. The next decade will have no such help, in our view. The consumer's balance sheet is stretched and needs to be rebuilt. While these factors do not make us negative in our outlook for the economy, they temper our view on how robust the recovery will be.

Another significant change is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico early in 2002. The growth in Chinese manufacturing capacity and the expansion in Chinese exports have put downward pressure on prices. Industries that the U.S. has long dominated, such as chemicals, are losing market share to the Chinese. Other industries will benefit from Chinese growth, however. China lacks a domestic source of copper, and its alumina (the key raw material for aluminum) reserves are inferior. We are positioning the Fund to reflect what we see as the risks and opportunities that China's growth provides.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Consumer stocks were the market's leaders during 2002. Despite a strong fourth quarter of 2001, technology stocks performed poorly in 2002. Telecommunications stocks represented the market's worst sector. The Fund was helped by its positions in Teva Pharmaceutical Industries Ltd., Amgen Inc. and The Southern Co., The Bank of New York Co., Inc., Sun Microsystems, Inc. and OM Group, Inc. detracted from the Fund's performance. The Portfolio remains highly diversified, with holdings in every sector of the market.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

Despite recent economic data, we believe that the U.S. economy is likely to recover slowly in 2003. We have attempted to "barbell" our holdings with an overweighted position in defensive stocks, such as regulated utilities and healthcare companies, offset by an overweighted position in economically sensitive basic materials and technology stocks.

In addition, we believe that dividend yields will constitute a greater portion of stock returns over the next decade than they did during the 1990's. It also looks likely to us that the U.S. government will reduce or eliminate the double taxation of dividends in 2003. As a result, we favorably view those companies with above-average dividend yields.

The Fund has maintained a relatively defensive posture towards technology stocks during the past two years. The Fund was, in general, underweight the technology sector in favor of less volatile stocks. However, because of the enormous decline in valuations of technology stocks and because investor sentiment toward the sector was so poor, we initiated many technology positions during the third quarter and early October of 2002. We saw opportunities in companies that were trading at low multiples of cash or, in the case of Comverse Technology, Inc., below net cash. These stocks have had a tremendous run since early October, so we have pared the Fund's positions back a bit. However, because fundamentals for the technology sector seem to be bottoming, we are likely to maintain a more aggressive position in technology stocks going forward than we did over the past two years.

Basic materials stocks have historically been strong performers coming out of recessions. Capacity utilization in alumina is tightening, but capacity utilization in ethylene is loosening. Therefore, we are overweight aluminum companies and are generally avoiding the large commodity chemicals companies.

The market's concern over softening retail sales created what we believe is an opportunity in high-quality retailers, and we are overweight the sector. The Home Depot, Inc. is no longer the great growth story that it once was, but we consider its stock a compelling value. Electronics retailers Best Buy Co., Inc. and Circuit City Stores -- Circuit City Group should benefit in 2003 from new product cycles in consumer electronics.

The heavy truck segment of the capital goods sector appears to offer unusually attractive investment opportunities, and the Fund holds positions in Cummins Inc., PACCAR Inc. and Navistar International Corp.

We like the valuations and high dividend yields of many international oil companies. These stocks are reflecting oil prices of only $18 to $20 per barrel, compared to oil prices of about $29 per barrel as of year-end 2002. By contrast, supply and demand fundamentals are poor for natural gas, in our view, because inventories are at record highs. Accordingly, the Fund is overweight international oil companies, but it holds no natural gas exploration and production exposure.

We believe that regulated utility companies, such as Consolidated Edison, Inc. and The Southern Co., should offer secure dividends of more than 5% and modest growth of 2% to 3% even in a recession. On the other hand, we have avoided utilities with large unregulated businesses, because we are concerned about their prospects for returns. Overall, The Fund is overweight the utility sector.

In the health care sector, we believe that rising costs make HMOs and ethical pharmaceutical companies unattractive investments. We reduced the Fund's position in HCA Inc. by half, because we feel the hospital cycle is aging and valuations are no longer compelling. The Fund is significantly underweight ethical drug companies, but it owns a large position in Teva Pharmaceutical Industries Ltd., which we believe is the largest and highest quality generic drug company. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. In addition, patent litigation expected to go before the Supreme Court could damage the business models of the ethical pharmaceutical companies.

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 60 through 63 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Large Cap Core Equity Fund versus the S&P 500 Index. It is important to note that the Large Cap Core Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
      HISTORICAL PERFORMANCE (unaudited)
      LARGE CAP CORE EQUITY FUND - CLASS O SHARES
      Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

           Class O    S&P 500 Index
           -------    -------------
10/15/01   $10,000       $10,000
12/01       10,616         8,812
3/02        10,648         8,837
6/02         9,328         7,653
9/02         7,693         6,332
12/31/02     8,254         6,865


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                   [CHART]

Common Stock             98%
Convertible Securities    2%



 Top Stock Holdings

 Microsoft Corp.
-------------------------------------
 American International Group, Inc.
-------------------------------------
 Exxon Mobil Corp.
-------------------------------------
 The News Corp. Ltd. ADR
-------------------------------------
 Teva Pharmaceutical Industries Ltd.
 ADR
-------------------------------------
 Pfizer Inc.
-------------------------------------
 Verizon Communications Inc.
-------------------------------------
 Bank of America Corp.
-------------------------------------
 PepsiCo, Inc.
-------------------------------------
 Wells Fargo & Co.
-------------------------------------
Portfolio holdings may vary.


 LARGE CAP CORE EQUITY FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class B Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (8/13/02)           (0.87)%++                  (5.83)%++
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (4/25/02)          (19.33)%++                 (20.95)%++
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/15/01)         (14.65)%                   (14.65)%
1 year                             (22.25)%                   (22.25)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in stocks of large capitalization U.S. companies, preferably with attractive growth potential and favorable valuations.

The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position. In seeking individual companies for investment, the manager looks for: share prices that appear to be temporarily oversold or do not reflect positive company developments; share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis; special situations including corporate events, changes in management, regulatory changes or turnaround situations; and company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

[GRAPHIC OF Salomon Brothers
Investors Value Fund]

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 21.76%, without sales charges. In comparison, the S&P 500 Index ("S&P 500")/1/ returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Most investors would like to forget the year 2002. Despite strong fourth-quarter performance, the major U.S. equity market indices finished in the red for the third year in a row. The S&P 500 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq")/2/ fell 31.53% for the same period. To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In the first half of the year, we believe that investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-third of the S&P 500's total decline. Although the technology and telecommunications sectors rallied sharply in the fourth quarter, both sectors ended the entire year down more than 30%. All sectors of the S&P 500 posted negative returns for the year, but the basic materials, energy, transportation, consumer staples and financials sectors outperformed other sectors of the S&P 500 on a relative basis.
--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.



 THE PORTFOLIO MANAGERS



 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 12 years of financial industry experience.



 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

U.S. Treasury securities were the major beneficiary of the continued equity market fallout. The yield of the 10-year U.S. Treasury note fell from 5.04% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.60%, its lowest level in more than 40 years. In November, the U.S. Federal Reserve Board ("Fed") made its first change of the calendar year, reducing the federal funds rate ("fed funds rate")/3/ by 50 basis points/4/ to 1.25%, also a 40-year low.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund had a challenging year. Although we avoided many high-profile "blow-ups," several companies that the Fund did own were dragged down because of investors' aversion to sectors related to these "blow-ups." The Fund's underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Fund's exposure to El Paso Corp. and Williams
Cos., Inc. penalized its performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians and rating agencies during the year. We sold the Fund's Williams position in the early summer but continued to hold El Paso due to its stronger balance sheet and more attractive asset profile. In the fall, however, El Paso came under further pressure after an administrative law judge in the Federal Energy Regulatory Commission ruled that the company withheld capacity on its natural gas pipeline during the California energy crisis. The judge's recommendation subsequently went before the full commission for a hearing in December; their decision should be announced in early 2003. Despite El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile and implications of an adverse ruling by the commission.

The Fund's technology holdings also detracted from performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could continue to decline in price, but we wanted to position the Fund's portfolio to outperform when these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the portfolio's technology holdings in the fourth quarter due to increased valuations.


--------
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

Healthcare proved to be a bright spot in the portfolio this year. Three of the Fund's top five contributors came from the pharmaceutical group, including Pharmacia Corp., Novartis AG and Eli Lilly & Co. Pharmacia Corp. benefited from a takeover offer from Pfizer Inc., which the Fund also owned. We are excited about the prospects of this merger and continue to own shares in both companies. In the summer, we added to the Fund's healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis AG and Eli Lilly & Co. We still favor the healthcare sector.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest-rate levels and equity market valuations, we remain optimistic regarding the U.S. equity market. We believe that steady economic growth, low levels of inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we expect continued economic growth, albeit at a slower pace than we had previously envisioned. However, we will continue to monitor consumer data carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

The recent resignations of Treasury Secretary Paul O'Neill and presidential economic adviser Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Fed's 50 basis-point reduction in the fed funds rate in November, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund's portfolio is well positioned in the current market environment.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 64 through 66 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND - CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index
                                    [CHART]

          Class A  Class B  Class 2  S&P 500
          -------  -------  -------  -------
1/3/95    $ 9,425  $10,000  $ 9,898  $10,000
12/95      12,756   13,450   13,314   13,753
12/96      16,620   17,381   17,208   16,910
12/97      20,973   21,774   21,545   22,550
12/98      24,156   24,876   24,624   28,999
12/99      26,926   27,506   27,252   35,098
12/00      30,945   31,398   31,115   31,904
12/01      29,575   29,741   29,508   28,114
12/31/02   23,139   23,045   22,879   21,902
    Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index
                                    [CHART]

       Class O  S&P 500 Index
       -------  -------------
12/92  $10,000     $10,000
12/93   11,519      11,006
12/94   11,373      11,150
12/95   15,399      15,335
12/96   20,104      18,854
12/97   25,426      25,142
12/98   29,352      32,333
12/99   32,794      39,132
12/00   37,791      35,571
12/01   36,214      31,345
12/02   28,402      24,419
    Past performance is not predictive of future performance.
The graphs above depict the performance of the Investors Value Fund versus the S&P 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

             [CHART]

 Common Stock              98%
 Repurchase Agreement       1%
 Preferred Stock            1%
 Convertible Securities     0%***

 Top Stock Holdings

 Pharmacia Corp.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 Hewlett-Packard Co.
------------------------------------
 Philip Morris Cos. Inc./@/
------------------------------------
 The News Corp. Ltd. ADR
------------------------------------
 Schering-Plough Corp.
------------------------------------
 Nokia Oyj ADR
------------------------------------
 Safeway Inc.
------------------------------------
 Lucent Technologies Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.89%               11.07%
      5 year                            1.99%                0.78%
      3 year                           (4.93)%              (6.78)%
      1 year                          (21.76)%             (26.27)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.01%               11.01%
      5 year                            1.14%                0.88%
      3 year                           (5.73)%              (6.53)%
      1 year                          (22.52)%             (26.38)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.05%               10.91%
      5 year                            1.21%                1.01%
      3 year                           (5.66)%              (5.98)%
      1 year                          (22.47)%             (24.01)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                          11.00%               11.00%
      5 year                            2.24%                2.24%
      3 year                           (4.68)%              (4.68)%
      1 year                          (21.57)%             (21.57)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (7/16/01)        (16.44)%             (16.44)%
      1 year                           (21.56)%             (21.56)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

 THE PORTFOLIO MANAGER


 [PHOTO OF George J. Williamson]
            George J. Williamson,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

[GRAPHIC OF Salomon Brothers
Balanced Fund]

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 3.32%, without sales charges. In comparison, the Fund's benchmark, a blend of 50% S&P 500 Index/1/ and 50% Salomon Smith Barney Broad Investment-Grade ("SSB BIG") Bond Index/2/, returned negative 6.00%. This result placed the Fund in the top 3% of its peer group as measured by the Lipper Balanced Funds category./3/

PORTFOLIO MANAGER MARKET OVERVIEW AND OUTLOOK

The year 2002 witnessed the third consecutive year of negative stock market returns, a phenomenon that last occurred more than 50 years ago. The year began with widespread concerns regarding corporate management and accounting improprieties, which were soon followed by several high profile bankruptcies. However, in the third quarter, after the one-year anniversary of the September 11th terrorist attacks had passed, negative corporate headlines subsided and investor sentiment began to improve. As a result, the fourth quarter of 2002 saw a sharp rebound in the equity markets with the previously hard-hit technology and telecommunications sectors leading the way as investors anticipated a market bottom and a resumption of capital spending by businesses.

Now that 2002 is behind us, we believe that 2003 looks much brighter. The lingering effects of the speculative bubble that burst in 2000 appear to have diminished, and accounting and corporate oversight scrutiny has improved. As a result, in our view, the large-scale, confidence-shattering scandals of last year are unlikely to repeat themselves. The overall economy appears to be in good shape, as inflation is tame and the U.S. Federal Reserve Board continues to maintain a stimulative monetary policy, with interest rates remaining at 40 year lows. In our opinion, businesses are running much more efficiently than they have in years, and productivity gains continue to be strong. We think these factors should be favorable for stocks.


--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
3 Past performance is not indicative of future results. Rankings in the Lipper
  Balanced Fund category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of December 31, 2002. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include sales charges. Results would have been less favorable had sales charges been included.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

The Fund's overweighted position in the consumer staples sector, which was the best performing market sector of 2002, and the Fund's underweighted position in the technology sector were positive contributors to the Fund's relative performance for the year. Its relatively heavy exposure to real estate investment trusts benefited absolute performance.

Conversely, an overweighted position in the telecommunications sector detracted from performance. In addition, Safeway Inc., a large grocery store chain, performed relatively poorly as investors grew concerned about competition and the company's ability to sell higher profit merchandise. International Business Machines Corp. also hindered performance when investors became increasingly concerned about corporate spending on technology. On the other hand, Suncor Energy, Inc., a Canadian integrated energy company, held up very well, as did the Fund's position in Pharmacia Corp., a drug company scheduled to merge with Pfizer Inc. in early 2003.

As we look to the year ahead, we intend to maintain our style of investing in large-cap, high-quality growth stocks, while keeping an eye on value. We've been through a very tough market, and we believe that the vast majority of bad news resulting from the bursting of the market's speculative bubble is behind us. Against the backdrop of a healthy economy and reasonable valuations, we are optimistic about the investment climate for 2003.

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 67 through 72 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Balanced Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index/1/, the S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 BALANCED FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG"), S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index

                               [CHART]
                                                                     50% SSB
    BIG
                                                  S&P 500  SSB BIG      and
    50%
              Class A  Class B  Class 2  Class O   Index    Index    S&P 500
    Index
              -------  -------  -------  -------  -------  -------
    --------------
    9/11/95   $9,425  $10,000   $9,901  $10,000  $10,000   $10,000     $10,000
    12/95     10,052   10,644   10,548   10,689   10,602    10,434      10,518
    12/96     11,895   12,499   12,390   12,725   13,035    10,811      11,923
    12/97     14,161   14,767   14,634   15,183   17,383    11,852      14,618
    12/98     15,062   15,578   15,435   16,181   22,355    12,886      17,620
    12/99     15,546   15,954   15,807   16,734   27,056    12,779      19,917
    12/00     16,778   17,086   16,939   18,093   24,594    14,260      19,427
    12/01     16,939   17,137   16,976   18,319   21,672    15,475      18,573
    12/31/02  16,377   16,447   16,294   17,758   16,883    16,445      16,664

Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                          [CHART]

Common Stock                                       48%
Corporate Bonds                                    10%
Convertible Securities                              5%
Asset-Backed Securities                             4%
U.S. Government Agencies and Obligations           21%
Repurchase Agreement                               12%
Rights                                              0%***


 Top Stock Holdings

 Verizon Communications Inc.
---------------------------------------
 International Business Machines Corp.
---------------------------------------
 Exxon Mobil Corp.
---------------------------------------
 The News Corp. Ltd. ADR
---------------------------------------
 New Plan Excel Realty Trust
---------------------------------------
 SBC Communications Inc.
---------------------------------------
 J.P. Morgan Chase & Co.
---------------------------------------
 Arden Realty, Inc.
---------------------------------------
 Pfizer Inc.
---------------------------------------
 Pharmacia Corp.
---------------------------------------
Portfolio holdings may vary.
 BALANCED FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.86%                6.99%
      5 year                            2.95%                1.74%
      3 year                            1.75%               (0.23)%
      1 year                           (3.32)%              (8.90)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.05%                7.05%
      5 year                            2.18%                1.86%
      3 year                            1.02%                0.14%
      1 year                           (4.02)%              (8.65)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.06%                6.91%
      5 year                            2.17%                1.97%
      3 year                            1.02%                0.68%
      1 year                           (4.01)%              (5.85)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         8.18%                8.18%
      5 year                            3.18%                3.18%
      3 year                            2.00%                2.00%
      1 year                           (3.06)%              (3.06)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

FOOTNOTES
  1 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31 2002, the combined Index returns are for period October 1, 1995 through December 31, 2002.
  * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
  **As a percentage of total common stock.
   #As a percentage of total investments.
 ***Represents less than one percent.
  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  ++Total return is not annualized, as it may not be representative of the total return for the year.
  @ Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2002


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
-----------------------------------------------------------------------
COMMON STOCK -- 100%

China -- 7.9%
211,000 Aluminum Corp. of China Ltd........................ $    30,573
376,000 Beijing Datang Power Generation Co., Ltd...........     121,741
 43,000 China Mobile (Hong Kong) Ltd. (a)..................     102,282
378,000 China Petroleum & Chemical Corp....................      63,496
 29,000 China Resources Land Ltd...........................      25,659
202,000 China Unicom Ltd. (a)..............................     137,282
 48,000 Citic Pacific Ltd..................................      88,632
 20,000 Cosco Pacific Ltd..................................      16,413
                                                            -----------
                                                                586,078
                                                            -----------

Hong Kong -- 20.3%
 37,000 Cheung Kong (Holdings) Ltd.........................     240,782
 61,000 Cheung Kong Infrastructure.........................     104,423
 44,500 CLP Holdings Ltd...................................     179,174
 39,409 Esprit Holdings Ltd................................      66,452
  7,600 Hang Seng Bank Ltd.................................      80,887
  5,000 Henderson Land Development Co., Ltd................      15,003
 10,000 Hong Kong Electric.................................      37,828
 15,600 HSBC Holdings PLC..................................     170,532
 30,000 Hutchison-Whampoa Ltd..............................     187,727
110,500 Smartone Telecommunications Holdings Ltd...........     123,273
 25,000 Sun Hung Kai Properties............................     148,105
 19,500 Swire Pacific Ltd..................................      74,514
 35,000 Wharf (Holdings) Ltd...............................      65,974
                                                            -----------
                                                              1,494,674
                                                            -----------

India -- 7.0%
  2,560 Dr. Reddy's Laboratories Ltd.......................      47,951
  2,340 Hindlaco Industries Ltd............................      28,615
  4,950 Hindustan Petroleum Corp...........................      29,726
  4,600 Housing Development Finance Corp., Ltd.............      34,363
  1,373 Infosys Technologies Ltd...........................     136,617
  6,050 ITC Ltd............................................      83,325
 10,000 Larsen & Toubro Ltd................................      44,536
  8,950 Mahanagar Telephone Nigam Ltd......................      17,704
 11,231 Reliance Industries Ltd............................      69,728
  8,366 Tata Engineering & Locomotive Co., Ltd.............      28,151
                                                            -----------
                                                                520,716
                                                            -----------

Malaysia -- 7.0%
164,000 Gamuda Berhad......................................     237,368
106,000 IOI Corp...........................................     154,816
 44,000 Malakoff Berhad....................................      47,242
109,000 Public Banking Berhad..............................      74,579
                                                            -----------
                                                                514,005
                                                            -----------

Singapore -- 11.2%
 29,000 City Development Corp..............................      69,547
 15,000 DBS Group Holdings Ltd.............................      95,120
 28,000 DelGro Corp. Ltd...................................      34,705
 17,000 Overseas Chinese Bank Ltd..........................      94,572


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------

Singapore -- 11.2% (continued)
 16,000 Singapore Airlines Ltd............................. $   94,082
  4,000 Singapore Press Holdings Ltd.......................     41,968
108,000 Singapore Telecommunications Ltd...................     77,203
 32,000 United Overseas Bank Ltd...........................    217,681
 13,000 Venture Manufacturing Ltd..........................    104,171
                                                            ----------
                                                               829,049
                                                            ----------

South Korea -- 27.8%
  2,530 Hite Brewery Co., Ltd..............................    104,737
  2,870 Hyundai Motor Co., Ltd.............................     67,149
  1,913 Kookmin Bank.......................................     67,742
  5,261 Korea Electric Power Corp..........................     80,952
  5,750 Korea Telecom Corp.................................    245,795
  3,000 Korea Telecom Corp. ADR............................     64,650
  2,100 POSCO..............................................    208,929
  2,510 Samsung Electronics Co., Ltd.......................    664,508
    697 Samsung Fire & Marine Insurance Co., Inc...........     38,081
 15,720 Shinhan Financial Group Co., Ltd. (a)..............    164,351
  1,120 Shinsegae Co., Ltd.................................    141,175
  1,028 SK Telecom Co., Ltd................................    198,484
                                                            ----------
                                                             2,046,553
                                                            ----------

Taiwan -- 16.0%
 73,000 ASE Inc............................................     42,978
189,580 China Steel Corp...................................    106,143
 27,000 Compal Electronics Inc.............................     28,052
143,500 Delta Electronics Inc..............................    168,141
342,950 Far Eastern Textile Ltd............................    116,791
 54,150 Hon Hai Precision Industry Co., Ltd................    187,532
116,000 Nan Ya Plastics Corp...............................    100,433
415,402 SinoPac Holdings Co................................    174,433
309,000 Taiwan Cement Corp.................................     93,190
130,640 Taiwan Semiconductor Manufacturing Co., Ltd. (a)...    160,614
                                                            ----------
                                                             1,178,307
                                                            ----------

Thailand -- 2.8%
 10,000 PT Exploration & Production Public Co., Ltd........     32,908
160,000 Thai Farmers Bank Public Co., Ltd..................    111,240
107,800 Total Access Communication Public Co., Ltd.........     59,829
                                                            ----------
                                                               203,977
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $7,029,773*).... $7,373,359
                                                            ==========

--------
(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is $7,434,216.

    Abbreviation used in this schedule:
    ADR -- AmericanDepository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                         Security                          Value
-------------------------------------------------------------------------
COMMON STOCK -- 87.7%

Canada -- 2.8%
 50,000 CGI Group Inc., Class A Shares (a)(b)................. $  218,500
                                                               ----------

Finland -- 2.6%
 12,800 Nokia Oyj, Sponsored ADR..............................    198,400
                                                               ----------

France -- 2.9%
 16,600 AXA, Sponsored ADR (b)................................    223,270
                                                               ----------

Hong Kong -- 6.7%
 26,000 Asia Satellite Telecommunications, Sponsored ADR......    296,140
130,000 Espirit Holdings Ltd..................................    218,374
                                                               ----------
                                                                  514,514
                                                               ----------

Ireland -- 5.3%
 15,000 Allied Irish Banks PLC, Sponsored ADR (b).............    403,200
                                                               ----------

Israel -- 7.1%
 14,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR (b)    540,540
                                                               ----------

Italy -- 3.6%
 20,000 Luxottica Group S.p.A., Sponsored ADR (b).............    273,000
                                                               ----------

Japan -- 14.7%
 10,000 Canon, Inc............................................    376,389
  3,400 Secom Co., Ltd., Unsponsored ADR (b)..................    233,218
 10,000 Takeda Chemical Industries, Ltd.......................    417,649
  6,000 Trend Micro Inc. (a)(b)...............................    102,560
                                                               ----------
                                                                1,129,816
                                                               ----------

Mexico -- 3.1%
 13,245 Coca-Cola Femsa S.A. de C.V., Sponsored ADR (b).......    237,086
                                                               ----------

Netherlands -- 2.3%
 14,002 Koninklijke Ahold N.V., Sponsored ADR (b).............    178,246
                                                               ----------

Spain -- 1.8%
  5,202 Telefonica S.A., Sponsored ADR (a)(b).................    138,217
                                                               ----------

United Kingdom -- 34.8%
 20,000 Cobham PLC............................................    325,119
 35,675 Diageo PLC............................................    387,583
 30,611 Johnson Matthey PLC...................................    394,147
 51,025 Misys PLC.............................................    144,540
100,000 Rentokil Initial PLC..................................    354,090
 70,306 Serco Group PLC.......................................    173,277
 39,210 Shire Pharmaceuticals Group PLC (a)...................    250,856
112,674 Tesco PLC.............................................    351,815
 16,000 Vodafone Group PLC, Sponsored ADR (b).................    289,920
                                                               ----------
                                                                2,671,347
                                                               ----------
        TOTAL COMMON STOCK
        (Cost -- $9,964,051)..................................  6,726,136
                                                               ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

  Face
 Amount                                            Security                                             Value
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
$944,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $944,055;
          (Fully collateralized by U.S. Treasury Notes, 3.000% due 2/29/04; Market value -- $963,007)
          (Cost -- $944,000)......................................................................... $  944,000
                                                                                                      ----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $10,908,051*)...................................................................... $7,670,136
                                                                                                      ==========

--------
(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Notes 1 and 3).
 * Aggregated cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------
COMMON STOCK -- 87.3%

Basic Industries -- 3.5%
174,800 AK Steel Holding Corp. (a)......................... $  1,398,400
100,000 Georgia Gulf Corp..................................    2,314,000
 47,000 IMC Global Inc.....................................      501,490
 57,000 Mohawk Industries, Inc. (a)(b).....................    3,246,150
201,000 PolyOne Corp.......................................      787,920
                                                            ------------
                                                               8,247,960
                                                            ------------

Capital Goods -- 1.2%
100,000 AGCO Corp. (a).....................................    2,210,000
 14,200 L-3 Communications Holdings, Inc. (a)(b)...........      637,722
                                                            ------------
                                                               2,847,722
                                                            ------------

Communications -- 2.4%
650,000 Dobson Communications Corp., Class A Shares (a)....    1,436,500
264,500 Entravision Communications Corp., Class A Shares
         (a)...............................................    2,639,710
600,000 UnitedGlobalCom, Inc., Class A Shares (a)..........    1,440,000
                                                            ------------
                                                               5,516,210
                                                            ------------

Consumer Cyclicals -- 7.8%
 53,000 99 Cents Only Stores (a)...........................    1,423,580
 57,300 Aeropostale, Inc. (a)(b)...........................      605,661
143,300 American Eagle Outfitters, Inc. (a)(c).............    1,974,674
 39,300 California Pizza Kitchen, Inc. (a)(b)..............      990,360
 90,000 Chico's FAS, Inc. (a)..............................    1,701,900
 32,500 DeVry, Inc. (a)(b).................................      539,825
 52,000 Fastenal Co. (b)...................................    1,944,280
 75,000 Genesco Inc. (a)(b)................................    1,397,250
125,000 Linens 'n Things, Inc. (a)(b)......................    2,825,000
 85,000 MSC Industrial Direct Co., Inc., Class A Shares
         (a)(b)............................................    1,508,750
 67,500 Pacific Sunwear of California, Inc. (a)(b).........    1,194,075
 62,200 Zale Corp. (a).....................................    1,984,180
                                                            ------------
                                                              18,089,535
                                                            ------------

Consumer Non-Cyclicals -- 1.8%
 46,000 Bunge Ltd..........................................    1,106,760
150,000 Pathmark Stores, Inc. (a)..........................      760,500
167,900 Young Broadcasting Inc., Class A Shares (a)(b).....    2,211,243
                                                            ------------
                                                               4,078,503
                                                            ------------

Energy -- 7.4%
 33,000 Newfield Exploration Co. (a).......................    1,189,650
 50,000 Noble Energy, Inc..................................    1,877,500
148,000 Ocean Energy, Inc..................................    2,955,560
 32,000 Pogo Producing Co..................................    1,192,000
125,000 Premcor Inc. (a)(b)................................    2,778,750
125,000 Rowan Cos., Inc. (a)...............................    2,837,500
100,000 SEACOR SMIT Inc. (a)...............................    4,450,000
                                                            ------------
                                                              17,280,960
                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

 Shares                        Security                          Value
--------------------------------------------------------------------------

Financial Services -- 18.8%
  135,000 Arthur J. Gallagher & Co........................... $  3,966,300
   92,300 Banknorth Group, Inc. (c)..........................    2,085,980
  120,000 Brown & Brown, Inc. (b)(c).........................    3,878,400
   38,000 City National Corp.................................    1,671,620
   82,000 Commerce Bancorp, Inc. (b).........................    3,541,580
   64,000 Hilb, Rogal and Hamilton Co........................    2,617,600
  110,000 IPC Holdings, Ltd. (a).............................    3,469,400
  288,100 Knight Trading Group, Inc. (a).....................    1,379,999
   40,700 Legg Mason, Inc. (b)...............................    1,975,578
   65,500 Mercantile Bankshares Corp. (c)....................    2,527,645
   47,700 New York Community Bancorp, Inc....................    1,377,576
  132,300 PartnerRe Ltd. (b)(c)..............................    6,855,786
   24,200 Platinum Underwriters Holdings, Ltd. (a)(b)........      637,670
   53,000 UCBH Holdings, Inc. (b)............................    2,249,850
   74,000 W.P. Stewart & Co., Ltd. (b).......................    1,326,080
  150,000 Waddell & Reed Financial, Inc., Class A Shares.....    2,950,500
   35,000 Westamerica Bancorporation.........................    1,406,300
                                                              ------------
                                                                43,917,864
                                                              ------------

Healthcare -- 20.1%
  730,000 Applera Corp. - Celera Genomics Group (a)(b)(c)....    6,971,500
  173,000 Celgene Corp. (a)(b)...............................    3,714,310
  120,000 The Cooper Cos., Inc. (b)..........................    3,002,400
   67,100 Diagnostics Products Corp..........................    2,591,402
  441,900 DJ Orthopedics, Inc. (a)...........................    1,661,544
  203,000 Humana Inc. (a)....................................    2,030,000
  700,000 Inhale Therapeutic Systems, Inc. (a)(b)............    5,656,000
  350,000 Ligand Pharmaceuticals Inc., Class B Shares (a)....    1,879,500
  940,000 Medarex, Inc. (a)..................................    3,713,000
  172,400 Pharmacopeia, Inc. (a)(b)..........................    1,537,808
  535,000 QLT Inc. (a)(b)....................................    4,567,830
  124,000 Respironics, Inc. (a)..............................    3,773,444
  465,000 The TriZetto Group, Inc. (a)(b)....................    2,855,100
   65,000 Universal Health Services, Inc. (a)................    2,931,500
                                                              ------------
                                                                46,885,338
                                                              ------------

Real Estate Investment Trust -- 2.1%
   47,100 Alexandria Real Estate Equities, Inc. (c)..........    2,006,460
   88,800 PS Business Parks, Inc., Class A Shares............    2,823,840
                                                              ------------
                                                                 4,830,300
                                                              ------------

Technology -- 22.2%
1,137,700 3Com Corp. (a).....................................    5,267,551
   50,000 Activison, Inc. (a)(b).............................      729,500
  100,000 Adaptec Inc. (a)(b)................................      565,000
   50,000 ADTRAN, Inc. (a)(b)................................    1,645,000
  200,000 Advanced Digital Information Corp. (a).............    1,342,000
   70,000 Advanced Fibre Communications, Inc. (a)............    1,167,600
  250,000 Aeroflex Inc. (a)..................................    1,725,000
  155,100 AsiaInfo Holdings, Inc. (a)(b).....................      983,334
   35,000 Asyst Technologies, Inc. (a)(b)....................      257,250
  100,000 ATI Technologies Inc. (a)..........................      465,100


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                         Security                          Value
----------------------------------------------------------------------------

Technology -- 22.2% (continued)
    258,500 Axcelis Technologies, Inc. (a)..................... $  1,449,927
    619,500 CIENA Corp. (a)....................................    3,184,230
    200,000 CommScope, Inc. (a)................................    1,580,000
    330,000 DDi Corp. (a)(b)...................................       72,600
    200,000 Entegris Inc. (a)(b)...............................    2,060,000
    210,000 EXAR Corp. (a).....................................    2,604,000
     38,000 Harris Corp........................................      999,400
    108,600 i2 Technologies, Inc. (a)..........................      124,890
    183,000 Ingram Micro Inc., Class A Shares (a)..............    2,260,050
    173,000 Insight Enterprises, Inc. (a)......................    1,437,630
     77,000 Integrated Circuit Systems, Inc. (a)...............    1,405,250
    175,000 J.D. Edwards & Co. (a).............................    1,974,000
     50,000 Kulicke and Soffa Industries, Inc. (a)(b)..........      286,000
    225,100 Lawson Software, Inc. (a)..........................    1,294,325
    110,000 McDATA Corp., Class A Shares (a)...................      781,000
    145,000 Netscreen Technologies, Inc. (a)(b)................    2,441,800
    238,000 Perot Systems Corp., Class A Shares (a)............    2,551,360
    134,000 Plexus Corp. (a)(b)................................    1,176,520
    154,000 Semtech Corp. (a)..................................    1,681,680
    183,000 Silicon Storage Technology, Inc. (a)...............      739,320
     78,000 Tech Data Corp. (a)................................    2,102,880
    160,000 Tekelec (a)(b).....................................    1,672,000
    218,000 THQ Inc. (a)(b)....................................    2,888,500
    100,000 Ulticom, Inc. (a)..................................      749,000
                                                                ------------
                                                                  51,663,697
                                                                ------------
            TOTAL COMMON STOCK (Cost -- $272,318,752)..........  203,358,089
                                                                ------------
  Rights
-----------
RIGHTS -- 0.0%
     85,000 Bank United Corp., Contingent Rights (a)
             (Cost -- $17,470).................................        8,500
                                                                ------------
            SUB-TOTAL INVESTMENTS (Cost -- $272,336,222).......  203,366,589
                                                                ------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 12.7%
$29,669,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds
             at maturity -- $29,670,731; (Fully collateralized
             by U.S. Treasury Notes and Bonds, 9.250% due
             2/15/16; Market
             value -- $30,265,538) (Cost -- $29,669,000).......   29,669,000
                                                                ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $302,005,222*).. $233,035,589
                                                                ============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Securities with an aggregate market value of $20,067,034 are segregated as collateral for open futures contracts commitment.
 * Aggregate cost for Federal income tax purposes is $303,538,151.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

 Shares                     Security                        Value
----------------------------------------------------------------------
COMMON STOCK -- 72.6%

Basic Industries -- 3.6%
2,250,000 AK Steel Holding Corp. (a)................... $   18,000,000
  700,000 Alcoa Inc....................................     15,946,000
1,350,000 PolyOne Corp.................................      5,292,000
                                                        --------------
                                                            39,238,000
                                                        --------------

Capital Goods -- 1.5%
  350,000 Deere & Co. (b)..............................     16,047,500
                                                        --------------

Communications -- 7.3%
2,000,000 AT&T Wireless Services Inc. (a)(b)...........     11,300,000
1,150,000 Cablevision Systems New York Group, Class A
           Shares (a)..................................     19,251,000
  161,750 Comcast Corp., Class A Shares (a)(b).........      3,812,448
  500,000 Comcast Corp., Special Class A Shares (a)(b).     11,295,000
3,600,000 Dobson Communications Corp., Class A Shares
           (a).........................................      7,956,000
2,900,000 UnitedGlobalCom, Inc., Class A Shares (a)(b).      6,960,000
  500,000 Verizon Communications Inc. (b)..............     19,375,000
                                                        --------------
                                                            79,949,448
                                                        --------------

Consumer Cyclicals -- 6.3%
1,350,000 Costco Wholesale Corp. (a)(b)................     37,881,000
  950,000 Federated Department Stores, Inc. (a)........     27,322,000
  466,286 Fine Host Corp. (a)(c).......................      3,963,431
                                                        --------------
                                                            69,166,431
                                                        --------------

Consumer Staples -- 9.4%
1,500,000 Liberty Media Corp., Class A Shares (a)......     13,410,000
1,500,000 The News Corp. Ltd. ADR (b)..................     33,975,000
1,750,000 Pathmark Stores, Inc. (a)....................      8,872,500
2,000,000 Safeway Inc. (a)(b)..........................     46,720,000
                                                        --------------
                                                           102,977,500
                                                        --------------

Energy -- 6.1%
  400,000 Apache Corp. (b).............................     22,796,000
  250,000 Newfield Exploration Co. (a)(b)..............      9,012,500
    1,100 Ocean Energy Inc.............................         21,489
  350,000 SEACOR SMIT Inc. (a)(b)......................     15,575,000
1,000,000 Suncor Energy, Inc...........................     15,670,000
  154,300 Transocean Inc. (a)..........................      3,579,760
                                                        --------------
                                                            66,654,749
                                                        --------------

Financial Services -- 14.4%
  800,000 American International Group, Inc............     46,280,000
      330 Berkshire Hathaway, Inc., Class A Shares (a).     24,007,500
  800,000 Merrill Lynch & Co., Inc.....................     30,360,000
  500,000 PartnerRe Ltd. (b)...........................     25,910,000
  100,000 Prudential Financial, Inc. (b)...............      3,174,000
  350,000 XL Capital Ltd., Class A Shares (b)..........     27,037,500
                                                        --------------
                                                           156,769,000
                                                        --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                      Security                        Value
------------------------------------------------------------------------

Healthcare -- 8.8%
    150,000 Amersham PLC ADR (b)......................... $    6,660,000
    100,000 Anthem, Inc. (a).............................      6,290,000
    333,000 HCA Inc. (b).................................     13,819,500
  1,500,000 Ligand Pharmaceuticals Inc., Class B Shares
             (a).........................................      8,055,000
  3,000,000 Medarex, Inc. (a)............................     11,850,000
  1,500,000 Tenet Healthcare Corp. (a)...................     24,600,000
    350,000 WellPoint Health Networks Inc. (a)(b)........     24,906,000
                                                          --------------
                                                              96,180,500
                                                          --------------

Technology -- 15.2%
  6,875,000 3Com Corp. (a)...............................     31,831,250
  1,750,000 Agere Systems Inc., Class B Shares (a).......      2,450,000
  6,500,000 CIENA Corp. (a)..............................     33,410,000
  3,179,700 Comverse Technology, Inc. (a)(b).............     31,860,594
  6,000,000 i2 Technologies, Inc. (a)(b).................      6,900,000
  1,750,000 Latitude Communications, Inc. (a)............      2,677,500
 17,500,000 Lucent Technologies Inc. (a).................     22,050,000
    600,000 Micron Technology, Inc. (a)(b)...............      5,844,000
  8,500,000 Sun Microsystems, Inc. (a)(b)................     26,435,000
    328,800 Tellabs, Inc. (a)(b).........................      2,390,376
                                                          --------------
                                                             165,848,720
                                                          --------------
            TOTAL COMMON STOCK (Cost -- $975,398,113)....    792,831,848
                                                          --------------
CONVERTIBLE PREFERRED STOCK -- 1.8%

Consumer Cyclicals -- 0.1%
  1,907,000 Kmart Financing I, 7.750% due 6/15/16 (a)(d).      1,687,695
                                                          --------------

Technology -- 1.7%
     45,000 Lucent Technologies Capital Trust I, 7.750%
             due 3/15/17.................................     18,264,600
                                                          --------------
            TOTAL CONVERTIBLE PREFERRED
            STOCK (Cost -- $31,477,638)..................     19,952,295
                                                          --------------
   Face
  Amount
-----------
CONVERTIBLE CORPORATE BONDS -- 5.9%

Communications -- 1.0%
            NTL Inc.:
$10,435,000  6.750% due 5/15/08 (d)......................      1,408,725
 23,890,000  6.750% due 5/15/08 (d)(e)...................      3,225,150
 37,740,000  5.750% due 12/15/09 (d).....................      6,604,500
                                                          --------------
                                                              11,238,375
                                                          --------------

Energy -- 0.4%
 31,570,000 Friede Goldman Halter Inc., 4.500% due
             9/15/04 (a)(d)..............................      3,788,400
                                                          --------------

Technology -- 4.5%
 70,000,000 CIENA Corp., 3.750% due 2/1/08...............     49,000,000
                                                          --------------
            TOTAL CONVERTIBLE CORPORATE
            BONDS (Cost -- $78,901,735)..................     64,026,775
                                                          --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

      Face
     Amount                          Security                        Value
-------------------------------------------------------------------------------
CORPORATE BONDS -- 5.0%

Communications -- 2.7%
                   Charter Communications Holdings LLC:
       $11,000,000  8.250% due 4/1/07........................... $    4,950,000
        19,000,000  10.750% due 10/1/09 (b).....................      8,692,500
                   NTL Inc.:
         9,265,000  10.000% due 2/15/07 (d).....................        926,500
        34,375,000  Zero coupon until 4/1/03, 9.750%
                      thereafter, due 4/1/08 (d)................      2,921,875
        11,185,000  Zero coupon until 10/1/03, 12.375%
                      thereafter, due 10/1/08 (d)...............        894,800
                   United Pan-Europe Communications N.V.:
        14,500,000  10.875% due 8/1/09 (a)(d)...................      1,160,000
         5,000,000  11.250% due 2/1/10 (d)......................        400,000
        82,414,000  Zero coupon until 8/1/04, 12.500%
                      thereafter, due 8/1/09 (d)................      5,356,910
        48,795,000  Zero coupon until 11/1/04, 13.375%
                      thereafter, due 11/1/09 (d)...............      3,171,675
        10,244,000  Zero coupon until 2/1/05, 13.750%
                      thereafter, due 2/1/10 (d)................        665,860
                                                                 --------------
                                                                     29,140,120
                                                                 --------------

Consumer Cyclicals -- 0.7%
                   Kmart Corp.:
        34,825,000  8.375% due 12/1/04 (d)......................      5,049,625
        20,000,000  9.875% due 6/15/08 (d)(e)...................      3,000,000
                                                                 --------------
                                                                      8,049,625
                                                                 --------------

Healthcare -- 0.5%
        10,000,000 Athena Neurosciences Finance LLC, 7.250% due
                    2/21/08.....................................      5,500,000
                                                                 --------------

Technology -- 1.1%
                   Lucent Technologies Inc.:
         1,300,000  7.250% due 7/15/06..........................        741,000
        17,750,000  5.500% due 11/15/08.........................      8,963,750
         5,000,000  6.450% due 3/15/29..........................      2,225,000
                                                                 --------------
                                                                     11,929,750
                                                                 --------------
                   TOTAL CORPORATE BONDS (Cost -- $95,859,457)..     54,619,495
                                                                 --------------
DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT -- 1.4%

Communications -- 1.4%
        15,000,000 NTL Inc., Term Loan Notes, 12.000% due
                    12/1/10 (Cost -- $15,000,000)...............     15,000,000
                                                                 --------------

    Contracts
------------------
PURCHASED PUT OPTIONS (a) -- 0.0%
               250 S&P 500 Index, Expires 1/18/03, exercise
                    price $875 (Cost -- $349,500)...............        437,500
                                                                 --------------
                   SUB-TOTAL
                   INVESTMENTS (Cost -- $1,196,986,443).........    946,867,913
                                                                 --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                        Value
------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 13.3%
$48,296,000 Greenwich Capital Markets, Inc., 1.100% due
             1/2/03; Proceeds at
             maturity -- $48,298,951; (Fully
             collateralized by U.S. Treasury Notes,
             1.750% due 12/31/04; Market
             value -- $49,281,898)....................... $   48,296,000
 48,296,000 J.P. Morgan Chase Securities Inc., 1.000%
             due 1/2/03; Proceeds at
             maturity -- $48,298,683; (Fully
             collateralized by U.S. Treasury Bonds,
             7.125% due 2/15/23; Market
             value -- $49,261,859).......................     48,296,000
 48,296,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds at
             maturity -- $48,298,817; (Fully
             collateralized by U.S. Treasury Notes and
             Bonds, 1.750% to 5.250% due 12/31/04 to
             2/15/29; Market value -- $49,266,806).......     48,296,000
                                                          --------------
            TOTAL REPURCHASE
            AGREEMENTS (Cost -- $144,888,000)............    144,888,000
                                                          --------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $1,341,874,443*) $1,091,755,913
                                                          ==============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Security valued in accordance with fair valuation procedures.
(d)Security is currently in default.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is $1,351,067,443.


   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 97.6%

Consumer Discretionary -- 18.4%
 7,000 AOL Time Warner Inc. (a)(b)........................ $    91,700
 5,413 Cablevision Systems - New York Group, Class A
        Shares (a)(b).....................................      90,614
 7,600 Carnival Corp. (b).................................     189,620
 2,600 Comcast Corp., Class A Shares (a)(b)...............      58,734
 2,700 Eastman Kodak Co. (b)..............................      94,608
 6,000 Fleetwood Enterprises Inc. (a)(b)..................      47,100
 7,000 Hasbro Inc.........................................      80,850
 3,100 The Home Depot, Inc................................      74,276
17,000 Liberty Media Corp. (a)............................     151,980
 5,200 Mattel Inc.........................................      99,580
 9,500 McDonald's Corp....................................     152,760
 5,000 Metro Goldwyn Mayer Inc. (a)(b)....................      65,000
 3,000 The News Corp. Ltd. ADR (b)........................      78,750
12,000 The Walt Disney Co.................................     195,720
                                                           -----------
                                                             1,471,292
                                                           -----------

Energy -- 6.5%
   700 Amerada Hess Corp..................................      38,535
 3,200 Anadarko Petroleum Corp............................     153,280
 2,000 Chevron Texaco Corp................................     132,960
 1,870 ConocoPhillips.....................................      90,489
 4,400 Global SantaFe Corp. (b)...........................     107,008
                                                           -----------
                                                               522,272
                                                           -----------

Financial Services -- 20.5%
 6,000 Allstate Corp......................................     221,940
 4,000 Ambac Financial Group, Inc.........................     224,960
 6,300 American Express Co................................     222,705
 3,000 The Bank of New York Cos., Inc.....................      71,880
 2,000 Bank One Corp......................................      73,100
 1,600 The Chubb Corp.....................................      83,520
13,000 CNA Surety Corp....................................     102,050
 3,200 Countrywide Financial Corp.........................     165,280
 1,800 The Hartford Financial Services Group, Inc.........      81,774
 3,300 MBIA Inc. (b)......................................     144,738
 1,900 MGIC Investment Corp. (b)..........................      78,470
 4,900 The St. Paul Cos., Inc. (b)........................     166,845
                                                           -----------
                                                             1,637,262
                                                           -----------

Healthcare -- 9.4%
 2,700 Abbott Laboratories................................     108,000
15,000 Aphton Corp. (a)...................................      58,350
 4,700 Bentley Pharmaceuticals Inc. (a)...................      37,835
 3,000 Bristol-Myers Squibb Co............................      69,450
 4,000 Enzo Biochem, Inc. (a)(b)..........................      56,000
 2,000 Pfizer Inc.........................................      61,140
 5,000 Pharmacia Corp.....................................     209,000
 4,800 Schering-Plough Corp...............................     106,560
 1,200 Wyeth (b)..........................................      44,880
                                                           -----------
                                                               751,215
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                         Value
---------------------------------------------------------------------

Industrials -- 8.2%
 2,000 Emerson Electric Co................................ $  101,700
 3,500 Honeywell International Inc........................     84,000
 1,100 Ingersoll-Rand Co. Ltd.............................     47,366
 5,000 Pall Corp. (b).....................................     83,400
 5,000 Raytheon Co. (b)...................................    153,750
   300 Sabre Holdings Corp. (a)...........................      5,433
 8,000 Waste Management, Inc..............................    183,360
                                                           ----------
                                                              659,009
                                                           ----------

Information Technology -- 18.2%
10,300 3com Corp. (a).....................................     47,689
 9,100 Agilent Technologies, Inc. (a)(b)..................    163,436
 3,000 Electronics For Imaging Inc. (a)...................     48,783
 3,000 Flextronics International Ltd. (a).................     24,570
 5,700 Hewlett Packard Co.................................     98,952
 7,000 Intel Corp.........................................    108,990
 1,200 International Business Machines Corp...............     93,000
11,200 Lattice Semiconductor Corp. (a)(b).................     98,224
12,000 LSI Logic Corp. (a)(b).............................     69,240
25,000 Lucent Technologies Inc. (a)(b)....................     31,500
11,300 Micromuse Inc. (a).................................     43,166
 5,900 Motorola, Inc......................................     51,035
 5,000 Nokia Corp.........................................     77,500
10,000 RealNetworks, Inc. (a)(b)..........................     38,100
 7,000 Register.com Inc. (a)..............................     31,500
 5,200 Scientific-Atlanta Inc. (b)........................     61,672
25,000 Solectron Corp. (a)(b).............................     88,750
 9,400 Taiwan Semiconductor Manufacturing Co. Ltd. (a)....     66,270
 7,400 Texas Instruments Inc..............................    111,074
10,500 Unisys Corp. (a)...................................    103,950
                                                           ----------
                                                            1,457,401
                                                           ----------

Materials -- 11.2%
 8,500 Alcoa Inc..........................................    193,630
10,000 Brush Engineered Materials Inc. (a)(b).............     55,000
 3,700 Cabot Corp.........................................     98,198
 3,100 The Dow Chemical Co................................     92,070
 7,600 Engelhard Corp.....................................    169,860
   852 Monsanto Co........................................     16,401
 5,000 Smurfit Stone Container Corp. (a)(b)...............     76,955
 1,100 Vulcan Materials Co................................     41,250
 3,100 Weyerhaeuser Co. (b)...............................    152,551
                                                           ----------
                                                              895,915
                                                           ----------

Telecommunication Services -- 4.6%
 4,300 Ericsson LM Telefonaktiebolaget (a)(b).............     28,982
 6,000 Nippon Telegraph & Telephone Corp. (b).............    105,960
 5,000 SBC Communications Inc.............................    135,550
 5,200 Sprint Corp. (a)(b)................................     22,776
 4,300 Vodafone Group PLC (b).............................     77,916
                                                           ----------
                                                              371,184
                                                           ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

 Shares                       Security                         Value
-----------------------------------------------------------------------

Utilities -- 0.6%
   2,500 Duke Energy Corp. (b) ............................. $   48,850
                                                             ----------
         TOTAL COMMON STOCK (Cost -- $9,676,150)............  7,814,400
                                                             ----------
  Face
 Amount
--------
REPURCHASE AGREEMENT -- 2.4%
$193,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03;
          Proceeds at maturity -- $193,011; (Fully
          collateralized by Federal Home Loan Bank Notes,
          6.000% due 10/24/17; Market value --
          $196,860) (Cost -- $193,000)......................    193,000
                                                             ----------
         TOTAL INVESTMENTS -- 100% (Cost -- $9,869,150*) ... $8,007,400
                                                             ==========

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
 * Aggregate cost for Federal income tax purposes is $9,876,998.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 99.5%
Commercial Services -- 4.6%
 1,900 Automatic Data Processing, Inc..................... $    74,575
 1,440 The BISYS Group, Inc. (a)(b).......................      22,896
   500 Cintas Corp. (b)...................................      22,875
 3,190 Concord EFS, Inc. (a)(b)...........................      50,211
   840 The McGraw-Hill Cos., Inc..........................      50,770
 2,645 Paychex, Inc. (b)..................................      73,796
                                                           -----------
                                                               295,123
                                                           -----------
Consumer Cyclicals -- 13.8%
 1,030 Abercrombie & Fitch Co., Class A Shares (a)(b).....      21,074
 1,180 American Eagle Outfitters, Inc. (a)(b).............      16,260
 1,210 Bed Bath & Beyond Inc. (a).........................      41,781
   520 Best Buy Co., Inc. (a)(b)..........................      12,558
 1,010 CDW Computer Centers, Inc. (a)(b)..................      44,288
 5,820 The Home Depot, Inc................................     139,447
   870 Kohl's Corp. (a)(b)................................      48,676
   530 Liz Claiborne, Inc. (b)............................      15,715
 1,300 Lowe's Cos., Inc...................................      48,750
   270 Ross Stores, Inc. (b)..............................      11,445
 3,130 The TJX Cos., Inc. (b).............................      61,098
 3,370 Walgreen Co........................................      98,370
 6,590 Wal-Mart Stores, Inc...............................     332,861
                                                           -----------
                                                               892,323
                                                           -----------
Consumer Non-Cyclicals -- 13.2%
   370 Alberto-Culver Co., Class B Shares (b).............      18,648
 1,410 Anheuser-Busch Cos., Inc...........................      68,244
 4,970 The Coca-Cola Co...................................     217,785
 3,870 PepsiCo, Inc.......................................     163,391
 3,310 Philip Morris Cos., Inc. (c).......................     134,154
 2,220 The Procter & Gamble Co. (b).......................     190,787
 2,020 Sysco Corp. (b)....................................      60,176
                                                           -----------
                                                               853,185
                                                           -----------
Drugs -- 21.9%
 3,340 Abbott Laboratories................................     133,600
   880 AmerisourceBergen Corp.............................      47,793
 1,440 Bristol-Myers Squibb Co............................      33,336
 1,395 Cardinal Health, Inc...............................      82,570
 1,690 Eli Lilly & Co. (b)................................     107,315
 5,330 Johnson & Johnson..................................     286,274
 3,210 Merck & Co., Inc...................................     181,718
11,215 Pfizer Inc.........................................     342,843
 2,050 Pharmacia Corp.....................................      85,690
 2,940 Wyeth..............................................     109,956
                                                           -----------
                                                             1,411,095
                                                           -----------
Finance -- 9.8%
 2,700 American Express Co................................      95,445
 2,540 Fannie Mae.........................................     163,398
 1,240 Fifth Third Bancorp (b)............................      72,602
 1,660 Freddie Mac (b)....................................      98,023
 3,545 MBNA Corp..........................................      67,426


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------
Finance -- 9.8% (continued)
  1,320 Northern Trust Corp. (b)........................... $   46,266
  2,320 State Street Corp..................................     90,480
                                                            ----------
                                                               633,640
                                                            ----------
Healthcare -- 6.4%
  2,930 Amgen Inc. (a).....................................    141,636
  1,060 Biomet, Inc........................................     30,380
  2,630 Health Management Associates, Inc., Class A Shares
         (b)...............................................     47,077
  3,280 Medtronic, Inc.....................................    149,568
    380 Techne Corp. (a)(b)................................     10,856
    460 WellPoint Health Networks Inc. (a).................     32,734
                                                            ----------
                                                               412,251
                                                            ----------
Industrials -- 7.3%
    670 3M Co..............................................     82,611
    330 General Dynamics Corp. (b).........................     26,192
 14,990 General Electric Co................................    365,006
                                                            ----------
                                                               473,809
                                                            ----------
Semiconductor -- 4.7%
 10,210 Intel Corp.........................................    158,970
  2,890 Linear Technology Corp.............................     74,331
  2,030 Maxim Integrated Products, Inc.....................     67,071
                                                            ----------
                                                               300,372
                                                            ----------
Technology -- 17.3%
  1,720 Adobe Systems Inc..................................     42,658
 11,590 Cisco Systems, Inc. (a)............................    151,829
  4,170 Dell Computer Corp. (a)............................    111,506
  2,570 International Business Machines Corp...............    199,175
  8,760 Microsoft Corp. (a)................................    452,892
  3,170 Network Appliance, Inc. (a)(b).....................     31,700
 11,490 Oracle Corp. (a)...................................    124,092
                                                            ----------
                                                             1,113,852
                                                            ----------
Transportation -- 0.5%
    880 Expeditors International of Washington, Inc. (b)...     28,732
                                                            ----------
        TOTAL COMMON STOCK (Cost -- $7,598,556)............  6,414,382
                                                            ----------
 Face
Amount
-------
REPURCHASE AGREEMENT -- 0.5%
$34,000 State Street Bank and Trust Co., 1.050% due
         1/2/03; Proceeds at maturity -- $34,002; (Fully
         collateralized by U.S. Treasury Notes, 7.000% due
         7/15/06; Market
         value -- $35,775) (Cost -- $34,000)...............     34,000
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $7,632,556*).... $6,448,382
                                                            ==========

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * Aggregate cost for Federal income tax purposes is $7,958,274.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                           Security                              Value
-------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

Basic Industries -- 2.6%
    730 Alcan Inc................................................... $   21,550
  2,920 Alcoa Inc...................................................     66,518
    630 Barrick Gold Corp. (a)......................................      9,708
  1,040 PolyOne Corp................................................      4,077
    940 Smurfit-Stone Container Corp. (a)(b)........................     14,467
                                                                     ----------
                                                                        116,320
                                                                     ----------

Capital Goods -- 7.0%
    630 The Boeing Co...............................................     20,784
    420 Cummins Inc. (a)............................................     11,815
    420 Danaher Corp. (a)...........................................     27,594
    840 Deere & Co..................................................     38,514
    100 General Dynamics Corp. (a)..................................      7,937
  3,130 General Electric Co.........................................     76,216
    210 Lockheed Martin Corp........................................     12,127
    940 Navistar International Corp. (a)............................     22,851
    570 PACCAR Inc. (a).............................................     26,294
  2,190 Tyco International Ltd. (a).................................     37,405
    420 United Technologies Corp....................................     26,015
                                                                     ----------
                                                                        307,552
                                                                     ----------

Communications -- 4.8%
    310 AT&T Corp. (a)..............................................      8,094
  8,850 AT&T Wireless Services Inc. (a)(b)..........................     50,003
    838 Comcast Corp., Class A Shares (a)(b)........................     19,752
    830 Comcast Corp., Special Class A Shares (a)(b)................     18,750
  2,920 Verizon Communications Inc..................................    113,150
                                                                     ----------
                                                                        209,749
                                                                     ----------

Consumer Cyclicals -- 10.8%
    630 Best Buy Co., Inc. (a)(b)...................................     15,215
  1,250 Circuit City Stores - Circuit City Group (a)................      9,275
  3,130 Costco Wholesale Corp. (b)..................................     87,828
    730 Ecolab Inc. (a).............................................     36,135
  2,400 Federated Department Stores, Inc. (b).......................     69,024
    210 First Data Corp.............................................      7,436
    710 Fortune Brands, Inc.........................................     33,022
  2,290 The Home Depot, Inc.........................................     54,868
  1,770 MGM MIRAGE (a)(b)...........................................     58,357
  2,400 Paychex, Inc. (a)...........................................     66,960
    630 SPX Corp. (a)(b)............................................     23,593
    400 Target Corp.................................................     11,860
                                                                     ----------
                                                                        473,573
                                                                     ----------

Consumer Non-Cyclicals -- 12.8%
    420 Avon Products, Inc..........................................     22,625
    830 The Estee Lauder Cos. Inc. (a)..............................     21,912
  1,150 General Mills, Inc. (a).....................................     53,992
    730 Kimberly-Clark Corp.........................................     34,653
    940 Kraft Foods Inc. (a)........................................     36,594
  3,794 Liberty Media Corp., Class A Shares (b).....................     33,918


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 12.8% (continued)
   5,420 The News Corp. Ltd. ADR (a)................................. $  122,763
   2,190 PepsiCo, Inc................................................     92,462
   1,250 Phillip Morris Cos. Inc. (c)................................     50,663
     210 The Procter & Gamble Co.....................................     18,047
   2,290 Safeway Inc. (b)............................................     53,494
     320 Unilever PLC ADR............................................     19,747
                                                                      ----------
                                                                         560,870
                                                                      ----------

Energy -- 7.2%
   1,150 Consolidated Edison, Inc. (a)...............................     49,243
   4,060 Exxon Mobil Corp............................................    141,856
     310 Royal Dutch Petroleum Co., NY Shares (a)....................     13,646
   1,150 Total Fina Elf S.A. ADR.....................................     82,225
   1,350 Transocean Inc. (b).........................................     31,320
                                                                      ----------
                                                                         318,290
                                                                      ----------

Financial Services -- 19.0%
     420 American Express Co.........................................     14,847
   2,500 American International Group, Inc...........................    144,625
   1,350 Bank of America Corp........................................     93,920
   3,230 The Bank of New York Co., Inc...............................     77,391
   1,350 Bank One Corp...............................................     49,343
      11 Berkshire Hathaway Inc., Class B Shares (a)(b)..............     26,653
   1,460 FleetBoston Financial Corp..................................     35,478
     830 Freddie Mac.................................................     49,012
     630 The Goldman Sachs Group, Inc................................     42,903
     730 The Hartford Financial Services Group, Inc..................     33,164
   1,440 J.P. Morgan Chase & Co......................................     34,560
     520 Marsh & McLennan Cos., Inc..................................     24,029
   1,150 Merrill Lynch & Co., Inc....................................     43,642
     420 Morgan Stanley..............................................     16,766
     940 Wachovia Corp...............................................     34,254
     210 Washington Mutual, Inc......................................      7,251
   1,880 Wells Fargo & Co............................................     88,116
     210 XL Capital Ltd., Class A Shares.............................     16,223
                                                                      ----------
                                                                         832,177
                                                                      ----------

Healthcare -- 14.8%
   1,210 Amgen Inc. (b)..............................................     58,491
   1,250 Applera Corp. (a)...........................................     21,925
     730 Cephalon, Inc. (a)(b).......................................     35,528
     830 Eli Lilly & Co..............................................     52,705
   1,150 HCA Inc. (a)................................................     47,725
     520 Johnson & Johnson...........................................     27,929
     420 MedImmune, Inc. (a)(b)......................................     11,411
     730 Novartis AG ADR (a).........................................     26,813
   3,750 Pfizer Inc..................................................    114,638
   1,350 Pharmacia Corp..............................................     56,430
     830 Schering-Plough Corp. (a)...................................     18,426
     630 St. Jude Medical, Inc. (a)(b)...............................     25,024
   3,130 Teva Pharmaceutical Industries Ltd. ADR (a).................    120,849
     820 Wyeth (a)...................................................     30,668
                                                                      ----------
                                                                         648,562
                                                                      ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------

Real Estate Investment Trust -- 0.3%
    420 iStar Financial Inc................................ $   11,781
                                                            ----------

Technology -- 15.4%
  6,350 ADC Telecommunications, Inc. (b)...................     13,271
  1,770 BEA Systems, Inc. (a)(b)...........................     20,302
  3,540 BMC Software, Inc. (b).............................     60,569
    940 Celestica Inc. (a)(b)..............................     13,254
  1,560 CIENA Corp. (a)(b).................................      8,018
  3,130 Cisco Systems, Inc. (b)............................     41,003
  3,230 Comverse Technology, Inc. (b)......................     32,365
  2,290 Dell Computer Corp. (b)............................     61,235
  1,770 EMC Corp. (b)......................................     10,868
  3,130 Intel Corp.........................................     48,734
    420 Linear Technology Corp.............................     10,802
  3,330 Microsoft Corp. (b)................................    172,161
  4,790 Nokia Oyj ADR......................................     74,245
  2,980 Oracle Corp. (b)...................................     32,184
  1,350 STMicroelectronics N.V., NY Shares (a).............     26,338
  8,330 Sun Microsystems, Inc. (b).........................     25,906
  1,350 Teradyne, Inc. (b).................................     17,565
    310 VERITAS Software Corp. (b).........................      4,842
                                                            ----------
                                                               673,662
                                                            ----------

Transportation -- 1.0%
  1,030 Canadian National Railway Co.......................     42,807
                                                            ----------

Utilities -- 2.5%
    520 Exelon Corp........................................     27,440
    500 Progress Energy, Inc...............................     21,675
  2,080 The Southern Co. (a)...............................     59,051
                                                            ----------
                                                               108,166
                                                            ----------
        TOTAL COMMON STOCK (Cost -- $4,891,401)............  4,303,509
                                                            ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Face
Amount                       Security                         Value
----------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%

Technology -- 0.3%
$15,000 Teradyne, Inc., 3.750% due 10/15/06 (a)(d)......... $   13,519
                                                            ----------

Telecommunications and Utilities -- 1.5%
 57,000 Bell Atlantic Financial Services, 5.750% due 4/1/03     57,770
 15,000 NTL Communications Corp., 6.750% due 5/15/08 (e)...      2,025
 27,000 NTL (Delaware), Inc., 5.750% due 12/15/09 (e)......      4,725
                                                            ----------
                                                                64,520
                                                            ----------
        TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $86,531)     78,039
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $4,977,932*).... $4,381,548
                                                            ==========

--------
(a)All or a portion of this security is on loan (See Notes 1 and 3).
(b)Non-income producing security.
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is $5,014,856.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                  Security                      Value
------------------------------------------------------------------
COMMON STOCK-- 98.1%

Basic Industries -- 4.0%
  731,700 Alcoa Inc................................ $   16,668,126
  363,500 The Dow Chemical Co......................     10,795,950
  393,100 International Paper Co...................     13,746,707
                                                    --------------
                                                        41,210,783
                                                    --------------

Capital Goods -- 2.9%
  627,400 Honeywell International Inc..............     15,057,600
  244,000 United Technologies Corp.................     15,113,360
                                                    --------------
                                                        30,170,960
                                                    --------------

Communications Services -- 8.0%
  435,140 AT&T Corp................................     11,361,506
2,900,500 AT&T Wireless Services Inc. (a)..........     16,387,825
  431,290 Comcast Corp., Class A Shares............     10,165,505
  336,000 Comcast Corp., Special Class A Shares (b)      7,590,240
  457,500 SBC Communications Inc...................     12,402,825
  635,000 Verizon Communications Inc...............     24,606,250
                                                    --------------
                                                        82,514,151
                                                    --------------

Consumer Cyclicals -- 8.5%
  368,400 Costco Wholesale Corp. (a)...............     10,337,304
  440,000 Federated Department Stores, Inc. (a)....     12,654,400
  230,500 Fortune Brands, Inc......................     10,720,555
  958,600 The Gap, Inc.............................     14,877,472
  619,000 The Home Depot, Inc......................     14,831,240
  284,816 MGM MIRAGE (a)(b)........................      9,390,384
  529,300 Target Corp..............................     15,879,000
                                                    --------------
                                                        88,690,355
                                                    --------------

Consumer Non-Cyclicals -- 14.3%
   53,700 Comerica, Inc............................      2,321,988
  181,700 General Mills, Inc.......................      8,530,815
  373,200 Kimberly-Clark Corp......................     17,715,804
1,983,667 Liberty Media Corp., Class A Shares......     17,733,983
  978,000 McDonald's Corp..........................     15,726,240
  901,000 The News Corp. Ltd. ADR..................     20,407,650
  512,200 Philip Morris Cos. Inc. (c)..............     20,759,466
  342,600 R.J. Reynolds Tobacco Holdings, Inc. (b).     14,426,886
  812,000 Safeway Inc. (a).........................     18,968,320
  358,100 The St. Paul Cos., Inc...................     12,193,305
                                                    --------------
                                                       148,784,457
                                                    --------------

Energy -- 10.0%
  297,400 BP PLC...................................     12,089,310
  297,600 Burlington Resources Inc.................     12,692,640
  199,500 ChevronTexaco Corp.......................     13,262,760
  277,757 ConocoPhillips...........................     13,440,661
  340,000 Marathon Oil Corp........................      7,238,600
  333,300 Royal Dutch Petroleum Co.................     14,671,866


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                      Security                        Value
------------------------------------------------------------------------

Energy -- 10.0% (continued)
   209,700 Total Fina Elf S.A. ADR (b)................... $   14,993,550
   608,500 Transocean Sedco Forex Inc. (a)...............     14,117,200
                                                          --------------
                                                             102,506,587
                                                          --------------

Financial Services -- 25.0%
   459,600 American Express Co...........................     16,246,860
   315,500 American International Group, Inc.............     18,251,675
   193,800 Bank of America Corp..........................     13,482,666
   683,400 The Bank of New York Co., Inc.................     16,374,264
   207,700 Federal Home Loan Mortgage Corp...............     12,264,685
   572,400 FleetBoston Financial Corp....................     13,909,320
   201,000 The Goldman Sachs Group, Inc..................     13,688,100
   157,500 The Hartford Financial Services Group, Inc....      7,155,225
   625,700 J.P. Morgan Chase & Co........................     15,016,800
   742,300 MBNA Corp.....................................     14,118,546
   448,100 Merrill Lynch & Co., Inc......................     17,005,395
   383,500 Morgan Stanley................................     15,309,320
   804,500 U.S. Bancorp..................................     17,071,490
   420,100 Wachovia Corp.................................     15,308,444
   662,500 Waddell & Reed Financial, Inc., Class A Shares     13,031,375
   420,400 Washington Mutual, Inc........................     14,516,412
   305,000 Wells Fargo & Co..............................     14,295,350
   158,500 XL Capital Ltd................................     12,244,125
                                                          --------------
                                                             259,290,052
                                                          --------------

Healthcare -- 8.5%
   365,300 HCA Inc.......................................     15,159,950
    53,000 Pfizer Inc....................................      1,620,210
   665,700 Pharmacia Corp................................     27,826,260
   865,800 Schering-Plough Corp..........................     19,220,760
   532,000 Tenet Healthcare Corp.........................      8,724,800
   419,000 Wyeth.........................................     15,670,600
                                                          --------------
                                                              88,222,580
                                                          --------------

Real Estate Investment Trust -- 1.6%
   653,700 Equity Office Properties Trust................     16,329,426
                                                          --------------

Technology -- 14.1%
 1,000,000 3Com Corp. (a)................................      4,630,000
   911,948 Agere Systems Inc., Class B Shares (a)........      1,276,727
 1,346,200 Comverse Technology, Inc. (a).................     13,488,924
 1,308,100 Hewlett-Packard Co............................     22,708,616
    95,300 Intel Corp....................................      1,483,821
   106,500 International Business Machines Corp..........      8,253,750
14,674,800 Lucent Technologies Inc. (b)..................     18,490,248
   773,000 Micron Technology, Inc. (a)...................      7,529,020
 1,287,500 Motorola, Inc.................................     11,136,875
   730,400 National Semiconductor Corp. (a)..............     10,963,304
 1,225,300 Nokia Oyj ADR.................................     18,992,150
 3,585,900 Solectron Corp................................     12,729,945
 4,667,200 Sun Microsystems, Inc. (a)....................     14,514,992
                                                          --------------
                                                             146,198,372
                                                          --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                        Security                           Value
-----------------------------------------------------------------------------

Utilities -- 1.2%
    262,000 Progress Energy, Inc.............................. $   11,357,700
    100,200 Xcel Energy, Inc. (b).............................      1,102,200
                                                               --------------
                                                                   12,459,900
                                                               --------------
            TOTAL COMMON STOCK (Cost -- $1,076,837,906).......  1,016,377,623
                                                               --------------
PREFERRED STOCK -- 0.7%
    174,500 Ford Motor Co., Capital Trust II
             (Cost -- $8,480,455).............................      7,128,325
                                                               --------------

   Face
  Amount
-----------
CONVERTIBLE CORPORATE BOND -- 0.3%
$13,738,000 Charter Communications Inc., 5.750% due 10/15/05
             (Cost -- $7,377,158).............................      3,022,360
                                                               --------------
            SUB-TOTAL INVESTMENTS (Cost -- $1,092,695,519)....  1,026,528,308
                                                               --------------
REPURCHASE AGREEMENT -- 0.9%
  9,606,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds at
             maturity -- $9,606,560; (Fully collateralized by
             U.S. Treasury Bonds, 9.250% due 2/15/16; Market
             value -- $9,798,525) (Cost -- $9,606,000)........      9,606,000
                                                               --------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $1,102,301,519*)..... $1,036,134,308
                                                               ==============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * Aggregate cost for Federal income tax purposes is $1,104,532,838.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 48.4%

Basic Industries -- 0.9%
35,900 The Home Depot, Inc................................ $   860,164
 4,310 Indesco International, Inc.........................      23,705
                                                           -----------
                                                               883,869
                                                           -----------

Capital Goods -- 1.4%
34,000 General Electric Co................................     827,900
 5,341 Monsanto Co........................................     102,814
 7,400 United Technologies Corp...........................     458,356
                                                           -----------
                                                             1,389,070
                                                           -----------

Communications -- 2.2%
 6,470 Comcast Corp.......................................     152,498
87,200 The News Corp. Ltd. ADR............................   1,975,080
                                                           -----------
                                                             2,127,578
                                                           -----------

Consumer Cyclicals -- 0.2%
28,868 Fine Host Corp. (a)(b).............................     245,378
                                                           -----------

Consumer Non-Cyclicals -- 2.9%
 6,200 Avon Products, Inc.................................     333,994
13,000 The Coca-Cola Co...................................     569,660
 4,466 Del Monte Foods Co.................................      34,388
10,000 H.J. Heinz Co......................................     328,700
23,700 The Kroger Co......................................     366,165
 6,000 McDonald's Corp....................................      96,480
 8,000 PepsiCo, Inc.......................................     337,760
33,800 Safeway Inc. (a)...................................     789,568
                                                           -----------
                                                             2,856,715
                                                           -----------

Energy -- 7.6%
20,436 BP Amoco PLC.......................................     830,723
 7,392 ChevronTexaco Corp.................................     491,420
66,000 Exxon Mobil Corp. (d)..............................   2,306,040
35,000 Halliburton Co.....................................     654,850
25,000 Kerr-McGee Corp....................................   1,070,000
12,800 Royal Dutch Petroleum Co., NY Shares...............     563,456
16,000 Schlumberger Ltd...................................     673,440
60,000 Suncor Energy, Inc.................................     940,200
                                                           -----------
                                                             7,530,129
                                                           -----------

Financial Services -- 7.7%
12,500 American Express Co................................     441,875
14,600 American International Group Inc...................     844,610
 9,000 Bank of America Corp...............................     626,130
52,400 Bank of New York Co., Inc..........................   1,255,504
   466 Berkshire Hathaway Inc., Class B Shares (a)(c).....   1,129,118
18,000 The Chubb Corp.....................................     939,600
64,500 J.P. Morgan Chase & Co.............................   1,548,000
22,700 Merrill Lynch & Co., Inc...........................     861,465
                                                           -----------
                                                             7,646,302
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------

Healthcare -- 5.3%
 6,000 Bausch & Lomb Inc.................................. $   216,000
16,300 Johnson & Johnson..................................     875,473
 8,000 Merck & Co., Inc...................................     452,880
43,700 Pfizer Inc.........................................   1,335,909
31,310 Pharmacia Corp.....................................   1,308,758
27,000 Wyeth..............................................   1,009,800
                                                           -----------
                                                             5,198,820
                                                           -----------

Manufacturing -- 1.3%
55,800 Alcoa Inc..........................................   1,271,124
 2,028 Axiohm Transaction Solution, Inc. (a)..............           0
                                                           -----------
                                                             1,271,124
                                                           -----------

Real Estate Investment Trust -- 9.0%
67,500 Arden Realty, Inc..................................   1,495,125
35,000 Bedford Property Investors, Inc....................     899,150
55,000 Brandywine Realty Trust............................   1,199,550
45,000 Duke-Weeks Realty Corp.............................   1,145,250
75,000 Mid-Atlantic Realty Trust..........................   1,305,000
84,000 New Plan Excel Realty Trust........................   1,603,560
18,000 Prentiss Properties Trust..........................     509,040
35,000 Reckson Associates Realty Corp.....................     736,750
                                                           -----------
                                                             8,893,425
                                                           -----------

Technology -- 3.4%
15,900 Dell Computer Corp. (a)............................     425,166
18,722 Hewlett-Packard Co.................................     325,014
31,000 International Business Machines Corp...............   2,402,500
29,000 Motorola, Inc......................................     250,850
                                                           -----------
                                                             3,403,530
                                                           -----------

Telecommunications -- 5.5%
56,400 AOL Time Warner Inc................................     738,840
 4,000 AT&T Corp..........................................     104,440
12,872 AT&T Wireless Services Inc. (a)....................      72,727
59,100 SBC Communications Inc. (d)........................   1,602,201
74,160 Verizon Communications Inc. (d)....................   2,873,700
                                                           -----------
                                                             5,391,908
                                                           -----------

Transportation -- 1.0%
14,000 Canadian National Railway Co.......................     581,840
 6,200 United Parcel Services, Inc., Class B Shares.......     391,096
                                                           -----------
                                                               972,936
                                                           -----------
       TOTAL COMMON STOCK (Cost -- $50,774,836)...........  47,810,784
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

 Shares                        Security                          Value
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.5%

Technology -- 0.5%
   16,000 Solectron Corp., 7.250%............................ $   187,200
  120,103 UnitedGlobalCom, Inc., Series C, 7.000%............     288,247
                                                              -----------
                                                                  475,447
                                                              -----------

Transportation -- 0.0%
          TCR Holding Corp.:
      321  Class B Shares (a)(b)(f)..........................           0
      177  Class C Shares (a)(b)(f)..........................           0
      466  Class D Shares (a)(b)(f)..........................           0
      964  Class E Shares (a)(b)(f)..........................           1
                                                              -----------
                                                                        1
                                                              -----------
          TOTAL CONVERTIBLE PREFERRED
          STOCK (Cost -- $1,902,170).........................     475,448
                                                              -----------

 Rights
---------
RIGHTS -- 0.0%
  229,655 Contifinancial Corp. (units) (Cost -- $9,034)......       9,043
                                                              -----------

  Face
 Amount
---------
CORPORATE BONDS -- 10.3%

Basic Industries -- 0.5%
$ 150,000 Nexfor Inc., 7.250% due 7/1/12.....................     157,697
  125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08 (a)....     132,656
  200,000 Radnor Holdings Inc., 10.000% due 12/1/03..........     171,000
                                                              -----------
                                                                  461,353
                                                              -----------

Consumer Cyclicals -- 0.3%
  115,000 Cole National Group Inc., 8.625% due 8/15/07.......     109,250
  225,000 HMH Properties, 7.875% due 8/1/08..................     219,375
                                                              -----------
                                                                  328,625
                                                              -----------

Consumer Non-Cyclicals -- 1.6%
  100,000 American Safety Razor Co., 9.875% due 8/1/05.......      83,500
  100,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (e)      97,559
  300,000 H.J. Heinz Finance Co., 6.750% due 3/15/32 (e).....     332,346
  125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05..     132,813
  130,000 Hines Horticulture, Inc., 12.750% due 10/15/05.....     137,150
  250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....     233,750
   25,000 Levi Strauss & Co., 7.000% due 11/1/06.............      21,875
  175,000 North Atlantic Trading Co., 11.000% due 6/15/04....     175,219
  150,000 Park Place Entertainment Corp., 7.875% due 12/15/05     153,000
  200,000 Safeway Inc., 7.250% due 2/1/31....................     227,025
                                                              -----------
                                                                1,594,237
                                                              -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Face
 Amount                        Security                          Value
-------------------------------------------------------------------------

Energy -- 0.2%
 $200,000 Devon Financing Corp. ULC, 6.875% due 9/30/11...... $   223,142
                                                              -----------

Financial/Leasing -- 3.2%
  650,000 Bank of America Corp., 2.228% due 10/22/04.........     652,786
  200,000 General Electric Capital Corp., 6.800% due 11/1/05.     222,642
  325,000 The Goldman Sachs Group, Inc., 6.600% due 1/15/12..     359,742
  250,000 Household Finance Corp., 8.000% due 7/15/10........     282,828
  170,000 International Lease Finance Corp., 6.375% due
           3/15/09...........................................     181,841
  625,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)....     721,786
  700,000 Washington Mutual Financial, 6.875% due 5/15/11....     782,510
                                                              -----------
                                                                3,204,135
                                                              -----------

Manufacturing -- 0.8%
  200,000 Ford Motor Credit Co. 7.875% due 6/15/10...........     201,533
  200,000 General Motors Acceptance Corp., 6.875% due 9/15/11     199,775
  350,000 The Goodyear Tire & Rubber, 8.125% due 3/15/03 (c).     350,211
                                                              -----------
                                                                  751,519
                                                              -----------

Media -- 0.8%
  200,000 CSC Holdings, Inc., 10.500% due 5/15/16............     199,250
  175,000 Rogers Communications, Inc., 8.875% due 7/15/07....     168,000
  350,000 Viacom Inc., 6.625% due 5/15/11....................     396,231
                                                              -----------
                                                                  763,481
                                                              -----------

Services and Other -- 0.6%
  250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...     247,500
  350,000 Cendant Corp., 7.750% due 12/1/03..................     358,945
                                                              -----------
                                                                  606,445
                                                              -----------

Telecommunication and Utilities -- 0.8%
  350,000 AOL Time Warner, Inc., 7.625% due 4/15/31..........     360,995
  275,000 AT&T Wireless Services, Inc., 8.750% due 3/1/31....     270,332
  250,000 Calpine Corp., 8.750% due 7/15/07..................     110,000
  250,000 NTL Inc., Series B, (zero coupon until 4/1/03,
           9.750% thereafter), due 4/1/08....................      21,250
                                                              -----------
                                                                  762,577
                                                              -----------

Transportation -- 0.8%
  200,000 The Holt Group, 9.750% due 1/15/06 (a)(f)..........       7,250
  150,000 Teekay Shipping Corp., 8.320% due 2/1/08...........     154,688
  617,322 US Airways, Inc., 7.890% due 9/1/20 (f)............     645,975
                                                              -----------
                                                                  807,913
                                                              -----------

Utilities -- 0.7%
  500,000 The AES Corp., 4.500% due 8/15/05 (c)..............     220,625
  600,000 The Williams Cos., Inc., Series A, 6.750% due
           1/15/06 (g).......................................     423,000
                                                              -----------
                                                                  643,625
                                                              -----------
          TOTAL CORPORATE BONDS (Cost -- $10,701,734)........  10,147,052
                                                              -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Face
 Amount                        Security                         Value
------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.9%

Consumer Cyclicals -- 0.5%
 $750,000 Costco Wholesale Corp., zero coupon due 8/19/17.... $  523,125
                                                              ----------

Energy -- 0.6%
  500,000 Diamond Offshore Drilling, 1.500% due 4/15/31 (e)..    460,000
1,000,000 Friede Goldman Halter, 4.500% due 9/15/04 (f)......    120,000
                                                              ----------
                                                                 580,000
                                                              ----------

Media and Telecommunications -- 1.4%
  750,000 CIENA Corp., 3.750% due 2/1/08.....................    525,000
  750,000 EchoStar Communications Corp., 5.750% due 5/15/08
           (e)...............................................    679,688
          NTL Communications Corp.:
  250,000  6.750% due 5/15/08 (e)(f).........................     33,750
  250,000  6.750% due 5/15/08 (f)............................     33,750
  405,000  7.000% due 12/15/08 (f)...........................     81,000
  250,000 NTL Delaware Inc., 5.750% due 12/15/09 (e)(f)......     43,750
                                                              ----------
                                                               1,396,938
                                                              ----------

Technology -- 1.4%
  750,000 i2 Technologies Inc., 5.250% due 12/15/06..........    441,563
  500,000 Mercury Interactive Corp., 4.750% due 7/1/07.......    451,250
  500,000 Rational Software Corp., 5.000% due 2/1/07.........    510,625
                                                              ----------
                                                               1,403,438
                                                              ----------
          TOTAL CONVERTIBLE CORPORATE
          BONDS (Cost -- $5,250,179).........................  3,903,501
                                                              ----------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 20.8%
          U.S. Treasury Notes:
3,000,000  5.875% due 11/15/04 (c)...........................  3,241,056
2,000,000  3.000% due 11/15/07 (c)...........................  2,024,688
2,000,000  5.000% due 2/15/11 (c)............................  2,198,126
  300,000  4.000% due 11/15/12 (c)...........................    304,336
1,600,000 U.S. Treasury Bonds, 5.375% due 2/15/31 (c)........  1,744,751
          Federal Home Loan Mortgage Corp. (FHLMC):
  269,455  8.000% due 7/1/20.................................    291,811
  115,682  6.500% due 3/1/26.................................    120,931
  102,216  Gold, 6.500% due 3/1/26...........................    106,853
  174,860  Gold, 6.500% due 5/1/26...........................    182,794
2,500,000  Gold, 6.000% due 1/1/30 (h)(i)....................  2,585,155
          Federal National Mortgage Corp. (FNMA):
  750,000  5.500% due 2/15/06................................    820,799
    9,657  6.500% due 10/1/10................................     10,253
1,000,000  6.250% due 2/1/11.................................  1,120,891
   81,143  6.500% due 10/1/11................................     86,133
  174,271  6.500% due 4/1/13.................................    184,682
   95,100  6.500% due 5/1/13.................................    100,782
  207,006  6.500% due 7/1/13.................................    219,372
  268,698  9.000% due 1/1/24.................................    299,815
   29,536  7.000% due 9/1/25.................................     31,250
   53,240  6.500% due 12/1/25................................     55,737
   95,803  7.000% due 3/1/26.................................    101,222
  125,611  6.500% due 6/1/26.................................    131,324

                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 20.8% (continued)
$   97,059  7.000% due 3/1/27................................. $   102,549
    22,915  7.000% due 11/1/28................................      24,143
   205,077  7.000% due 2/1/29.................................     216,366
    22,346  7.000% due 3/1/29.................................      23,610
   434,503  7.000% due 4/1/29.................................     457,784
    11,441  8.000% due 5/1/30.................................      12,338
   880,000  6.000% due 1/1/32 (h)(i)..........................     909,700
     8,500  8.000% due 9/1/30.................................       9,166
   279,858  8.000% due 1/1/31.................................     301,786
   173,802  8.000% due 2/1/31.................................     187,420
 2,200,000  6.500% due 1/1/29 (h)(i)..........................   2,290,750
                                                               -----------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS (Cost -- $19,243,695)..................  20,498,373
                                                               -----------
ASSET-BACKED SECURITIES -- 3.7%

Financial/Leasing -- 3.7%
   669,857 Green Tree Financial Corp., Series 1997-6, Class
            A8, 7.070% due 1/15/29............................     638,081
 1,100,000 LB Commercial Conduit Mortgage Trust, Series
            1999-C1, Class A2, 6.780% due 4/15/09.............   1,252,998
   325,000 Morgan Stanley, 6.600% due 4/1/12..................     360,835
   500,000 Prime Credit Card Master Trust, Series 2000-1,
            Class A, 6.700% due 10/15/09......................     548,790
   250,000 Region of Lombardy, 5.804% due 10/25/32............     261,127
   289,541 Soundview Home Equity Loan Trust, Series 2000-1,
            Class A1F, 8.640% due 5/25/30.....................     319,100
   325,000 Sprint Capital Corp., 8.375% due 3/15/12...........     323,990
                                                               -----------
           TOTAL ASSET-BACKED SECURITIES (Cost -- $3,445,362).   3,704,921
                                                               -----------
           SUB-TOTAL INVESTMENTS (Cost -- $91,327,010)........  86,549,122
                                                               -----------
REPURCHASE AGREEMENT -- 12.4%
12,207,000 State Street Bank and Trust Co., 1.050% due
            1/2/03; Proceeds at
            maturity -- $12,207,712; (Fully collateralized by
            U.S. Treasury Bonds, 8.875% due 2/15/19; Market
            value -- $12,457,547) (Cost -- $12,207,000).......  12,207,000
                                                               -----------
           TOTAL INVESTMENTS -- 100% (Cost -- $103,534,010*).. $98,756,122
                                                               ===========

--------
(a)Non-income producing security.
(b)Security is valued in accordance with fair valuation procedures.
(c)All or a portion of this security is on loan (See Notes 1 and 3).
(d)Securities with an aggregate market value of $6,781,941 are segregated as collateral for mortgage dollar rolls.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Security is currently in default.
(g)Rate shown reflects current rate on instrument with variable rates.
(h)Security is issued on a to-be-announced ("TBA") basis (See Note 1).
(i)Mortgage dollar roll (See Note 1).
 * Aggregate cost for Federal income tax purposes is $103,182,184.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          December 31, 2002


                                                                             Asia     International
                                                                            Growth       Equity
                                                                             Fund         Fund
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost................................................... $ 7,029,773   $ 9,964,051
 Repurchase agreements, at cost.........................................          --       944,000
                                                                         ===========   ===========
 Investments, at value.................................................. $ 7,373,359   $ 6,726,136
 Repurchase agreements, at value........................................          --       944,000
 Foreign currency, at value++...........................................      38,222            --
 Cash...................................................................     235,219           719
 Receivable from Manager................................................      69,172            --
 Receivable for securities and options sold.............................      54,573            --
 Receivable for Fund shares sold........................................      37,552        22,323
 Receivable for open spot currency contracts............................      26,647            --
 Dividends and interest receivable......................................       2,188         9,234
 Collateral for securities on loan (Note 3).............................          --     1,957,766
 Receivable for variation margin........................................          --            --
 Other assets...........................................................          --         1,473
                                                                         -----------   -----------
 Total Assets...........................................................   7,836,932     9,661,651
                                                                         -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased......................................      71,762        33,872
 Payable for open spot currency contracts...............................      26,669            --
 Payable for securities purchased.......................................      26,647            --
 Service and distribution fees payable..................................       4,786         3,673
 Administration fee payable.............................................         340           321
 Payable for securities on loan (Note 3)................................          --     1,957,766
 Management fee payable.................................................          --         5,774
 Payable to bank........................................................          --            --
 Dividends payable......................................................          --            --
 Accrued expenses.......................................................     129,803       103,972
                                                                         -----------   -----------
 Total Liabilities......................................................     260,007     2,105,378
                                                                         -----------   -----------
Total Net Assets........................................................ $ 7,576,925   $ 7,556,273
                                                                         ===========   ===========
NET ASSETS:
 Par value of shares of capital stock................................... $     1,235   $     1,397
 Capital paid in excess of par value....................................  13,617,714    18,596,345
 Undistributed (overdistributed) net investment income..................     (20,250)           --
 Accumulated net realized gain (loss) from security transactions,
   options and futures contracts........................................  (6,365,460)   (7,803,666)
 Net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currencies.....................................     343,686    (3,237,803)
                                                                         -----------   -----------
Total Net Assets........................................................ $ 7,576,925   $ 7,556,273
                                                                         ===========   ===========
Shares Outstanding:
Class A.................................................................     363,033       797,640
                                                                         ===========   ===========
Class B.................................................................     491,906       323,710
                                                                         ===========   ===========
Class 2.................................................................     288,511       272,114
                                                                         ===========   ===========
Class O.................................................................      91,862         3,265
                                                                         ===========   ===========
Class Y.................................................................          --            --
                                                                         ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*.......................................................       $6.25         $5.47
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%)...............................................................       $6.63         $5.80
                                                                         ===========   ===========
Class B Shares
 Net asset value and offering price per share*..........................       $6.06         $5.33
                                                                         ===========   ===========
Class 2 Shares
 Net asset value*.......................................................       $6.06         $5.33
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)...............................................................       $6.12         $5.38
                                                                         ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share.........       $6.31         $5.39
                                                                         ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share.........          --            --
                                                                         ===========   ===========

--------
++ Foreign currency at cost for the Asia Growth Fund is $38,111.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



                      See Notes to Financial Statements.

  Small Cap                     All Cap     Large Cap    Large Cap     Investors
   Growth         Capital        Value       Growth     Core Equity      Value        Balanced
    Fund           Fund          Fund         Fund         Fund          Fund           Fund
-------------------------------------------------------------------------------------------------

$272,336,222  $1,196,986,443  $ 9,676,150  $ 7,598,556  $4,977,932  $1,092,695,519  $ 91,327,010
  29,669,000     144,888,000      193,000       34,000          --       9,606,000    12,207,000
============  ==============  ===========  ===========  ==========  ==============  ============
$203,366,589  $  946,867,913  $ 7,814,400  $ 6,414,382  $4,381,548  $1,026,528,308  $ 86,549,122
  29,669,000     144,888,000      193,000       34,000          --       9,606,000    12,207,000
          --              --           --           --          --              --            --
         834             629          265          211          --       1,892,382           568
          --              --        5,502       36,540       2,818              --            --
     380,019              --           --           --      17,485      34,134,203            --
   1,428,489       1,938,365       14,157       12,999          --      15,034,353     1,208,426
          --              --           --           --          --              --            --
      59,232       2,447,153       13,835        9,391       5,680       2,209,740       602,800
  37,081,300      81,870,686    1,833,940      923,641     923,973      45,168,486     9,488,505
       7,900              --           --           --          --              --            --
          --           9,239           --          506          --              --            --
------------  --------------  -----------  -----------  ----------  --------------  ------------
 271,993,363   1,178,021,985    9,875,099    7,431,670   5,331,504   1,134,573,472   110,056,421
------------  --------------  -----------  -----------  ----------  --------------  ------------

   2,749,780       5,779,957        2,000       20,655          --       2,185,369     1,055,350
          --              --           --           --          --              --            --
   1,896,295       5,745,989        5,297           --      23,891      24,295,761     5,730,212
     102,191         624,961          159        4,888         167         141,354        59,701
      10,067              --          347          276         187              --         3,957
  37,081,300      81,870,686    1,833,940      923,641     923,973      45,168,486     9,488,505
     140,934         561,717           --           --          --       1,292,833        18,629
          --              --           --           --      22,788              --            --
          --              --           --           --          --          24,613        59,936
      92,581         426,023       55,202       81,223      48,565         101,504        70,220
------------  --------------  -----------  -----------  ----------  --------------  ------------
  42,073,148      95,009,333    1,896,945    1,030,683   1,019,571      73,209,920    16,486,510
------------  --------------  -----------  -----------  ----------  --------------  ------------
$229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $4,311,933  $1,061,363,552  $ 93,569,911
============  ==============  ===========  ===========  ==========  ==============  ============

$     26,184  $       58,360  $       832  $     1,065  $      419  $       72,490  $      8,180
 327,752,216   1,437,442,161   10,368,496   11,441,315   5,209,175   1,198,359,818    97,903,777
       3,575         709,827        5,774           --       5,962       1,178,235       435,425
 (28,387,870)   (105,079,166)    (535,198)  (3,857,219)   (307,239)    (72,079,780)          417
 (69,473,890)   (250,118,530)  (1,861,750)  (1,184,174)   (596,384)    (66,167,211)   (4,777,888)
------------  --------------  -----------  -----------  ----------  --------------  ------------
$229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $4,311,933  $1,061,363,552  $ 93,569,911
============  ==============  ===========  ===========  ==========  ==============  ============

  16,986,896      11,612,251       12,441      158,822          --      12,617,492     2,555,590
============  ==============  ===========  ===========  ==========  ==============  ============
   5,361,541      16,381,690       14,789      439,658       9,112       3,812,959     3,907,914
============  ==============  ===========  ===========  ==========  ==============  ============
   3,779,047      19,358,269        4,833      465,149       9,798       3,672,208     1,588,296
============  ==============  ===========  ===========  ==========  ==============  ============
      56,034       9,813,996      800,000        1,758     400,000      33,649,175       128,624
============  ==============  ===========  ===========  ==========  ==============  ============
          --       1,194,017           --           --          --      18,737,709            --
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.91          $18.87        $9.58        $6.13          --          $14.69        $11.48
============  ==============  ===========  ===========  ==========  ==============  ============
       $9.45          $20.02       $10.16        $6.50          --          $15.59        $12.18
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.51          $18.28        $9.49        $5.98      $10.26          $14.40        $11.41
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.57          $18.31        $9.51        $5.99      $10.23          $14.45        $11.44
============  ==============  ===========  ===========  ==========  ==============  ============
       $8.66          $18.49        $9.61        $6.05      $10.33          $14.60        $11.56
============  ==============  ===========  ===========  ==========  ==============  ============

       $9.01          $19.08        $9.59        $6.10      $10.30          $14.66        $11.56
============  ==============  ===========  ===========  ==========  ==============  ============

          --          $19.10           --           --          --          $14.66            --
============  ==============  ===========  ===========  ==========  ==============  ============



                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2002



                                                             Asia     International
                                                            Growth       Equity
                                                             Fund         Fund
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends.............................................. $   172,310   $   152,054
 Interest...............................................          --        18,162
 Other..................................................          --            --
 Less: Foreign withholding tax..........................     (11,828)      (17,719)
                                                         -----------   -----------
 Total Investment Income................................     160,482       152,497
                                                         -----------   -----------
EXPENSES:
 Custody................................................     113,203        16,570
 Management fee (Note 2)................................      77,001        84,059
 Audit and legal........................................      63,769        47,414
 Service and distribution fees (Note 2).................      68,107        55,481
 Shareholder and system servicing fees..................      49,121        36,650
 Shareholder communications.............................      36,963        36,953
 Registration fees......................................      33,319        33,120
 Directors' fees........................................       4,607           324
 Administration fees (Note 2)...........................       4,813         4,670
 Interest expense.......................................          --            --
 Other..................................................      20,336         4,385
                                                         -----------   -----------
 Total Expenses.........................................     471,239       319,626
 Less: Management fee waiver and expense reimbursement
   (Note 2).............................................    (307,329)     (124,127)
                                                         -----------   -----------
 Net Expenses...........................................     163,910       195,499
                                                         -----------   -----------
Net Investment Income (Loss)............................      (3,428)      (43,002)
                                                         -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
(NOTES 1 AND 3):
 Realized Gain (Loss) From:
   Security transactions (excluding short-term
    securities).........................................     466,282    (1,000,112)
   Options purchased....................................          --            --
   Futures contracts....................................          --            --
   Foreign currency transactions........................    (125,259)         (416)
                                                         -----------   -----------
 Net Realized Gain (Loss)...............................     341,023    (1,000,528)
                                                         -----------   -----------
 Change in Net Unrealized Appreciation (Depreciation)
   From:
   Security transactions................................  (1,334,912)   (1,472,099)
   Foreign currency transactions........................      (9,115)           53
                                                         -----------   -----------
 Change in Net Unrealized Appreciation (Depreciation)...  (1,344,027)   (1,472,046)
                                                         -----------   -----------
Net Loss on Investments, Options, Futures Contracts
 and Foreign Currencies.................................  (1,003,004)   (2,472,574)
                                                         -----------   -----------
Decrease in Net Assets From Operations.................. $(1,006,432)  $(2,515,576)
                                                         ===========   ===========



                      See Notes to Financial Statements.


  Small Cap                        All Cap     Large Cap    Large Cap     Investors
   Growth            Capital        Value       Growth     Core Equity      Value        Balanced
    Fund              Fund          Fund         Fund         Fund          Fund           Fund
---------------------------------------------------------------------------------------------------
$   1,362,319     $   9,937,700  $   113,778  $    85,098  $    61,697  $  19,584,456  $ 1,467,425
    1,654,167        12,043,467        7,380        3,900        6,914      2,133,668    2,622,597
           --                --        1,520           --           --             --           --
           --          (173,057)          --           --           --       (167,210)      (9,492)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    3,016,486        21,808,110      122,678       88,998       68,611     21,550,914    4,080,530
-------------     -------------  -----------  -----------  -----------  -------------  -----------
       21,834            80,185       16,020       14,753       13,874         70,594       25,306
    1,911,814         7,283,660       69,367       56,623       30,606      5,761,706      538,083
       61,856           160,340       43,891       56,621       50,896         74,694       54,107
    1,407,119         8,150,238        1,318       66,276          561      1,774,405      765,142
      276,389         2,991,031        1,565       25,003        4,222        504,197      182,306
      188,790           265,657       32,063       35,963       11,632        246,147       46,373
       22,350           139,019      139,000       61,375      125,000         97,595       32,744
        4,392            35,651        2,559        1,711        1,028         53,182        5,867
      136,558                --        4,624        3,775        2,354             --       48,916
           --            18,396           --           --           --             --           --
       49,103           126,219        1,125        4,417        3,217         50,220       34,493
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    4,080,205        19,250,396      311,532      326,517      243,390      8,632,740    1,733,337
     (762,003)               --     (194,673)    (169,766)    (184,039)            --     (283,811)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    3,318,202        19,250,396      116,859      156,751       59,351      8,632,740    1,449,526
-------------     -------------  -----------  -----------  -----------  -------------  -----------
     (301,716)        2,557,714        5,819      (67,753)       9,260     12,918,174    2,631,004
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (19,984,296)      (74,458,511)    (527,350)  (1,372,957)    (307,270)   (69,579,994)   1,095,282
           --        (9,330,117)          --           --           --             --           --
   (6,543,887)               --           --           --           --             --           --
           --              (664)          --           --           --            446           --
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (26,528,183)      (83,789,292)    (527,350)  (1,372,957)    (307,270)   (69,579,548)   1,095,282
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (86,633,382)     (307,358,302)  (2,747,784)    (927,349)    (898,927)  (202,123,812)  (7,667,981)
           --                --           --           --           --             --           --
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (86,633,382)     (307,358,302)  (2,747,784)    (927,349)    (898,927)  (202,123,812)  (7,667,981)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
 (113,161,565)     (391,147,594)  (3,275,134)  (2,300,306)  (1,206,197)  (271,703,360)  (6,572,699)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
$(113,463,281)    $(388,589,880) $(3,269,315) $(2,368,059) $(1,196,937) $(258,785,186) $(3,941,695)
=============     =============  ===========  ===========  ===========  =============  ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002



                                                                            Asia      International
                                                                           Growth        Equity
                                                                            Fund          Fund
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)......................................... $     (3,428) $    (43,002)
  Net realized gain (loss).............................................      341,023    (1,000,528)
  Change in net unrealized appreciation (depreciation).................   (1,344,027)   (1,472,046)
                                                                        ------------  ------------
  Increase (Decrease) in Net Assets From Operations....................   (1,006,432)   (2,515,576)
                                                                        ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 9):
  Net investment income................................................      (62,714)           --
  Net realized gains...................................................           --            --
                                                                        ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders............      (62,714)           --
                                                                        ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.....................................   39,802,241    58,887,270
  Net asset value of shares issued for reinvestment of dividends.......       49,614            --
  Cost of shares reacquired............................................  (41,112,484)  (59,225,233)
                                                                        ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.......   (1,260,629)     (337,963)
                                                                        ------------  ------------
Increase (Decrease) in Net Assets......................................   (2,329,775)   (2,853,539)
NET ASSETS:
  Beginning of year....................................................    9,906,700    10,409,812
                                                                        ------------  ------------
  End of year*......................................................... $  7,576,925  $  7,556,273
                                                                        ============  ============
  * Includes undistributed (overdistributed) net investment income of:.     $(20,250)           --
                                                                        ============  ============


78


                      See Notes to Financial Statements.


  Small Cap                      All Cap     Large Cap    Large Cap      Investors
   Growth          Capital        Value       Growth     Core Equity       Value        Balanced
    Fund            Fund          Fund         Fund         Fund           Fund           Fund
---------------------------------------------------------------------------------------------------
$    (301,716) $    2,557,714  $     5,819  $   (67,753) $     9,260  $   12,918,174  $  2,631,004
  (26,528,183)    (83,789,292)    (527,350)  (1,372,957)    (307,270)    (69,579,548)    1,095,282
  (86,633,382)   (307,358,302)  (2,747,784)    (927,349)    (898,927)   (202,123,812)   (7,667,981)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
 (113,463,281)   (388,589,880)  (3,269,315)  (2,368,059)  (1,196,937)   (258,785,186)   (3,941,695)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
           --      (1,524,699)     (10,004)          --       (5,234)    (11,679,276)   (2,439,382)
     (275,762)             --       (5,629)          --       (3,441)             --    (1,241,952)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
     (275,762)     (1,524,699)     (15,633)          --       (8,675)    (11,679,276)   (3,681,334)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
  207,516,849     466,489,758      371,735    2,229,144      247,577     484,972,531    25,357,795
      252,577       1,364,736           97           --           --       7,262,986     2,959,366
 (168,025,240)   (292,529,287)     (12,740)  (3,198,627)     (37,983)   (203,786,977)  (31,930,713)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
   39,744,186     175,325,207      359,092     (969,483)     209,594     288,448,540    (3,613,552)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
  (73,994,857)   (214,789,372)  (2,925,856)  (3,337,542)    (996,018)     17,984,078   (11,236,581)
  303,915,072   1,297,802,024   10,904,010    9,738,529    5,307,951   1,043,379,474   104,806,492
-------------  --------------  -----------  -----------  -----------  --------------  ------------
$ 229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $ 4,311,933  $1,061,363,552  $ 93,569,911
=============  ==============  ===========  ===========  ===========  ==============  ============
       $3,575        $709,827       $5,774           --       $5,962      $1,178,235      $435,425
=============  ==============  ===========  ===========  ===========  ==============  ============


                                                                             79


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001



                                                                                Asia      International
                                                                               Growth        Equity
                                                                                Fund          Fund
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).............................................. $     17,535  $    (55,975)
 Net realized gain (loss)..................................................   (3,129,895)   (6,661,350)
 Change in net unrealized appreciation (depreciation)......................    2,584,838     2,050,569
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Operations.........................     (527,522)   (4,666,756)
                                                                            ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.....................................................     (123,504)           --
 Net realized gains........................................................           --            --
                                                                            ------------  ------------
 Decrease in Net Assets From Distributions to Shareholders.................     (123,504)           --
                                                                            ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares..........................................   71,995,214    92,417,158
 Net asset value of shares issued for reinvestment of dividends............      101,646            --
 Cost of shares reacquired.................................................  (75,287,145)  (99,893,718)
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions............   (3,190,285)   (7,476,560)
                                                                            ------------  ------------
Increase (Decrease) in Net Assets..........................................   (3,841,311)  (12,143,316)
NET ASSETS:
 Beginning of year.........................................................   13,748,011    22,553,128
                                                                            ------------  ------------
 End of year*.............................................................. $  9,906,700  $ 10,409,812
                                                                            ============  ============
* Includes undistributed (overdistributed) net investment income of:.......     $(63,485)      $(7,769)
                                                                            ============  ============

(a) For the period from October 15, 2001 (commencement of operations) to December 31, 2001.


80


                      See Notes to Financial Statements.


   Small Cap                      All Cap     Large Cap    Large Cap     Investors
    Growth          Capital        Value       Growth     Core Equity      Value        Balanced
     Fund            Fund         Fund(a)       Fund        Fund(a)        Fund           Fund
---------------------------------------------------------------------------------------------------
$     (485,352) $    6,176,995  $     9,944  $   (93,955) $    2,087  $    7,500,558  $  3,523,334
    (1,319,640)    (21,577,596)      (2,219)  (1,427,293)      3,321        (984,684)    1,252,767
   (20,312,367)     21,339,964      886,034      131,468     302,543     (48,540,906)   (4,153,287)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (22,117,359)      5,939,363      893,759   (1,389,780)    307,951     (42,025,032)      622,814
--------------  --------------  -----------  -----------  ----------  --------------  ------------

            --      (6,167,567)          --           --          --      (7,567,451)   (3,451,401)
            --     (19,207,341)          --           --          --     (19,346,256)     (944,177)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
            --     (25,374,908)          --           --          --     (26,913,707)   (4,395,578)
--------------  --------------  -----------  -----------  ----------  --------------  ------------

   266,112,173     835,416,111   10,010,251    3,604,117   5,000,000     352,347,476    14,202,118
            --      21,348,066           --           --          --       5,488,174     3,542,554
  (267,695,214)   (195,094,437)          --   (5,371,419)         --    (126,897,188)  (23,766,420)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
    (1,583,041)    661,669,740   10,010,251   (1,767,302)  5,000,000     230,938,462    (6,021,748)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (23,700,400)    642,234,195   10,904,010   (3,157,082)  5,307,951     161,999,723    (9,794,512)

   327,615,472     655,567,829           --   12,895,611          --     881,379,751   114,601,004
--------------  --------------  -----------  -----------  ----------  --------------  ------------
$  303,915,072  $1,297,802,024  $10,904,010  $ 9,738,529  $5,307,951  $1,043,379,474  $104,806,492
==============  ==============  ===========  ===========  ==========  ==============  ============
          $900         $(1,222)      $9,959           --      $1,967              --      $211,531
==============  ==============  ===========  ===========  ==========  ==============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund"), Salomon Brothers Large Cap Core Equity Fund ("Large Cap Core Equity Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and six other separate investment portfolios:
Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Each portfolio of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the "Funds".

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                          Objective
Asia Growth Fund.............. To seek long-term capital appreciation.
International Equity Fund..... To seek long-term capital growth.
Small Cap Growth Fund......... To obtain long-term growth of capital.
Capital Fund.................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
All Cap Value Fund............ To seek long-term growth of capital. Secondarily, to seek current income.
Large Cap Growth Fund......... To seek long-term growth of capital.
Large Cap Core Equity Fund.... To seek reasonable growth and income.
Investors Value Fund.......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................. To obtain above average income (compared to a portfolio invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $5,626,421, for the Balanced Fund.

Notes to Financial Statements
(continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the year ended December 31, 2002.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

  (i) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender's fee. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

  (j) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)



  (k) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (l) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (m) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (n) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (o) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., to act as its investment manager, subject to the supervision of the Board of Directors. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value
Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund, 0.70% for the Small Cap Growth Fund, 0.55% for the Balanced Fund, 0.75% for the All Cap Value Fund and Large Cap Growth Fund, and 0.65% for the Large Cap Core Equity Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-adviser to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citi Fund Management Inc. as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                          Annual Fee Rate
---------------------------------------------------------------------------------
First $350 million...............................................      0.650%
Next $150 million................................................      0.550%
Next $250 million................................................      0.525%
Next $250 million................................................      0.500%
Over $1 billion..................................................      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund, which has the lowest performance for the period, and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, September 30, and December 31, 2002, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 1.55%, 2.93% and 0.42%, respectively. As a result, base management fees were decreased, in aggregate, by $71,620 for the year ended December 31, 2002.

For the year ended December 31, 2002, SBAM waived management fees of $77,001, $84,059, $762,003, $69,367, $56,623, $30,606 and $283,811, for the Asia Growth
Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Balanced Fund, respectively, and reimbursed expenses of $230,328, $40,068, $125,306, $113,143 and $153,433, for the Asia Growth Fund, International Equity Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund, except the Capital Fund and Investors Value Fund, also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets.

Salomon Smith Barney Inc. ("SSB") acts as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(continued)



For the year ended December 31, 2002, total service and distribution plan fees were as follows:


                                                   Class A   Class B    Class 2
---------------------------------------------------------------------------------
Asia Growth Fund.................................. $  7,217 $   39,272 $   21,618
International Equity Fund.........................   12,572     23,768     19,141
Small Cap Growth Fund.............................  439,192    629,860    338,067
Capital Fund......................................  655,973  3,489,405  4,004,860
All Cap Value Fund................................      134        961        223
Large Cap Growth Fund.............................    3,023     33,403     29,850
Large Cap Core Equity Fund........................       --        112        449
Investors Value Fund..............................  458,487    702,495    613,423
Balanced Fund.....................................   67,039    530,207    167,896

For the year ended December 31, 2002, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                                             Sales Charges                CDSCs
                                         --------------------- ---------------------------

                                          Class A    Class 2   Class A  Class B   Class 2
------------------------------------------------------------------------------------------
Asia Growth Fund........................ $   23,107 $    3,401 $   35  $    8,038 $    166
International Equity Fund ..............     15,418      2,755  3,808      11,474      379
Small Cap Growth Fund ..................    315,962    248,744  8,101      66,321   16,237
Capital Fund............................  1,462,422  1,696,450  4,061   1,161,636  204,890
All Cap Value Fund .....................      4,350         --     --         100       36
Large Cap Growth Fund ..................      4,054      6,021     --       8,368    1,857
Large Cap Core Equity Fund..............         --        588     --          --       --
Investors Value Fund....................    113,836    177,485    123     166,332   25,306
Balanced Fund ..........................     36,017     39,142     --     128,458    3,481

For the year ended December 31, 2002, brokerage commissions of $1,632, $195,990, $85, $62, $6 and $166,796 were paid by the Asia Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Investors Value Fund, respectively, to SSB.

At December 31, 2002, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

All Cap Value Fund.................................................. 96.1%
Large Cap Core Equity Fund.......................................... 95.5%

Notes to Financial Statements
(continued)


3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                             Purchases        Sales
                                           -------------- --------------
       Asia Growth Fund................... $   19,095,732 $   20,731,105
                                           ============== ==============
       International Equity Fund ......... $    1,099,269 $    2,591,917
                                           ============== ==============
       Small Cap Growth Fund ............. $  247,441,608 $  189,768,072
                                           ============== ==============
       Capital Fund....................... $1,425,703,785 $1,220,421,739
                                           ============== ==============
       All Cap Value Fund ................ $    5,348,536 $    3,643,630
                                           ============== ==============
       Large Cap Growth Fund ............. $    2,454,981 $    3,420,932
                                           ============== ==============
       Large Cap Core Equity Fund......... $    2,670,345 $    2,311,456
                                           ============== ==============
       Investors Value Fund............... $  780,764,309 $  439,180,835
                                           ============== ==============
       Balanced Fund:
         U.S. government securities....... $   11,480,780 $   11,067,717
         Other investments................     20,897,304     19,388,359
                                           -------------- --------------
                                           $   32,378,084 $   30,456,076
                                           ============== ==============

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      Net
                                        Gross         Gross        Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation  Depreciation  (Depreciation)
                                     ------------ -------------  --------------
 Asia Growth Fund................... $   778,032  $    (838,889) $     (60,857)
 International Equity Fund .........     727,630     (3,965,545)    (3,237,915)
 Small Cap Growth Fund .............  17,293,143    (87,795,705)   (70,502,562)
 Capital Fund.......................  43,435,811   (302,747,341)  (259,311,530)
 All Cap Value Fund ................     289,112     (2,158,710)    (1,869,598)
 Large Cap Growth Fund .............     176,608     (1,686,500)    (1,509,892)
 Large Cap Core Equity Fund.........     153,270       (786,578)      (633,308)
 Investors Value Fund...............  92,829,540   (161,228,070)   (68,398,530)
 Balanced Fund .....................   6,878,664    (11,304,726)    (4,426,062)

The following written covered call option transactions for the Capital Fund occurred during the year ended December 31, 2002:

                                                       Number of
                                                       Contracts  Premiums
                                                       --------- ---------
     Options written, outstanding at December 31, 2001      --   $       0
     Options written..................................   8,000     815,975
     Options exercised................................  (8,000)   (815,975)
                                                        ------   ---------
     Options written, outstanding at December 31, 2002      --   $       0
                                                        ======   =========

Notes to Financial Statements
(continued)



At December 31, 2002, the Small Cap Growth Fund had the following open futures contracts:

    Contracts      Number of                                     Unrealized
     to Buy        Contracts Expiration Basis Value Market Value    Loss
    ---------      --------- ---------- ----------- ------------ ----------
Russell 2000 Index    79        3/03    $15,640,657 $15,136,400  $(504,257)
                                                                 ==========

At December 31, 2002, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:


                     Portfolio                     Value
                     --------------------------------------
                     International Equity Fund. $ 1,876,512
                     Small Cap Growth Fund.....  35,415,596
                     Capital Fund..............  76,303,109
                     All Cap Value Fund........   1,720,709
                     Large Cap Growth Fund.....     888,631
                     Large Cap Core Equity Fund     891,222
                     Investors Value Fund......  35,275,479
                     Balanced Fund.............   9,292,681

At December 31, 2002, the Funds listed below received cash collateral which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:


                     Portfolio                    Amount
                     --------------------------------------
                     International Equity Fund. $ 1,957,766
                     Small Cap Growth Fund.....  37,081,300
                     Capital Fund..............  81,870,686
                     All Cap Value Fund........   1,833,940
                     Large Cap Growth Fund.....     923,641
                     Large Cap Core Equity Fund     923,973
                     Investors Value Fund......  45,168,486
                     Balanced Fund.............   9,408,790

In addition, Balanced Fund received securities collateral amounting to $79,715.

Income earned by the Funds for the year ended December 31, 2002 was as follows:


                      Portfolio                   Amount
                      -----------------------------------
                      International Equity Fund. $  1,714
                      Small Cap Growth Fund.....   40,924
                      Capital Fund..............  129,662
                      All Cap Value Fund........    1,520
                      Large Cap Growth Fund.....      522
                      Large Cap Core Equity Fund      610
                      Investors Value Fund......   56,527
                      Balanced Fund.............    6,840

Notes to Financial Statements
(continued)


4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Line of Credit

The Balanced Fund, Large Cap Core Equity Fund and Small Cap Growth Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to each Fund was $450. Since the line of credit was established there have been no borrowings.

Notes to Financial Statements
(continued)



The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to each Fund was $45,136. In addition, for the year ended December 31, 2002, the Capital Fund paid interest expense amounting to $18,396 related to any borrowings made during the period. During the 13-day period ended October 21, 2002, the Capital Fund had average borrowings of $22,384,615 and the average interest was 2.27%. At December 31, 2002, there was no related debt outstanding.

6. Tax Information

At December 31, 2002, the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Fund and the Investors Value Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $5,966,000, $7,440,000, $20,975,000, $49,298,000, $257,000, $3,415,000, $163,000 and $25,371,000
available to offset future capital gains through December 31, 2006, 2008, 2009 and 2010, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


Portfolio                           Total       2006      2008      2009       2010
---------------------------------------------------------------------------------------
Asia Growth Fund................ $ 5,966,000 $2,421,000 $     -- $3,509,000 $    36,000
International Equity Fund.......   7,440,000         --  162,000  4,777,000   2,501,000
Small Cap Growth Fund...........  20,975,000         --       --         --  20,975,000
Capital Fund....................  49,298,000         --       --  3,192,000  46,106,000
All Cap Value Fund..............     257,000         --       --         --     257,000
Large Cap Growth Fund...........   3,415,000         --  722,000  1,403,000   1,290,000
Large Cap Core Equity Fund......     163,000         --       --         --     163,000
Investors Value Fund............  25,371,000         --       --         --  25,371,000

The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 2002, reclassifications were made to the capital accounts of the International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the Asia Growth Fund reclassified a portion of net investment loss amounting to $236,277 to paid-in capital. The International Equity Fund reclassified $51,187 of net investment loss to paid-in capital. The Small Cap Growth Fund reclassified $1,098,538 and $331 of net investment loss and accumulated net realized loss, respectively, to paid-in capital. The Large Cap Growth Fund reclassified $67,753 of accumulated net investment loss to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In addition, the International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Investors Value Fund had capital losses realized of $363,611, $6,381,003, $46,587,785, $270,493, $117,074, $106,960 and $44,423,165, respectively, after
October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

Notes to Financial Statements
(continued)



7. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:


                                Undistributed  Accumulated
                                  Ordinary       Capital      Unrealized
     Portfolio                     Income         Loss       Depreciation
     ---------------------------------------------------------------------
     Asia Growth Fund..........  $       --   $ (5,966,464) $     (60,757)
     International Equity Fund.          --     (7,440,055)    (3,237,803)
     Small Cap Growth Fund.....          --    (20,974,619)   (70,502,562)
     Capital Fund..............     709,827    (49,298,380)  (259,311,530)
     All Cap Value Fund........       5,774       (256,857)    (1,869,598)
     Large Cap Growth Fund.....          --     (3,414,427)    (1,509,892)
     Large Cap Core Equity Fund       5,962       (163,355)      (633,308)
     Investors Value Fund......   1,124,257    (25,371,318)   (68,398,530)
     Balanced Fund.............          --            417     (4,426,062)

For the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:


                                                 Long-term
                                      Ordinary    Capital
          Portfolio                    Income      Gains      Total
          ------------------------------------------------------------
          Asia Growth Fund.......... $    62,714 $     --  $    62,714
          Small Cap Growth Fund.....     275,762       --      275,762
          Capital Fund..............   1,524,699       --    1,524,699
          All Cap Value Fund........      15,633       --       15,633
          Large Cap Core Equity Fund       8,555      120        8,675
          Investors Value Fund......  11,679,276       --   11,679,276
          Balanced Fund.............   3,493,713  187,621    3,681,334

For the year ended December 31, 2002, International Equity Fund and Large Cap Growth Fund did not make any distributions.

8. Capital Stock

At December 31, 2002, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Notes to Financial Statements
(continued)



Transactions in Fund shares for the periods indicated were as follows:

                                                    Asia Growth Fund
                                 ------------------------------------------------------
                                         Year Ended                  Year Ended
                                      December 31, 2002           December 31, 2001
                                 --------------------------  --------------------------
                                    Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Class A
  Shares sold...................   4,884,419  $  35,503,993    8,677,789  $  61,511,141
  Shares issued on reinvestment.       3,125         24,167        4,949         36,024
  Shares reacquired.............  (4,881,150)   (35,749,328)  (8,786,371)   (63,261,224)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......       6,394  $    (221,168)    (103,633) $  (1,714,059)
                                 ===========  =============  ===========  =============
Class B
  Shares sold...................     242,956  $   1,809,497      584,854  $   4,202,104
  Shares issued on reinvestment.       1,285          9,724        4,681         33,142
  Shares reacquired.............    (363,286)    (2,670,681)    (693,455)    (5,083,982)
                                 -----------  -------------  -----------  -------------
  Net Decrease..................    (119,045) $    (851,460)    (103,920) $    (848,736)
                                 ===========  =============  ===========  =============
Class 2
  Shares sold...................     322,472  $   2,327,816      320,669  $   2,266,859
  Shares issued on reinvestment.         819          6,196        2,852         20,222
  Shares reacquired.............    (348,724)    (2,534,182)    (386,590)    (2,801,257)
                                 -----------  -------------  -----------  -------------
  Net Decrease..................     (25,433) $    (200,170)     (63,069) $    (514,176)
                                 ===========  =============  ===========  =============
Class O
  Shares sold...................      20,741  $     160,935      452,734  $   4,015,110
  Shares issued on reinvestment.       1,217          9,527        1,663         12,258
  Shares reacquired.............     (20,624)      (158,293)    (462,621)    (4,140,682)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......       1,334  $      12,169       (8,224) $    (113,314)
                                 ===========  =============  ===========  =============

                                                  Small Cap Growth Fund
                                 ------------------------------------------------------
                                         Year Ended                  Year Ended
                                      December 31, 2002           December 31, 2001
                                 --------------------------  --------------------------
                                    Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Class A
  Shares sold...................  13,827,584  $ 164,640,422   19,194,300  $ 244,389,760
  Shares issued on reinvestment.      12,993        158,002           --             --
  Shares reacquired............. (11,762,814)  (139,556,181) (16,814,791)  (217,856,092)
                                 -----------  -------------  -----------  -------------
  Net Increase..................   2,077,763  $  25,242,243    2,379,509  $  26,533,668
                                 ===========  =============  ===========  =============
Class B
  Shares sold...................   1,166,932  $  13,176,611      525,582  $   6,482,717
  Shares issued on reinvestment.       5,127         59,935           --             --
  Shares reacquired.............  (1,891,669)   (18,773,911)  (3,991,139)   (45,461,942)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......    (719,610) $  (5,537,365)  (3,465,557) $ (38,979,225)
                                 ===========  =============  ===========  =============
Class 2
  Shares sold...................   2,194,424  $  25,054,228    1,137,416  $  13,333,633
  Shares issued on reinvestment.       2,911         34,142           --             --
  Shares reacquired.............    (540,368)    (5,253,122)    (201,558)    (2,502,490)
                                 -----------  -------------  -----------  -------------
  Net Increase..................   1,656,967  $  19,835,248      935,858  $  10,831,143
                                 ===========  =============  ===========  =============
Class O
  Shares sold...................     414,813  $   4,645,588      138,534  $   1,906,063
  Shares issued on reinvestment.          41            498           --             --
  Shares reacquired.............    (403,168)    (4,442,026)    (137,476)    (1,874,690)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......      11,686  $     204,060        1,058  $      31,373
                                 ===========  =============  ===========  =============
Class Y
  Shares sold...................          --             --           --             --
  Shares issued on reinvestment.          --             --           --             --
  Shares reacquired.............          --             --           --             --
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......          --             --           --             --
                                 ===========  =============  ===========  =============

                                               International Equity Fund
                                 ----------------------------------------------------
                                         Year Ended                 Year Ended
                                     December 31, 2002          December 31, 2001
                                 -------------------------  -------------------------
                                   Shares        Amount        Shares       Amount
                                 ----------  -------------  -----------  ------------
Class A
  Shares sold...................  9,082,279  $  58,068,926   11,384,782  $ 87,285,278
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired............. (8,919,216)   (57,382,654) (12,049,944)  (92,439,093)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......    163,063  $     686,272     (665,162) $ (5,153,815)
                                 ==========  =============  ===========  ============
Class B
  Shares sold...................      9,931  $      62,466       31,672  $    264,061
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............    (97,998)      (589,050)    (112,724)     (914,773)
                                 ----------  -------------  -----------  ------------
  Net Decrease..................    (88,067) $    (526,584)     (81,052) $   (650,712)
                                 ==========  =============  ===========  ============
Class 2
  Shares sold...................    129,087  $     754,878      556,520  $  4,867,819
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............   (206,193)    (1,253,064)    (668,945)   (5,792,402)
                                 ----------  -------------  -----------  ------------
  Net Decrease..................    (77,106) $    (498,186)    (112,425) $   (924,583)
                                 ==========  =============  ===========  ============
Class O
  Shares sold...................        144  $       1,000           --  $         --
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............        (64)          (465)    (101,988)     (747,450)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......         80  $         535     (101,988) $   (747,450)
                                 ==========  =============  ===========  ============

                                                     Capital Fund+
                                 ----------------------------------------------------
                                         Year Ended                 Year Ended
                                     December 31, 2002          December 31, 2001
                                 -------------------------  -------------------------
                                   Shares        Amount        Shares       Amount
                                 ----------  -------------  -----------  ------------
Class A
  Shares sold...................  5,881,745  $ 133,757,191    9,529,569  $243,172,893
  Shares issued on reinvestment.     20,754        520,499      177,317     4,456,596
  Shares reacquired............. (5,369,913)  (111,889,727)  (2,942,047)  (72,956,596)
                                 ----------  -------------  -----------  ------------
  Net Increase..................    532,586  $  22,387,963    6,764,839  $174,672,893
                                 ==========  =============  ===========  ============
Class B
  Shares sold...................  4,960,982  $ 111,742,230    8,249,426  $204,438,011
  Shares issued on reinvestment.         --             --      190,506     4,718,786
  Shares reacquired............. (3,458,669)   (66,969,410)  (1,433,014)  (34,650,874)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......  1,502,313  $  44,772,820    7,006,918  $174,505,923
                                 ==========  =============  ===========  ============
Class 2
  Shares sold...................  7,622,563  $ 172,155,917   11,753,619  $286,924,667
  Shares issued on reinvestment.         --             --      158,043     3,908,544
  Shares reacquired............. (4,172,553)   (80,741,227)    (914,703)  (22,025,752)
                                 ----------  -------------  -----------  ------------
  Net Increase..................  3,450,010  $  91,414,690   10,996,959  $268,807,459
                                 ==========  =============  ===========  ============
Class O
  Shares sold...................  2,089,545  $  48,828,563      668,290  $ 17,092,705
  Shares issued on reinvestment.     28,031        708,069      276,844     7,029,268
  Shares reacquired............. (1,086,782)   (22,928,923)  (1,054,543)  (27,143,703)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......  1,030,794  $  26,607,709     (109,409) $ (3,021,730)
                                 ==========  =============  ===========  ============
Class Y
  Shares sold...................        281  $       5,857    3,194,118  $ 83,787,835
  Shares issued on reinvestment.      5,385        136,168       48,740     1,234,872
  Shares reacquired.............   (561,798)   (10,000,000)  (1,492,709)  (38,317,835)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......   (556,132) $  (9,857,975)   1,750,149  $ 46,704,872
                                 ==========  =============  ===========  ============

--------
+  Inception date for Class Y shares is January 31, 2001.

Notes to Financial Statements
(continued)




                                         All Cap Value Fund++                         Large Cap Growth Fund
                                 ------------------------------------- --------------------------------------------------
                                    Year Ended         Year Ended             Year Ended                Year Ended
                                 December 31, 2002  December 31, 2001      December 31, 2002         December 31, 2001
                                 ----------------  ------------------- ------------------------  ------------------------
                                 Shares   Amount   Shares    Amount      Shares       Amount       Shares       Amount
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
Class A
  Shares sold................... 12,954  $137,950       --          --     48,412  $    354,413     142,687  $  1,141,892
  Shares issued on reinvestment.     --         3       --          --         --            --          --            --
  Shares reacquired.............   (513)   (6,848)      --          --   (161,496)   (1,241,842)   (105,407)     (917,807)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease)....... 12,441  $131,105       --          --   (113,084) $   (887,429)     37,280  $    224,085
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class B
  Shares sold................... 14,230  $176,228      796 $    10,251     87,560  $    606,415      96,385  $    724,992
  Shares issued on reinvestment.      6        79       --          --         --            --          --            --
  Shares reacquired.............   (243)   (2,297)      --          --   (156,703)   (1,033,858)   (309,541)   (2,603,390)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease)....... 13,993  $174,010      796 $    10,251    (69,143) $   (427,443)   (213,156) $ (1,878,398)
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class 2
  Shares sold...................  5,173  $ 57,557       --          --    189,978  $  1,267,316     221,594  $  1,735,532
  Shares issued on reinvestment.      1        15       --          --         --            --          --            --
  Shares reacquired.............   (341)   (3,595)      --          --   (140,525)     (917,510)    (59,900)     (490,815)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................  4,833  $ 53,977       --          --     49,453  $    349,806     161,694  $  1,244,717
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class O
  Shares sold...................     --        --  800,000 $10,000,000        140  $      1,000         229  $      1,701
  Shares issued on reinvestment.     --        --       --          --         --            --          --            --
  Shares reacquired.............     --        --       --          --       (825)       (5,417)   (170,764)   (1,359,406)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     --        --  800,000 $10,000,000       (685) $     (4,417)   (170,535) $ (1,357,705)
                                 ======  ========  ======= =========== ==========  ============  ==========  ============

                                      Large Cap Core Equity Fund#                     Investors Value Fund@
                                 ------------------------------------- --------------------------------------------------
                                    Year Ended         Year Ended             Year Ended                Year Ended
                                 December 31, 2002  December 31, 2001      December 31, 2002         December 31, 2001
                                 ----------------  ------------------- ------------------------  ------------------------
                                 Shares   Amount   Shares    Amount      Shares       Amount       Shares       Amount
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
Class A
  Shares sold...................     --        --       --          --  9,818,770  $166,339,826   7,900,957  $154,107,593
  Shares issued on reinvestment.     --        --       --          --    121,914     1,834,373      40,735       766,924
  Shares reacquired.............     --        --       --          -- (5,792,943)  (91,714,471) (3,020,884)  (57,372,132)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................     --        --       --          --  4,147,741  $ 76,459,728   4,920,808  $ 97,502,385
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class B
  Shares sold...................  9,112  $ 94,676       --          --    628,655  $ 10,490,488   1,163,412  $ 22,382,640
  Shares issued on reinvestment.     --        --       --          --      7,967       115,041       1,298        25,206
  Shares reacquired.............     --        --       --          -- (1,297,073)  (20,190,662)   (722,135)  (13,614,679)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  9,112  $ 94,676       --          --   (660,451) $ (9,585,133)    442,575  $  8,793,167
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class 2
  Shares sold................... 13,522  $152,901       --          --  1,508,981  $ 24,251,088   2,923,070  $ 55,158,697
  Shares issued on reinvestment.     --        --       --          --      8,848       127,959         532        10,364
  Shares reacquired............. (3,724)  (37,983)      --          -- (1,731,043)  (27,782,256)   (308,715)   (5,783,996)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  9,798  $114,918       --          --   (213,214) $ (3,403,209)  2,614,887  $ 49,385,065
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class O
  Shares sold...................     --        --  400,000 $ 5,000,000  1,429,621  $ 25,091,394   2,991,270  $ 60,226,412
  Shares issued on reinvestment.     --        --       --          --    318,259     4,896,920     247,622     4,685,680
  Shares reacquired.............     --        --       --          -- (3,246,293)  (52,879,030) (2,559,118)  (49,902,346)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     --        --  400,000 $ 5,000,000 (1,498,413) $(22,890,716)    679,774  $ 15,009,746
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class Y
  Shares sold...................     --        --       --          -- 16,269,231  $258,799,735   3,233,069  $ 60,472,134
  Shares issued on reinvestment.     --        --       --          --     21,676       288,693          --            --
  Shares reacquired.............     --        --       --          --   (774,609)  (11,220,558)    (11,658)     (224,035)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................     --        --       --          -- 15,516,298  $247,867,870   3,221,411  $ 60,248,099
                                 ======  ========  ======= =========== ==========  ============  ==========  ============

--------
++ Inception dates for Class B and O shares are November 8, 2001 and October
   15, 2001, respectively.
#  Inception date for Class O shares is October 15, 2001.
@  Inception date for Class Y shares is July 16, 2001.

Notes to Financial Statements
(continued)




                                                    Balanced Fund
                                 --------------------------------------------------
                                        Year Ended                Year Ended
                                     December 31, 2002         December 31, 2001
                                 ------------------------  ------------------------
                                   Shares       Amount       Shares       Amount
                                 ----------  ------------  ----------  ------------
Class A
  Shares sold...................  1,232,466  $ 14,585,922     561,063  $  7,024,299
  Shares issued on reinvestment.     81,980       970,087      72,061       911,489
  Shares reacquired.............   (824,999)   (9,769,313)   (459,285)   (5,818,467)
                                 ----------  ------------  ----------  ------------
  Net Increase..................    489,447     5,786,696     173,839  $  2,117,321
                                 ==========  ============  ==========  ============
Class B
  Shares sold...................    387,623  $  4,514,343     243,928  $  3,065,310
  Shares issued on reinvestment.    124,351     1,467,196     166,019     2,090,546
  Shares reacquired............. (1,595,003)  (18,660,032) (1,157,904)  (14,571,971)
                                 ----------  ------------  ----------  ------------
  Net Decrease.................. (1,083,029) $(12,678,493)   (747,957) $ (9,416,115)
                                 ==========  ============  ==========  ============
Class 2
  Shares sold...................    508,049  $  5,881,710     327,999  $  4,101,259
  Shares issued on reinvestment.     40,132       472,943      38,501       485,221
  Shares reacquired.............   (300,812)   (3,484,363)   (235,675)   (2,992,772)
                                 ----------  ------------  ----------  ------------
  Net Increase..................    247,369  $  2,870,290     130,825  $  1,593,708
                                 ==========  ============  ==========  ============
Class O
  Shares sold...................     33,732  $    375,820         852  $     11,250
  Shares issued on reinvestment.      4,125        49,140       4,335        55,298
  Shares reacquired.............     (1,445)      (17,005)    (29,422)     (383,210)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     36,412  $    407,955     (24,235)     (316,662)
                                 ==========  ============  ==========  ============

Notes to Financial Statements
(continued)



9. Distributions Paid to Shareholders by Class as of December 31, 2002

                                        Net Investment Net Realized
                                            Income        Gains
                                        -------------- ------------
             Asia Growth Fund
               Class A.................  $    33,481            --
               Class B.................       12,710            --
               Class 2.................        6,816            --
               Class O.................        9,707            --
                                         -----------    ----------
                   Total...............  $    62,714            --
                                         ===========    ==========
             Small Cap Growth Fund
               Class A.................           --    $  172,633
               Class B.................           --        66,175
               Class 2.................           --        36,424
               Class O.................           --           530
                                         -----------    ----------
                   Total...............           --    $  275,762
                                         ===========    ==========
             Capital Fund
               Class A.................  $   645,771            --
               Class B.................           --            --
               Class 2.................           --            --
               Class O.................      742,760            --
               Class Y.................      136,168            --
                                         -----------    ----------
                   Total...............  $ 1,524,699            --
                                         ===========    ==========
             All Cap Value Fund
               Class A.................  $         4            --
               Class B.................           --    $       78
               Class 2.................           --            15
               Class O.................       10,000         5,536
                                         -----------    ----------
                   Total...............  $    10,004    $    5,629
                                         ===========    ==========
             Large Cap Core Equity Fund
               Class B.................           --            --
               Class 2.................           --    $       38
               Class O.................  $     5,234         3,403
                                         -----------    ----------
                   Total...............  $     5,234    $    3,441
                                         ===========    ==========
             Investors Value Fund
               Class A.................  $ 1,932,139            --
               Class B.................      142,385            --
               Class 2.................      151,032            --
               Class O.................    6,944,421            --
               Class Y.................    2,509,299            --
                                         -----------    ----------
                   Total...............  $11,679,276            --
                                         ===========    ==========
             Balance Fund
               Class A.................  $   762,290    $  333,140
               Class B.................    1,245,362       683,072
               Class 2.................      395,540       211,566
               Class O.................       36,190        14,174
                                         -----------    ----------
                   Total...............  $ 2,439,382    $1,241,952
                                         ===========    ==========

10. Subsequent Event

On January 23, 2003 the Board of Directors of the Investment Series approved the termination of the Asia Growth Fund as soon as reasonably practical. In preparation for this termination, the Board has voted to liquidate the assets of the Asia Growth Fund. The conversion of the Asia Growth Fund's assets into liquid assets will affect the Asia Growth Fund's ability to pursue its investment objective. The Fund was liquidated as of February 24, 2003.

          Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class A Shares
                            ---------------------------------------------
                              2002     2001     2000     1999      1998
                            ------   ------   ------   ------    ------
       Net Asset Value,
        Beginning of Year..  $7.35    $8.48   $12.67    $6.50     $7.48
                            ------   ------   ------   ------    ------
       Income (Loss) From
        Operations:
        Net investment
          income (loss)....   0.03*    0.09*   (0.01)*  (0.00)*#   0.10
        Net realized and
          unrealized gain
          (loss)...........  (1.05)   (1.10)   (4.18)    6.17     (1.08)
                            ------   ------   ------   ------    ------
       Total Income (Loss)
        From Operations....  (1.02)   (1.01)   (4.19)    6.17     (0.98)
                            ------   ------   ------   ------    ------
       Less Distributions
        From:
        Net investment
          income...........  (0.08)   (0.12)      --       --        --
                            ------   ------   ------   ------    ------
       Total Distributions.  (0.08)   (0.12)      --       --        --
                            ------   ------   ------   ------    ------
       Net Asset Value,
        End of Year........  $6.25    $7.35    $8.48   $12.67     $6.50
                            ======   ======   ======   ======    ======
       Total Return (1)....  (14.1)%  (11.9)%  (33.1)%   94.9%    (13.1)%
       Net Assets, End of
        Year (000s)........ $2,267   $2,621   $3,902   $7,108    $4,385
       Ratios to Average
        Net Assets:
        Total expenses,
          including
          interest expense.     --     1.33%    1.31%      --        --
        Total expenses,
          excluding
          interest expense
          (operating
          expenses)........   1.24%    1.27%    1.24%    1.24%     1.24%
        Net investment
          income (loss)....   0.45%    1.08%   (0.06)%  (0.01)%    1.48%
       Portfolio Turnover
        Rate...............    208%     209%     170%     248%      436%
       Before applicable
       waiver of
       management fee,
       expenses absorbed
       by SBAM and credits
       earned on custodian
       cash balances, net
       investment loss per
       share and expense
       ratios would have
       been:
        Net investment
          loss per share... $(0.20)* $(0.12)* $(0.17)* $(0.12)*  $(0.07)
        Expense ratio......   4.42%    3.75%    2.72%    2.62%     3.79%

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class B Shares
                            ---------------------------------------------
                              2002     2001     2000     1999      1998
                            ------   ------   ------   -------   ------
       Net Asset Value,
        Beginning of Year..  $7.15    $8.24   $12.41     $6.42    $7.44

                            ------   ------   ------   -------   ------
       Income (Loss) From
        Operations:
        Net investment
          income (loss)....  (0.02)*   0.06*   (0.11)*   (0.06)*   0.05
        Net realized and
          unrealized gain
          (loss)...........  (1.05)   (1.08)   (4.06)     6.05    (1.07)
                            ------   ------   ------   -------   ------
       Total Income (Loss)
        From Operations....  (1.07)   (1.02)   (4.17)     5.99    (1.02)
                            ------   ------   ------   -------   ------
       Less Distributions
        From:
        Net investment
          income...........  (0.02)   (0.07)      --        --       --
                            ------   ------   ------   -------   ------
       Total Distributions.  (0.02)   (0.07)      --        --       --
                            ------   ------   ------   -------   ------
       Net Asset Value,
        End of Year........  $6.06    $7.15    $8.24    $12.41    $6.42
                            ======   ======   ======   =======   ======
       Total Return (1)....  (15.0)%  (12.4)%  (33.6)%    93.3%   (13.7)%
       Net Assets, End of
        Year (000s)........ $2,982   $4,367   $5,893   $10,658   $5,256
       Ratios to Average
        Net Assets:
        Total expenses,
          including
          interest expense.     --     2.04%    2.06%       --       --
        Total expenses,
          excluding
          interest expense
          (operating
          expenses)........   1.99%    1.97%    1.99%     1.99%    1.99%
        Net investment
          income (loss)....  (0.33)%   0.74%   (0.95)%   (0.74)%   0.77%
       Portfolio Turnover
        Rate...............    208%     209%     170%      248%     436%
       Before applicable
       waiver of
       management fee,
       expenses absorbed
       by SBAM and credits
       earned on custodian
       cash balances, net
       investment loss per
       share and expense
       ratios would have
       been:
        Net investment
          loss per share... $(0.25)* $(0.08)* $(0.26)*  $(0.12)* $(0.11)
        Expense ratio......   5.17%    3.73%    3.47%     3.39%    4.55%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                  Class 2 Shares
                                                   --------------------------------------------
                                                     2002     2001     2000     1999   1998(1)
                                                   --------------------------------------------
Net Asset Value, Beginning of Year................  $7.15    $8.24   $12.41    $6.42    $7.44
                                                   ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss).....................  (0.02)*   0.06*   (0.10)*  (0.06)*   0.05
 Net realized and unrealized gain (loss)..........  (1.05)   (1.08)   (4.07)    6.05    (1.07)
                                                   ------   ------   ------   ------   ------
Total Income (Loss) From Operations...............  (1.07)   (1.02)   (4.17)    5.99    (1.02)
                                                   ------   ------   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.02)   (0.07)      --       --       --
                                                   ------   ------   ------   ------   ------
Total Distributions...............................  (0.02)   (0.07)      --       --       --
                                                   ------   ------   ------   ------   ------
Net Asset Value, End of Year......................  $6.06    $7.15    $8.24   $12.41    $6.42
                                                   ======   ======   ======   ======   ======
Total Return (2)..................................  (15.0)%  (12.4)%  (33.6)%   93.3%   (13.7)%
Net Assets, End of Year (000s).................... $1,749   $2,245   $3,107   $4,227   $2,291
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --     2.04%    2.08%      --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   1.99%    1.97%    1.99%    1.99%    1.99%
 Net investment income (loss).....................  (0.35)%   0.73%   (0.87)%  (0.76)%   0.80%
Portfolio Turnover Rate...........................    208%     209%     170%     248%     436%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share.................... $(0.25)* $(0.09)* $(0.25)* $(0.11)* $(0.11)
 Expense ratio....................................   5.17%    3.82%    3.48%    3.37%    4.55%

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                 Class O Shares
                                                   -------------------------------------------
                                                     2002    2001     2000     1999     1998
                                                   -------------------------------------------
Net Asset Value, Beginning of Year................  $7.44   $8.56   $12.76    $6.54    $7.50
                                                   ------   -----   ------   ------   ------
Income (Loss) From Operations:
 Net investment income............................   0.05*   0.16*    0.02*    0.02*    0.12
 Net realized and unrealized gain (loss)..........  (1.08)  (1.14)   (4.22)    6.20    (1.08)
                                                   ------   -----   ------   ------   ------
Total Income (Loss) From Operations...............  (1.03)  (0.98)   (4.20)    6.22    (0.96)
                                                   ------   -----   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.10)  (0.14)      --       --       --
                                                   ------   -----   ------   ------   ------
Total Distributions...............................  (0.10)  (0.14)      --       --       --
                                                   ------   -----   ------   ------   ------
Net Asset Value, End of Year......................  $6.31   $7.44    $8.56   $12.76    $6.54
                                                   ======   =====   ======   ======   ======
Total Return (2)..................................  (14.1)% (11.4)%  (32.9)%   95.1%   (12.8)%
Net Assets, End of Year (000s)....................   $579    $674     $846   $1,343   $1,354
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --    1.06%    1.06%      --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   0.99%   0.99%    0.99%    0.97%    0.99%
 Net investment income............................   0.64%   1.90%    0.14%    0.23%    1.90%
Portfolio Turnover Rate...........................    208%    209%     170%     248%     436%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share........... $(0.19)* $0.04*  $(0.15)* $(0.11)* $(0.04)
 Expense ratio....................................   4.17%   2.43%    2.48%    2.32%    3.55%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class A Shares
                                                        -------------------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ------   -------   -------
Net Asset Value, Beginning of Year.....................  $7.52    $9.60    $12.49   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)......................  (0.01)   (0.00)#   (0.04)   (0.03)
 Net realized and unrealized gain (loss)...............  (2.04)   (2.08)    (2.85)    2.52
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.08)    (2.89)    2.49
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.47    $7.52     $9.60   $12.49
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.3)%  (21.7)%   (23.1)%   24.9%++
Net Assets, End of Year (000s)......................... $4,361   $4,770   $12,472   $2,538
Ratios to Average Net Assets:
 Expenses..............................................   1.75%    1.75%     1.75%    1.75%+
 Net investment loss...................................  (0.10)%  (0.01)%   (0.41)%  (1.39)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.10)  $(0.02)   $(0.08)  $(0.08)
 Expense ratio.........................................   3.17%    1.90%     2.10%    4.36%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class B Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(1)
                                                        ------   ------   ------   -------
Net Asset Value, Beginning of Year.....................  $7.38    $9.51   $12.47   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.06)   (0.07)   (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (1.99)   (2.06)   (2.83)    2.51
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.13)   (2.96)    2.47
                                                        ------   ------   ------   ------
Less Distributions From:
 Net investment income.................................     --       --       --       --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --       --       --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.33    $7.38    $9.51   $12.47
                                                        ======   ======   ======   ======
Total Return (3).......................................  (27.8)%  (22.4)%  (23.7)%   24.7%++
Net Assets, End of Year (000s)......................... $1,727   $3,040   $4,685   $3,863
Ratios to Average Net Assets:
 Expenses..............................................   2.50%    2.50%    2.50%    2.50%+
 Net investment loss...................................  (0.88)%  (0.83)%  (1.19)%  (2.30)%+
Portfolio Turnover Rate................................     13%      16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.13)  $(0.12)  $(0.17)  $(0.09)
 Expense ratio.........................................   3.75%    3.12%    2.85%    5.11%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class 2 Shares
                                                        ------   ----------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ----------------------------
Net Asset Value, Beginning of Year.....................  $7.38    $9.50    $12.46   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.06)   (0.07)    (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (1.99)   (2.05)    (2.83)    2.50
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.12)    (2.96)    2.46
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.33    $7.38     $9.50   $12.46
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.8)%  (22.3)%   (23.8)%   24.6%++
Net Assets, End of Year (000s)......................... $1,450   $2,576   $ 4,384   $2,441
Ratios to Average Net Assets:
 Expenses..............................................   2.50%    2.50%     2.50%    2.50%+
 Net investment loss...................................  (0.88)%  (0.78)%   (1.15)%  (2.13)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.13)  $(0.11)  $ (0.17)  $(0.09)
 Expense ratio.........................................   3.75%    2.98%     2.85%    5.09%+

International Equity Fund
--------------------------------------------------------------------------------------------
                                                                   Class O Shares
                                                        ------   ----------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ----------------------------
Net Asset Value, Beginning of Year.....................  $7.39    $9.62    $12.49   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)......................   0.01     0.04     (0.02)   (0.02)
 Net realized and unrealized gain (loss)...............  (2.01)   (2.27)    (2.85)    2.51
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.00)   (2.23)    (2.87)    2.49
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.39    $7.39    $ 9.62   $12.49
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.1)%  (23.2)%   (23.0)%   24.9%++
Net Assets, End of Year (000s).........................    $18      $24    $1,012   $1,262
Ratios to Average Net Assets:
 Expenses..............................................   1.50%    1.50%     1.50%    1.50%+
 Net investment income (loss)..........................   0.10%    0.41%    (0.22)%  (0.83)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share (2)............ $(0.08)   $0.02    $(0.06)  $(0.07)
 Expense ratio.........................................   2.93%    1.64%     1.85%    4.05%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                            Class A Shares
                                                                       --------------------------------------------------------
                                                                           2002        2001        2000       1999     1998(1)
                                                                       ---------    -------------------------------------------
Net Asset Value, Beginning of Year....................................    $13.29       $14.23     $17.23     $11.59   $10.00
                                                                          ------       ------     ------     ------   ------
Income (Loss) From Operations:
 Net investment income (loss).........................................      0.02*        0.02*     (0.04)*    (0.07)*  (0.02)
 Net realized and unrealized gain (loss)..............................     (4.39)       (0.96)      2.55       6.63     1.61
                                                                           -----        -----       -          -      ------
Total Income (Loss) From Operations...................................     (4.37)       (0.94)      2.51       6.56     1.59
                                                                           -----        -----       -          -      ------
Less Distributions From:
 Net realized gains...................................................     (0.01)          --      (5.51)     (0.92)      --
                                                                           -----    -              -----      -----   ------
Total Distributions...................................................     (0.01)          --      (5.51)     (0.92)      --
                                                                           -----    -              -----      -----   ------
Net Asset Value, End of Year..........................................     $8.91       $13.29     $14.23     $17.23   $11.59
                                                                           ===         ======     ======     ======   ======
Total Return (2)......................................................     (32.9)%       (6.6)%     14.1%      57.5%    15.9%++
Net Assets, End of Year (000s)........................................ $ 151,393    $ 198,068   $178,307   $167,281   $3,205
Ratios to Average Net Assets:
 Expenses.............................................................      0.91%        1.30%      1.39%      1.37%    1.50%+
 Net investment income (loss).........................................      0.20%        0.15%     (0.25)%    (0.52)%  (0.51)%+
Portfolio Turnover Rate...............................................        84%          97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................     $(0.01)*       N/A        N/A     $(0.08)* $(0.06)
 Expense ratio........................................................      1.18%         N/A        N/A       1.40%    2.30%+

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                           Class B Shares
                                                                       ------------------------------------------------------
                                                                          2002        2001       2000       1999     1998(1)
                                                                       ------------------------------------------------------
Net Asset Value, Beginning of Year....................................    $12.82     $13.85     $17.01     $11.55   $10.00
                                                                          ------     ------     ------     ------   ------
Income (Loss) From Operations:
 Net investment loss..................................................     (0.08)*    (0.07)*    (0.17)*    (0.17)*  (0.06)
 Net realized and unrealized gain (loss)..............................     (4.22)     (0.96)      2.52       6.55     1.61
                                                                           -----      -----       -          -      ------
Total Income (Loss) From Operations...................................     (4.30)     (1.03)      2.35       6.38     1.55
                                                                           -----      -----       -          -      ------
Less Distributions From:
 Net realized gains...................................................     (0.01)        --      (5.51)     (0.92)      --
                                                                           -----   -             -----      -----   ------
Total Distributions...................................................     (0.01)        --      (5.51)     (0.92)      --
                                                                           -----   -             -----      -----   ------
Net Asset Value, End of Year..........................................     $8.51     $12.82     $13.85     $17.01   $11.55
                                                                           ===       ======     ======     ======   ======
Total Return (2)......................................................     (33.6)%     (7.4)%     13.2%      56.2%    15.5%++
Net Assets, End of Year (000s)........................................ $  45,653   $ 77,964   $132,219   $124,560   $3,850
Ratios to Average Net Assets:
 Expenses.............................................................      1.87%      2.14%      2.14%      2.12%    2.25%+
 Net investment loss..................................................     (0.76)%    (0.59)%    (1.00)%    (1.23)%  (1.21)%+
Portfolio Turnover Rate...............................................        84%        97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................    $(0.11)*      N/A        N/A     $(0.17)* $(0.10)
 Expense ratio........................................................      2.14%       N/A        N/A       2.15%    3.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:


Small Cap Growth Fund
-----------------------------------------------------------------------------------------
                                                                      Class 2 Shares
                                                   -------------------------------------------------
                                                     2002      2001       2000      1999    1998(1)(2)
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................  $12.86    $13.88    $17.04     $11.56     $10.00
                                                   -------   -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment loss..............................   (0.05)*   (0.08)*   (0.17)*    (0.17)*    (0.06)
 Net realized and unrealized gain (loss)..........   (4.23)    (0.94)     2.52       6.57       1.62
                                                   -------   -------   -------    -------     ------
Total Income (Loss) From Operations...............   (4.28)    (1.02)     2.35       6.40       1.56
                                                   -------   -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Total Distributions...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Net Asset Value, End of Year......................   $8.57    $12.86    $13.88     $17.04     $11.56
                                                   =======   =======   =======    =======     ======
Total Return (3)..................................   (33.3)%    (7.4)%    13.2%      56.3%      15.6%++
Net Assets, End of Year (000s).................... $32,369   $27,288   $16,468    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses.........................................    1.61%     2.07%     2.14%      2.14%      2.25%+
 Net investment loss..............................   (0.50)%   (0.67)%   (1.00)%    (1.22)%    (1.35)%+
Portfolio Turnover Rate...........................      84%       97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share....................  $(0.08)*     N/A       N/A     $(0.17)*   $(0.10)
 Expense ratio....................................    1.89%      N/A       N/A       2.18%      3.05%+

Small Cap Growth Fund
-----------------------------------------------------------------------------------------
                                                                      Class O Shares
                                                   -------------------------------------------------
                                                     2002      2001       2000      1999     1998(1)
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................  $13.42    $14.34    $17.29     $11.60     $10.00
                                                   -------   -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment income (loss).....................    0.03*     0.05*    (0.00)*#   (0.06)*    (0.01)
 Net realized and unrealized gain (loss)..........   (4.43)    (0.97)     2.56       6.67       1.61
                                                   -------   -------   -------    -------     ------
Total Income (Loss) From Operations...............   (4.40)    (0.92)     2.56       6.61       1.60
                                                   -------   -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Total Distributions...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Net Asset Value, End of Year......................   $9.01    $13.42    $14.34     $17.29     $11.60
                                                   =======   =======   =======    =======     ======
Total Return (3)..................................   (32.8)%    (6.4)%    14.4%      57.9%      16.0%++
Net Assets, End of Year (000s)....................    $505      $595      $621        $67        $67
Ratios to Average Net Assets:
 Expenses.........................................    0.77%     1.10%     1.17%      1.24%      1.25%+
 Net investment income (loss).....................    0.30%     0.37%    (0.01)%    (0.49)%    (0.18)%+
Portfolio Turnover Rate...........................      84%       97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment gain (loss) per share.............   $0.01*      N/A       N/A     $(0.06)*   $(0.05)
 Expense ratio....................................    1.01%      N/A       N/A       1.27%      2.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
-----------------------------------------------------------------------------------------
                                                                     Class A Shares
                                                   -------------------------------------------------
                                                      2002       2001      2000      1999       1998
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................   $25.09     $25.44    $25.29    $22.92    $21.15
                                                   --------   --------  --------   -------   -------
Income (Loss) From Operations:
 Net investment income (loss).....................     0.13*      0.24*     0.17*     0.15*     0.14
 Net realized and unrealized gain (loss)..........    (6.30)      0.16      4.53      4.99      4.64
                                                   --------   --------  --------   -------   -------
Total Income (Loss) From Operations...............    (6.17)      0.40      4.70      5.14      4.78
                                                   --------   --------  --------   -------   -------
Less Distributions From:
 Net investment income............................    (0.05)     (0.20)    (0.13)    (0.18)    (0.18)
 Net realized gains...............................       --      (0.55)    (4.42)    (2.59)    (2.83)
                                                   --------   --------  --------   -------   -------
Total Distributions...............................    (0.05)     (0.75)    (4.55)    (2.77)    (3.01)
                                                   --------   --------  --------   -------   -------
Net Asset Value, End of Year......................   $18.87     $25.09    $25.44    $25.29    $22.92
                                                   ========   ========  ========   =======   =======
Total Return (1)..................................    (24.6)%      1.6%     18.9%     23.1%     23.7%
Net Assets, End of Year (000s).................... $219,140   $277,998  $109,786   $29,814   $11,425
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.12%        --        --        --        --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.12%      1.07%     1.16%     1.27%     1.34%
 Net investment income (loss).....................     0.61%      0.94%     0.66%     0.61%     0.81%
Portfolio Turnover Rate...........................      107%        72%       97%      126%      141%

Capital Fund
-----------------------------------------------------------------------------------------
                                                                     Class B Shares
                                                   -------------------------------------------------
                                                      2002       2001      2000      1999      1998
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................   $24.45     $24.86    $24.86    $22.63    $21.01
                                                   --------   --------  --------   -------   -------
Income (Loss) From Operations:
 Net investment income (loss).....................    (0.05)*     0.04*    (0.04)*   (0.04)*    0.09
 Net realized and unrealized gain (loss)..........    (6.12)      0.16      4.46      4.92      4.45
                                                   --------   --------  --------   -------   -------
Total Income (Loss) From Operations...............    (6.17)      0.20      4.42      4.88      4.54
                                                   --------   --------  --------   -------   -------
Less Distributions From:
 Net investment income............................       --      (0.06)       --     (0.06)    (0.09)
 Net realized gains...............................       --      (0.55)    (4.42)    (2.59)    (2.83)
                                                   --------   --------  --------   -------   -------
Total Distributions...............................       --      (0.61)    (4.42)    (2.65)    (2.92)
                                                   --------   --------  --------   -------   -------
Net Asset Value, End of Year......................   $18.28     $24.45    $24.86    $24.86    $22.63
                                                   ========   ========  ========   =======   =======
Total Return (1)..................................    (25.2)%      0.8%     18.1%     22.2%     22.6%
Net Assets, End of Year (000s).................... $299,391   $363,817  $195,736   $79,678   $22,294
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.95%        --        --        --        --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.95%      1.86%     1.91%     2.02%    2.09%
 Net investment income (loss).....................    (0.22)%     0.15%    (0.14)%   (0.16)%    0.17%
Portfolio Turnover Rate...........................      107%        72%       97%      126%      141%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
-----------------------------------------------------------------------------------------
                                                                      Class 2 Shares
                                                   ---------------------------------------------------
                                                      2002      2001       2000       1999     1998(1)
                                                   ---------------------------------------------------
Net Asset Value, Beginning of Year................   $24.50     $24.90    $24.90     $22.69     $21.02
                                                   --------   --------  --------   --------   --------
Income (Loss) From Operations:
 Net investment (loss)............................    (0.05)*     0.04*    (0.03)*    (0.04)*     0.07
 Net realized and unrealized gain (loss)..........    (6.14)      0.17      4.45       4.91       4.47
                                                   --------   --------  --------   --------   --------
Total Income (Loss) From Operations...............    (6.19)      0.21      4.42       4.87       4.54
                                                   --------   --------  --------   --------   --------
Less Distributions From:
 Net investment income............................       --      (0.06)       --      (0.07)     (0.04)
 Net realized gains...............................       --      (0.55)    (4.42)     (2.59)     (2.83)
                                                   --------   --------  --------   --------   --------
Total Distributions...............................       --      (0.61)    (4.42)     (2.66)     (2.87)
                                                   --------   --------  --------   --------   --------
Net Asset Value, End of Year......................   $18.31     $24.50    $24.90     $24.90     $22.69
                                                   ========   ========  ========   ========   ========
Total Return (2)..................................    (25.3)%      0.8%     18.0%      22.2%      22.6%
Net Assets, End of Year (000s).................... $354,434   $389,731  $122,307    $24,830     $6,369
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.97%        --        --         --         --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.96%      1.84%     1.91%      2.02%      2.09%
 Net investment income (loss).....................    (0.22)%     0.16%    (0.12)%    (0.18)%     0.09%
Portfolio Turnover Rate...........................      107%        72%       97%       126%       141%

Capital Fund
-----------------------------------------------------------------------------------------
                                                                      Class O Shares
                                                   ---------------------------------------------------
                                                      2002      2001       2000       1999       1998
                                                   ---------------------------------------------------
Net Asset Value, Beginning of Year................   $25.27     $25.61    $25.43     $22.99     $21.23
                                                   --------   --------  --------   --------   --------
Income (Loss) From Operations:
 Net investment income............................     0.23*      0.34*     0.23*      0.22*      0.21
 Net realized and unrealized gain (loss)..........    (6.34)      0.16      4.57       5.00       4.62
                                                   --------   --------  --------   --------   --------
Total Income (Loss) From Operations...............    (6.11)      0.50      4.80       5.22       4.83
                                                   --------   --------  --------   --------   --------
Less Distributions From:
 Net investment income............................    (0.08)     (0.29)    (0.20)     (0.19)     (0.24)
 Net realized gains...............................       --      (0.55)    (4.42)     (2.59)     (2.83)
                                                   --------   --------  --------   --------   --------
Total Distributions...............................    (0.08)     (0.84)    (4.62)     (2.78)     (3.07)
                                                   --------   --------  --------   --------   --------
Net Asset Value, End of Year......................   $19.08     $25.27    $25.61     $25.43     $22.99
                                                   ========   ========  ========   ========   ========
Total Return (2)..................................    (24.3)%      2.0%     19.2%      23.4%      23.8%
Net Assets, End of Year (000s).................... $187,241   $221,979  $227,739   $215,308   $194,973
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     0.67%        --        --         --         --
 Total expenses, excluding interest expense
   (operating expenses)...........................     0.67%      0.67%     0.90%      1.01%      1.08%
 Net investment income............................     1.07%      1.32%     0.84%      0.91%      0.96%
Portfolio Turnover Rate...........................      107%        72%       97%       126%       141%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                           Class Y Shares
                                                        ---------------------
                                                          2002      2001(1)
                                                        -------   -------
Net Asset Value, Beginning of Year.....................  $25.30    $27.48
                                                        -------   -------
Income (Loss) From Operations:
 Net investment income.................................    0.24*     0.30*
 Net realized and unrealized loss......................   (6.36)    (1.67)
                                                        -------   -------
Total Loss From Operations.............................   (6.12)    (1.37)
                                                        -------   -------
Less Distributions From:
 Net investment income.................................   (0.08)    (0.26)
 Net realized gains....................................      --     (0.55)
                                                        -------   -------
 Total Distributions...................................   (0.08)    (0.81)
                                                        -------   -------
Net Asset Value, End of Year...........................  $19.10    $25.30
                                                        =======   =======
Total Return (2).......................................   (24.3)%    (5.0)%++
Net Assets, End of Year (000s)......................... $22,807   $44,277
Ratios to Average Net Assets:
 Total expenses, including interest expense............    0.65%       --
 Total expenses, excluding interest expense (operating
   expenses)...........................................    0.64%     0.66%+
 Net investment income.................................    1.07%+    1.33%+
Portfolio Turnover Rate................................     107%       72%

--------
(1)For the period from January 31, 2001 (inception date) to December 31, 2001.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund

------------------------------------------------------------------------------------------
                                                                  Class A Shares
                                                                  --------------
                                                                     2002(1)
                                                                  --------------
Net Asset Value, Beginning of Period.............................     $13.30
                                                                      ------
Loss From Operations:
 Net investment loss (2).........................................       0.02
 Net realized and unrealized loss................................      (3.73)
                                                                      ------
Total Loss From Operations.......................................      (3.71)
                                                                      ------
Less Distributions From:
 Net investment income...........................................         --
 Net realized gains..............................................      (0.01)
                                                                      ------
Total Distributions..............................................      (0.01)
                                                                      ------
Net Asset Value, End of Period...................................      $9.58
                                                                      ======
Total Return (3).................................................      (27.9)%++
Net Assets, End of Period (000s).................................       $119
Ratios to Average Net Assets:
 Expenses........................................................       1.50%+
 Net investment loss.............................................      (0.17)%+
Portfolio Turnover Rate..........................................         42%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.17)
 Expense ratio...................................................       3.56%+

All Cap Value Fund
------------------------------------------------------------------------------------------
                                                                       Class B Shares
                                                                  ------------------------
                                                                       2002       2001(4)
                                                                  -------------- -------
Net Asset Value, Beginning of Year...............................     $13.60     $12.88
                                                                      ------     ------
Income (Loss) From Operations:
 Net investment loss (2).........................................      (0.08)     (0.01)
 Net realized and unrealized gain (loss).........................      (4.02)      0.73
                                                                      ------     ------
Total Income (Loss) From Operations..............................      (4.10)      0.72
                                                                      ------     ------
Less Distributions From:
 Net investment income...........................................         --         --
 Net realized gains..............................................      (0.01)        --
                                                                      ------     ------
Total Distributions..............................................      (0.01)        --
                                                                      ------     ------
Net Asset Value, End of Year.....................................      $9.49     $13.60
                                                                      ======     ======
Total Return (3).................................................      (30.2)%      5.6%++
Net Assets, End of Year (000s)...................................       $140        $11
Ratios to Average Net Assets:
 Expenses........................................................       2.25%      2.25%+
 Net investment loss.............................................      (0.79)%    (0.55)%+
Portfolio Turnover Rate..........................................         42%      3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.30)    $(0.03)
 Expense ratio...................................................       4.37%      3.36%+

--------
(1)For the period from January 25, 2002 (inception date) to December 31, 2002.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from November 8, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                             Class 2 Shares
                                                             --------------
                                                                2002(1)
                                                             --------------
Net Asset Value, Beginning of Period........................     $13.19
                                                                 ------
Loss From Operations:
 Net investment loss (2)....................................      (0.08)
 Net realized and unrealized loss...........................      (3.59)
                                                                 ------
Total Loss From Operations..................................      (3.67)
                                                                 ------
Less Distributions From:
 Net investment income......................................         --
 Net realized gains.........................................      (0.01)
                                                                 ------
Total Distributions.........................................      (0.01)
                                                                 ------
Net Asset Value, End of Period..............................      $9.51
                                                                 ======
Total Return (3)............................................      (27.9)%++
Net Assets, End of Period (000s)............................        $46
Ratios to Average Net Assets:
 Expenses...................................................       2.25%+
 Net investment loss........................................      (0.83)%+
Portfolio Turnover Rate.....................................         42%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................     $(0.29)
 Expense ratio..............................................       4.34%+
All Cap Value Fund
---------------------------------------------------------------------------------------
                                                                   Class O Shares
                                                             -------------------------
                                                                  2002        2001(4)
                                                             --------------  -------
Net Asset Value, Beginning of Year..........................    $13.62        $12.50
                                                                 ------      -------
Income (Loss) From Operations:
 Net investment income (2)..................................     0.01           0.01
 Net realized and unrealized gain (loss)....................      (4.02)        1.11
                                                                 ------      -------
Total Income (Loss) From Operations.........................      (4.01)        1.12
                                                                 ------      -------
Less Distributions From:
 Net investment income......................................    (0.01)            --
 Net realized gains.........................................      (0.01)          --
                                                                 ------      -------
Total Distributions.........................................     (0.02)           --
                                                                 ------      -------
Net Asset Value, End of Year................................     $9.59        $13.62
                                                                 ======      =======
Total Return (3)............................................     (29.5)%         9.0%++
Net Assets, End of Year (000s)..............................    $7,673       $10,893
Ratios to Average Net Assets:
 Expenses...................................................     1.25%          1.25%+
 Net investment income (loss)...............................     0.07%          0.45%+
Portfolio Turnover Rate.....................................        42%         3.51%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................   $(0.22)        $(0.02)
 Expense ratio..............................................     3.35%          2.36%+

--------
(1)For the period from January 17, 2002 (inception date) to December 31, 2002.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class A Shares
                                                                                         ------------------------------------
                                                                                           2002     2001     2000    1999(1)
                                                                                         ------------------------------------
Net Asset Value, Beginning of Year......................................................  $8.22    $9.37   $11.18   $10.00
                                                                                         ------   ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.02)   (0.03)   (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (2.07)   (1.12)   (1.73)    1.19
                                                                                         ------   ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.09)   (1.15)   (1.79)    1.18
                                                                                         ------   ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --       --    (0.02)      --
  Capital...............................................................................     --       --    (0.00)#     --
                                                                                         ------   ------   ------   ------
Total Distributions.....................................................................     --       --    (0.02)      --
                                                                                         ------   ------   ------   ------
Net Asset Value, End of Year............................................................  $6.13    $8.22    $9.37   $11.18
                                                                                         ======   ======   ======   ======
Total Return (3)........................................................................  (25.4)%  (12.3)%  (16.0)%   11.8%++
Net Assets, End of Year (000s)..........................................................   $973   $2,236   $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%    1.45%    1.45%    1.44%+
  Net investment loss...................................................................  (0.29)%  (0.39)%  (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     34%      54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.18)  $(0.09)  $(0.10)  $(0.07)
  Expense ratio.........................................................................   3.67%    2.22%    1.88%    4.02%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class B Shares
                                                                                         ------------------------------------
                                                                                           2002     2001     2000    1999(1)
                                                                                         ------------------------------------
Net Asset Value, Beginning of Year......................................................  $8.09    $9.29   $11.17   $10.00
                                                                                         ------   ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.07)   (0.10)   (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (2.04)   (1.10)   (1.72)    1.19
                                                                                         ------   ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.11)   (1.20)   (1.86)    1.17
                                                                                         ------   ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --       --    (0.02)      --
  Capital...............................................................................     --       --    (0.00)#     --
                                                                                         ------   ------   ------   ------
Total Distributions.....................................................................     --       --    (0.02)      --
                                                                                         ------   ------   ------   ------
Net Asset Value, End of Year............................................................  $5.98    $8.09    $9.29   $11.17
                                                                                         ======   ======   ======   ======
Total Return (3)........................................................................  (26.1)%  (12.9)%  (16.6)%   11.7%++
Net Assets, End of Year (000s).......................................................... $2,631   $4,117   $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.20%    2.19%    2.20%    2.21%+
  Net investment loss...................................................................  (1.03)%  (1.15)%  (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     34%      54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.23)  $(0.16)  $(0.18)  $(0.08)
  Expense ratio.........................................................................   4.44%    2.92%    2.63%    4.73%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                   Class 2 Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(1)
                                                        ----------------- ------------------
Net Asset Value, Beginning of Year.....................  $8.10    $9.30   $11.16   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.07)   (0.09)   (0.14)   (0.02)
 Net realized and unrealized gain (loss)...............  (2.04)   (1.11)   (1.70)    1.18
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.11)   (1.20)   (1.84)    1.16
                                                        ------   ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --       --    (0.02)      --
 Capital...............................................     --       --    (0.00)#     --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --    (0.02)      --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.99    $8.10    $9.30   $11.16
                                                        ======   ======   ======   ======
Total Return (3).......................................  (26.1)%  (12.9)%  (16.5)%   11.6%++
Net Assets, End of Year (000s)......................... $2,786   $3,366   $2,362   $1,234
Ratios to Average Net Assets:
 Expenses..............................................   2.20%    2.19%    2.20%    2.19%+
 Net investment loss...................................  (1.01)%  (1.14)%  (1.27)%  (1.14)%+
Portfolio Turnover Rate................................     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.22)  $(0.16)  $(0.18)  $(0.08)
 Expense ratio.........................................   4.48%    2.95%    2.63%    4.71%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                   Class O Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(4)
                                                        ----------------- ------------------
Net Asset Value, Beginning of Year.....................  $8.17    $9.40   $11.18   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................   0.00#   (0.02)   (0.03)   (0.00)#
 Net realized and unrealized gain (loss)...............  (2.07)   (1.21)   (1.73)    1.18
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.07)   (1.23)   (1.76)    1.18
                                                        ------   ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --       --    (0.02)      --
 Capital...............................................     --       --    (0.00)#     --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --    (0.02)      --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $6.10    $8.17    $9.40   $11.18
                                                        ======   ======   ======   ======
Total Return (3).......................................  (25.3)%  (13.1)%  (15.7)%   11.8%++
Net Assets, End of Year (000s).........................    $11      $20   $1,626   $1,917
Ratios to Average Net Assets:
 Expenses..............................................   1.21%    1.19%    1.20%    1.21%+
 Net investment loss...................................  (0.04)%  (0.18)%  (0.25)%  (0.11)%+
Portfolio Turnover Rate................................     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.16)  $(0.07)  $(0.07)  $(0.07)
 Expense ratio.........................................   3.42%    1.76%    1.62%    3.88%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                                                                                         Class B Shares Class 2 Shares
                                                                                         -------------- --------------
                                                                                            2002(1)        2002(2)
                                                                                         -------------- --------------
Net Asset Value, Beginning of Period....................................................     $10.35         $12.69
                                                                                             ------         ------
Loss From Operations:
  Net investment loss (3)...............................................................      (0.17)         (0.05)
  Net realized and unrealized gain (loss)...............................................       0.08          (2.40)
                                                                                             ------         ------
Total Loss From Operations..............................................................      (0.09)         (2.45)
                                                                                             ------         ------
Less Distributions From:
  Net realized gains....................................................................         --          (0.01)
                                                                                             ------         ------
Total Distributions.....................................................................         --          (0.01)
                                                                                             ------         ------
Net Asset Value, End of Period..........................................................     $10.26         $10.23
                                                                                             ======         ======
Total Return (4)........................................................................       (0.9)%++      (19.3)%++
Net Assets, End of Period (000s)........................................................        $93           $100
Ratios to Average Net Assets:
  Expenses..............................................................................       2.18%+         2.24%+
  Net investment loss...................................................................      (4.64)%+       (0.69)%+
Portfolio Turnover Rate.................................................................         50%            50%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................     $(0.50)        $(0.47)
  Expense ratio.........................................................................      12.21%+         7.87%+

Large Cap Core Equity Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                                Class O Shares
                                                                                         -------------------------
                                                                                              2002         2001(5)
                                                                                         -------------- --------------
Net Asset Value, Beginning of Year......................................................     $13.27         $12.50
                                                                                             ------         ------
Income (Loss) From Operations:
  Net investment income (3).............................................................       0.03           0.01
  Net realized and unrealized gain (loss)...............................................      (2.98)          0.76
                                                                                             ------         ------
Total Income (Loss) From Operations.....................................................      (2.95)          0.77
                                                                                             ------         ------
Less Distributions From:
  Net investment income.................................................................      (0.01)            --
  Net realized gains....................................................................      (0.01)            --
                                                                                             ------         ------
Total Distributions.....................................................................      (0.02)            --
                                                                                             ------         ------
Net Asset Value, End of Year............................................................     $10.30         $13.27
                                                                                             ======         ======
Total Return (4)........................................................................      (22.3)%          6.2%++
Net Assets, End of Year (000s)..........................................................     $4,119         $5,308
Ratios to Average Net Assets:
  Expenses..............................................................................       1.25%          1.25%+
  Net investment income.................................................................       0.22%          0.20%+
Portfolio Turnover Rate.................................................................         50%             8%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................     $(0.42)        $(0.06)
  Expense ratio.........................................................................       5.13%          3.70%+

--------
(1)For the period from August 13, 2002 (inception date) to December 31, 2002.
(2)For the period from April 25, 2002 (inception date) to December 31, 2002.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                            Class A Shares
                                           ------------------------------------------------
                                              2002       2001      2000     1999     1998
                                           --------   --------   -------  -------  -------
Net Asset Value, Beginning of Year........   $18.97     $20.41    $20.70   $22.04   $21.11
                                             -----      -----    -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.19*      0.14*     0.18*    0.21*    0.19
  Net realized and unrealized gain (loss).    (4.31)     (1.02)     2.80     2.29     2.91
                                              -----      -----   -------  -------  -------
Total Income (Loss) From Operations.......    (4.12)     (0.88)     2.98     2.50     3.10
                                              -----      -----   -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.16)     (0.14)    (0.19)   (0.13)   (0.17)
  Net realized gains......................       --      (0.42)    (3.08)   (3.71)   (2.00)
                                              -----      -----   -------  -------  -------
Total Distributions.......................    (0.16)     (0.56)    (3.27)   (3.84)   (2.17)
                                              -----      -----   -------  -------  -------
Net Asset Value, End of Year..............   $14.69     $18.97    $20.41   $20.70   $22.04
                                             ======     ======   =======  =======  =======
Total Return (1)..........................    (21.8)%     (4.4)%    14.9%    11.5%    15.2%
Net Assets, End of Year (000s)............ $185,308   $160,688   $72,445  $32,817  $50,953
Ratios to Average Net Assets:
  Expenses................................     0.91%      1.03%     1.00%    0.87%    0.88%
  Net investment income...................     1.19%      0.70%     0.85%    0.90%    0.87%
Portfolio Turnover Rate...................       44%        43%       75%      66%      74%

Investors Value Fund
--------------------------------------------------------------------------------

                                                           Class B Shares
                                           ----------------------------------------------
                                             2002      2001      2000     1999     1998
                                           -------   -------   -------  -------  -------
Net Asset Value, Beginning of Year........  $18.63    $20.09    $20.43   $21.87   $21.00
                                            ------   -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............    0.02*    (0.03)*    0.02*    0.04*    0.05
  Net realized and unrealized gain (loss).   (4.21)    (1.00)     2.77     2.26     2.85
                                             -----     -----   -------  -------  -------
Total Income (Loss) From Operations.......   (4.19)    (1.03)     2.79     2.30     2.90
                                             -----     -----   -------  -------  -------
Less Distributions From:
  Net investment income...................   (0.04)    (0.01)    (0.05)   (0.03)   (0.03)
  Net realized gains......................      --     (0.42)    (3.08)   (3.71)   (2.00)
                                             -----     -----   -------  -------  -------
Total Distributions.......................   (0.04)    (0.43)    (3.13)   (3.74)   (2.03)
                                             -----     -----   -------  -------  -------
Net Asset Value, End of Year..............  $14.40    $18.63    $20.09   $20.43   $21.87
                                            ======    ======   =======  =======  =======
Total Return (1)..........................   (22.5)%    (5.3)%    14.2%    10.6%    14.3%
Net Assets, End of Year (000s)............ $54,897   $83,335   $80,960  $81,759  $75,189
Ratios to Average Net Assets:
  Expenses................................    1.85%     1.90%     1.73%    1.61%    1.63%
  Net investment income (loss)............    0.13%    (0.17)%    0.12%    0.16%    0.18%
Portfolio Turnover Rate...................      44%       43%       75%      66%      74%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                            Class 2 Shares
                                            ----------------------------------------------
                                              2002         2001     2000     1999  1998(1)
                                            -------   -------   -------  -------  -------
Net Asset Value, Beginning of Year.........  $18.69    $20.13    $20.46   $21.88   $21.01
                                            -------   -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income (loss)..............    0.04*    (0.03)*    0.02*    0.03*    0.05
 Net realized and unrealized gain (loss)...   (4.24)    (0.98)     2.78     2.30     2.84
                                            -------   -------   -------  -------  -------
Total Income (Loss) From Operations........   (4.20)    (1.01)     2.80     2.33     2.89
                                            -------   -------   -------  -------  -------
Less Distributions From:
 Net investment income.....................   (0.04)    (0.01)    (0.05)   (0.04)   (0.02)
 Net realized gains........................      --     (0.42)    (3.08)   (3.71)   (2.00)
                                            -------   -------   -------  -------  -------
Total Distributions........................   (0.04)    (0.43)    (3.13)   (3.75)   (2.02)
                                            -------   -------   -------  -------  -------
Net Asset Value, End of Year...............  $14.45    $18.69    $20.13   $20.46   $21.88
                                            =======   =======   =======  =======  =======
Total Return (2)...........................   (22.5)%    (5.2)%    14.2%    10.7%    14.3%
Net Assets, End of Year (000s)............. $53,052   $72,607   $25,580  $17,883  $17,680
Ratios to Average Net Assets:
 Expenses..................................    1.78%     1.86%     1.74%    1.61%    1.63%
 Net investment income (loss)..............    0.22%    (0.14)%    0.11%    0.15%    0.18%
Portfolio Turover Rate.....................      44%       43%       75%      66%      74%

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class O Shares
                                           ---------------------------------------------------
                                              2002          2001      2000      1999      1998
                                           --------   --------   --------  --------  --------
Net Asset Value, Beginning of Year........   $18.94     $20.38     $20.69    $22.05    $21.13
                                           --------   --------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.23*      0.19*      0.24*     0.26*     0.25
  Net realized and unrealized gain (loss).    (4.31)     (1.02)      2.80      2.31      2.90
                                           --------   --------   --------  --------  --------
Total Income (Loss) From Operations.......    (4.08)     (0.83)      3.04      2.57      3.15
                                           --------   --------   --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.20)     (0.19)     (0.27)    (0.22)    (0.23)
  Net realized gains......................       --      (0.42)     (3.08)    (3.71)    (2.00)
                                           --------   --------   --------  --------  --------
Total Distributions.......................    (0.20)     (0.61)     (3.35)    (3.93)    (2.23)
                                           --------   --------   --------  --------  --------
Net Asset Value, End of Year..............   $14.66     $18.94     $20.38    $20.69    $22.05
                                           ========   ========   ========  ========  ========
Total Return (2)..........................    (21.6)%     (4.2)%     15.2%     11.7%     15.4%
Net Assets, End of Year (000s)............ $493,344   $665,747   $702,394  $662,248  $650,916
Ratios to Average Net Assets:
  Expenses................................     0.63%      0.74%      0.73%     0.63%     0.63%
  Net investment income...................     1.37%      0.98%      1.12%     1.16%     1.15%
Portfolio Turnover Rate...................       44%       43 %        75%       66%       74%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class Y Shares
                                                         ----------------------
                                                            2002      2001(1)
                                                         ----------------------
 Net Asset Value, Beginning of Year.....................   $18.94    $19.41
                                                         --------   -------
 Income (Loss) From Operations:
  Net investment income.................................     0.26*     0.08
  Net realized and unrealized loss......................    (4.34)    (0.46)
                                                         --------   -------
 Total Loss From Operations.............................    (4.08)    (0.38)
                                                         --------   -------
 Less Distributions From:
  Net investment income.................................    (0.20)    (0.09)
                                                         --------   -------
 Total Distributions....................................    (0.20)    (0.09)
                                                         --------   -------
 Net Asset Value, End of Year...........................   $14.66    $18.94
                                                         ========   =======
 Total Return (2).......................................    (21.6)%    (1.9)%++
 Net Assets, End of Year (000s)......................... $274,763   $61,002
 Ratios to Average Net Assets:
  Expenses..............................................     0.59%     0.73%+
  Net investment income.................................     1.66%     0.98%+
 Portfolio Turnover Rate................................       44%       43%

--------
(1)For the period from July 16, 2001 (inception date) to December 31, 2001.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                       Class A Shares
                                                       ----------------------------------------------
                                                         2002      2001     2000     1999     1998
                                                       -------   -------  -------  -------  --------
Net Asset Value, Beginning of Year....................  $12.39    $12.84   $12.81   $13.11    $13.13
                                                       -------   -------  -------  -------  --------
Income (Loss) From Operations:
 Net investment income................................    0.39*     0.48*    0.54*    0.50*     0.56
 Net realized and unrealized gain (loss)..............   (0.80)    (0.36)    0.44    (0.08)     0.26
                                                       -------   -------  -------  -------  --------
Total Income (Loss) From Operations...................   (0.41)     0.12     0.98     0.42      0.82
                                                       -------   -------  -------  -------  --------
Less Distributions From:
 Net investment income................................   (0.35)    (0.46)   (0.50)   (0.50)    (0.55)
 Net realized gains...................................   (0.15)    (0.11)   (0.45)   (0.22)    (0.29)
                                                       -------   -------  -------  -------  --------
Total Distributions...................................   (0.50)    (0.57)   (0.95)   (0.72)    (0.84)
                                                       -------   -------  -------  -------  --------
Net Asset Value, End of Year..........................  $11.48    $12.39   $12.84   $12.81    $13.11
                                                       =======   =======  =======  =======  ========
Total Return (1)......................................    (3.3)%     1.0%     7.9%     3.2%      6.4%
Net Assets, End of Year (000s)........................ $29,341   $25,607  $24,290  $35,386   $51,443
Ratios to Average Net Assets:
 Expenses.............................................    0.95%     0.95%    0.95%    0.95%     0.85%
 Net investment income................................    3.24%     3.79%    4.19%    3.79%     4.17%
Portfolio Turnover Rate...............................      36%       55%      28%      34%       63%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.35*    $0.44*   $0.51*   $0.47*    $0.51
 Expense ratio........................................    1.24%     1.25%    1.18%    1.17%     1.17%

Balanced Fund
------------------------------------------------------------------------------------------
                                                                       Class B Shares
                                                       ----------------------------------------------
                                                         2002      2001     2000     1999     1998
                                                       -------   -------  -------  -------  --------
Net Asset Value, Beginning of Year....................  $12.32    $12.77   $12.76   $13.08    $13.12
                                                       -------   -------  -------  -------  --------
Income (Loss) From Operations:
 Net investment income................................    0.30*     0.39*    0.44*    0.40*     0.45
 Net realized and unrealized gain (loss)..............   (0.79)    (0.35)    0.44    (0.08)     0.26
                                                       -------   -------  -------  -------  --------
Total Income (Loss) From Operations...................   (0.49)     0.04     0.88     0.32      0.71
                                                       -------   -------  -------  -------  --------
Less Distributions From:
 Net investment income................................   (0.27)    (0.38)   (0.42)   (0.42)    (0.46)
 Net realized gains...................................   (0.15)    (0.11)   (0.45)   (0.22)    (0.29)
                                                       -------   -------  -------  -------  --------
Total Distributions...................................   (0.42)    (0.49)   (0.87)   (0.64)    (0.75)
                                                       -------   -------  -------  -------  --------
Net Asset Value, End of Year..........................  $11.41    $12.32   $12.77   $12.76    $13.08
                                                       =======   =======  =======  =======  ========
Total Return (1)......................................    (4.0)%     0.3%     7.1%     2.4%      5.5%
Net Assets, End of Year (000s)........................ $44,574   $61,485  $73,311  $97,656  $120,816
Ratios to Average Net Assets:
 Expenses.............................................    1.70%     1.69%    1.70%    1.70%     1.60%
 Net investment income................................    2.46%     3.05%    3.43%    3.03%     3.41%
Portfolio Turnover Rate...............................      36%       55%      28%      34%       63%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.26*    $0.36*   $0.41*   $0.37*    $0.41
 Expense ratio........................................    1.99%     1.88%    1.93%    1.92%     1.92%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                     Class 2 Shares
                                                                                      ------------------------------------
                                                                                        2002      2001     2000     1999
                                                                                      -------   -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.35    $12.81   $12.79   $13.11
                                                                                      -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.30*     0.38*    0.44*    0.41*
  Net realized and unrealized gain (loss)............................................   (0.79)    (0.35)    0.45    (0.09)
                                                                                      -------   -------  -------  -------
Total Income (Loss) From Operations..................................................   (0.49)     0.03     0.89     0.32
                                                                                      -------   -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.27)    (0.38)   (0.42)   (0.42)
  Net realized gains.................................................................   (0.15)    (0.11)   (0.45)   (0.22)
                                                                                      -------   -------  -------  -------
Total Distributions..................................................................   (0.42)    (0.49)   (0.87)   (0.64)
                                                                                      -------   -------  -------  -------
Net Asset Value, End of Year.........................................................  $11.44    $12.35   $12.81   $12.79
                                                                                      =======   =======  =======  =======
Total Return (2).....................................................................    (4.0)%     0.2%     7.2%     2.4%
Net Assets, End of Year (000s)....................................................... $18,168   $16,564  $15,496  $21,030
Ratios to Average Net Assets:
  Expenses...........................................................................    1.70%     1.69%    1.70%    1.70%
  Net investment income..............................................................    2.48%     3.03%    3.45%    3.04%
Portfolio Turnover Rate..............................................................      36%       55%      28%      34%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.26*    $0.37*   $0.41*   $0.38*
  Expense ratio......................................................................    1.99%     1.84%    1.94%    1.92%

Balanced Fund
-------------------------------------------------------------------------------------
                                                                                                     Class O Shares
                                                                                      ------------------------------------
                                                                                        2002      2001     2000     1999
                                                                                      -------   -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.47    $12.91   $12.88   $13.18
                                                                                      -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.42*     0.52*    0.58*    0.54*
  Net realized and unrealized gain (loss)............................................   (0.80)    (0.36)    0.43    (0.09)
                                                                                      -------   -------  -------  -------
Total Income (Loss) From Operations..................................................   (0.38)     0.16     1.01     0.45
                                                                                      -------   -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.38)    (0.49)   (0.53)   (0.53)
  Net realized gains.................................................................   (0.15)    (0.11)   (0.45)   (0.22)
                                                                                      -------   -------  -------  -------
Total Distributions..................................................................   (0.53)    (0.60)   (0.98)   (0.75)
                                                                                      -------   -------  -------  -------
Net Asset Value, End of Year.........................................................  $11.56    $12.47   $12.91   $12.88
                                                                                      =======   =======  =======  =======
Total Return (2).....................................................................    (3.1)%     1.3%     8.1%     3.4%
Net Assets, End of Year (000s).......................................................  $1,487    $1,150   $1,504   $1,460
Ratios to Average Net Assets:
  Expenses...........................................................................    0.70%     0.70%    0.70%    0.70%
  Net investment income..............................................................    3.47%     4.03%    4.45%    4.00%
Portfolio Turnover Rate..............................................................      36%       55%      28%      34%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.38*    $0.50*   $0.55*   $0.51*
  Expense ratio......................................................................    0.99%     0.79%    0.93%    0.92%


                                                                                      1998(1)
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $13.15
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.45
  Net realized and unrealized gain (loss)............................................    0.26
                                                                                      -------
Total Income (Loss) From Operations..................................................    0.71
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.46)
  Net realized gains.................................................................   (0.29)
                                                                                      -------
Total Distributions..................................................................   (0.75)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.11
                                                                                      =======
Total Return (2).....................................................................     5.5%
Net Assets, End of Year (000s)....................................................... $29,458
Ratios to Average Net Assets:
  Expenses...........................................................................    1.60%
  Net investment income..............................................................    3.41%
Portfolio Turnover Rate..............................................................      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.41
  Expense ratio......................................................................    1.92%

Balanced Fund
-------------------------------------------------------------------------------------


                                                                                       1998
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $13.20
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.59
  Net realized and unrealized gain (loss)............................................    0.26
                                                                                      -------
Total Income (Loss) From Operations..................................................    0.85
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.58)
  Net realized gains.................................................................   (0.29)
                                                                                      -------
Total Distributions..................................................................   (0.87)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.18
                                                                                      =======
Total Return (2).....................................................................     6.6%
Net Assets, End of Year (000s).......................................................  $1,523
Ratios to Average Net Assets:
  Expenses...........................................................................    0.60%
  Net investment income..............................................................    4.41%
Portfolio Turnover Rate..............................................................      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.55
  Expense ratio......................................................................    0.92%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

          Report of Independent Accountants


To the Board of Directors of
Salomon Brothers Series Funds Inc
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Capital Fund Inc
and Shareholders of
Salomon Brothers Asia Growth Fund
Salomon Brothers International Equity Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Capital Fund Inc
Salomon Brothers All Cap Value Fund
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Large Cap Core Equity Fund
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers All Cap Value Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Large Cap Core Equity Fund, Salomon Brothers Balanced Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (collectively hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 10 to the financial statements, on January 23, 2003, the Board of Directors of Salomon Brothers Series Funds Inc voted to liquidate Salomon Brothers Asia Growth Fund. All shares of Salomon Brothers Asia Growth Fund were redeemed on February 24, 2003, and the management is in the process of settling the remaining liabilities of the Fund.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2003

          Additional Stockholder Information
          (unaudited)

Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc ("Investment Company") was held on August 19, 2002 and then adjourned to September 11, 2002, at which the election of Directors was considered and voted upon and further adjourned to September 16, 2002, at which the following items were considered and voted upon: (i) for Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, approval of a change in each Fund's investment objective(s), and (ii) the approval of the reclassification of the investment objective(s) of each of the Investment Company's Funds from a fundamental to a non-fundamental policy. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                                                     Votes
                   Nominees             Votes For   Withheld
                   --------            ----------- ----------
                   Carol L. Colman.... 221,835,219 14,061,187
                   Daniel P. Cronin... 222,332,129 13,564,277
                   Leslie H. Gelb..... 222,236,215 13,660,190
                   Dr. Riordan Roett.. 221,812,139 14,084,267
                   Jeswald W. Salacuse 221,824,142 14,072,264
                   R. Jay Gerken...... 222,468,693 13,427,712
                   Heath B. McLendon.. 221,912,668 13,983,737

2. For Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, approval of a change in each Fund's investment objective(s)

Stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund considered and voted upon amending each Fund's investment objective(s) from "current income" to "total return."

                                                                      Votes
                                                         Votes For   Against  Abstentions
                                                         ---------- --------- -----------
Salomon Brothers High Yield Bond Fund................... 26,061,174 1,361,141  1,330,674
Salomon Brothers Strategic Bond Fund....................  5,793,804   264,110    309,664
Salomon Brothers Short/Intermediate U.S. Government Fund  2,991,881   319,003    181,639

          Additional Stockholder Information
          (unaudited) (continued)


3. Approval of the Reclassification of the Investment Objective(s) from a Fundamental to a Non-Fundamental Policy

Stockholders considered and voted upon the reclassification of the investment objective of each of the funds of the Investment Company from a fundamental to a non-fundamental policy.

                                                                      Votes
                                                         Votes For   Against   Abstentions
                                                         ---------- ---------- -----------
Salomon Brothers Asia Growth Fund.......................    472,124     52,517     48,494
Salomon Brothers Balanced Fund..........................  2,944,363    208,350    271,565
Salomon Brothers Cash Management Fund...................  5,490,875 10,006,575    932,501
Salomon Brothers High Yield Bond Fund................... 19,706,000  7,591,598  1,455,390
Salomon Brothers Institutional Money Market Fund........  1,901,805 44,363,921 18,868,481
Salomon Brothers International Equity Fund..............    583,011     26,075     32,200
Salomon Brothers Large Cap Core Equity Fund.............    400,936         --         --
Salomon Brothers Large Cap Growth Fund..................    335,841     28,924     18,845
Salomon Brothers New York Municipal Money Market Fund... 50,835,856 20,576,175  6,243,724
Salomon Brothers Small Cap Growth Fund..................  7,601,971    833,711    447,504
Salomon Brothers Strategic Bond Fund....................  5,635,128    398,934    333,514
Salomon Brothers Short/Intermediate U.S. Government Fund  2,927,927    381,594    183,002

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Series Funds Inc, Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc. On September 11, 2002, R. Jay Gerken was appointed Chairman of the Board and President of Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc and was elected by shareholders as such on the same date.

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc, Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (each an "Investment Company" and together, the "Investment Companies") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Investment Companies. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.

                                                   Term of                                    Number of
                                                   Office*                                   Portfolios
                                                     and                                       in Fund
                                                   Length                                      Complex
                             Position(s) Held with of Time      Principal Occupation(s)       Overseen     Other Directorships
Name, Address and Age         Investment Company   Served         During Past 5 Years        by Director    Held by Director
---------------------        --------------------- ------- --------------------------------- ----------- ------------------------
Non-Interested Directors:
Andrew L. Breech/(2),(3)/          Director         Since  President, Dealer Operating           3                 None
2120 Wilshire Blvd.                                 1991   Control Service, Inc.
Santa Monica, CA 90403
Age 50

Carol L. Colman                    Director         Since  President, Colman Consulting Co.,     32                None
Colman Consulting Co., Inc.                         1992   Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel Cronin/(1)/                 Director         Since  Associate General Counsel,            32                None
Pfizer Inc.                                         1996   Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

William R. Dill/(2),(3)/           Director         Since  Retired                               3                 None
25 Birch Lane                                       1985
Cumberland Foreside, ME
 04110
Age 72

Leslie H. Gelb/(1)/                Director         Since  President, the Council on Foreign     32      Brittanica.com; Director
The Council on                                      2002   Relations; Former Columnist,                  of 2 registered
Foreign Relations                                          Deputy Editorial Page Editor and              investment companies
58 East 68th Street                                        Editor, Op-Ed Page, The New York              advised by Advantage
New York, NY 10021                                         Times                                         Advisers, Inc
Age 65                                                                                                   ("Advantage")

Clifford M. Kirtland,              Director         Since  Retired                               3                 None
 Jr./(2),(3)/                                       1987
9 Parkway Square
4200 Northside Parkway
Atlanta, GA 30327
Age 79

Louis P. Mattis/(2),(3)/           Director         Since  Principal, Mattis & Co. LLP           3       Director of Epgenix
446 Oak Ridge Rd.                                   1986
Snowmass Village, CO 81615
Age 61

          Additional Information
          (unaudited) (continued)

                                                                                           Number of
                                                                                          Portfolios
                                             Term of                                        in Fund
                                           Office* and                                      Complex
Name, Address and    Position(s) Held with  Length of       Principal Occupation(s)        Overseen      Other Directorships
Age                   Investment Company   Time Served        During Past 5 Years         by Director     Held by Director
---                  --------------------- ----------- ---------------------------------- ----------- -------------------------
Dr. Riordan           Director                Since    Professor and Director, Latin          32      The Latin American
 Roett/(1)/                                   2002     American Studies Program, Paul H.              Equity Fund, Inc.
The Johns                                              Nitze School of Advanced
 Hopkins University                                    International Studies, The Johns
1710 Massachusetts                                     Hopkins University
 Ave., NW
Washington, DC 20036
Age 64

Jeswald W.            Director                Since    Henry J. Braker Professor of           32      Municipal Advantage
 Salacuse/(1)/                                2002     Commercial Law and formerly                    Fund, Inc.; Director of 2
Tufts University                                       Dean, The Fletcher School of Law               registered investment
The Fletcher                                           & Diplomacy, Tufts University;                 companies advised by
School of Law &                                        Former Fulbright Distinguished                 Advantage
Diplomacy                                              Chair in Comparative Law,
Packard Avenue                                         University of Trento, Italy
Medford, MA 02115
Age 65

Thomas F.             Director                Since    Of Counsel to Blackwell Sanders         3                None
 Schlafly/(2),(3)/                            1986     Peper Martin LLP; President, The
720 Olive Street                                       Saint Louis Brewery, Inc.
St. Louis, MO 63101
Age 54

Interested Director:
R. Jay Gerken         Chairman, President     Since    Managing Director of Salomon           227               None
SSB                   and Chief Executive     2002     Smith Barney Inc. ("SSB");
399 Park Avenue,      Officer                          Chairman, President and Chief
 4th Floor                                             Executive Officer of Smith Barney
New York, NY 10022                                     Fund Management LLC ("SBFM"),
Age 51                                                 Travelers Investment Adviser, Inc.
                                                       ("TIA") and Citi Fund
                                                       Management Inc.; Managing
                                                       Director, SSB; Former portfolio
                                                       manager, Smith Barney Growth
                                                       and Income Fund (1994-2000) and
                                                       Smith Barney Allocation Series
                                                       Inc. (1996-2001)
Officers:
Lewis E. Daidone      Executive Vice          Since    Managing Director of SSB; Chief        N/A                N/A
SSB                   President and Chief     2002     Financial Officer of Smith Barney
125 Broad Street,     Administrative                   Mutual Funds; Director and Senior
 11th Floor           Officer                          Vice President of SBFM and TIA
New York, NY 10004    Senior Vice           1998-2002
Age 45                President and
                      Treasurer

Robert E.             Executive Vice          Since    Managing Director (since 2002)         N/A                N/A
 Amodeo/(1)/          President               2002     and Director (from 1999 to 2002),
SBAM                                                   Salomon Brothers Asset
399 Park Avenue,                                       Management Inc ("SBAM") and
 4th Floor                                             SSB; Vice President (from 1992 to
New York, NY 10022                                     1999), SBAM and SSB
Age 36

          Additional Information
          (unaudited) (continued)


                                                  Term of                                    Number of
                                                  Office*                                   Portfolios
                                                    and                                       in Fund
                                                  Length                                      Complex
                            Position(s) Held with of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age        Investment Company   Served         During Past 5 Years        by Director  Held by Director
---------------------       --------------------- ------- --------------------------------- ----------- -------------------
Charles Bardes/(1)/            Executive Vice      Since  Vice President of SBAM and SSB        N/A             N/A
SBAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

John B. Cunningham/(1),(2)/    Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

James E. Craige/(1)/           Executive Vice      Since  Managing Director of SBAM since       N/A             N/A
SBAM                           President           1995   2001, Director of SBAM and SSB
399 Park Avenue, 4th Floor                                prior to 2001
New York, NY 10022
Age 36

Thomas A. Croak/(1)/           Executive Vice      Since  Vice President of SBAM and SSB        N/A             N/A
SBAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

Robert M. Donahue, Jr./(3)/    Executive Vice      Since  Managing Director of SBAM since       N/A             N/A
SBAM                           President           1998   2001, Director and equity analyst
399 Park Avenue, 4th Floor                                with SBAM prior to 2001
New York, NY 10022
Age 35

John G. Goode/(1)/             Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 57

Peter J. Hable/(1)/            Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Michael A. Kagan/(1)/          Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Additional Information
(unaudited) (continued)


                                                 Term of                                    Number of
                                                 Office*                                   Portfolios
                                                   and                                       in Fund
                                                 Length                                      Complex
                           Position(s) Held with of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age       Investment Company   Served         During Past 5 Years        by Director  Held by Director
---------------------      --------------------- ------- --------------------------------- ----------- -------------------
Kevin Kennedy/(1)/            Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger Lavan/(1)/              Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Mark McAllister/(2)/          Executive Vice      Since  Managing Director of SBAM;            N/A             N/A
SBAM                          President           2000   Executive VP JLW Capital
399 Park Avenue                                          Management Inc. -- March 1998
New York, NY 10022                                       to May 1999; prior to March 1998
Age 40                                                   VP at Cohen & Steers Capital
                                                         Management, Inc.

Ross S. Margolies/(3)/        Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1998
399 Park Avenue
New York, NY 10022
Age 44

Nancy Noyes/(1)/              Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

Maureen O'Callaghan/(1)/      Executive Vice      Since  Managing Director (since January      N/A             N/A
SBAM                          President           1997   2001) and Previously Director and
399 Park Avenue, 4th Floor                               Vice President (prior to 2001) of
New York, NY 10022                                       SBAM
Age 38

Beth A. Semmel/(1)/           Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby/(1)/           Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue
New York, NY 10022
Age 44

George J. Williamson/(1)/     Executive Vice      Since  Director of SBAM                      N/A             N/A
SBAM                          President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Additional Information
(unaudited) (continued)


                                                   Term of                                   Number of
                                                   Office*                                  Portfolios
                                                     and                                      in Fund
                                                   Length                                     Complex
                             Position(s) Held with of Time     Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age         Investment Company   Served        During Past 5 Years        by Director  Held by Director
---------------------        --------------------- ------- -------------------------------- ----------- -------------------
Andrew Beagley                Vice President and    Since  Director of SBAM                     N/A             N/A
SBAM                          Chief Anti-           2002
399 Park Avenue, 4th Floor    Money Laundering
New York, NY 10022            Compliance Officer
Age 41

Frances M. Guggino            Controller            Since  Vice President of SSB                N/A             N/A
SSB                                                 2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary             Since  Managing Director of SSB;            N/A             N/A
SSB                                                 1998   General Counsel and Secretary of
300 First Stamford Place                                   SBFM and TIA
Stamford, CT 06902
Age 52

--------
 *Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**Mr. Gerken is an "interested person" of the Investment Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(1)Salomon Brothers Series Funds Inc only.
(2)Salomon Brothers Investors Value Fund Inc only.
(3)Salomon Brothers Capital Fund Inc only.

          Tax Information
          (unaudited)


For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 2002:

   . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                     Small Cap Growth Fund.....    100.00%
                     Capital Fund..............     93.70
                     All Cap Value Fund........    100.00
                     Large Cap Core Equity Fund    100.00
                     Investors Value Fund......    100.00
                     Balanced Fund.............     21.79

   . Total long-term capital gain distributions paid:

                      Large Cap Core Equity Fund  $    120
                      Balanced Fund.............   187,621

A total of 6.30% and 4.94% of the ordinary dividends paid by the Capital Fund and Balanced Fund, respectively, from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022
CUSTODIANS
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
ANDREW L. BREECH*,***
CAROL L. COLMAN
DANIEL P. CRONIN**
WILLIAM R. DILL*,***
LESLIE H. GELB**
R. JAY GERKEN
CLIFFORD M. KIRTLAND, JR.*,***
LOUIS P. MATTIS*,***
DR. RIODAN ROETT**
JESWALD W. SALACUSE**
THOMAS F. SCHLAFLY*,***

Officers
R. JAY GERKEN
    Chairman, President and Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER M. LAVAN**
    Executive Vice President
ROSS S. MARGOLIES***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
BETH A. SEMMEL**
    Executive Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Executive Vice President
ROBERT M. DONAHUE, JR.**,***
    Executive Vice President
MAUREEN O'CALLAGHAN**
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

--------------------------------------------------------------------------------
  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

[LOGO] Salomon Brothers
Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022

SBSEQANN 12/02
        03-4536, 03-4495, 03-4551, 03-4520, 03-4540, 03-4517, 03-4516, 03-4507,
                                                               03-4519, 03-4518

 ANNUAL REPORT
 December 31, 2002


                                                             [PHOTO]


                                                             [PHOTO]


                                                             [PHOTO]



                                SALOMON BROTHERS
--------------------------------------------------------------------------------
                               ASSET MANAGEMENT]




                                        .   HIGH YIELD BOND FUND

   SALOMON BROTHERS                     .   STRATEGIC BOND FUND

                                        .   SHORT/INTERMEDIATE U.S.
                                            GOVERNMENT FUND






        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

   For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

     BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
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RICH TRADITION
-----------------------------

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GLOBAL RESOURCES
--------------------------------

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INVESTMENT EXPERTISE
-----------------------------------

Averaging over 17 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
---------------------------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------------------------

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Table of Contents

               LETTER FROM THE CHAIRMAN.....................   2

               THE SALOMON BROTHERS INVESTMENT SERIES

                 HIGH YIELD BOND FUND.......................   5

                 STRATEGIC BOND FUND........................  11

                 SHORT/INTERMEDIATE U.S. GOVERNMENT FUND....  17

               SCHEDULES OF INVESTMENTS.....................  22

               STATEMENTS OF ASSETS AND LIABILITIES.........  45

               STATEMENTS OF OPERATIONS.....................  46

               STATEMENTS OF CHANGES IN NET ASSETS..........  47

               STATEMENTS OF CASH FLOWS.....................  49

               NOTES TO FINANCIAL STATEMENTS................  50

               FINANCIAL HIGHLIGHTS.........................  61

               REPORT OF INDEPENDENT ACCOUNTANTS............  67

               ADDITIONAL STOCKHOLDER INFORMATION...........  68

               ADDITIONAL INFORMATION.......................  70

               TAX INFORMATION..............................  74

               DIRECTORS AND OFFICERS OF
                 THE SALOMON BROTHERS INVESTMENT SERIES..... IBC

        [PHOTO]


R. Jay Gerken
Chairman, President and
Chief Executive Officer



SALOMON BROTHERS INVESTMENT SERIES
     Letter From the Chairman

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund ("Fund(s)"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of services and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Funds' investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

PERFORMANCE UPDATE/1/

Below is a table showing each Fund's Class A share return, without sales charges, for the year ended December 31, 2002.

                                                     Without Sales
                                                      Charges/2/
                                                     -------------
             High Yield Bond Fund                        6.42%
             Strategic Bond Fund                         9.91
             Short/Intermediate U.S. Government Fund     8.59



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1 The performance data represents past performance, which is not indicative of future results. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or 1-800-725-6666 to obtain a copy of the prospectus.
2 These total-return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares. Performance would have been lower had the sales charge been included.

SPECIAL NOTICE TO SHAREHOLDERS

On September 16, 2002, the stockholders of each of the Funds approved a change to the investment objective of the Funds. Accordingly, on or about September 16, 2002, the investment objective of each of the Funds has been to maximize total return, consistent with the preservation of capital. There was no change in the types of securities in which the Funds may invest, as set forth in the prospectus for each Fund. Investing for total return allows the managers, when selecting securities for the Funds, to place more emphasis on additional factors, such as appreciation and overall return potential.

MARKET OVERVIEW AND OUTLOOK

The fixed-income markets experienced a year of extremes in 2002. While nervous equity investor sentiment propelled the prices of U.S. Treasury markets higher, discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements weighed on the high-yield markets, particularly during the first half of the reporting period. Despite political uncertainties and deteriorating economic conditions in Latin America, emerging markets debt overall fared well during the year returning 14.24%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./3/

Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")/4/ reduced the short-term federal funds rate ("fed funds rate")/5/ in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield market. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. Given that this would dramatically affect both the U.S. and global fixed-income markets, our portfolio managers are vigilantly monitoring these developments.



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3 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

Thank you for your investment in the Salomon Brothers Investment Series Funds. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Funds or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 22 through 44 for a list and percentage breakdown of the Funds' holdings. Also, please note that any discussion of the Funds' holdings, the Funds' performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

Salomon Brothers
High Yield Bond Fund

 [Graphic]


INVESTMENT OBJECTIVE AND STRATEGY
The High Yield Bond Fund ("Fund") seeks to maximize total return, consistent with the preservation of capital. Until September 16, 2002, the Fund sought to maximize current income, and as a secondary objective, the Fund also sought capital appreciation. The Fund invests primarily in high yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities.

Under normal market conditions, the Fund invests at least 80% of its assets in high yield bonds and related investments.

Our investment strategy is to manage the Fund consistently and proactively through all types of market conditions. We try not to be distracted by short-term market volatility. In our view, broad diversification can help cushion those inevitable short-term price swings.


THE FUND MANAGER

 [PHOTO]

Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 21 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the Fund.

INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities issued by U.S. and foreign corporations, foreign governments and their agencies and instrumentalities. The Fund invests, under normal circumstances, at least 80% of its assets in high-yield bonds and related investments./1/

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers High Yield Bond Fund's ("Fund") Class A shares returned 6.42%, without sales charges. In comparison, the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")/2/ returned negative 1.52% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

HIGH YIELD
Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the SSB High-Yield Index.

During the first half of the reporting period, encouraging economic data and large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower. In June of 2002, investors' concerns about additional reports of accounting improprieties at some corporations discouraged many of them from investing in bonds of companies with more complex financials. We believe investors' aversion to these issues contributed to the decline in the high-yield market in June, as the SSB High-Yield Index returned negative 8.81% for the month. As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

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1 Investments in high-yield bonds, commonly referred to as "junk bonds," have a greater risk of loss when compared with other types of investments, including the loss of the principal investment.
2 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

During the final quarter of 2002, during which time the Federal Open Market Committee ("FOMC")/3/ reduced its target for the fed funds rate, increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher.

Looking back over the calendar year 2002 as a whole, the high-yield market's top-performing sectors included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers industry benefited from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant category to return from "oversold" prices during the prior year. The consumer products and gaming sector benefited from continued strength in consumer spending and higher credit quality in the sector. The broadcast/outdoor class performed well due to improving operating results, stronger equity issuance and a favorable regulatory environment. We believe strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably, despite the limited pricing power of many companies within this sector.

The worst-performing sectors included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores. Accounting and regulatory concerns in addition to deteriorating industry fundamentals negatively affected the wireline telecommunications, cable, utilities and supermarkets/drugstores sectors. Declining earnings attributable to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline industry.

EMERGING MARKETS
Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),/4/ returned 14.24% for 2002. During the 12-month period, EMBI+ sovereign spreads/5/ widened by 34 basis points/6/ (0.34%), closing at 765 basis points (7.65%) over yields on U.S. Treasury securities. Return volatility/7/ for emerging markets debt for the year registered at 10.02%, substantially below long-term historical levels of approximately 15 to 16%.

During the first several months of 2002, as emerging markets debt was outperforming the high-yield market, the Fund continued to maintain a heavy level of exposure to emerging markets debt (approximately a 30-35% allocation), which is virtually the maximum allocation permissible for the

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3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
5 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
6 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
7 Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.

Fund. We began to scale back the Fund's exposure to emerging markets debt during the second quarter as we believed that the high-yield market was beginning to offer better potential value versus emerging markets debt. In addition, we were concerned that upcoming presidential elections in Brazil and Turkey would add considerable volatility to the marketplace for emerging markets debt. At the beginning of June, the Fund had an approximately 8-10% allocation in emerging markets debt issues. From June through September, largely due to the volatility surrounding these elections as well as to weak performance of global equity markets, the market for emerging markets debt declined approximately 7%. During the fourth quarter, we took advantage of this decline to increase the Fund's allocation to emerging markets debt as the marketplace began to regain its confidence after uncertainty about the elections subsided. As of December 31, 2002, the Fund's exposure to emerging markets debt accounted for approximately 15% of the Fund's assets.

Latin America
Latin American debt, as measured by the EMBI+, returned 7.17% for 2002, sharply underperforming non-Latin American emerging markets debt during this period. In particular, this region was affected by the political and fiscal uncertainties in Brazil, Argentina's economic difficulties during the period subsequent to the country's default on its debt obligations, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/8/ and deteriorating fundamentals in Venezuela.

Venezuelan debt, as measured by the EMBI+, was the best-performing Latin American credit market measured in the Index, returning 18.74% for the year. A general strike organized by opposition parties started on December 2, 2002 with the stated goal of removing President Chavez from office. The strike effectively shut down much commerce in the country, including the oil industry, which is the largest generator of tax revenues and export earnings for the country. Despite political instability and economic turmoil in the region, bond prices, however, generally performed well as oil continued to trade above market expectations.

Mexican debt, as measured by the EMBI+, returned 16.38% for the annual period. The country's strong credit fundamentals supported its favorable performance during 2002. High oil prices also supported Mexico's strong fiscal position, which we feel enabled the country to avoid having to institute budget cuts in the current economic slowdown. We believe the primary risk to stability is political, as Mexico's President continues to work with congressional opposition.

Brazilian debt, as measured by the EMBI+, returned negative 3.35% for the year. We believe the weak performance of the Brazilian market was caused by investors' concerns about future economic policies of the Lula administration. Throughout much of 2002, it appeared to us that investors were convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections, in our view, led many investors to sell Brazilian debt. During this selloff and following several of our trips to Brazil, we began


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8 The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

to add to the portfolio's position in Brazilian debt, as we believed that the new administration would adopt more market-friendly policies. This proved to be beneficial for the Fund. Brazilian debt rebounded during the fourth quarter of 2002 as the market appeared to have welcomed President-elect Lula's new cabinet adviser appointments and policy announcements, particularly those related to economic matters.

Argentinian debt, as measured by the EMBI+, returned negative 5.57% for 2002, significantly underperforming the EMBI+. Following the country's default on its external debt obligations in December 2001, policymakers have struggled to free the economy from recession. We believe Argentina must resolve a number of important issues before government officials can discuss restructuring options with investors. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months. However, we continue to monitor developments in this market very closely.

Eastern Europe/Middle East/Africa
Overall, non-Latin American countries outperformed Latin American countries during 2002, returning 25.57% for the period (as measured by the EMBI+). In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October 2002. First, Ireland voted in favor of enlargement in a referendum. Secondly, and perhaps more importantly, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. We believe the scenario of an eventual inclusion of emerging countries (including Bulgaria and Turkey) in the EU will be an important development for that market.

Russian debt, based upon the return of the EMBI+, ranked as the best-performing market in the EMBI+, having generated 35.86% for 2002. High oil prices during the period strengthened Russia's credit fundamentals. President Putin used this period to promote his reform agenda. On October 17, 2002, Moody's Investors Service/9/ placed its rating for Russian debt on review for a potential upgrade to Ba2.

Turkish debt, as measured by the EMBI+, returned 20.68% for 2002. The country's strategic importance, combined with its improved relations with the IMF, has attracted recent investor interest. The country's domestic economy stabilized in our view due to a series of factors that include an improvement in investor confidence, lower interest rates and a stronger currency. The market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AK" Party).

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

HIGH YIELD
We believe that an economic recovery could enhance the backdrop for the high-yield market. We anticipate a muted recovery in 2003, although we do

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9 Moody's Investors Service is a nationally recognized credit rating agency.

not foresee the occurrence of a double-dip recession. Overall, our outlook for U.S. interest rates during 2003 is not overwhelmingly positive as we think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: High-yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

In light of the outlook above, we continue to focus on opportunities in the single-B sector/10/ on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.

EMERGING MARKETS
Assuming that the worst of investors' risk aversion to global markets as characterized in 2002 is in the past, we think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk.

Thank you for your investment in the Salomon Brothers Investment Series -- High Yield Bond Fund. We look forward to continuing to help you meet your investment objectives.

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 22 through 31 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

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10 There is additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High-Yield Market Index./1/ It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                [CHART]

Commercial Paper                        2.7%
Common and Preferred Stock              1.2%
Convertible Bonds                       1.2%
Corporate Bonds                        73.4%
Debtor-in-Possession                    0.9%
Escrow Shares                           0.0%
Loan Participations                     0.6%
Repurchase Agreements                   5.4%
Sovereign Bonds                        14.5%
Warrants and Rights                     0.1%

 Top Sectors --
  U.S. High Yield Holdings

Consumer Non-Cyclicals
----------------------
Media - Cable
----------------------
Basic Industries
----------------------
Telecommunications
----------------------
Consumer Cyclicals
----------------------
Portfolio holdings may vary.

HISTORICAL PERFORMANCE (unaudited)
HIGH YIELD BOND FUND -- CLASS A, B, 2 and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High-Yield Market Index
                                    [CHART]

                                                     Salomon Smith Barney
                   A        B        2        O    High-Yield Market Index
               -------  -------  -------  -------  -----------------------
02/22/1995     $ 9,551  $10,000  $10,000  $10,000         $10,000
     12/95      11,133   11,573   11,575   11,676          11,421
     12/96      13,573   14,022   14,013   14,248          12,710
     12/97      15,342   15,731   15,721   16,157          14,386
     12/98      14,260   14,511   14,500   15,042          14,903
     12/99      15,263   15,418   15,454   16,145          15,161
     12/00      14,715   14,764   14,817   15,614          14,300
     12/01      15,334   15,247   15,349   16,318          15,078
12/31/2002      16,319   16,126   16,260   17,442          14,849

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     HIGH YIELD BOND FUND
     Average Annual Total Returns for the Period Ended December 31, 2002+ (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (2/22/95)         7.06%                6.43%
5 year                            1.24                 0.32
3 year                            2.26                 0.69
1 year                            6.42                 1.69
-------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         6.27%                6.27%
5 year                            0.50                 0.25
3 year                            1.51                 0.76
1 year                            5.77                 0.95
-------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         6.38%                6.38%
5 year                            0.68                 0.68
3 year                            1.71                 1.71
1 year                            5.93                 4.97
-------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         7.34%                7.34%
5 year                            1.54                 1.54
3 year                            2.61                 2.61
1 year                            6.89                 6.89
-------------------------------------------------------------------

                          See page 21 for all footnotes.

SALOMON BROTHERS
Strategic Bond Fund


[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Strategic Bond Fund ("Fund") seeks to maximize total return, consistent with the preservation of capital. Until September 16, 2002, the Fund sought a high level of current income, and, as a secondary objective, the Fund also sought capital appreciation. The Fund invests primarily in a globally diverse portfolio of fixed income securities. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on our analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

The Fund Managers

 [PHOTO]

Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 21 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day fund management of the U.S. high-yield and foreign sovereign bond portions of the Fund.

 [PHOTO]

David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management (SBAM) Ltd., has 19 years of investment industry experience. SBAM Ltd. provides certain advisory services to Salomon Brothers Asset Management Inc relating to currency transactions and investments in non-dollar-denominated securities.

 [PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in fixed-income markets. Mr. Lavan is primarily responsible for day-to-day management of the investment-grade debt portion of the Fund.


INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund seeks to achieve these objectives by investing in a globally diverse portfolio of fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield, mortgage-backed and asset-backed securities, and emerging-market debt securities./1/

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers Strategic Bond Fund's ("Fund") Class A shares returned 9.91%, without sales charges. In comparison, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/2/ returned 10.10% for the same period. The Lehman Brothers Aggregate Bond Index ("Lehman Index")/3/ returned 10.25% for the same period.

PORTFOLIO MARKET AND FUND OVERVIEW

INVESTMENT-GRADE
The market for U.S. Treasury securities provided exceptional returns during 2002 as prices on these government issues, which move inversely to the securities' yields, rose dropping their yields to levels not seen in decades.

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1 Please note that high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note that investments in foreign securities, especially emerging-market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.
2 The SSB BIG Bond Index includes institutionally traded U.S. Treasury securities, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
3 The Lehman Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. treasury bonds, government-agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot directly invest in an index.

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. The yields on U.S. Treasury securities rose during this period as government issues in virtually all maturity classifications (e.g., long-term bonds and intermediate-term notes, excluding issues scheduled to mature over shorter-term periods) incurred losses.

In the second quarter of 2002, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the decline in equities during the period. Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets. As the equity market plunged in July, the Federal Open Market Committee ("FOMC")/4/ left its target for the federal funds rate ("fed funds rate")/5/ unchanged at it meeting in August. Equity market volatility subsequently ensued and bond yields fell to low levels for the year as the third quarter ended.

In November of 2002, the FOMC cut short-term interest rates, equities rebounded, and corporate spreads/6/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). Many investors began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market technical conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003.

During the quarter, U.S. Treasury bond yields rose irregularly (although yields declined toward the end of the year as prices advanced to an extent). North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term Treasury securities although negative for longer-term bonds scheduled to mature at later dates.

HIGH YIELD
Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the Salomon Smith Barney


--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

High-Yield Market Index ("SSB High-Yield Index"),/7/ which returned negative 1.52% for 2002 as a whole.

Encouraging economic data and large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher during the first half of the period, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

In June of 2002, weakness in the equity markets, corporate scandals, earnings restatements, weak economic data and large amount of capital outflow from high-yield mutual funds pushed the high-yield market lower. As the period advanced, a stock market rally, forecasts of interest rate cuts, declining default rate, bargain hunting for oversold securities and positive flows of capital into mutual funds fueled the high-yield market. However, investors remained cautious due to the lack of business spending, low consumer confidence readings, the possibility of war with Iraq and company-specific problems.

During this final quarter, when the FOMC cut short-term interest rates, increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher.

Looking back over calendar year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products.

The worst-performing categories included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores.

EMERGING MARKETS
Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),/8/ returned 14.24% for 2002. During the 12-month period, EMBI+ sovereign spreads widened by 34 basis points/9/ (0.34%), closing at 765 basis points (7.65%) over yields on U.S. Treasury securities. Return volatility/10/ for emerging markets debt for the year registered


--------
7 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

8 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

9 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

10Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.

at 10.02%, substantially below long-term historical levels of approximately 15 to 16%.

Latin America
Latin American debt, as measured by the EMBI+, returned 7.17% for 2002, sharply underperforming non-Latin American emerging markets debt during this period. In particular, this region was affected by the political and fiscal uncertainties in Brazil, Argentina's economic difficulties during the period subsequent to the country's default on its debt obligations, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/11/ and deteriorating fundamentals in Venezuela. Despite political instability and economic turmoil, Venezuela was the best-performing Latin American credit in the EMBI+, returning 18.74% for the fiscal year. Argentina was the weakest-performing country in the EMBI+, returning negative 5.57% for the year.

Eastern Europe/Middle East/Africa
Overall, non-Latin American countries outperformed Latin American countries during 2002, returning 25.57% for the period (as measured by the EMBI+). In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October 2002. First, Ireland voted in favor of enlargement in a referendum. Secondly, and perhaps more importantly, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. We believe the scenario of an eventual inclusion of emerging countries (including Bulgaria and Turkey) in the EU will be an important development for that market. Gaining 35.86% for the Fund's annual period, Russia was the best EMBI+ performer. High oil prices during the period continued to strengthen Russia's credit fundamentals.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

INVESTMENT GRADE
When the Federal Reserve Board ("Fed") monetary policymaking Committee met on January 28th and 29th of 2003, it opted not to change its fed funds rate target. Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., rise in yields) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.

HIGH YIELD
We think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield


--------
11The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: high-yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality.) We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

In light of the outlook above, we continue to focus on opportunities in the single-B sector/12/ on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.

EMERGING MARKETS
Assuming that the worst of investors' risk aversion to global markets as characterized in 2002 is in the past, we think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk.

Thank you for your investment in the Salomon Brothers Investment
Series --Strategic Bond Fund. We look forward to continuing to help you meet your investment objectives.

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 32 through 42 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


--------
12There is additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index./2/ It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                 [CHART]

Adjustable Rate Mortgage Securities              0.4%
Asset-Backed Securities                          1.6%
Collateralized Mortgage Obligations              2.5%
Commercial-Mortgage Backed Securities            1.6%
Commercial Paper                                17.4%
Convertible Bonds                                0.2%
Corporate Bonds                                 23.9%
Debtor-in-Possession                             0.3%
Foreign Local Government Bond                    0.5%
Loan Participations, Escrow Shares, Preferred,
   Common Stock, and Warrants and Rights         0.7%
Repurchase Agreement                             6.0%
Sovereign Bonds                                 11.5%
U.S. Government Agencies and Obligations        33.4%
Portfolio holdings may vary.

HISTORICAL PERFORMANCE (unaudited)
STRATEGIC BOND FUND -- CLASS A, B, 2 and O SHARES
Comparison of $10,000 Investment to the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index

                                    [CHART]

                                                          Salomon Smith Barney
                                                         Broad Investment-Grade
                A        B        2            O             Bond Index
             -------  -------  -------     --------     -----------------------
02/22/1995   $ 9,551  $10,000  $10,000     $10,000            $10,000
     12/95    11,157   11,614   11,607      11,704             11,350
     12/96    12,725   13,119   13,125      13,367             11,760
     12/97    14,153   14,482   14,501      14,902             12,892
     12/98    14,302   14,521   14,526      15,098             14,017
     12/99    15,012   15,129   15,179      15,892             13,900
     12/00    15,277   15,280   15,361      16,220             15,511
     12/01    16,227   16,136   16,263      17,301             16,833
12/31/2002    17,836   17,608   17,807      19,049             18,533


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     STRATEGIC BOND FUND
     Average Annual Total Returns for the Period Ended December 31, 2002+ (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (2/22/95)          8.28%                7.64%
5 year                             4.73                 3.77
3 year                             5.91                 4.31
1 year                             9.91                 4.93
-------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          7.47%                7.47%
5 year                             3.99                 3.70
3 year                             5.19                 4.35
1 year                             9.12                 4.12
-------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          7.62%                7.62%
5 year                             4.19                 4.19
3 year                             5.47                 5.47
1 year                             9.50                 8.50
-------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          8.55%                8.55%
5 year                             5.03                 5.03
3 year                             6.23                 6.23
1 year                            10.11                10.11
-------------------------------------------------------------------

                          See page 21 for all footnotes.

SALOMON BROTHERS
Short/Intermediate
U.S. Government Fund

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Short/Intermediate U.S. Government Fund ("Fund") seeks to maximize total return, consistent with the preservation of capital. Until September 16, 2002, the Fund sought to obtain a high level of current income. Under normal circumstances, the Fund invests substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The Fund expects to maintain an average portfolio effective duration of less than ten years.


THE FUND MANAGER


[PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the fixed-income markets. Mr. Lavan is responsible for day-to-day Fund management.


INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund invests, under normal circumstances, substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related investments. The Fund normally maintains an average portfolio effective duration/1/ of less than 10 years. The Fund's dollar-weighted average maturity will be less than 10 years.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund's Class A shares returned 8.59%, without sales charges. In comparison, the Salomon Smith Barney 1-10 Year Treasury Bond Index ("SSB 1-10 Year Treasury Index")/2/ returned 9.15% for the same period.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11th, 2001. The yields on U.S. Treasury securities rose during this period as government issues in virtually all maturity classifications (e.g., long-term bonds and intermediate-term notes, excluding issues scheduled to mature over shorter-term periods) incurred losses.

In the second quarter of 2002, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the decline in equities during the period. Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening duration problem, the Federal National Mortgage Association ("Fannie Mae"),/3/ the largest player in

--------
1 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
2 The SSB 1-10 Year Treasury Index is a broad measure of the performance of short- and medium-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.
3 Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not back by the U.S. government.

the mortgage-backed securities market, helped make the issue front-page news amid reported criticism regarding the duration gap in the government agency's portfolio. (Many of these concerns have since subsided.) This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets. The equity market plunged in July of 2002, although the Federal Open Market Committee ("FOMC")/4/ left its target for the federal funds rate ("fed funds rate")/5/ unchanged in August. Equity market volatility subsequently ensued and bond yields fell to low levels for the year as the third quarter ended.

In November of 2002, the FOMC did cut its fed funds rate target by half a percentage point to 1.25%, a level not seen since the Eisenhower administration. As equities rebounded from October lows, corporate spreads/6/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced throughout most of 2002. Many investors, who up until this point had been in a risk-avoidance mode, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market technical conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. In terms of market performance, U.S. Treasury bond yields rose irregularly over this quarter (although yields declined toward the end of the year as prices advanced to an extent). As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term Treasuries although negative for longer-term bonds scheduled to mature at later dates.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

When the FOMC convened for a meeting on January 28th and 29th of 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Federal Reserve Board ("Fed") reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that, "as those risks lift, as most analysts expect, the accommodative stance of


--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., rise in yields) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.

Thank you for your investment in Salomon Brothers Investment
Series --Short/Intermediate U.S. Government Fund. We look forward to continuing to help you meet your investment objectives.

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 43 and 44 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Short/Intermediate U.S. Government Fund versus the Salomon Smith Barney 1-5 Year Treasury Bond Index and the Salomon Smith Barney 1-10 Year Treasury Bond Index. It is important to note that the Short/Intermediate U.S. Government Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                                    [CHART]

U.S. and Other Government Obligations   37.3%
Repurchase Agreements                   27.7%
U.S. Government Agencies                35.0%

Portfolio holdings may vary.
                                     [CHART]


HISTORICAL PERFORMANCE (unaudited)
SHORT/INTERMEDIATE U.S. GOVERNMENT FUND -- CLASS A, B, 2 and O SHARES Comparison of $10,000 Investment in the Fund with Salomon Smith Barney 1-5 Year Treasury Bond Index and the Salomon Smith Barney 1-10 Year Treasury Bond Index


                                                 Salomon Smith Barney   Salomon Smith Barney
                                                  1-5 Year Treasury      1-10 Year Treasury
            Class A  Class B  Class 2  Class O      Bond Index++           Bond Index++
            -------  -------  -------  -------   ---------------------  --------------------
   2/22/95  $ 9,804  $10,000  $10,000  $10,000          $10,000                  $10,000
     12/95   10,734   10,879   10,879   10,971           10,955                   11,095
     12/96   11,119   11,172   11,172   11,381           11,457                   11,540
     12/97   11,993   11,970   11,959   12,305           12,273                   12,433
     12/98   12,908   12,799   12,786   13,301           13,325                   13,505
     12/99   13,104   12,893   12,906   13,535           13,509                   13,574
     12/00   14,140   13,817   13,865   14,677           14,802                   14,961
     12/01   15,430   14,962   15,076   16,036           16,044                   16,176
  12/31/02   16,756   16,127   16,301   17,471           17,248                   17,656


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ It is the opinion of management that the Salomon Smith Barney 1-10 Year
    Treasury Bond Index more accurately reflects the current composition of the Short/Intermediate U.S. Government Fund than the Salomon Brothers 1-5 Year Treasury Bond Index. In future reporting, the Salomon Smith Barney 1-10 Year Treasury Bond Index will be used as a basis of comparison of total performance rather than the Salomon Brothers 1-5 Year Treasury Bond Index.

     SHORT/INTERMEDIATE U.S. GOVERNMENT FUND
     Average Annual Total Returns for the Period Ended December 31, 2002+ (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (2/22/95)         7.06%                6.79%
      5 year                            6.92                 6.48
      3 year                            8.54                 7.81
      1 year                            8.59                 6.39
      -------------------------------------------------------------------
      Class B Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)         6.27%                6.27%
      5 year                            6.14                 5.82
      3 year                            7.75                 6.88
      1 year                            7.78                 2.78
      -------------------------------------------------------------------
      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)         6.42%                6.42%
      5 year                            6.39                 6.39
      3 year                            8.10                 8.10
      1 year                            8.12                 8.12
      -------------------------------------------------------------------
      Class O Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)         7.36%                7.36%
      5 year                            7.26                 7.26
      3 year                            8.88                 8.88
      1 year                            8.95                 8.95
      -------------------------------------------------------------------

                          See page 21 for all footnotes.

FOOTNOTES
  1 The Salomon Smith Barney High-Yield Market Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 2002, the Index returns are for the period March 1, 1995 through December 31, 2002.
  2 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 2002, the Index returns are for the period March 1, 1995 through December 31, 2002.
 * Class A shares reflect the deduction of the maximum 4.50%, 4.50% and 2.00% sales charge for the High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase (except the Class 2 shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). Class 2 shares have no initial sales charges. Class O shares have no initial sales charges or CDSC.
 #  As a % of total investments.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) and the CDSC (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, Fund returns would be lower. Expense limitations may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2002


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------
CORPORATE BONDS -- 73.4%
Basic Industries -- 10.7%
$ 2,175,000 aaiPharma Inc., 11.000% due 4/1/10................. $    2,185,875
  1,900,000 Abitibi Consolidated Inc., 8.850% due 8/1/30 (a)...      2,049,807
  3,750,000 Acetex Corp., 10.875% due 8/1/09 (a)...............      3,993,750
  2,250,000 Airgas Inc., 9.125% due 10/1/11....................      2,441,250
  1,225,000 Applied Extrusion Technology, 10.750% due 7/1/11...        796,250
  2,375,000 Berry Plastics Corp., 10.750% due 7/15/12 (a)......      2,541,250
  2,100,000 Borden Chemicals and Plastics Ltd., 9.500% due
             5/1/05 (b)(c).....................................         31,500
            FMC Corp.:
  1,250,000  7.000% due 5/15/08................................      1,151,129
    500,000  10.250% due 11/1/09 (d)...........................        542,500
  1,975,000  7.750% due 7/1/11.................................      1,909,140
    825,000 Georgia-Pacific Corp., 9.625% due 3/15/22 (a)......        742,500
  1,250,000 Graphic Packaging Corp., 8.625% due 2/15/12........      1,321,875
  2,150,000 Huntsman International LLC, 9.875% due 3/1/09 (a)..      2,160,750
  3,375,000 ISP Chemco Inc., 10.250% due 7/1/11................      3,510,000
  1,175,000 Luscar Coal Ltd., 9.750% due 10/15/11..............      1,264,594
  1,700,000 Methanex Corp., 8.750% due 8/15/12.................      1,810,500
            Millennium America Inc.:
  1,450,000  9.250% due 6/15/08 (a)............................      1,518,875
    700,000  9.250% due 6/15/08 (d)............................        733,250
    950,000 NMHG Holdings Co., 10.000% due 5/15/09.............        954,750
  1,625,000 Noveon Inc., 11.000% due 2/28/11 (a)...............      1,791,563
  3,600,000 OM Group Inc., 9.250% due 12/15/11.................      1,962,000
  4,175,000 P&L Coal Holdings Corp., 9.625% due 5/15/08 (a)....      4,430,719
            Plastipak Holdings Inc.:
  2,750,000  10.750% due 9/1/11................................      2,904,688
  1,000,000  10.750% due 9/1/11 (d)............................      1,056,250
  1,525,000 Pliant Corp., 13.000% due 6/1/10...................      1,403,000
  2,725,000 Radnor Holdings Corp., 10.000% due 12/1/03.........      2,329,875
  4,000,000 Republic Technologies International, LLC, 13.750%
             due 7/15/09 (b)(c)................................        140,000
  3,925,000 Riverwood International Corp., 10.625% due 8/1/07..      4,082,000
  1,500,000 Smurfit-Stone Container Corp., 8.250% due 10/1/12
             (d)...............................................      1,537,500
  2,525,000 Stone Container Corp., 8.375% due 7/1/12...........      2,600,750
  2,000,000 Tembec Industries Inc., 8.500% due 2/1/11..........      2,025,000
  1,075,000 Terra Industries, 10.500% due 6/15/05..............        983,625
  1,200,000 Tri Mas Corp., 9.875% due 6/15/12 (d)..............      1,194,000
                                                                --------------
                                                                    60,100,515
                                                                --------------

Consumer Cyclicals -- 7.6%
  3,125,000 Advance Stores Co. Inc., 10.250% due 4/15/08.......      3,328,125
  1,825,000 Ameristar Casinos Inc., 10.750% due 2/15/09 (a)....      2,007,500
            Cole National Group Inc.:
  1,350,000  8.625% due 8/15/07................................      1,282,500
  1,150,000  8.875% due 5/15/12................................      1,086,750
  1,825,000 CSK Auto Inc., 12.000% due 6/15/06.................      1,961,875
    675,000 Finlay Enterprises Inc., 9.000% due 5/1/08.........        597,375
  4,050,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08 (a)...      3,827,250
            The Gap, Inc.:
    325,000  9.900% due 12/15/05 (a)...........................        346,938
  2,600,000  10.550% due 12/15/08 (a)..........................      2,847,000
  2,000,000 Hilton Hotels Corp., 7.625% due 12/1/12............      2,023,186


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
--------------------------------------------------------------------------------

Consumer Cyclicals -- 7.6% (continued)
$ 1,450,000 HMH Properties, Inc., 8.450% due 12/1/08........... $    1,439,125
            Host Marriott L.P.:
    750,000  8.375% due 2/15/06 (a)............................        746,250
  1,000,000  9.500% due 1/15/07................................      1,020,000
  1,975,000 Icon Health & Fitness Inc., 11.250% due 4/1/12.....      1,728,125
  2,075,000 John Q Hamons Hotels, Inc., 8.875% due 5/15/12.....      2,095,750
  2,500,000 Leslie's Poolmart, Inc., 10.375% due 7/15/04.......      2,350,000
            Levi Strauss & Co.:
    800,000  6.800% due 11/1/03 (a)............................        792,000
    900,000  7.000% due 11/1/06................................        787,500
  2,825,000  11.625% due 1/15/08 (a)...........................      2,775,563
  2,000,000 Mattress Discounters Co., 12.625% due 7/15/07
             (b)(c)............................................        207,500
  2,375,000 Prime Hospitality Corp., 8.375% due 5/1/12.........      2,315,625
            Saks Inc.:
    475,000  8.250% due 11/15/08 (a)...........................        475,000
    750,000  9.875% due 10/1/11................................        787,500
  1,250,000  7.375% due 2/15/19................................        987,500
  2,125,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875%
             due 5/1/12 (d)....................................      2,114,375
  2,825,000 Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08 (a).      2,714,935
                                                                --------------
                                                                    42,645,247
                                                                --------------

Consumer Non-Cyclicals -- 16.2%
  1,550,000 Advance PCS, 8.500% due 4/1/08.....................      1,619,750
  2,250,000 American Safety Razor Co., 9.875% due 8/1/05.......      1,878,750
  2,800,000 Argosy Gaming Co., 10.750% due 6/1/09..............      3,094,000
  1,875,000 Aztar Corp., 8.875% due 5/15/07....................      1,921,875
  1,000,000 Chumash Casino & Resort Enterprise, 9.000% due
             7/15/10 (d).......................................      1,065,000
  3,575,000 Coast Hotels & Casinos Inc., 9.500% due 4/1/09.....      3,843,125
  2,750,000 CONMED Corp., 9.000% due 3/15/08...................      2,873,750
  1,100,000 Del Monte Corp., 8.625% due 12/15/12 (d)...........      1,127,500
  2,650,000 Extendicare Health Services Inc., 9.500% due
             7/1/10 (d)........................................      2,583,750
            Fleming Cos., Inc.:
    700,000  10.625% due 7/31/07 (a)...........................        458,500
    675,000  10.125% due 4/1/08 (a)............................        583,875
  1,479,000 Flooring America Inc., 9.250% due 10/15/07 (b)(c)..            148
            Harrah's Operating Co. Inc.:
  1,750,000  7.875% due 12/15/05...............................      1,859,375
  1,125,000  8.000% due 2/1/11 (a).............................      1,299,494
    500,000 HCA Inc., 6.910% due 6/15/05.......................        525,673
  2,798,000 Hines Horticulture, Inc., 12.750% due 10/15/05.....      2,951,890
  4,125,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....      3,856,875
  4,000,000 Horseshoe Gaming Holding, 8.625% due 5/15/09.......      4,270,000
  3,500,000 IASIS Healthcare Corp., 13.000% due 10/15/09.......      3,745,000
  2,000,000 InSight Health Services Corp., 9.875% due 11/1/11..      1,930,000
  1,090,742 Iowa Select Farms, L.P., 10.750% due 12/1/06 (d)(e)        599,908
  3,500,000 Jafra Cosmetics International, Inc., 11.750% due
             5/1/08............................................      3,640,000
  1,225,000 Kerzner International Ltd., 8.875% due 8/15/11.....      1,255,625
  3,250,000 MGM Grand Inc., 9.750% due 6/1/07..................      3,607,500
    300,000 MGM MIRAGE, 8.375% due 2/1/11 (a)..................        324,750
  7,000,000 Nebco Evans Holding Co., 12.375% due 7/15/07
             (b)(c)+...........................................              0
  3,125,000 North Atlantic Trading Co., 11.000% due 6/15/04....      3,128,906


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                              Security                                Value
--------------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 16.2% (continued)
$  938,000 Nutritional Sourcing Corp., 9.500% due 8/1/03 (b)(c)........... $   456,102
           Park Place Entertainment Corp.:
 1,000,000   7.875% due 12/15/05..........................................   1,020,000
   700,000   9.375% due 2/15/07...........................................     749,000
 2,750,000   8.875% due 9/15/08 (a).......................................   2,928,970
   750,000   8.125% due 5/15/11 (a).......................................     781,875
 2,800,000 Premier International Foods PLC, 12.000% due 9/1/09 (a)........   3,010,000
           Rite Aid Corp.:
 3,875,000   7.625% due 4/15/05 (a).......................................   3,565,000
   625,000   7.125% due 1/15/07...........................................     518,750
   350,000   11.250% due 7/1/08 (a).......................................     325,500
 4,025,000 Sealy Mattress Co., 10.875% due 12/15/07 (a)...................   3,924,375
   700,000 Station Casinos Inc., 9.875% due 7/1/10........................     763,000
 2,475,000 Tenet Healthcare Corp., 6.875% due 11/15/31 (a)................   2,123,330
 3,750,000 Triad Hospitals Inc., 8.750% due 5/1/09........................   4,035,937
   750,000 Turning Stone Casino Resort Enterprise, 9.125% due 12/15/10 (d)     770,625
 3,650,000 United Industries Corp., 9.875% due 4/1/09.....................   3,723,000
 1,975,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11...............   1,896,000
 1,850,000 Venetian Casino Resort LLC, 11.000% due 6/15/10................   1,942,500
 1,250,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c).....     220,312
 1,700,000 Windmere-Durable Holdings, 10.000% due 7/31/08.................   1,700,000
 2,240,000 Winsloew Furniture, Inc., 12.750% due 8/15/07..................   1,825,600
                                                                           -----------
                                                                            90,324,895
                                                                           -----------

Energy -- 5.8%
 2,150,000 BRL Universal Equipment, 8.875% due 2/15/08....................   2,246,750
 5,000,000 Costilla Energy Inc., 10.250% due 10/1/06 (b)(c)+..............           0
 1,200,000 Forest Oil Corp., 8.000% due 6/15/08...........................   1,272,000
 3,250,000 Grey Wolf Inc., 8.875% due 7/1/07..............................   3,325,000
 1,366,000 Key Energy Services Inc., 14.000% due 1/15/09..................   1,564,070
 3,675,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12..............   3,923,063
   750,000 Nuevo Energy Co., 9.375% due 10/1/10...........................     772,500
           Pioneer Natural Resource Co.:
   650,000   6.500% due 1/15/08...........................................     668,636
   750,000   9.625% due 4/1/10............................................     893,681
           Pogo Producing Co.:
 1,500,000   10.375% due 2/15/09..........................................   1,633,125
 2,000,000   8.250% due 4/15/11 (a).......................................   2,120,000
 2,250,000 Pride International, Inc., 10.000% due 6/1/09..................   2,441,250
   150,000 Tesoro Petroleum Corp., 9.625% due 4/1/12......................      98,250
 3,500,000 United Refining Co., 10.750% due 6/15/07.......................   2,677,500
           Vintage Petroleum, Inc.:
   500,000   8.625% due 2/1/09 (a)........................................     507,500
 2,175,000   9.750% due 6/30/09 (a).......................................   2,272,875
 2,875,000 Western Gas Resources, Inc., 10.000% due 6/15/09 (a)...........   3,090,625
 2,750,000 Westport Resources Corp., 8.250% due 11/1/11...................   2,901,250
                                                                           -----------
                                                                            32,408,075
                                                                           -----------

Financial Services -- 1.0%
 3,210,025 Airplanes Pass-Through Trust, 10.875% due 3/15/12..............      64,200


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                           Security                                            Value
-----------------------------------------------------------------------------------------------------------------

Financial Services -- 1.0% (continued)
             FelCor Lodging L.P.:
$  2,775,000   9.500% due 9/15/08................................................................... $  2,844,375
     275,000   8.500% due 6/1/11....................................................................      272,250
             MeriStar Hospitality Corp.:
     550,000   8.750% due 8/15/07...................................................................      371,250
   2,375,000   9.125% due 1/15/11...................................................................    2,078,125
     766,000 Nationwide Credit Inc., 10.250% due 1/15/08............................................        9,575
                                                                                                     ------------
                                                                                                        5,639,775
                                                                                                     ------------

Housing Related -- 0.7%
   1,000,000 American Architectural Products Corp., 11.750% due 12/1/07 (b)(c)......................      220,000
             Nortek Holdings Inc.:
   1,375,000   9.125% due 9/1/07....................................................................    1,416,250
   2,375,000   8.875% due 8/1/08....................................................................    2,440,313
                                                                                                     ------------
                                                                                                        4,076,563
                                                                                                     ------------

Manufacturing -- 4.4%
   2,975,000 Alliant Techsystems Inc., 8.500% due 5/15/11...........................................    3,227,875
             ArvinMeritor, Inc.:
   1,250,000   6.800% due 2/15/09...................................................................    1,237,515
     325,000   8.750% due 3/1/12....................................................................      343,570
   1,725,000 Fedders North America Inc., 9.375% due 8/15/07.........................................    1,319,625
   1,950,000 Flowserve Corp., 12.250% due 8/15/10 (a)...............................................    2,135,250
   2,125,000 Ford Motor Co., 7.450% due 7/16/31 (a).................................................    1,853,444
   3,100,000 Ford Motor Credit Co., 7.250% due 10/25/11.............................................    3,017,004
   1,150,000 General Motors Acceptance Corp., 6.875% due 8/28/12....................................    1,135,582
   2,250,000 Holmes Products Corp., 9.875% due 11/15/07.............................................    1,507,500
   3,070,000 Motors & Gears Inc., 10.750% due 11/15/06..............................................    2,663,225
     625,000 Rexnord Corp., 10.125% due 12/15/12 (d)................................................      643,750
   2,000,000 Sequa Corp., 9.000% due 8/1/09 (a).....................................................    1,930,000
   3,500,000 Stellex Aerostructures Inc., 9.500% due 11/1/07 (b)(c).................................          350
   1,250,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12....................................    1,268,750
   2,500,000 Terex Corp., 10.375% due 4/1/11 (a)....................................................    2,362,500
                                                                                                     ------------
                                                                                                       24,645,940
                                                                                                     ------------

Media - Cable -- 11.5%
   3,250,000 AOL Time Warner, Inc., 7.625% due 4/15/31 (a)..........................................    3,352,092
   5,000,000 Avalon Cable Holdings LLC, (zero coupon until 12/1/03, 11.875% thereafter), due 12/1/08    3,125,000
             Charter Communications Holdings, LLC:
   1,250,000   10.000% due 4/1/09...................................................................      562,500
   2,150,000   10.750% due 10/1/09..................................................................      983,625
   1,625,000   9.625% due 11/15/09 (a)..............................................................      731,250
     700,000   11.125% due 1/15/11 (a)..............................................................      320,250
     250,000   10.000% due 5/15/11..................................................................      112,500
   2,625,000   Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10.........................      787,500
   3,650,000   Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11.........................      967,250
     775,000   Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11............................      275,125
   1,825,000   Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (a).....................      465,375
             CSC Holdings Inc.:
   4,650,000   9.875% due 2/15/13 (a)...............................................................    4,562,813
   5,000,000   10.500% due 5/15/16 (a)..............................................................    4,981,250
     750,000   9.875% due 4/1/23....................................................................      672,188
     900,000 Dex Media East LLC, 9.875% due 11/15/09 (d)............................................      967,500


                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                  Security                                     Value
---------------------------------------------------------------------------------------------------

Media - Cable -- 11.5% (continued)
$ 2,450,000 EchoStar Broadband Corp., 10.375% due 10/1/07......................... $  2,664,375
            EchoStar DBS Corp.:
  5,475,000   9.125% due 1/15/09..................................................    5,789,813
    250,000   9.375% due 2/1/09...................................................      265,625
  3,875,000 Hollinger International Publishing Inc., 9.250% due 3/15/07 (a).......    4,063,906
  2,233,993 Hollinger Participation, 12.125% due 11/15/10 (d)(e)..................    2,111,123
  2,325,000 Insight Midwest Corp., 10.500% due 11/1/10 (a)........................    2,272,688
  3,125,000 LIN Television Corp., 8.000% due 1/15/08..............................    3,324,219
     25,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (a).......................       25,500
  2,275,000 Mediacom LLC, 9.500% due 1/15/13 (a)..................................    2,058,875
  2,425,000 Nextmedia Operating Inc., 10.750% due 7/1/11..........................    2,561,406
            NTL Communications Corp.:
  2,425,000   11.500% due 10/1/08 (a)(b)(c).......................................      242,500
  1,675,000   Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (b)(c).      134,000
            NTL Inc.:
    495,000   12.750% due 4/15/05 (b)(c)..........................................       47,025
  3,150,000   11.500% due 2/1/06 (a)(b)(c)........................................      315,000
  1,325,000   Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (b)(c)....      112,625
    500,000 R.H. Donnelley Finance Corp. I, 10.875% due 12/15/12 (d)..............      547,500
  1,950,000 Radio One Inc., 8.875% due 7/1/11 (a).................................    2,096,250
  3,000,000 Rogers Communications Inc., 8.875% due 7/15/07 (a)....................    2,880,000
            Sun Media Corp.:
  1,949,000   9.500% due 2/15/07..................................................    2,007,470
  1,000,000   9.500% due 5/15/07..................................................    1,030,000
            Telewest Communications PLC:
    625,000   Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09.........       90,625
  3,885,000   Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10..........      505,050
  1,350,000 Time Warner Inc., 6.625% due 5/15/29..................................    1,245,638
            United Pan-Europe Communications:
    300,000   10.875% due 8/1/09 (b)(c)...........................................       24,000
  3,400,000   Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09 (b)(c).      221,000
  6,485,000   Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10 (b)(c)...      421,525
            Yell Finance BV:
    825,000   10.750% due 8/1/11 (a)..............................................      911,625
  5,225,000   Zero coupon until 8/1/06, (13.500% thereafter), due 8/1/11..........    3,709,750
                                                                                   ------------
                                                                                     64,545,331
                                                                                   ------------

Services and Other -- 2.8%
            Allied Waste North America, Inc.:
    125,000   8.875% due 4/1/08...................................................      127,500
  1,000,000   7.875% due 1/1/09 (a)...............................................      990,000
  4,225,000   10.000% due 8/1/09..................................................    4,214,437
  1,350,000 Brand Services Inc., 12.000% due 10/15/12 (d).........................    1,424,250
  1,500,000 COMFORCE Operating Inc., 12.000% due 12/1/07..........................      682,500
  3,200,000 DynCorp Inc., 9.500% due 3/1/07.......................................    3,328,000
  3,000,000 Employee Solutions Inc., 10.000% due 10/15/04 (b)(c)+.................          300
  2,500,000 The Holt Group, Inc., 9.750% due 1/15/06 (b)(c).......................       90,625
  3,750,000 Iron Mountain Inc., 8.625% due 4/1/13.................................    3,937,500
  1,125,000 Mail-Well I Corp., 8.750% due 12/15/08 (a)............................      736,875
  4,000,000 Safety-Kleen Corp., 9.250% due 6/1/08 (b)(c)..........................      160,000
                                                                                   ------------
                                                                                     15,691,987
                                                                                   ------------

                      See Notes to Financial Statements.

Schedules of Investments
(continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                          Security                                            Value
------------------------------------------------------------------------------------------------------------------

Technology -- 3.0%
$ 2,750,000 L-3 Communications Corp., 7.625% due 6/15/12......................................... $  2,846,250
  2,200,000 Motorola Inc., 8.000% due 11/1/11 (a)................................................    2,281,323
  1,825,000 Seagate Technology HDD Holding, 8.000% due 5/15/09 (d)...............................    1,898,000
            Unisys Corp.:
  2,775,000   8.125% due 6/1/06..................................................................    2,906,813
  1,150,000   7.875% due 4/1/08 (a)..............................................................    1,178,750
  3,875,000 Xerox Capital Europe PLC, 5.875% due 5/15/04 (a).....................................    3,720,000
  1,800,000 Xerox Corp., 5.500% due 11/15/03 (a).................................................    1,764,000
                                                                                                  ------------
                                                                                                    16,595,136
                                                                                                  ------------

Telecommunications -- 8.3%
  1,250,000 American Cellular Corp., 9.500% due 10/15/09.........................................      243,750
  4,350,000 American Tower Corp., 9.375% due 2/1/09 (a)..........................................    3,414,750
            AT&T Corp:
  5,525,000   6.500% due 3/15/13.................................................................    5,554,559
  3,625,000   8.500% due 11/15/31................................................................    4,009,319
            AT&T Wireless Services Inc.:
  1,875,000   7.875% due 3/1/11..................................................................    1,887,739
  2,400,000   8.125% due 5/1/12 (a)..............................................................    2,416,682
     75,000   8.750% due 3/1/31..................................................................       73,727
            Crown Castle International Corp.:
    100,000   9.000% due 5/15/11.................................................................       80,500
  3,500,000   10.750% due 8/1/11 (a).............................................................    3,080,000
    750,000 Frontier Corp., 6.000% due 10/15/13 (b)(c)...........................................       41,250
            Global Crossing Holdings Ltd.:
  5,400,000   9.125% due 11/15/06 (b)(c).........................................................      189,000
    250,000   9.500% due 11/15/09 (b)(c).........................................................        8,750
            Nextel Communications Inc.:
  1,380,000   9.375% due 11/15/09 (a)............................................................    1,255,800
    750,000   Zero coupon until 9/15/02, (10.650% thereafter), due 9/15/07 (a)...................      720,000
  9,000,000   Zero coupon until 10/31/02, (9.750% thereafter), due 10/31/07......................    8,370,000
  2,850,000 Qwest Communications International Inc., 7.500% due 11/1/08..........................    2,322,750
  4,050,000 Qwest Corp., 8.875% due 3/15/12 (d)..................................................    3,948,750
    926,000 Qwest Services Corp., 14.000% due 12/15/14 (d).......................................      995,450
            Spectrasite Holdings Inc.:
  1,150,000   10.750% due 3/15/10 (a)(b)(c)......................................................      431,250
    825,000   Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08 (b)(c)................      268,125
  1,550,000   Zero coupon until 4/15/04, (11.250% thereafter), due 4/15/09 (a)(b)(c).............      472,750
            Sprint Capital Corp.:
  3,275,000   6.875% due 11/15/28................................................................    2,644,762
  2,425,000   8.750% due 3/15/32.................................................................    2,310,765
  1,512,000 TeleCorp PCS, Inc., 10.625% due 7/15/10..............................................    1,632,960
  2,000,000 Ubiquitel Operating Co., (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10      130,000
  3,250,000 World Access Inc., 13.250% due 1/15/08 (b)(c)........................................      146,250
                                                                                                  ------------
                                                                                                    46,649,638
                                                                                                  ------------

Transportation -- 0.4%
  2,375,000 Petro Stopping Centers L.P., 10.500% due 2/1/07......................................    2,220,625
                                                                                                  ------------

Utilities -- 1.0%
  2,850,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08 (a).............................    1,254,000

                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                      Value
---------------------------------------------------------------------

Utilities -- 1.0% (continued)
            Calpine Corp.:
$   350,000   7.875% due 4/1/08......................... $    148,750
  2,425,000   8.625% due 8/15/10 (a)....................    1,042,750
  3,375,000 CMS Energy Corp., 9.875% due 10/15/07 (a)...    3,209,804
                                                         ------------
                                                            5,655,304
                                                         ------------
            TOTAL CORPORATE BONDS
            (Cost -- $461,465,561)......................  411,199,031
                                                         ------------
CONVERTIBLE BONDS -- 1.2%

Technology -- 1.1%
  1,855,000 Ciena Corp., 3.750% due 2/1/08..............    1,298,500
  3,250,000 Comverse Technology Inc., 1.500% due 12/1/05    2,750,313
  2,500,000 i2 Technologies, Inc., 5.250% due 12/15/06..    1,471,875
  1,525,000 Sanmina Corp., zero coupon due 9/12/20......      629,062
                                                         ------------
                                                            6,149,750
                                                         ------------

Telecommunications -- 0.1%
  1,325,000 American Tower Corp., 5.000% due 2/15/10....      864,563
                                                         ------------
            TOTAL CONVERTIBLE BONDS
            (Cost -- $7,099,642)........................    7,014,313
                                                         ------------
SOVEREIGN BONDS -- 14.5%

Argentina -- 0.3%
            Republic of Argentina:
  1,250,000   14.250% due 11/29/49 (b)(c)...............      275,000
  4,990,000   Due 4/10/05...............................    1,297,400
    100,000   Zero coupon due 10/15/04..................       22,500
                                                         ------------
                                                            1,594,900
                                                         ------------

Brazil -- 4.0%
            Federal Republic of Brazil:
    425,000   11.250% due 7/26/07.......................      327,250
  8,900,000   11.500% due 3/12/08.......................    6,808,500
  4,845,000   14.500% due 10/15/09......................    4,045,575
  9,650,000   12.000% due 4/15/10.......................    7,044,500
  1,000,000   11.000% due 1/11/12.......................      670,000
  1,950,000   12.250% due 3/6/30........................    1,365,000
  4,129,032   MYDFA, 2.6875% due 9/15/07 (f)............    2,467,096
                                                         ------------
                                                           22,727,921
                                                         ------------

Bulgaria -- 0.6%
            Republic of Bulgaria (f):
  1,285,250   2.6875% due 7/28/11.......................    1,198,496
  1,100,000   2.6875% due 7/28/24.......................    1,049,125
  1,000,000   FLIRB, Series A, 2.6875% due 7/28/12......      953,750
                                                         ------------
                                                            3,201,371
                                                         ------------

Colombia -- 0.8%
            Republic of Colombia:
    300,000   9.750% due 4/23/09........................      314,250
  1,725,000   10.000% due 1/23/12.......................    1,750,875
  2,300,000   10.750% due 1/15/13.......................    2,392,000
                                                         ------------
                                                            4,457,125
                                                         ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                      Value
---------------------------------------------------------------------

Ecuador -- 1.3%
            Republic of Ecuador:
$ 7,400,000   12.000% due 11/15/12...................... $  4,218,000
  7,500,000   6.000% due 8/15/30 (f)....................    3,150,000
                                                         ------------
                                                            7,368,000
                                                         ------------

Mexico -- 2.8%
            United Mexican States:
    425,000   9.875% due 2/1/10.........................      519,563
  4,025,000   8.375% due 1/14/11........................    4,558,312
  3,025,000   11.375% due 9/15/16.......................    4,057,281
  1,000,000   6.250% due 12/31/19.......................      987,500
  5,025,000   8.300% due 8/15/31........................    5,313,937
                                                         ------------
                                                           15,436,593
                                                         ------------

Panama -- 0.5%
            Republic of Panama:
    575,000   9.625% due 2/8/11.........................      631,063
    450,000   9.375% due 1/16/23........................      465,750
  2,233,589   PDI, 2.750% due 7/17/16 (f)...............    1,781,287
                                                         ------------
                                                            2,878,100
                                                         ------------

Philippines -- 0.6%
            Republic of Philippines:
     25,000   8.375% due 3/12/09........................       25,125
    600,000   9.375% due 1/18/17........................      621,000
  2,750,000   9.875% due 1/15/19........................    2,736,250
                                                         ------------
                                                            3,382,375
                                                         ------------

Poland -- 0.2%
  1,185,126 Republic of Poland, PDI, 7.000% due 10/27/14    1,205,865
                                                         ------------

Russia -- 2.3%
 16,475,000 Russian Government, 5.000% due 3/31/30 (f)..   13,118,218
                                                         ------------

Turkey -- 0.6%
            Republic of Turkey:
  1,075,000   12.375% due 6/15/09.......................    1,177,125
  1,920,000   11.875% due 1/15/30.......................    2,025,600
                                                         ------------
                                                            3,202,725
                                                         ------------

Uruguay -- 0.5%
            Republic of Uruguay:
  3,525,000   7.875% due 3/25/09........................    1,903,500
    600,000   8.750% due 6/22/10........................      339,000
    425,000   7.625% due 1/20/12........................      216,750
    575,000   7.875% due 7/15/27........................      281,750
                                                         ------------
                                                            2,741,000
                                                         ------------
            TOTAL SOVEREIGN BONDS
            (Cost -- $83,422,555).......................   81,314,193
                                                         ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
LOAN PARTICIPATIONS (g) -- 0.6%
$   375,000 Government of Jamaica, Tranche B, 2.2500% due
             11/15/04 (J.P. Morgan Chase & Co.)................ $    354,375
  3,100,000 Kingdom of Morocco, Tranche A, 2.5625% due 1/2/09
             (C.S. First Boston Corp.).........................    2,844,250
                                                                ------------
            TOTAL LOAN PARTICIPATIONS (Cost -- $3,203,973).....    3,198,625
                                                                ------------
DEBTOR-IN-POSSESSION+  -- 0.9%
  4,950,000 NTL Inc., Term Loan Notes, 11.000% due 1/10/03
             (Cost -- $4,950,000)..............................    4,950,000
                                                                ------------
  Shares
-----------
COMMON STOCK (b) -- 0.3%
     40,557 Axiohm Transaction Solutions Inc...................            0
         22 Glasstech Inc.+....................................            0
    140,180 Imperial Sugar Co..................................      611,185
    172,413 Indesco International Inc..........................      948,271
      2,554 Pillowtex Corp.....................................          715
      1,260 Terex Corp.........................................       14,036
     46,760 UnitedGlobalCom Inc., Class A Shares...............      112,224
     10,212 World Access, Inc..................................            5
                                                                ------------
            TOTAL COMMON STOCK (Cost -- $3,688,206)............    1,686,436
                                                                ------------
ESCROW SHARES+ -- 0.0%
  4,000,000 Breed Technologies.................................            0
  4,000,000 Imperial Sugar Co..................................            4
  2,000,000 Pillotex Corp......................................            2
                                                                ------------
            TOTAL ESCROW SHARES (Cost -- $0)...................            6
                                                                ------------
PREFERRED STOCK -- 0.9%
            CSC Holdings Inc.:
     25,750  Series H, 11.750% due 10/1/07.....................    2,452,688
     24,000  Series M, 11.125% due 4/1/08......................    2,238,000
         20 Glasstech Inc. (b)+................................            0
      2,154 Rural Cellular Corp., 12.250% due 5/11/15 (e)......      220,785
            TCR Holding Corp. (b)+:
      9,787  Class B...........................................           10
      5,383  Class C...........................................            5
     14,191  Class D...........................................           14
     29,362  Class E...........................................           29
                                                                ------------
            TOTAL PREFERRED STOCK (Cost -- $6,686,510).........    4,911,531
                                                                ------------
 Warrants/
  Rights
-----------
WARRANTS AND RIGHTS (b) -- 0.1%
 16,537,951 ContiFinancial Corp., Units of Interest,
             (Represents interests in a trust in the
             liquidation of ContiFinancial Corp. and its
             affiliates.)+.....................................      651,182
      4,000 Glasstech Inc., (Exercise price of $0.01 per share
             expiring on 6/30/04. Each warrant exercisable for
             0.125 shares of common stock.)+...................            0
      1,250 Leap Wireless International Inc., (Exercise price
             of $96.80 per share expiring on 4/15/10. Each
             warrant exercisable for 5.146 shares of common
             stock.)...........................................          469


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

 Warrants/
  Rights                         Security                          Value
----------------------------------------------------------------------------
WARRANTS AND RIGHTS (b) -- 0.1% (continued)
      3,500 Mattress Discounters Co., (Exercise price of $0.01
             per share expiring on 7/15/07. Each warrant
             exercisable for 4.850 shares of Class A common
             stock and 0.539 shares of Class L common stock.).. $      2,625
     13,446 Pillowtex Corp., (Exercise price of $28.99 per
             share expiring on 11/24/09. Each warrant
             exercisable for 1 share of common stock.).........          134
      4,000 Republic Technologies International Inc.,
             (Exercise price of $0.01 per share expiring on
             7/15/09. Each warrant exercisable for 1 share of
             Class D common stock.)............................           40
      2,500 UbiquiTel Operating Co., (Exercise price of $22.74
             per share expiring on 4/15/10. Each warrant
             exercisable for 5.965 shares of common stock.)....          938
     30,345 Venezuela Discount Rights+.........................            0
      2,240 Winsloew Furniture, Inc., (Exercise price of $0.01
             per share expiring on 8/15/07. Each warrant
             exercisable for 0.2298 shares of common stock.)...       23,520
                                                                ------------
            TOTAL WARRANTS AND RIGHTS (Cost -- $948,897).......      678,908
                                                                ------------
            SUB-TOTAL INVESTMENTS (Cost -- $571,465,344).......  514,953,043
                                                                ------------
   Face
  Amount
-----------
SHORT-TERM INVESTMENTS -- 8.1%
COMMERCIAL PAPER -- 2.7%
$15,000,000 Galleon Capital Corp., yield 1.270% due 1/2/03
             (Cost -- $14,999,471).............................   14,999,471
                                                                ------------
REPURCHASE AGREEMENTS -- 5.4%
 15,070,000 Greenwich Capital Markets, 1.100% due 1/2/03;
             Proceeds at maturity -- $15,070,921; (Fully
             collateralized by U.S. Treasury Notes, 1.750% due
             12/31/04; Market value -- $15,378,350)............   15,070,000
 15,000,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds at maturity -- $15,000,875;
             (Fully collateralized by U.S. Treasury Bonds,
             4.875% due 2/15/12; Market value -- $15,304,969)..   15,000,000
                                                                ------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $30,070,000)..   30,070,000
                                                                ------------
            SUB-TOTAL SHORT-TERM
            INVESTMENTS (Cost -- $45,069,471)..................   45,069,471
                                                                ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $616,534,815*).. $560,022,514
                                                                ============

--------
(a)All or a portion of this security is on loan (See Note 5).
(b)Non-income producing security.
(c)Security is currently in default.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(f)Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(g)Participation interest was acquired through the financial institutions indicated parenthetically.
 + Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is $618,099,700.

   Abbreviations used in this schedule:

              FLIRB  -- Front-Loaded Interest Reduction Bonds.
              MYDFA  -- Multi-Year Depository Facility Agreement.
              PDI    -- Past Due Interest.


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                       Value
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 33.4%
            U.S. Treasury Notes and Bonds:
$ 7,000,000  5.875% due 11/15/04 (a)(b).................. $  7,562,464
  3,000,000  4.375% due 5/15/07 (a)......................    3,222,423
  1,000,000  5.750% due 8/15/10 (a)......................    1,150,079
  2,950,000  5.000% due 2/15/11 (a)......................    3,242,236
 13,500,000  4.875% due 2/15/12 (a)......................   14,663,849
     50,000  4.375% due 8/15/12 (a)......................       52,279
            Federal Home Loan Mortgage Corporation
             (FHLMC):
    711,371  1,156.500% due 6/15/21 -- Interest Only.....       17,081
             Gold:
      4,842    6.000% due 10/1/10........................        5,116
    122,357    7.000% due 7/1/11.........................      130,453
  2,306,294    7.000% due 8/1/30 (b).....................    2,438,526
  1,150,000    6.000%, 30 year (TBA) (c).................    1,189,171
  3,000,000    6.500%, 30 year (TBA) (c).................    3,124,686
            Federal National Mortgage Association (FNMA):
      5,795  13.000% due 11/15/15........................        6,896
     27,433  6.500% due 2/1/26...........................       28,681
    309,577  6.500% due 3/1/26...........................      323,657
     70,591  8.000% due 2/1/31...........................       76,122
 11,000,000  6.000%, 30 year (TBA) (c)...................   11,371,250
 13,000,000  6.500%, 30 year (TBA) (c)...................   13,536,250
  8,500,000  7.000%, 30 year (TBA) (c)...................    8,940,938
                                                          ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND
            OBLIGATIONS (Cost -- $67,283,558)............   71,082,157
                                                          ------------
CORPORATE BONDS -- 23.9%
Basic Industries -- 2.1%
    225,000 aaiPharma Inc., 11.000% due 4/1/10...........      226,125
    125,000 Abitibi-Consolidated Inc., 8.850% due 8/1/30
             (a).........................................      134,856
    350,000 Acetex Corp., 10.875% due 8/1/09 (a).........      372,750
            Airgas Inc.:
    100,000  7.750% due 9/15/06..........................      103,883
    200,000  9.125% due 10/1/11..........................      217,000
    200,000 FMC Corp., 10.250% due 11/1/09 (d)...........      217,000
     50,000 Georgia-Pacific Corp., 9.625% due 3/15/22 (a)       45,000
    300,000 ISP Chemco Inc., 10.250% due 7/1/11..........      312,000
    125,000 Luscar Coal Ltd., 9.750% due 10/15/11 (a)....      134,531
    175,000 MDP Acquisitions PLC, 9.625% due 10/1/12 (d).      182,875
    175,000 Methanex Corp., 8.750% due 8/15/12...........      186,375
    225,000 Millennium America Inc., 9.250% due 6/15/08
             (a).........................................      235,688
    325,000 OM Group Inc., 9.250% due 12/15/11...........      177,125
    350,000 Peabody Energy Corp., 9.625% due 5/15/08.....      371,438
            Plastipak Holdings Inc.:
    225,000  10.750% due 9/1/11..........................      237,656
     50,000  10.750% due 9/1/11 (d)......................       52,813
    250,000 Radnor Holdings Corp., 10.000% due 12/1/03...      213,750
    500,000 Republic Technologies International, LLC,
             13.750% due 7/15/09 (e).....................       17,500
    325,000 Riverwood International Corp., 10.625% due
             8/1/07......................................      338,000
    300,000 Smurfit-Stone Container Corp., 8.250% due
             10/1/12 (d).................................      307,500
    100,000 Terra Industries Inc., 10.500% due 6/15/05...       91,500


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                Security                                Value
-----------------------------------------------------------------------------------------

Basic Industries -- 2.1% (continued)
$   375,000 TriMas Corp., 9.875% due 6/15/12 (d)............................ $    373,125
                                                                             ------------
                                                                                4,548,490
                                                                             ------------

Consumer Cyclicals -- 2.3%
    350,000 Advance Stores Co. Inc., 10.250% due 4/15/08....................      372,750
    225,000 Ameristar Casinos Inc., 10.750% due 2/15/09 (a).................      247,500
            Cole National Group, Inc.:
    125,000   8.625% due 8/15/07............................................      118,750
    200,000   8.875% due 5/15/12............................................      189,000
    200,000 CSK Auto Inc., 12.000% due 6/15/06 (a)..........................      215,000
    425,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08 (a)................      401,625
    290,000 The Gap, Inc., 10.550% due 12/15/08 (a).........................      317,550
    400,000 The Goodyear Tire & Rubber Inc., 8.125% due 3/15/03 (a).........      400,241
    150,000 Guitar Center Management, Inc., 11.000% due 7/1/06..............      152,250
    325,000 HMH Properties, Inc., 8.450% due 12/1/08........................      322,563
    200,000 Icon Health & Fitness Inc., 11.250% due 4/1/12..................      175,000
    125,000 Leslie's Poolmart, Inc., 10.375% due 7/15/04....................      117,500
            Levi Strauss & Co.:
     75,000   6.800% due 11/1/03 (a)........................................       74,250
    150,000   7.000% due 11/1/06............................................      131,250
    200,000   11.625% due 1/15/08 (a).......................................      196,500
    200,000 Mattress Discounters Corp., 12.625% due 7/15/07 (e)(f)..........       20,750
    325,000 Prime Hospitality Corp., 8.375% due 5/1/12......................      316,875
            Saks Inc.:
    100,000   8.250% due 11/15/08 (a).......................................      100,000
     25,000   9.875% due 10/1/11............................................       26,250
    250,000 Sears Roebuck Acceptance Corp., 7.000% due 6/1/32...............      210,154
    275,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12 (d)      273,625
    275,000 Tommy Hilfiger USA Inc., 6.850% due 6/1/08 (a)..................      264,286
    175,000 Tropical Sportswear International Corp., 11.000% due 6/15/08....      177,625
                                                                             ------------
                                                                                4,821,294
                                                                             ------------

Consumer Non-Cyclicals -- 4.7%
    400,000 AdvancePCS, 8.500% due 4/1/08...................................      418,000
    175,000 Applica Inc., 10.000% due 7/31/08 (a)...........................      175,000
    250,000 Argosy Gaming Co., 10.750% due 6/1/09...........................      276,250
    325,000 Coast Hotels & Casinos Inc., 9.500% due 4/1/09 (a)..............      349,375
    325,000 CONMED Corp., 9.000% due 3/15/08................................      339,625
            Constellation Brands Inc.:
    275,000   8.500% due 3/1/09 (a).........................................      289,437
     75,000   8.125% due 1/15/12 (a)........................................       78,000
    100,000 Del Monte Corp., 8.625% due 12/15/12 (d)........................      102,500
    200,000 Extendicare Health Services Inc., 9.500% due 7/1/10 (d).........      195,000
            Fleming Cos. Inc.:
     50,000   10.625% due 7/31/07 (a).......................................       32,750
     60,000   10.125% due 4/1/08 (a)........................................       51,900
    370,000 Flooring America Inc., 9.250% due 10/15/07 (e)(f)...............           37
    550,000 H.J. Heinz Finance Co., 6.750% due 3/15/32 (d)..................      609,301
    375,000 Harrah's Operating Co. Inc., 8.000% due 2/1/11..................      433,165
            HCA Inc.:
    250,000   6.910% due 6/15/05............................................      262,835
     75,000   8.750% due 9/1/10.............................................       86,441


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                Security                                Value
-----------------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 4.7% (continued)
$   225,000 Hines Horticulture, Inc., 12.750% due 10/15/05.................. $    237,375
    375,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.................      350,625
    125,000 Horseshoe Gaming Holding Corp., 8.625% due 5/15/09..............      133,438
    300,000 IASIS Healthcare Corp., 13.000% due 10/15/09....................      321,000
    200,000 InSight Health Services Corp., 9.875% due 11/1/11...............      193,000
    273,159 Iowa Select Farms, L.P., 10.750% due 12/1/06 (d)................      150,237
    125,000 Kerzner International Ltd., 8.875% due 8/15/11..................      128,125
    405,000 MGM MIRAGE, 9.750% due 6/1/07 (a)...............................      449,549
    375,000 Nebco Evans Holding Co., 12.375% due 7/15/07 (e)(f)(g)..........            0
    250,000 North Atlantic Trading Co. Inc., 11.000% due 6/15/04............      250,313
     90,000 Nutritional Sourcing Corp., 9.500% due 8/1/03 (e)(f)............       43,763
            Park Place Entertainment Corp.:
    100,000   7.875% due 12/15/05...........................................      102,000
    300,000   8.875% due 9/15/08 (a)........................................      319,524
    200,000 PETCO Animal Supplies Inc., 10.750% due 11/1/11.................      221,250
    175,000 Playtex Products Inc., 9.375% due 6/1/11 (a)....................      194,250
    300,000 Premier International Foods PLC, 12.000% due 9/1/09.............      322,500
            Rite Aid Corp.:
    100,000   7.625% due 4/15/05 (a)........................................       92,000
    250,000   11.250% due 7/1/08............................................      232,500
    250,000 Safeway Inc., 7.250% due 2/1/31 (a).............................      283,782
    175,000 Sealy Mattress Co., 10.8750% due 12/15/07 (a)...................      170,625
            Station Casinos, Inc.:
    250,000   8.375% due 2/15/08............................................      266,875
     75,000   8.875% due 12/1/08 (a)........................................       78,374
    250,000 Tenet Healthcare Corp., 6.8750% due 11/15/31 (a)................      214,478
    325,000 Triad Hospitals Inc., 8.750% due 5/1/09.........................      349,781
    100,000 Turning Stone Casion Resort Enterprise, 9.1250% due 12/15/10 (d)      102,750
    375,000 United Industries Corp., 9.875% due 4/1/09......................      382,500
    225,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11................      216,000
    200,000 Venetian Casino Resort LLC, 11.000% due 6/15/10.................      210,000
    200,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (e)(f)......       35,250
    200,000 Winsloew Furniture, Inc., 12.750% due 8/15/07...................      163,000
                                                                             ------------
                                                                                9,914,480
                                                                             ------------
Energy -- 1.7%
    250,000 BRL Universal Equipment Corp., 8.875% due 2/15/08...............      261,250
    250,000 Compass Minerals Group Inc., 10.000% due 8/15/11................      275,000
    400,000 Continental Resources Inc., 10.250% due 8/1/08..................      358,000
    500,000 Costilla Energy Inc., 10.250% due 10/1/06 (a)(e)(f)(g)..........            0
    475,000 Devon Financing Corp., 6.875% due 9/30/11 (a)...................      529,964
    250,000 Grey Wolf Inc., 8.875% due 7/1/07...............................      256,250
    300,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12...............      320,250
    200,000 Pioneer Natural Resource Co., 6.500% due 1/15/08................      205,734
    325,000 Pride International, Inc., 9.375% due 5/1/07 (a)................      341,250
    200,000 Stone Energy Corp., 8.250% due 12/15/11.........................      209,000
     25,000 Tesoro Petroleum Corp., 9.6250% due 4/1/12......................       16,375
    275,000 Vintage Petroleum, Inc., 9.750% due 6/30/09.....................      287,375
    250,000 Western Gas Resources, Inc., 10.000% due 6/15/09 (a)............      268,750
    300,000 Westport Resources Corp., 8.250% due 11/1/11....................      316,500
                                                                             ------------
                                                                                3,645,698
                                                                             ------------



                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                               Security                                Value
----------------------------------------------------------------------------------------

Financial Services -- 2.4%
$   493,850 Airplanes Pass-Through Trust, 10.875% due 3/15/12.............. $      9,877
    500,000 Bank of America Corp., 2.1075% due 10/22/04 (h)................      502,143
    550,000 Capital One Financial Corp., 7.250% due 5/1/06 (a).............      528,277
    300,000 FelCor Lodging L.P., 9.500% due 9/15/08........................      307,500
    275,000 General Motors Acceptance Corp., 6.875% due 9/15/11............      274,690
    250,000 The Goldman Sachs Group Inc., 6.600% due 1/15/12...............      276,725
    450,000 Household Finance Corp., 8.000% due 7/15/10....................      509,090
    450,000 International Lease Finance Corp., 6.375% due 3/15/09..........      481,344
            MeriStar Hospitality Corp.:
    250,000   8.750% due 8/15/07...........................................      168,750
     75,000   9.125% due 1/15/11...........................................       65,625
    250,000 Morgan Stanley, 6.600% due 4/1/12..............................      277,565
    500,000 Standard Chartered Bank PLC, 8.000% due 5/30/31 (d)............      577,429
    474,863 US Airways, Class G, Pass-Through Trust, 7.890% due 3/1/19+....      496,904
    500,000 Washington Mutual Financial Corp., 6.875% due 5/15/11..........      558,936
                                                                            ------------
                                                                               5,034,855
                                                                            ------------

Housing Related -- 0.4%
    475,000 Nexfor Inc., 7.250% due 7/1/12.................................      499,376
    275,000 Nortek Holdings, Inc., 9.125% due 9/1/07.......................      283,250
                                                                            ------------
                                                                                 782,626
                                                                            ------------

Manufacturing -- 1.6%
    175,000 Alliant Techsystems Inc., 8.500% due 5/15/11...................      189,875
            ArvinMeritor, Inc.:
     75,000   6.800% due 2/15/09...........................................       74,251
    125,000   8.750% due 3/1/12............................................      132,142
    500,000 Breed Technologies Inc., 9.250% due 4/15/08 (e)(f)(g)..........            0
    150,000 Fedders North America Inc., 9.375% due 8/15/07.................      114,750
    175,000 Flowserve Corp., 12.250% due 8/15/10 (a).......................      191,625
    200,000 Ford Motor Co., 7.450% due 7/16/31 (a).........................      174,442
            Ford Motor Credit Co.:
    275,000   7.875% due 6/15/10...........................................      277,108
    150,000   7.250% due 10/25/11..........................................      145,984
  1,000,000 General Electric Capital Corp., 6.800% due 11/1/05 (b).........    1,113,212
    200,000 Holmes Products Corp., 9.875% due 11/15/07.....................      134,000
    250,000 Key Plastics Holdings, Inc., 10.250% due 3/15/07 (e)(f)(g).....           25
    125,000 Moll Industries, Inc., 10.500% due 7/1/08 (e)(f)...............       15,625
    125,000 NMHG Holding Co., 10.000% due 5/15/09..........................      125,625
    200,000 Sequa Corp., 9.000% due 8/1/09.................................      193,000
    250,000 Stellex Aerostructures Inc., 9.500% due 11/1/07 (e)(f).........           25
    400,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12............      406,000
    225,000 Terex Corp., 10.375% due 4/1/11 (a)............................      212,625
                                                                            ------------
                                                                               3,500,314
                                                                            ------------

Media - Cable -- 2.9%
    125,000 AOL Time Warner Inc., 7.625% due 4/15/31.......................      128,926
            Charter Communications Holdings, LLC:
    150,000   9.625% due 11/15/09 (a)......................................       67,500
     50,000   11.125% due 1/15/11..........................................       22,875
    100,000   10.000% due 5/15/11..........................................       45,000
    750,000   Zero coupon until 12/1/03, (11.875% thereafter), due 12/1/08.      468,750
    100,000   Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11....       35,500
    150,000   Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11.       38,250

                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                             Security                                              Value
--------------------------------------------------------------------------------------------------------------------
Media - Cable -- 2.9% (continued)
$   500,000 Cox Communications Inc., 7.750% due 11/1/10 (a)............................................ $    570,329
            CSC Holdings, Inc.:
    575,000   9.875% due 2/15/13 (a)...................................................................      564,219
    100,000   10.500% due 5/15/16......................................................................       99,625
    375,000   9.875% due 4/1/23........................................................................      336,094
            EchoStar DBS Corp.:
    450,000   9.125% due 1/15/09.......................................................................      475,875
    325,000   9.375% due 2/1/09........................................................................      345,312
    375,000 Hollinger International Publishing Inc., 9.250% due 3/15/07................................      393,281
    225,000 Insight Midwest Corp., 10.500% due 11/1/10 (a).............................................      219,938
     75,000 LIN Television Corp., 8.000% due 1/15/08...................................................       79,781
     25,000 Mediacom Broadband LLC, 11.000% due 7/15/13................................................       25,500
    250,000 Mediacom LLC, 9.500% due 1/15/13...........................................................      226,250
    200,000 Nextmedia Operating Inc., 10.750% due 7/1/11...............................................      211,250
    315,000 NTL Communications Corp., (zero coupon until 10/1/03, 12.375% thereafter), due 10/1/08 (e).       25,200
            NTL Inc.:
     65,000   12.750% due 4/15/05 (e)..................................................................        6,175
    170,000   11.500% due 2/1/06 (e)...................................................................       17,000
    350,000   10.000% due 2/15/07 (a)(e)...............................................................       35,000
    300,000   Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (e)............................       25,500
     50,000 R.H. Donnelley Finance Corp., 10.8750% due 12/15/12 (d)....................................       54,750
    125,000 Radio One, Inc., 8.875% due 7/1/11 (a).....................................................      134,375
    375,000 Rogers Communications, Inc., 8.875% due 7/15/07 (a)........................................      360,000
    630,000 Telewest Communications PLC, (zero coupon until 2/1/05, 11.375% thereafter), due 2/1/10 (e)       81,900
    645,000 Time Warner Inc., 6.625% due 5/15/29 (a)...................................................      595,138
            United Pan-Europe Communications, N.V.:
    300,000   11.250% due 2/1/10 (e)...................................................................       24,000
    200,000   11.500% due 2/1/10 (e)...................................................................       16,000
    375,000   Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09 (e).........................       24,374
    235,000   Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10 (e)...........................       15,275
    125,000 Viacom Inc., 6.625% due 5/15/11 (a)........................................................      141,511
    325,000 Yell Finance B.V., 10.750% due 8/1/11......................................................      359,125
                                                                                                        ------------
                                                                                                           6,269,578
                                                                                                        ------------
Publishing and Printing -- 0.3%
    100,000 Dex Media East LLC, 9.875% due 11/15/09 (d)................................................      107,500
            Quebecor World, Inc.:
    225,000   8.375% due 11/15/08......................................................................      234,401
    125,000   7.750% due 2/15/09.......................................................................      129,241
    200,000 R.H. Donnelley Corp., 9.125% due 6/1/08....................................................      200,050
                                                                                                        ------------
                                                                                                             671,192
                                                                                                        ------------
Services and Other -- 1.0%
            Allied Waste North America, Inc.:
     25,000   8.875% due 4/1/08........................................................................       25,500
    375,000   7.875% due 1/1/09 (a)....................................................................      371,250
     50,000   10.000% due 8/1/09.......................................................................       49,875
    150,000 Brand Services Inc., 12.000% due 10/15/12 (d)..............................................      158,250
    500,000 Cendant Corp., 7.750% due 12/1/03 (a)......................................................      512,778
    200,000 COMFORCE Operating Inc., 12.000% due 12/1/07...............................................       91,000
    250,000 DynCorp Inc., 9.500% due 3/1/07............................................................      260,000
    500,000 The Holt Group, Inc., 9.750% due 1/15/06 (e)(f)............................................       18,125
    375,000 Iron Mountain Inc., 8.125% due 5/15/08.....................................................      385,313


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                 Security                                  Value
--------------------------------------------------------------------------------------------

Services and Other -- 1.0% (continued)
$   150,000 Mail-Well I Corp., 8.750% due 12/15/08 (a)......................... $     98,250
    500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (e)(f)......................       20,000
    200,000 Sitel Corp., 9.250% due 3/15/06....................................      185,000
                                                                                ------------
                                                                                   2,175,341
                                                                                ------------

Technology -- 0.7%
    250,000 L-3 Communications Corp., 7.625% due 6/15/12.......................      258,750
    200,000 Motorola Inc., 8.000% due 11/1/11 (a)..............................      207,393
    175,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09 (d)............      182,000
    300,000 Unisys Corp., 8.125% due 6/1/06....................................      314,250
    400,000 Xerox Capital Europe PLC, 5.875% due 5/15/04 (a)...................      384,000
    175,000 Xerox Corp., 5.500% due 11/15/03 (a)...............................      171,500
                                                                                ------------
                                                                                   1,517,893
                                                                                ------------

Telecommunications -- 3.1%
    150,000 American Cellular Corp., 9.500% due 10/15/09.......................       29,250
    500,000 American Tower Corp., 9.375% due 2/1/09 (a)........................      392,500
            AT&T Corp.:
    400,000   6.500% due 3/15/13...............................................      402,140
    400,000   8.500% due 11/15/31..............................................      442,408
  1,725,000 AT&T Wireless Services Inc., 8.750% due 3/1/31 (b).................    1,695,720
    375,000 Crown Castle International Corp., 10.750% due 8/1/11 (a)...........      330,000
            Global Crossing Holdings Ltd.:
    595,000   9.125% due 11/15/06 (e)(f).......................................       20,825
     75,000   9.625% due 5/15/08 (e)(f)........................................        2,625
            Nextel Communications, Inc.:
    450,000   10.650% due 9/15/07 (a)..........................................      432,000
    400,000   9.750% due 10/31/07..............................................      372,000
    285,000   9.375% due 11/15/09 (a)..........................................      259,350
    675,000 Qwest Corp., 8.875% due 3/15/12 (d)................................      658,125
            Spectrasite Holdings Inc.:
     40,000   10.750% due 3/15/10 (a)(e).......................................       15,000
    425,000   Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08 (e).      138,125
            Sprint Capital Corp.:
    500,000   8.375% due 3/15/12 (a)...........................................      498,447
    375,000   6.875% due 11/15/28..............................................      302,835
    675,000   8.750% due 3/15/32...............................................      643,203
                                                                                ------------
                                                                                   6,634,553
                                                                                ------------

Transportation -- 0.1%
    200,000 Petro Stopping Center L.P., 10.500% due 2/1/07.....................      187,000
                                                                                ------------

Utilities -- 0.6%
    625,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08...............      275,000
     75,000 Calpine Corp., 7.875% due 4/1/08...................................       31,875
    325,000 CMS Energy Corp., 9.875% due 10/15/07..............................      309,092
    250,000 Dominion Fiber Ventures, 7.050% due 3/15/05 (d)....................      243,898
    525,000 Williams Cos., Inc., 6.750% due 1/15/06............................      370,125
                                                                                ------------
                                                                                   1,229,990
                                                                                ------------
            TOTAL CORPORATE BONDS
            (Cost -- $55,120,466)..............................................   50,933,304
                                                                                ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
DEBTOR-IN-POSSESSION (g) -- 0.3%
$   600,000 NTL Inc., Term Loan Notes, 11.000% due 1/10/03
             (Cost -- $600,000)................................ $    600,000
                                                                ------------
CONVERTIBLE BONDS -- 0.2%
Telecommunications -- 0.0%
    150,000 American Tower Corp., 5.000% due 2/15/10...........       97,875
                                                                ------------

Technology -- 0.2%
    375,000 Comverse Technologies Inc., 1.500% due 12/1/05.....      317,344
    150,000 Sanmina Corp., zero coupon due 9/12/20.............       61,875
                                                                ------------
                                                                     379,219
                                                                ------------
            TOTAL CONVERTIBLE BONDS (Cost -- $413,612).........      477,094
                                                                ------------
SOVEREIGN BONDS -- 11.5%
Argentina -- 0.3%
  1,500,000 Republic of Argentina, due 3/31/23 (e)(f)..........      735,000
                                                                ------------

Brazil -- 3.3%
            Federal Republic of Brazil:
    450,000  11.250% due 7/26/07...............................      346,500
  1,385,000  11.500% due 3/12/08 (b)...........................    1,059,525
    100,000  9.375% due 4/7/08.................................       70,500
  2,975,000  12.000% due 4/15/10 (b)...........................    2,171,750
    375,000  12.250% due 3/6/30................................      262,500
  4,309,935  C Bond, 8.000% due 4/15/14 (b)....................    2,855,332
    600,000  DCB, Series L, 2.625% due 4/15/12 (h).............      329,250
                                                                ------------
                                                                   7,095,357
                                                                ------------

Bulgaria -- 0.4%
    904,762 Republic of Bulgaria, FLIRB, Series A, 2.6875% due
             7/28/12 (h).......................................      862,917
                                                                ------------

Colombia -- 0.8%
            Republic of Colombia:
    700,000  10.000% due 1/23/12 (b)...........................      710,500
    545,000  11.750% due 2/25/20...............................      585,875
    375,000  8.3750% due 2/15/27...............................      292,500
                                                                ------------
                                                                   1,588,875
                                                                ------------

Ecuador -- 0.7%
            Republic of Ecuador:
    200,000  12.000% due 11/15/12..............................      114,000
  3,100,000  6.000% due 8/15/30 (b)(h).........................    1,302,000
                                                                ------------
                                                                   1,416,000
                                                                ------------

Jamaica -- 0.1%
    200,000 Government of Jamaica, 12.750% due 9/1/07 (d)......      230,500
                                                                ------------

Mexico -- 1.9%
            United Mexican States:
  1,300,000  8.375% due 1/14/11 (b)............................    1,472,250
  2,400,000  8.300% due 8/15/31 (b)............................    2,538,000
                                                                ------------
                                                                   4,010,250
                                                                ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                       Value
----------------------------------------------------------------------

Panama -- 0.5%
            Republic of Panama:
$   225,000  9.6250% due 2/8/11.......................... $    246,938
    400,000  9.3750% due 1/16/23.........................      414,000
    400,901  PDI, 2.750% due 7/17/16 (h).................      319,718
                                                          ------------
                                                               980,656
                                                          ------------

Peru -- 0.2%
            Republic of Peru:
    200,000  FLIRB, 4.000% due 3/7/17 (h)................      142,500
    318,500  PDI, 4.500% due 3/7/17 (h)..................      251,416
                                                          ------------
                                                               393,916
                                                          ------------

Philippines -- 0.3%
    660,000 Republic of Philippines, 9.875% due 1/15/19..      656,700
                                                          ------------

Russia -- 2.2%
  5,950,000 Russian Government, 5.000% due 3/31/30 (b)(h)    4,737,688
                                                          ------------

Turkey -- 0.6%
            Republic of Turkey:
    500,000  12.375% due 6/15/09.........................      547,500
    450,000  11.500% due 1/23/12.........................      465,749
    290,000  11.875% due 1/15/30.........................      305,950
                                                          ------------
                                                             1,319,199
                                                          ------------

Uruguay -- 0.2%
            Republic of Uruguay:
    320,000  7.250% due 5/4/09...........................      159,200
    450,000  7.625% due 1/20/12..........................      229,500
    100,000  7.875% due 7/15/27..........................       49,000
                                                          ------------
                                                               437,700
                                                          ------------
            TOTAL SOVEREIGN BONDS (Cost -- $22,150,002)..   24,464,758
                                                          ------------
FOREIGN LOCAL GOVERNMENT BOND -- 0.5%

Italy (b) -- 0.5%
  1,000,000 Italy, Region of Lombardy, 5.804% due
             10/25/32 (Cost -- $1,000,000)...............    1,044,509
                                                          ------------
LOAN PARTICIPATIONS (h)(i) -- 0.5%

Algeria -- 0.1%
    306,667 The People's Democratic Republic of Algeria,
             Tranche 1, 2.625% due 9/4/06 (J.P. Morgan
             Chase & Co.)................................      288,267
                                                          ------------

Morocco -- 0.4%
    805,595 Kingdom of Morocco, Tranche A, 2.5625% due
             1/2/09 (CS First Boston Corp., J.P. Morgan
             Chase & Co.)................................      739,133
                                                          ------------
            TOTAL LOAN
            PARTICIPATIONS (Cost -- $1,010,877)..........    1,027,400
                                                          ------------
ADJUSTABLE RATE MORTGAGE SECURITIES -- 0.4%
  1,000,000 Amortizing Residential Collateral Trust,
             Series 2002-BC6, Class M2, 2.620% due
             8/25/32 (Cost -- $956,234)..................      946,978
                                                          ------------

                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                       Value
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.6%
            Bayview Financial Acquisition Trust,
             Class-M3:
$   500,000  Series 2000-D, 2.620% due 11/25/30 (d)(h)... $    492,345
  1,000,000  Series 2001-CA, 2.670% due 8/25/36 (d)(h)...      962,810
  1,000,000  Contimortgage Home Equity Loan Trust,
               Series 1999-3, Class B, 7.000% due
               12/25/29 (g)..............................      839,844
    466,708 Delta Funding Nim Trust, Series 2000-1N,
             12.500% due 11/26/30 (d)....................      466,708
    750,000 Merit Securities Corp., Series 11PA, Class
             B2, 2.880% due 9/28/32 (d)..................      670,312
                                                          ------------
            TOTAL ASSET-BACKED
            SECURITIES (Cost -- $3,475,251)..............    3,432,019
                                                          ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.6%
    411,066 Chase Commercial Mortgage Securities Corp.,
             Series 2000-FL1A, Class C, 2.221% due
             12/12/13 (d)................................      409,624
    675,000 Commercial Mortgage Asset Trust, Series
             1999-C1, Class C, 7.350% due 1/17/32........      783,084
            DLJ Commercial Mortgage Corp., Class S:
 10,292,446  Series 1998-CF2, 0.821% due
               11/12/31 -- Interest Only (h).............      419,864
 10,572,184  Series 1998-CG1, 0.744% due
               6/10/31 -- Interest Only (h)..............      341,806
  1,250,000 LB Commercial Conduit Mortgage Trust, Series
             1999-C1, Class A2, 6.780% due 6/15/31 (b)...    1,423,861
                                                          ------------
            TOTAL COMMERCIAL MORTGAGE-BACKED
            SECURITIES (Cost -- $3,047,812)..............    3,378,239
                                                          ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
            Fannie Mae:
     19,077  Series 1989-17, Class E, 10.400% due 4/25/19       21,611
    295,269  Series 2002-19, Class SN, 13.596% due
               4/25/09 (h)...............................      316,090
  1,040,393  Series G94-6, Class PK, 8.000% due
               11/17/22 -- Interest Only.................       39,506
     39,104 Freddie Mac, Series 41, Class F, 10.000% due
             5/15/20.....................................       40,119
    276,233 First Union Residential Securitization,
             Series 1998-A, Class B2, 7.000% due 8/25/28.      283,983
  1,000,000 G-Force CDO, Ltd., Series 2002-1A, Class
             BFL, 2.320% due 6/25/37 (d)(h)..............      991,250
  1,243,581 GE Capital Mortgage Services, Inc., Series
             1998-15, Class B1, 6.750% due 11/25/28 (b)..    1,280,308
    921,053 Green Tree Financial, Series 1997-6, Class
             A8, 7.070% due 1/15/29......................      877,361
  1,000,000 Marylebone Road CBO, Series 2A, Class A3,
             2.850% due 9/25/11 (d)(h)...................      537,656
    966,018 Mid-State Trust, Series 6, Class A1, 7.340%
             due 7/1/35 (b)..............................    1,035,513
                                                          ------------
            TOTAL COLLATERALIZED MORTGAGE
            OBLIGATIONS (Cost -- $5,592,252).............    5,423,397
                                                          ------------
  Shares
-----------
COMMON STOCK -- 0.0%
      2,433 Axiohm Transactions Solutions Inc............            0
     13,140 Imperial Sugar Co. (a).......................       57,290
      8,620 Indesco International Inc. (g)...............       47,410
        478 Pillowtex Corp...............................          134
                                                          ------------
            TOTAL COMMON STOCK (Cost -- $363,340)........      104,834
                                                          ------------
ESCROW SHARES -- 0.0%
    375,000 Imperial Sugar Co. (g).......................            0
    375,000 Pillowtex Corp. (g)..........................            0
                                                          ------------
            TOTAL ESCROW SHARES (Cost -- $0).............            0
                                                          ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

  Shares                      Security                       Value
----------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
            CSC Holdings Inc.:
      1,250  Series H, 11.750% due 10/1/07............... $    119,063
      2,000  Series M, 11.125% due 4/1/08................      186,500
            TCR Holding Corp. (f)(g):
        841  Class B.....................................            1
        462  Class C.....................................            0
      1,218  Class D.....................................            1
      2,521  Class E.....................................            2
     14,989 UnitedGlobalCom Inc., Series D, 7.000% (a)...       35,974
                                                          ------------
            TOTAL PREFERRED STOCK (Cost -- $587,919).....      341,541
                                                          ------------
 Warrants/
  Rights
-----------
WARRANTS AND RIGHTS (f) -- 0.0%
    803,905 ContiFinancial Corp., Units of Interest,
             (Represents interests in a trust in the
             liquidation of ContiFinancial Corp. and its
             affiliates.) (g)............................       31,654
        200 Leap Wireless International Inc., (Exercise
             price of $96.80 per share expiring on
             4/15/10. Each warrant exercisable for 5.146
             shares of common stock.)....................           75
        500 Mattress Discounters Co., (Exercise price of
             $0.01 per share expiring on 7/15/07. Each
             warrant exercisable for 4.850 shares of
             Class A common stock and 0.539 shares of
             Class L common stock.)......................          375
      2,521 Pillowtex Corp., (Exercise price of $28.99
             per share expiring on 11/24/09. Each
             warrant exercisable for 1 share of common
             stock.).....................................           25
        500 Republic Technologies International Inc.,
             (Exercise price of $0.01 per share expiring
             on 7/15/09. Each warrant exercisable for 1
             share of Class D common stock.).............            5
        250 Winsloew Furniture, Inc., (Exercise price of
             $0.01 per share expiring on 8/15/07. Each
             warrant exercisable for 0.2298 shares of
             common stock.)..............................        2,625
                                                          ------------
            TOTAL WARRANTS AND RIGHTS (Cost -- $52,138)..       34,759
                                                          ------------
            SUB-TOTAL INVESTMENTS (Cost -- $161,653,461).  163,290,989
                                                          ------------
   Face
  Amount
-----------
SHORT-TERM INVESTMENTS -- 23.4%
COMMERCIAL PAPER -- 17.4%
$ 3,420,000 DaimlerChrysler NA Holdings, yield 1.960%
             due 1/14/03 (b).............................    3,417,579
  3,420,000 Exelon Corporation, yield 1.950% due 1/14/03
             (b).........................................    3,417,592
  3,420,000 Four Winds Funding Corp., yield 2.000% due
             1/14/03 (b).................................    3,417,530
  3,420,000 General Motors Acceptance Corp., yield
             1.950% due 1/14/03 (b)......................    3,417,592
  4,566,000 Greenwich Funding Corp., yield 1.380% due
             1/14/03 (b).................................    4,563,725
  3,420,000 Mermaid Funding Corp., yield 1.920% due
             1/14/03.....................................    3,417,629
  5,130,000 Mica Funding LLC, yield 1.400% due 1/14/03...    5,127,406
  5,130,000 Nieuw Amsterdam Receivables, yield 1.400%
             due 1/14/03.................................    5,127,444
  5,130,000 Polonius Inc., yield 1.380% due 1/14/03......    5,127,443
                                                          ------------
            TOTAL COMMERCIAL PAPER (Cost -- $37,033,940).   37,033,940
                                                          ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                         Security                       Value
--------------------------------------------------------------------------

REPURCHASE AGREEMENT (b) -- 6.0%
 $12,697,000    State Street Bank and Trust Co., 1.050% due
                 1/2/03; Proceeds at
                 maturity -- $12,697,741; (Fully
                 collateralized by U.S. Treasury Bonds,
                 4.8750% due 2/15/12; Market
                 value -- $12,954,188) (Cost -- $12,697,000). $ 12,697,000
                                                              ------------
                TOTAL SHORT-TERM
                INVESTMENTS (Cost -- $49,730,940)............   49,730,940
                                                              ------------
                TOTAL INVESTMENTS --
                100% (Cost -- $211,384,401*)................. $213,021,929
                                                              ============

--------
(a)All or a portion of this security is on loan (See Note 5).
(b)Securities with an aggregate market value of $58,890,064 are segregated as collateral for mortgage dollar rolls/to-be-announced securities and/or futures contracts.
(c)Mortgage dollar roll.
(d)Security is exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Security is currently in default.
(f)Non-income producing security.
(g)Security is valued in accordance with fair valuation procedures.
(h)Interest rate shown reflects current rate on instrument with variable rate or step coupon rates.
(i)Participation interests were acquired through the financial institutions indicated.
 + On August 11, 2002, the company filed for bankruptcy.
 * Aggregate cost for Federal income tax purposes is $211,531,617.

   Abbreviations used in this schedule:
 C Bond -- Capitalization Bond.
   DCB  -- Debt Conversion Bond.
  FLIRB -- Front-Loaded Interest Reduction Bond.
   PDI  -- Past Due Interest.
   TBA  -- To Be Announced.


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)


Salomon Brothers Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

   Face
  Amount                             Security                         Value
-----------------------------------------------------------------------------------
U.S. AND OTHER GOVERNMENT OBLIGATIONS -- 37.3%
                State of Israel, U.S. Government Guaranteed Notes:
$ 1,000,000       5.700% due 2/15/03.............................. $  1,003,547
  1,000,000       6.125% due 3/15/03..............................    1,008,245
                U.S. Treasury Notes:
  2,000,000       4.625% due 2/28/03..............................    2,011,252
 14,000,000       2.750% due 9/30/03..............................   14,164,066
  4,290,000       3.250% due 12/31/03 (a)(b)......................    4,377,143
  2,000,000       3.250% due 5/31/04 (b)..........................    2,053,908
  3,000,000       6.000% due 8/15/04 (b)..........................    3,222,189
  2,000,000       4.625% due 5/15/06 (b)..........................    2,157,658
  7,000,000       4.375% due 5/15/07 (b)..........................    7,518,987
 20,000,000       3.250% due 8/15/07 (b)..........................   20,501,580
    250,000       6.500% due 2/15/10 (a)..........................      298,907
  1,000,000       5.750% due 8/15/10 (b)..........................    1,150,079
  5,000,000       4.875% due 2/15/12 (b)..........................    5,431,055
  3,000,000       4.375% due 8/15/12 (b)..........................    3,136,758
                                                                   ------------
                TOTAL U.S. AND OTHER GOVERNMENT OBLIGATIONS
                (Cost -- $66,058,199).............................   68,035,374
                                                                   ------------
U.S. GOVERNMENT AGENCIES -- 35.0%
    500,000     Federal Home Loan Bank, 5.800% due 9/2/08 (b).....      563,614
                Federal Home Loan Mortgage Corporation (FHLMC):
      2,754       11.750% due 12/1/14.............................        3,142
     10,916       11.750% due 7/1/15..............................       12,654
    176,568       8.000% due 7/1/20...............................      191,218
    184,971       10.000% due 9/1/20..............................      211,693
    397,988       8.500% due 3/15/24..............................      407,058
  4,798,211       5.794% due 7/1/32...............................    4,952,787
                  Gold:
     25,847        10.000% due 7/1/05.............................       26,978
     66,400        7.500% due 5/1/07..............................       70,336
      7,658        6.000% due 7/1/10..............................        8,105
     37,903        7.000% due 5/1/11..............................       40,411
    274,940        7.000% due 7/1/11..............................      293,133
     66,051        7.000% due 8/1/11..............................       70,422
     15,143        8.250% due 4/1/17..............................       16,467
     41,566        8.000% due 12/1/19.............................       45,079
  1,925,096        6.000% due 10/1/28.............................    1,999,644
    328,924        6.000% due 7/1/29..............................      341,311
  1,248,292        8.000% due 9/1/31..............................    1,338,585
  5,500,000        6.500%, 30 year (TBA) (c)......................    5,728,591
                Federal National Mortgage Association (FNMA):
     13,571       6.500% due 12/1/03..............................       13,715
    364,350       21.606% due 11/25/07 (d)........................      386,252
    295,269       13.596% due 4/25/09 (d).........................      316,090
     19,807       12.500% due 9/20/15.............................       23,522
     23,181       13.000% due 11/15/15............................       27,583
    125,299       12.000% due 1/1/16..............................      147,161
      9,605       12.000% due 1/15/16.............................       11,306
     81,424       12.500% due 1/15/16.............................       96,422
    795,065       8.500% due 8/1/19...............................      857,976
      4,923       11.500% due 9/1/19..............................        5,736


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

   Face
  Amount                           Security                            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 35.0% (continued)
$    31,825  10.500% due 8/1/20.................................... $     36,734
     62,607  8.500% due 11/1/23....................................       68,447
  1,699,319  6.500% due 9/1/24.....................................    1,784,796
  1,397,573  7.000% due 1/1/25.....................................    1,481,381
     13,321  9.000% due 8/1/26.....................................       14,718
    340,079  6.000% due 2/1/29.....................................      353,066
    255,478  6.000% due 3/1/29.....................................      264,956
  1,178,600  6.000% due 6/1/29.....................................    1,222,324
    800,000  6.527% due 5/25/30....................................      888,401
     81,257  7.500% due 7/1/30.....................................       86,325
    300,693  7.500% due 9/1/30.....................................      319,446
  2,281,169  8.500% due 10/1/30....................................    2,493,961
  5,000,000  6.000% due 1/1/33.....................................    5,178,930
  6,000,000  5.500%, 15 year (TBA) (c).............................    6,217,500
  5,000,000  6.000%, 30 year (TBA) (c).............................    5,168,750
 17,500,000  6.500%, 30 year (TBA) (c).............................   18,221,875
    188,981  Fannie Mae Grantor Trust, 7.355% due 12/28/28 (d).....      201,284
            Government National Mortgage Association (GNMA):
     48,775  8.500% due 1/15/18....................................       53,949
  1,369,422  8.500% due 6/15/25....................................    1,506,848
                                                                    ------------
            TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $61,900,922)...   63,770,682
                                                                    ------------
            SUB-TOTAL INVESTMENTS (Cost -- $127,959,121)...........  131,806,056
                                                                    ------------
REPURCHASE AGREEMENTS (a) -- 27.7%
 25,000,000 Greenwich Capital Markets, 1.100% due 1/2/03; Proceeds
             at maturity -- $25,001,528; (Fully collateralized by
             U.S. Treasury Notes, 1.750% due 12/31/04; Market
             value -- $25,510,618).................................   25,000,000
 25,369,000 State Street Bank and Trust Co., 1.050% due 1/2/03;
             Proceeds at maturity -- $25,370,480; (Fully
             collateralized by U.S. Treasury Bonds, 4.875% due
             2/15/12; Market value -- $25,880,719).................   25,369,000
                                                                    ------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $50,369,000)......   50,369,000
                                                                    ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $178,328,121*)...... $182,175,056
                                                                    ============

--------
(a)Securities with an aggregated market value of $54,746,143 are segregated as collateral for mortgage dollar rolls/ to-be-announced securities and/or futures contracts.
(b)All or a portion of this security is on loan (See Note 5).
(c)Mortgage dollar roll.
(d)Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
 * Aggregate cost for Federal income tax purposes is $178,328,766.

   Abbreviation used in this schedule:
TBA  -- To Be Announced.


                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          December 31, 2002


                                                                           Short/
                                           High Yield     Strategic   Intermediate U.S.
                                           Bond Fund      Bond Fund    Government Fund
---------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost................... $ 571,465,344  $161,653,461    $127,959,121
 Short-term investments, at cost........    45,069,471    49,730,940      50,369,000
                                         =============  ============    ============
 Investments, at value.................. $ 514,953,043  $163,290,989    $131,806,056
 Short-term investments, at value.......    45,069,471    49,730,940      50,369,000
 Foreign currency, at value+............            --            72              --
 Cash...................................         1,274           646             822
 Collateral for securities on loan
   (Note 5).............................    69,395,429    40,572,405      36,880,502
 Interest receivable....................    12,205,203     2,464,088         994,276
 Receivable for Fund shares sold........     9,492,970     1,726,763       1,019,600
 Dividends receivable...................       142,391         9,234              --
 Receivable from manager................            --            --          86,168
                                         -------------  ------------    ------------
 Total Assets...........................   651,259,781   257,795,137     221,156,424
                                         -------------  ------------    ------------
LIABILITIES:
 Payable for securities on loan (Note 5)    69,395,429    40,572,405      36,880,502
 Payable for Fund shares purchased......     6,911,767     1,402,674         481,842
 Payable for securities purchased.......     4,747,167    37,937,273      40,287,345
 Dividends payable......................     1,797,072       336,259         107,719
 Management fees payable................       347,197       110,102              --
 Service and distribution fees payable..       281,220       117,667          73,997
 Administration fees payable............        23,146         7,340           5,880
 Payable to broker -- variation margin..            --        26,719          13,969
 Accrued expenses.......................       204,187       132,525         101,412
                                         -------------  ------------    ------------
 Total Liabilities......................    83,707,185    80,642,964      77,952,666
                                         -------------  ------------    ------------
Total Net Assets........................ $ 567,552,596  $177,152,173    $143,203,758
                                         =============  ============    ============
NET ASSETS:
 Par value of capital shares............ $      78,207  $     19,681    $     13,602
 Capital paid in excess of par value....   799,655,087   192,465,836     140,747,154
 Overdistributed net investment income..    (1,797,071)     (337,225)       (107,719)
 Accumulated net realized loss on
   security transactions and futures
   contracts............................  (173,871,326)  (17,136,346)     (1,555,772)
 Net unrealized appreciation
   (depreciation) on investments,
   futures contracts and foreign
   currencies...........................   (56,512,301)    2,140,227       4,106,493
                                         -------------  ------------    ------------
Total Net Assets........................ $ 567,552,596  $177,152,173    $143,203,758
                                         =============  ============    ============
Shares Outstanding:
Class A.................................    27,215,670     3,274,158       4,975,564
                                         =============  ============    ============
Class B.................................    26,727,350    10,450,017       4,381,799
                                         =============  ============    ============
Class 2.................................    17,631,050     5,896,792       3,967,685
                                         =============  ============    ============
Class O.................................     6,632,596        59,576         277,280
                                         =============  ============    ============
Net Asset Value:
Class A Shares
 Net asset value*.......................         $7.23         $8.97          $10.48
                                         =============  ============    ============
 Maximum offering price per share
   (based on a maximum sales charge of
   4.50%, 4.50% and 2.00%, respectively)         $7.57         $9.39          $10.69
                                         =============  ============    ============
Class B Shares
 Net asset value and offering price per
   share*...............................         $7.27         $8.98          $10.52
                                         =============  ============    ============
Class 2 Shares
 Net asset value and offering price per
   share*...............................         $7.30         $9.05          $10.59
                                         =============  ============    ============
Class O Shares
 Net asset value, offering price and
   redemption prices per share..........         $7.22         $8.93          $10.51
                                         =============  ============    ============

--------
+Foreign currency at cost for the Strategic Bond Fund is $58.
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2002

                                                                                                         Short/
                                                                          High Yield    Strategic   Intermediate U.S.
                                                                          Bond Fund     Bond Fund    Government Fund
                                                                         ------------  -----------  -----------------
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.............................................................. $ 47,202,298  $10,722,633     $4,277,703
  Dividends.............................................................      617,665       33,266             --
                                                                         ------------  -----------     ----------
  Total Investment Income...............................................   47,819,963   10,755,899      4,277,703
                                                                         ------------  -----------     ----------
EXPENSES:
  Management fees (Note 2)..............................................    3,522,531    1,085,716        602,166
  Service and distribution fees (Note 2)................................    3,115,869    1,164,777        638,047
  Shareholder and system servicing fees.................................      588,668      190,109        132,873
  Shareholder communications............................................      250,087       80,411         64,349
  Administration fees (Note 2)..........................................      234,835       72,381         50,181
  Custody...............................................................      101,297       61,013         48,661
  Audit and legal.......................................................      100,967       53,618         60,879
  Registration fees.....................................................       78,724       56,652         57,009
  Directors' fees.......................................................        9,545        3,732          2,911
  Interest expense......................................................           --           --          4,082
  Other.................................................................       54,620       20,805         12,098
                                                                         ------------  -----------     ----------
  Total Expenses........................................................    8,057,143    2,789,214      1,673,256
  Less: Management fee waiver (Note 2)..................................           --           --       (477,752)
                                                                         ------------  -----------     ----------
  Net Expenses..........................................................    8,057,143    2,789,214      1,195,504
                                                                         ------------  -----------     ----------
Net Investment Income...................................................   39,762,820    7,966,685      3,082,199
                                                                         ------------  -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..............  (31,950,868)  (5,842,963)      (513,812)
   Futures contracts....................................................           --    1,598,869        725,899
                                                                         ------------  -----------     ----------
  Net Realized Gain (Loss)..............................................  (31,950,868)  (4,244,094)       212,087
                                                                         ------------  -----------     ----------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Security transactions................................................   20,886,379    9,268,274      4,084,946
   Futures contracts....................................................           --      435,826        297,640
   Foreign currency transactions........................................           --           11             --
                                                                         ------------  -----------     ----------
  Change in Net Unrealized Appreciation (Depreciation)..................   20,886,379    9,704,111      4,382,586
                                                                         ------------  -----------     ----------
Net Gain (Loss) on Investments, Futures Contracts and Foreign Currencies  (11,064,489)   5,460,017      4,594,673
                                                                         ------------  -----------     ----------
Increase in Net Assets From Operations.................................. $ 28,698,331  $13,426,702     $7,676,872
                                                                         ============  ===========     ==========




                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002


                                                                                          Short/
                                                          High Yield     Strategic   Intermediate U.S.
                                                          Bond Fund      Bond Fund    Government Fund
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income................................. $  39,762,820  $  7,966,685    $   3,082,199
 Net realized gain (loss)..............................   (31,950,868)   (4,244,094)         212,087
 Change in net unrealized appreciation (depreciation)..    20,886,379     9,704,111        4,382,586
                                                        -------------  ------------    -------------
 Increase in Net Assets From Operations................    28,698,331    13,426,702        7,676,872
                                                        -------------  ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.................................   (39,512,561)   (7,872,589)      (3,460,785)
 Net realized gains....................................            --            --          (14,254)
 Capital...............................................    (6,106,216)   (2,993,525)        (864,348)
                                                        -------------  ------------    -------------
 Decrease in Net Assets From Distributions to
   Shareholders........................................   (45,618,777)  (10,866,114)      (4,339,387)
                                                        -------------  ------------    -------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares......................   391,658,506    96,919,454      207,071,195
 Net asset value of shares issued in connection with
   the transfer of the Citi Short Term U.S. Government
   Income Fund's net assets (Note 9)...................            --            --       12,202,990
 Net asset value of shares issued for reinvestment of
   dividends...........................................    20,877,140     4,977,225        2,749,535
 Cost of shares reacquired.............................  (247,689,064)  (46,703,848)    (138,128,120)
                                                        -------------  ------------    -------------
 Increase in Net Assets From Fund Share Transactions...   164,846,582    55,192,831       83,895,600
                                                        -------------  ------------    -------------
Increase in Net Assets.................................   147,926,136    57,753,419       87,233,085
NET ASSETS:
 Beginning of year.....................................   419,626,460   119,398,754       55,970,673
                                                        -------------  ------------    -------------
 End of year*.......................................... $ 567,552,596  $177,152,173    $ 143,203,758
                                                        =============  ============    =============
* Includes overdistributed net investment income of:...   $(1,797,071)    $(337,225)       $(107,719)
                                                        =============  ============    =============



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001


                                                                      Short/
                                      High Yield     Strategic   Intermediate U.S.
                                      Bond Fund      Bond Fund    Government Fund
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income............. $  42,034,712  $  8,830,061    $   1,807,913
 Net realized gain (loss)..........   (61,212,071)   (7,234,819)         693,626
 Decrease in net unrealized
   depreciation....................    34,661,626     4,574,306          109,194
                                    -------------  ------------    -------------
 Increase in Net Assets From
   Operations......................    15,484,267     6,169,548        2,610,733
                                    -------------  ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............   (41,729,044)   (8,850,173)      (1,846,134)
 Net realized gains................            --            --         (425,621)
 Capital...........................    (6,070,236)     (780,015)              --
                                    -------------  ------------    -------------
 Decrease in Net Assets From
   Distributions to Shareholders...   (47,799,280)   (9,630,188)      (2,271,755)
                                    -------------  ------------    -------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares..   203,226,097    55,921,198      180,386,616
 Net asset value of shares issued
   for reinvestment of dividends...    18,675,746     4,260,021        1,304,216
 Cost of shares reacquired.........  (200,992,895)  (39,559,155)    (153,301,936)
                                    -------------  ------------    -------------
 Increase in Net Assets From Fund
   Share Transactions..............    20,908,948    20,622,064       28,388,896
                                    -------------  ------------    -------------
Increase (Decrease) in Net Assets..   (11,406,065)   17,161,424       28,727,874
NET ASSETS:
 Beginning of year.................   431,032,525   102,237,330       27,242,799
                                    -------------  ------------    -------------
 End of year*...................... $ 419,626,460  $119,398,754    $  55,970,673
                                    =============  ============    =============
* Includes overdistributed net        $(2,047,330)
 investment income of:.............                   $(484,965)              --
                                    =============  ============    =============



                      See Notes to Financial Statements.

          Statements of Cash Flows
          For the Year Ended December 31, 2002

                                                                            Short/
                                                          Strategic    Intermediate U.S.
                                                          Bond Fund     Government Fund
----------------------------------------------------------------------------------------
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
 Net purchase of short-term portfolio investments...... $ (30,634,103)   $ (37,091,192)
 Purchases of long-term portfolio investments..........  (105,776,648)     (57,967,859)
 Proceeds from disposition of long-term portfolio
   investments and principal paydowns..................    82,998,939       21,622,574
 Proceeds from futures transactions....................     1,683,401        1,004,399
                                                        -------------    -------------
                                                          (51,728,411)     (72,432,078)
 Net investment income.................................     7,966,685        3,082,199
 Amortization of net premium/discount on investments...      (858,521)          95,951
 Net change on receivables/payables related to
   operations..........................................       (24,234)        (559,442)
 Net change in unrealized appreciation on foreign
   currencies..........................................            14               --
                                                        -------------    -------------
 Net Cash Flows Used by Operating Activities...........   (44,644,467)     (69,813,370)
                                                        -------------    -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
 Net receipt from dollar rolls transactions............       911,694          867,733
 Proceeds from shares sold.............................    95,868,931      208,547,368
 Proceeds from reinvestment of dividends...............     4,977,225        2,749,535
 Payments on shares reacquired.........................   (46,099,163)    (138,016,715)
 Cash dividends paid...................................   (11,013,854)      (4,337,957)
                                                        -------------    -------------
 Net Cash Flows Provided by Financing Activities.......    44,644,833       69,809,964
                                                        -------------    -------------
Net Increase (Decrease) in Cash........................           366           (3,406)
Cash, Beginning of year................................           352            4,228
                                                        -------------    -------------
Cash, End of year...................................... $         718    $         822
                                                        =============    =============



                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc, the Salomon Brothers Capital Fund Inc and the Salomon Funds Trust.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), and Salomon Brothers Short/Intermediate U.S. Government Fund ("Short/Intermediate U.S. Government Fund") formerly known as Salomon Brothers U.S. Government Income Fund, are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and ten other separate investment portfolios:
Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Core Equity Fund. The financial statements and financial highlights for the other ten portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. The investment objective of each Fund is to maximize total return, consistent with the preservation of capital. Until September 16, 2002, each Fund sought a specific investment objective as follows:

Fund:                               Objective:
High Yield Bond Fund............... To maximize current income.
Strategic Bond Fund................ To obtain a high level of current income.
Short/Intermediate U.S. Government
  Fund............................. To obtain a high level of current income.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation.   Portfolio securities listed or traded on national
securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value until the 60th day prior to maturity, and are then valued on an amortized cost basis.

Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates daily at approximately 2:30 p.m. Eastern time, or using such other rates as Salomon Brothers Asset Management Inc ("SBAM") may determine to be appropriate in computing net asset value.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

Notes to Financial Statements
(continued)



  (b) Futures Contracts. The High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

At December 31, 2002, the High Yield Bond Fund did not have any open futures contracts.

At December 31, 2002, the Strategic Bond Fund had the following open futures contracts:

                                  # of                                                    Unrealized
Purchased Contracts             Contracts    Expiration    Basis Value    Market Value       Gain
-------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note......    150          3/03       $16,545,428     $16,987,500      $442,072
U.S. Treasury 10 Year Note.....     15          3/03         1,665,090       1,725,703        60,613
                                   ---                        -----------  -----------      --------
   Total.....................      165                     $18,210,518     $18,713,203      $502,685
                                   ===                        ===========  ===========      ========

At December 31, 2002, Short/Intermediate U.S. Government Fund had the following open futures contracts:
                                  # of                                                    Unrealized
Purchased Contracts             Contracts    Expiration    Basis Value    Market Value       Gain
-------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note......     25          3/03       $ 2,757,572     $ 2,831,250      $ 73,678
U.S. Treasury 10 Year Note.....     46          3/03         5,106,276       5,292,156       185,880
                                   ---                        -----------  -----------      --------
   Total.......................     71                     $ 7,863,848     $ 8,123,406      $259,558
                                   ===                        ===========  ===========      ========

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Strategic Bond Fund and Short/Intermediate U.S. Government Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $21,132,420, and $23,946,000 for the Strategic Bond Fund and Short/Intermediate U.S. Government Fund, respectively.

  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(continued)



  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the year ended December 31, 2002 were as follows:

                                               Average     Weighted      Maximum
                                                Daily       Average      Amount
Fund                                           Balance   Interest Rate Outstanding
----------------------------------------------------------------------------------
Short/Intermediate U.S. Government Fund...... $1,098,874     0.74%     $13,065,000

Interest rates on reverse repurchase agreements ranged from 0.35% to 1.35% during the year ended December 31, 2002 for Short/Intermediate U.S. Government Fund. Interest expense on reverse repurchase agreements totaled $4,082 for Short/Intermediate U.S. Government Fund.

At December 31, 2002, the Short/Intermediate U.S. Government Fund did not have any reverse repurchase agreements outstanding.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, accrued income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 2002, the High Yield Bond Fund and Strategic Bond Fund did not have any open forward foreign currency contracts.


  (i) Loan Participations. The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, each Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, each Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 2002 were $3,198,625 and $1,027,400, respectively.

Notes to Financial Statements
(continued)



  (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

  (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Strategic Bond Fund and Short/Intermediate U.S. Government Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts or amortizing premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.75% for the High Yield Bond Fund and Strategic Bond Fund and 0.60% for the Short/Intermediate U.S. Government Fund. SBAM Ltd., an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Bond Fund.

For the year ended December 31, 2002, SBAM voluntarily waived management fees of $477,752 for the Short/Intermediate U.S. Government Fund.

Notes to Financial Statements
(continued)



SBAM also acts as administrator for each of the Funds. As compensation for its services the Funds pay SBAM a fee calculated at 0.05% of their daily net assets. The fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a service and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of that class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of each Fund at a rate of 0.50% of the value of the average daily net assets of that class. Class O shares are not subject to a service or distribution plan fee.

For the year ended December 31, 2002, total service and distribution plan fees were as follows:

                                              Class A   Class B   Class 2
      --------------------------------------------------------------------
      High Yield Bond Fund................... $322,818 $2,052,663 $740,388
      Strategic Bond Fund....................   58,487    800,664  305,626
      Short/Intermediate U.S. Government Fund   90,704    325,478  221,865

For the year ended December 31, 2002, sales charges received by SSB and contingent deferred sales charges ("CDSCs") paid to SSB were approximately:

                                          Sales Charges            CDSCs
                                        ----------------- ------------------------
                                        Class A  Class 2* Class A Class B  Class 2
                                        -------- -------- ------- -------- -------
High Yield Bond Fund................... $556,388 $409,909 $18,360 $545,147 $59,026
Strategic Bond Fund....................  129,991  209,422   6,613  174,869  18,343
Short/Intermediate U.S. Government Fund  175,657  128,752  69,296  143,649  31,472

* Effective September 16, 2002, the sales charge for Class 2 shares was changed from 1.00% to 0.00%.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                Purchases      Sales
                                               ------------ ------------
       High Yield Bond Fund................... $578,879,199 $463,892,894
                                               ============ ============
       Strategic Bond Fund:
          U.S. Government Securities.......... $ 29,703,729 $  8,532,752
          Other Investments...................   76,072,919   73,725,752
                                               ------------ ------------
                                               $105,776,648 $ 82,258,504
                                               ============ ============
       Short/Intermediate U.S. Government Fund $ 74,446,113 $ 12,460,822
                                               ============ ============

Notes to Financial Statements
(continued)



At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                        Net
                                           Gross        Gross        Unrealized
                                         Unrealized   Unrealized    Appreciation
                                        Appreciation Depreciation  (Depreciation)
                                        ------------ ------------  --------------
High Yield Bond Fund................... $23,087,739  $(81,164,925)  $(58,077,186)
Strategic Bond Fund....................   9,455,869    (7,965,557)     1,490,312
Short/Intermediate U.S. Government Fund   3,889,146       (42,856)     3,846,290

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the

Notes to Financial Statements
(continued)


participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Lending of Securities

The High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund may lend securities to brokers, dealers and other financial organizations. Each Fund has an agreement with its custodian whereby the custodian may lend securities owned by each Fund to brokers, dealers and other financial organizations. Fees earned by each Fund on securities lending are recorded as interest income. Loans of securities by each Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. Each Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund loaned securities having a market value of $67,711,180, $39,706,209 and $36,146,047, respectively and received cash collateral amounting to $69,395,429, $40,572,405 and $36,466,110, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, the Short/Intermediate U.S. Government Fund received securities collateral amounting to $414,392.

For the year ended December 31, 2002, income earned from securities lending by High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund was $55,106, $30,829 and $31,279, respectively.

6. Line of Credit

The High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to each Fund was $450. Since the line of credit was established there have been no borrowings.

7. Tax Information

At December 31, 2002, the High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $170,213,000, $13,702,000 and $1,296,000, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

                                                                Short/
                                    High Yield  Strategic  Intermediate U.S.
 Year of Expiration                 Bond Fund   Bond Fund   Government Fund
----------------------------------------------------------------------------
2003...............................          --         --     $368,000
2004...............................          --         --      180,000
2006............................... $20,059,000 $   97,000      458,000
2007...............................  52,009,000  5,093,000      207,000
2008...............................          --    231,000           --
2009...............................  63,118,000  3,584,000       40,000
2010...............................  35,027,000  4,697,000       43,000

Notes to Financial Statements
(continued)


The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2002, reclassifications were made to the capital accounts of the High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Short/Intermediate U.S. Government Fund reclassified $1,252,556 of accumulated net realized loss to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change. In addition, the High Yield Bond Fund and Strategic Bond Fund had capital losses realized of $2,093,352 and $2,784,466, respectively, after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:


                                                                      Short/
                                      High Yield     Strategic   Intermediate U.S.
                                      Bond Fund      Bond Fund    Government Fund
----------------------------------------------------------------------------------
Undistributed ordinary income......            --            --              --
                                    =============  ============     ===========
Accumulated capital losses......... $(170,213,090) $(13,701,979)    $(1,295,570)
                                    =============  ============     ===========
Unrealized appreciation
  (depreciation)................... $ (58,077,186) $  1,490,326     $ 3,846,290
                                    =============  ============     ===========

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 were:

                                                                      Short/
                                      High Yield     Strategic   Intermediate U.S.
                                      Bond Fund      Bond Fund    Government Fund
----------------------------------------------------------------------------------
Ordinary income.................... $  39,512,561  $  7,872,589     $ 3,475,039
Capital............................     6,106,216     2,993,525         864,348
                                    -------------  ------------     -----------
Total.............................. $  45,618,777  $ 10,866,114     $ 4,339,387
                                    =============  ============     ===========

9. Transfer of Net Assets

On January 18, 2002, the Short/Intermediate U.S. Government Fund ("Fund") acquired the assets and certain liabilities of the Citi Short Term U.S. Government Income Fund pursuant to a plan of reorganization approved by Citi Short Term U.S. Government Income Fund shareholders on January 11, 2002. Total shares issued by the Fund and the total net assets of the Citi Short Term U.S. Government Income Fund and the Fund on the date of transfer were as follows:

                                                    Total Net Assets of the
                                    Shares Issued       Citi Short Term       Total Net Assets
Acquired Fund                        by the Fund  U.S. Government Income Fund   of the Fund
----------------------------------------------------------------------------------------------
Citi Short Term U.S. Government
  Income Fund                         1,196,372           $12,202,990           $55,407,937

Notes to Financial Statements
(continued)



The total net assets of the Citi Short Term U.S. Government Income Fund before the acquisition included unrealized appreciation of $84,885. Total net assets of the Fund immediately after the transfer were $67,610,927. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Stock

At December 31, 2002, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

                                  Year Ended                  Year Ended
                               December 31, 2002           December 31, 2001
                          --------------------------  --------------------------
                             Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
High Yield Bond Fund
Class A
 Shares sold.............  31,170,862  $ 223,756,995   13,825,852  $ 108,167,413
 Shares issued on
   reinvestment..........     908,863      6,565,891      662,358      5,195,947
 Shares reacquired....... (18,527,552)  (133,816,990) (13,174,497)  (103,015,356)
                          -----------  -------------  -----------  -------------
 Net Increase............  13,552,173  $  96,505,896    1,313,713  $  10,348,004
                          ===========  =============  ===========  =============
Class B
 Shares sold.............   6,060,674  $  44,342,059    3,892,375  $  31,286,545
 Shares issued on
   reinvestment..........     841,967      6,134,224    1,007,856      7,959,640
 Shares reacquired.......  (8,533,984)   (61,343,523)  (7,308,317)   (57,201,990)
                          -----------  -------------  -----------  -------------
 Net Decrease............  (1,631,343) $ (10,867,240)  (2,408,086) $ (17,955,805)
                          ===========  =============  ===========  =============
Class 2
 Shares sold.............  10,684,781  $  78,394,935    4,660,930  $  36,770,634
 Shares issued on
   reinvestment..........     592,255      4,326,113      406,387      3,216,238
 Shares reacquired.......  (3,882,816)   (27,978,374)  (3,156,110)   (25,179,944)
                          -----------  -------------  -----------  -------------
 Net Increase............   7,394,220  $  54,742,674    1,911,207  $  14,806,928
                          ===========  =============  ===========  =============
Class O
 Shares sold.............   6,248,176  $  45,164,517    3,430,396  $  27,001,505
 Shares issued on
   reinvestment..........     534,354      3,850,912      295,159      2,303,921
 Shares reacquired.......  (3,477,205)   (24,550,177)  (2,006,823)   (15,595,605)
                          -----------  -------------  -----------  -------------
 Net Increase............   3,305,325  $  24,465,252    1,718,732  $  13,709,821
                          ===========  =============  ===========  =============

Notes to Financial Statements
(continued)


                                                 Year Ended                  Year Ended
                                              December 31, 2002           December 31, 2001
                                         --------------------------  --------------------------
                                            Shares        Amount        Shares        Amount
                                         -----------  -------------  -----------  -------------
Strategic Bond Fund
Class A
 Shares sold............................   3,296,798  $  29,239,576    2,934,225  $  26,605,909
 Shares issued on reinvestment..........     103,534        912,319       89,243        807,510
 Shares reacquired......................  (2,328,595)   (20,675,705)  (2,559,809)   (23,193,877)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   1,071,737  $   9,476,190      463,659  $   4,219,542
                                         ===========  =============  ===========  =============
Class B
 Shares sold............................   4,390,035  $  38,747,507    1,711,007  $  15,523,715
 Shares issued on reinvestment..........     262,983      2,320,658      244,611      2,216,667
 Shares reacquired......................  (1,960,218)   (17,277,390)  (1,382,483)   (12,464,303)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   2,692,800  $  23,790,775      573,135  $   5,276,079
                                         ===========  =============  ===========  =============
Class 2
 Shares sold............................   3,219,517  $  28,590,272    1,511,174  $  13,696,574
 Shares issued on reinvestment..........     195,112      1,733,803      130,874      1,192,116
 Shares reacquired......................    (925,927)    (8,248,435)    (426,219)    (3,891,705)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   2,488,702  $  22,075,640    1,215,829  $  10,996,985
                                         ===========  =============  ===========  =============
Class O
 Shares sold............................      38,597  $     342,099       10,531  $      95,000
 Shares issued on reinvestment..........       1,184         10,445        4,842         43,728
 Shares reacquired......................     (56,987)      (502,318)      (1,022)        (9,270)
                                         -----------  -------------  -----------  -------------
 Net Increase (Decrease)................     (17,206) $    (149,774)      14,351  $     129,458
                                         ===========  =============  ===========  =============

Short/Intermediate U.S. Government Fund
Class A
 Shares sold............................  12,654,236  $ 130,210,192   15,000,382  $ 152,980,478
 Net asset value of shares issued in
   connection with the transfer of Citi
   Short Term U.S. Government Income
   Fund's net assets (Note 9)...........   1,196,372     12,202,990           --             --
 Shares issued on reinvestment..........     100,855      1,038,837       37,362        379,022
 Shares reacquired...................... (10,690,298)  (109,823,972) (14,107,434)  (143,890,176)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   3,261,165  $  33,628,047      930,310  $   9,469,324
                                         ===========  =============  ===========  =============
Class B
 Shares sold............................   2,959,532  $  30,650,919    1,083,368  $  11,076,364
 Shares issued on reinvestment..........      71,681        738,965       56,536        573,594
 Shares reacquired......................    (814,428)    (8,435,121)    (465,851)    (4,726,943)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   2,216,785  $  22,954,763      674,053  $   6,923,015
                                         ===========  =============  ===========  =============
Class 2
 Shares sold............................   4,243,405  $  44,272,722    1,517,658  $  15,760,091
 Shares issued on reinvestment..........      85,104        884,618       30,832        316,292
 Shares reacquired......................  (1,878,614)   (19,669,734)    (450,812)    (4,650,564)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................   2,449,895  $  25,487,606    1,097,678  $  11,425,819
                                         ===========  =============  ===========  =============
Class O
 Shares sold............................     188,080  $   1,937,362       55,054  $     569,683
 Shares issued on reinvestment..........       8,420         87,115        3,465         35,308
 Shares reacquired......................     (19,183)      (199,293)      (3,329)       (34,253)
                                         -----------  -------------  -----------  -------------
 Net Increase...........................     177,317  $   1,825,184       55,190  $     570,738
                                         ===========  =============  ===========  =============

Notes to Financial Statements
(continued)


11. Distributions Paid to Shareholders by Class as of December 31, 2002

                                        Net Investment Net Realized  Return of
                                            Income        Gains       Capital
                                        -------------- ------------ -----------
High Yield Bond Fund
  Class A..............................  $11,216,928            --   $1,733,555
  Class B..............................   16,759,091            --    2,589,646
  Class 2..............................    8,187,544            --    1,265,208
  Class O..............................    3,348,998            --      517,807
                                         -----------   -----------  -----------
    Total..............................  $39,512,561            --   $6,106,216
                                         ===========   ===========  ===========
Strategic Bond Fund
  Class A..............................  $ 1,354,163            --   $  514,886
  Class B..............................    4,277,918            --    1,626,681
  Class 2..............................    2,206,212            --      838,786
  Class O..............................       34,296            --       13,172
                                         -----------   -----------  -----------
    Total..............................  $ 7,872,589            --   $2,993,525
                                         ===========   ===========  ===========
Short/Intermediate U.S. Government Fund
  Class A..............................  $ 1,353,248       $ 5,135   $  337,840
  Class B..............................    1,026,029         4,673      256,340
  Class 2..............................    1,005,503         4,169      251,154
  Class O..............................       76,005           277       19,014
                                         -----------   -----------  -----------
    Total..............................  $ 3,460,785       $14,254   $  864,348
                                         ===========   ===========  ===========

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                 Class A Shares
                               ---------------------------------------------------
                                 2002      2001       2000      1999       1998
                               ---------------------------------------------------
Net Asset Value, Beginning of
 Year.........................    $7.52     $8.10     $9.48      $9.89    $11.74
                               --------  --------  --------   --------  --------
Income (Loss) From Operations:
 Net investment income........     0.64*     0.80*     1.00*      1.01*     1.05
 Net realized and unrealized
   loss.......................    (0.19)    (0.47)    (1.32)     (0.36)    (1.84)
                               --------  --------  --------   --------  --------
Total Income (Loss) From
 Operations...................     0.45      0.33     (0.32)      0.65     (0.79)
                               --------  --------  --------   --------  --------
Less Distributions From:
 Net investment income........    (0.64)    (0.79)    (1.00)     (1.06)    (1.06)
 Capital......................    (0.10)    (0.12)    (0.06)        --        --
                               --------  --------  --------   --------  --------
Total Distributions...........    (0.74)    (0.91)    (1.06)     (1.06)    (1.06)
                               --------  --------  --------   --------  --------
Net Asset Value, End of Year..    $7.23     $7.52     $8.10      $9.48     $9.89
                               ========  ========  ========   ========  ========
Total Return (1)..............      6.4%      4.2%     (3.6)%      7.0%     (7.1)%
Net Assets, End of Year (000s) $196,733  $102,706  $100,065   $125,568  $145,730
Ratios to Average Net Assets:
 Expenses.....................     1.31%     1.28%     1.24%      1.27%     1.24%
 Net investment income........     8.86%    10.14%    11.32%     10.46%     9.58%
Portfolio Turnover Rate.......      106%      131%       79%        65%       66%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income........      N/A       N/A       N/A      $1.01*    $1.04
 Expense ratio................      N/A       N/A       N/A       1.29%     1.32%


High Yield Bond Fund
-----------------------------------------------------------
                                                                               Class B Shares
                                                             ---------------------------------------------------
                                                               2002      2001       2000      1999       1998
                                                             ---------------------------------------------------
Net Asset Value, Beginning of Year..........................    $7.55     $8.13     $9.48      $9.87    $11.71
                                                             --------  --------  --------   --------  --------
Income (Loss) From Operations:
 Net investment income......................................     0.59*     0.75*     0.94*      0.94*     0.97
 Net realized and unrealized loss...........................    (0.18)    (0.49)    (1.32)     (0.36)    (1.84)
                                                             --------  --------  --------   --------  --------
Total Income (Loss) From Operations.........................     0.41      0.26     (0.38)      0.58     (0.87)
                                                             --------  --------  --------   --------  --------
Less Distributions From:
 Net investment income......................................    (0.60)    (0.73)    (0.91)     (0.97)    (0.97)
 Capital....................................................    (0.09)    (0.11)    (0.06)        --        --
                                                             --------  --------  --------   --------  --------
Total Distributions.........................................    (0.69)    (0.84)    (0.97)     (0.97)    (0.97)
                                                             --------  --------  --------   --------  --------
Net Asset Value, End of Year................................    $7.27     $7.55     $8.13      $9.48     $9.87
                                                             ========  ========  ========   ========  ========
Total Return (1)............................................     5.8 %      3.3%     (4.2)%      6.3%     (7.8)%
Net Assets, End of Year (000s).............................. $194,187  $214,204  $250,003   $311,832  $327,661
Ratios to Average Net Assets:
 Expenses...................................................     2.07%     2.03%     1.99%      2.02%     1.99%
 Net investment income......................................     8.12%     9.44%    10.56%      9.74%     8.87%
Portfolio Turnover Rate.....................................      106%      131%       79%        65%       66%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................      N/A       N/A       N/A      $0.94*    $0.96
 Expense ratio..............................................      N/A       N/A       N/A       2.03%     2.07%

--------
(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                                  Class 2 Shares
                                                                  -----------------------------------------------
                                                                    2002      2001     2000      1999    1998(1)
                                                                  -----------------------------------------------
Net Asset Value, Beginning of Year...............................    $7.59    $8.16    $9.50     $9.86   $11.70
                                                                  --------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income ..........................................     0.61*    0.76*    0.96*     0.96*    0.97
 Net realized and unrealized loss................................    (0.19)   (0.47)   (1.33)    (0.35)   (1.84)
                                                                  --------  -------  -------   -------  -------
Total Income (Loss) From Operations..............................     0.42     0.29    (0.37)     0.61    (0.87)
                                                                  --------  -------  -------   -------  -------
Less Distributions From:
 Net investment income...........................................    (0.61)   (0.75)   (0.91)    (0.97)   (0.97)
 Capital.........................................................    (0.10)   (0.11)   (0.06)       --       --
                                                                  --------  -------  -------   -------  -------
Total Distributions..............................................    (0.71)   (0.86)   (0.97)    (0.97)   (0.97)
                                                                  --------  -------  -------   -------  -------
Net Asset Value, End of Year.....................................    $7.30    $7.59    $8.16     $9.50    $9.86
                                                                  ========  =======  =======   =======  =======
Total Return (2).................................................      5.9%     3.6%    (4.1)%     6.6%    (7.8)%
Net Assets, End of Year (000s)................................... $128,759  $77,726  $67,938   $84,527  $86,596
Ratios to Average Net Assets:
 Expenses........................................................     1.80%    1.77%    1.74%     1.79%    1.99%
 Net investment income...........................................     8.36%    9.64%   10.82%     9.95%    8.89%
Portfolio Turnover Rate..........................................      106%     131%      79%       65%      66%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
 Net investment income per share.................................      N/A      N/A      N/A     $0.96*   $0.96
 Expense ratio...................................................      N/A      N/A      N/A      1.81%    2.07%

High Yield Bond Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                  Class O Shares
                                                                  -----------------------------------------------
                                                                    2002      2001     2000      1999     1998
                                                                  -----------------------------------------------
Net Asset Value, Beginning of Year...............................    $7.51    $8.10    $9.48     $9.89   $11.75
                                                                  --------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income...........................................     0.67*    0.84*    1.03*     1.04*    1.09
 Net realized and unrealized loss................................    (0.19)   (0.49)   (1.32)    (0.36)   (1.86)
                                                                  --------  -------  -------   -------  -------
Total Income (Loss) From Operations..............................     0.48     0.35    (0.29)     0.68    (0.77)
                                                                  --------  -------  -------   -------  -------
Less Distributions From:
 Net investment income...........................................    (0.67)   (0.82)   (1.02)    (1.09)   (1.09)
 Capital.........................................................    (0.10)   (0.12)   (0.07)       --       --
                                                                  --------  -------  -------   -------  -------
Total Distributions..............................................    (0.77)   (0.94)   (1.09)    (1.09)   (1.09)
                                                                  --------  -------  -------   -------  -------
Net Asset Value, End of Year.....................................    $7.22    $7.51    $8.10     $9.48    $9.89
                                                                  ========  =======  =======   =======  =======
Total Return (2).................................................      6.9%     4.5%    (3.3)%     7.3%    (6.9)%
Net Assets, End of Year (000s)...................................  $47,874  $24,990  $13,027   $13,537   $8,936
Ratios to Average Net Assets:
 Expenses........................................................     0.92%    0.87%    0.99%     1.02%    1.01%
 Net investment income...........................................     9.31%   10.54%   11.56%    10.76%   10.85%
Portfolio Turnover Rate..........................................      106%     131%      79%       65%      66%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
 Net investment income...........................................      N/A      N/A      N/A     $1.04*   $1.08
 Expense ratio...................................................      N/A      N/A      N/A      1.03%    1.09%

--------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                            Class A Shares
                                                             ---------------------------------------------
                                                               2002     2001     2000      1999     1998
                                                             ---------------------------------------------
Net Asset Value, Beginning of Year..........................   $8.85    $9.13    $9.81    $10.19   $10.94
                                                             -------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income......................................    0.53*    0.76*    0.91*     0.88*    0.76
 Net realized and unrealized gain (loss)....................    0.31    (0.21)   (0.74)    (0.41)   (0.65)
                                                             -------  -------  -------   -------  -------
Total Income From Operations................................    0.84     0.55     0.17      0.47     0.11
                                                             -------  -------  -------   -------  -------
Less Distributions From:
 Net investment income......................................   (0.52)   (0.76)   (0.85)    (0.85)   (0.85)
 Net realized gains.........................................      --       --       --        --    (0.01)
 Capital....................................................   (0.20)   (0.07)   (0.00)#      --       --
                                                             -------  -------  -------   -------  -------
Total Distributions.........................................   (0.72)   (0.83)   (0.85)    (0.85)   (0.86)
                                                             -------  -------  -------   -------  -------
Net Asset Value, End of Year................................   $8.97    $8.85    $9.13     $9.81   $10.19
                                                             =======  =======  =======   =======  =======
Total Return (1)............................................     9.9%     6.2%     1.8%      5.0%     1.1%
Net Assets, End of Year (000s).............................. $29,385  $19,501  $15,871   $18,571  $21,995
Ratios to Average Net Assets:
 Total expenses, including interest expense.................      --     1.40%      --        --       --
 Total expenses, excluding interest expense (operating
   expenses)................................................    1.44%    1.38%    1.24%     1.24%    1.24%
 Net investment income......................................    6.03%    8.42%    9.61%     8.94%    7.11%
Portfolio Turnover Rate.....................................      63%      73%      84%      114%     109%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................     N/A    $0.75*   $0.90*    $0.86*   $0.74
 Expense ratio, including interest expense..................     N/A     1.52%      --        --       --
 Expense ratio, excluding interest expense (operating
   expenses)................................................     N/A     1.49%    1.39%     1.44%    3.79%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                            Class B Shares
                                                             ---------------------------------------------
                                                               2002     2001     2000      1999     1998
                                                             ---------------------------------------------
Net Asset Value, Beginning of Year..........................   $8.87    $9.14    $9.81    $10.18   $10.93
                                                             -------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income......................................    0.47*    0.71*    0.84*     0.81*    0.69
 Net realized and unrealized gain (loss)....................    0.30    (0.21)   (0.74)    (0.41)   (0.66)
                                                             -------  -------  -------   -------  -------
Total Income From Operations................................    0.77     0.50     0.10      0.40     0.03
                                                             -------  -------  -------   -------  -------
Less Distributions From:
 Net investment income......................................   (0.48)   (0.71)   (0.77)    (0.77)   (0.77)
 Net realized gains.........................................      --       --       --        --    (0.01)
 Capital....................................................   (0.18)   (0.06)   (0.00)#      --       --
                                                             -------  -------  -------   -------  -------
Total Distributions.........................................   (0.66)   (0.77)   (0.77)    (0.77)   (0.78)
                                                             -------  -------  -------   -------  -------
Net Asset Value, End of Year................................   $8.98    $8.87    $9.14     $9.81   $10.18
                                                             =======  =======  =======   =======  =======
Total Return (1)............................................     9.1%     5.6%     1.0%      4.2%     0.3%
Net Assets, End of Year (000s).............................. $93,877  $68,781  $65,645   $69,289  $67,928
Ratios to Average Net Assets:
 Total expenses, including interest expense.................      --     2.06%      --        --       --
 Total expenses, excluding interest expense (operating
   expenses)................................................    2.10%    2.03%    1.99%     1.99%    1.99%
 Net investment income......................................    5.36%    7.79%    8.84%     8.20%    6.37%
Portfolio Turnover Rate.....................................      63%      73%      84%      114%     109%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................     N/A    $0.71*   $0.83*    $0.79*   $0.67
 Expense ratio, including interest expense..................     N/A     2.09%      --        --       --
 Expense ratio, excluding interest expense (operating
   expenses)................................................     N/A     2.06%    2.13%     2.19%    2.18%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #  Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                       Class 2 Shares
                                                        ---------------------------------------------
                                                          2002     2001     2000      1999   1998(1)
                                                        ---------------------------------------------
Net Asset Value, Beginning of Year.....................   $8.93    $9.19    $9.84    $10.18   $10.94
                                                        -------  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income.................................    0.49*    0.73*    0.87*     0.83*    0.69
 Net realized and unrealized gain (loss)...............    0.32    (0.20)   (0.75)    (0.40)   (0.67)
                                                        -------  -------  -------   -------  -------
Total Income From Operations...........................    0.81     0.53     0.12      0.43     0.02
                                                        -------  -------  -------   -------  -------
Less Distributions From:
 Net investment income.................................   (0.50)   (0.73)   (0.77)    (0.77)   (0.77)
 Net realized gains....................................      --       --       --        --    (0.01)
 Capital...............................................   (0.19)   (0.06)   (0.00)#      --       --
                                                        -------  -------  -------   -------  -------
Total Distributions....................................   (0.69)   (0.79)   (0.77)    (0.77)   (0.78)
                                                        -------  -------  -------   -------  -------
Net Asset Value, End of Year...........................   $9.05    $8.93    $9.19     $9.84   $10.18
                                                        =======  =======  =======   =======  =======
Total Return (2).......................................     9.5%     5.9%     1.2%      4.5%     0.2%
Net Assets, End of Year (000s)......................... $53,358  $30,438  $20,152   $22,857  $27,327
Ratios to Average Net Assets:
 Total expenses, including interest expense............      --     1.79%      --        --       --
 Total expenses, excluding interest expense (operating
   expenses)...........................................    1.87%    1.77%    1.74%     1.76%    1.99%
 Net investment income.................................    5.48%    7.97%    9.11%     8.43%    6.37%
Portfolio Turnover Rate................................      63%      73%      84%      114%     109%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income.................................     N/A    $0.72*   $0.86*    $0.81*   $0.67
 Expense ratio, including interest expense.............     N/A     1.83%      --        --       --
 Expense ratio, excluding interest expense (operating
   expenses)...........................................     N/A     1.80%    1.89%     1.96%    2.18%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                        Class O Shares
                                                        ----------------------------------------------
                                                          2002     2001      2000      1999     1998
                                                        ----------------------------------------------
Net Asset Value, Beginning of Year.....................   $8.84     $9.12    $9.80    $10.18   $10.93
                                                        -------  --------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income.................................    0.56*     0.80*    0.94*     0.91*    0.77
 Net realized and unrealized gain (loss)...............    0.29     (0.21)   (0.74)    (0.41)   (0.63)
                                                        -------  --------  -------   -------  -------
Total Income From Operations...........................    0.85      0.59     0.20      0.50     0.14
                                                        -------  --------  -------   -------  -------
Less Distributions From:
 Net investment income.................................   (0.55)    (0.80)   (0.88)    (0.88)   (0.88)
 Net realized gains....................................      --        --       --        --    (0.01)
 Capital...............................................   (0.21)    (0.07)   (0.00)#      --       --
                                                        -------  --------  -------   -------  -------
Total Distributions....................................   (0.76)    (0.87)   (0.88)    (0.88)   (0.89)
                                                        -------  --------  -------   -------  -------
Net Asset Value, End of Year...........................   $8.93    $ 8.84    $9.12     $9.80   $10.18
                                                        =======  ========  =======   =======  =======
Total Return (2).......................................    10.1%      6.7%     2.1%      5.3%     1.3%
Net Assets, End of Year (000s).........................    $532      $679     $569      $594     $498
Ratios to Average Net Assets:
 Total expenses, including interest expense............      --      1.04%      --        --       --
 Total expenses, excluding interest expense (operating
   expenses)...........................................    1.23%     1.01%    0.99%     0.99%    0.99%
 Net investment income.................................    6.27%     8.82%    9.85%     9.30%    7.37%
Portfolio Turnover Rate................................      63%       73%      84%      114%     109%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income.................................     N/A     $0.80*   $0.92*    $0.89*   $0.75
 Expense ratio, including interest expense.............     N/A      1.05%      --        --       --
 Expense ratio, excluding interest expense (operating
   expenses)...........................................     N/A      1.02%    1.14%     1.19%    1.18%

--------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #  Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                                                Class A Shares
                                                               ------------------------------------------------
                                                                  2002       2001      2000     1999     1998
                                                               ------------------------------------------------
Net Asset Value, Beginning of Year............................ $  10.14    $   9.91    $9.84   $10.28   $10.20
                                                               --------    --------  -------  -------  -------
Income (Loss) From Operations:
 Net investment income........................................     0.36*       0.51*    0.69*    0.54*    0.55
 Net realized and unrealized gain (loss)......................     0.49        0.37     0.06    (0.39)    0.21
                                                               --------    --------  -------  -------  -------
Total Income From Operations..................................     0.85        0.88     0.75     0.15     0.76
                                                               --------    --------  -------  -------  -------
Less Distributions From:
 Net investment income........................................    (0.41)      (0.56)   (0.68)   (0.59)   (0.57)
 In excess of net investment income...........................       --          --       --       --    (0.11)
 Net realized gains...........................................    (0.00)**    (0.09)      --       --       --
 Capital......................................................    (0.09)         --       --       --       --
                                                               --------    --------  -------  -------  -------
Total Distributions...........................................    (0.51)      (0.65)   (0.68)   (0.59)   (0.68)
                                                               --------    --------  -------  -------  -------
Net Asset Value, End of Year..................................   $10.48      $10.14    $9.91    $9.84   $10.28
                                                               ========    ========  =======  =======  =======
Total Return (1)..............................................      8.6%        9.1%     7.9%     1.5%     7.6%
Net Assets, End of Year (000s)................................  $52,165     $17,378   $7,773   $5,771   $6,744
Ratios to Average Net Assets:
 Total expenses, including interest expense...................     0.80%       1.07%    0.96%      --       --
 Total expenses, excluding interest expense (operating
   expenses)(2)...............................................     0.80%       0.85%    0.84%    0.85%    0.85%
 Net investment income........................................     3.43%       5.28%    6.99%    5.34%    4.98%
Portfolio Turnover Rate.......................................       14%        176%      51%      96%     173%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
 Net investment income........................................    $0.31*      $0.45*   $0.62*   $0.45*   $0.47
 Expense ratio, including interest expense....................     1.30%       1.69%      --       --       --
 Expense ratio, excluding interest expense (operating
   expenses)..................................................     1.30%       1.47%    1.60%    1.67%    1.63%

Short/Intermediate U.S. Government Fund
---------------------------------------------------------------------------------------------------------------
                                                                                Class B Shares
                                                               ------------------------------------------------
                                                                  2002       2001      2000     1999     1998
                                                               ------------------------------------------------
Net Asset Value, Beginning of Year............................   $10.18       $9.95    $9.85   $10.29   $10.20
                                                               --------    --------  -------  -------  -------
Income (Loss) From Operations:
 Net investment income........................................     0.28*       0.49*    0.62*    0.49*    0.48
 Net realized and unrealized gain (loss)......................     0.49        0.32     0.07    (0.42)    0.21
                                                               --------    --------  -------  -------  -------
Total Income From Operations..................................     0.77        0.81     0.69     0.07     0.69
                                                               --------    --------  -------  -------  -------
Less Distributions From:
 Net investment income........................................    (0.34)      (0.49)   (0.59)   (0.51)   (0.49)
 In excess of net investment income...........................       --          --       --       --    (0.11)
 Net realized gains...........................................    (0.00)**    (0.09)      --       --       --
 Capital......................................................    (0.09)         --       --       --       --
                                                               --------    --------  -------  -------  -------
Total Distributions...........................................    (0.43)      (0.58)   (0.59)   (0.51)   (0.60)
                                                               --------    --------  -------  -------  -------
Net Asset Value, End of Year..................................   $10.52      $10.18    $9.95    $9.85   $10.29
                                                               ========    ========  =======  =======  =======
Total Return (1)..............................................      7.8%        8.3%     7.2%     0.7%     6.9%
Net Assets, End of Year (000s)................................  $46,100     $22,031  $14,832  $16,109  $15,315
Ratios to Average Net Assets:
 Total expenses, including interest expense...................     1.56%       1.86%    1.73%      --       --
 Total expenses, excluding interest expense (operating
   expenses)(3)...............................................     1.55%       1.60%    1.60%    1.60%    1.60%
 Net investment income........................................     2.71%       4.91%    6.34%    4.85%    4.20%
Portfolio Turnover Rate.......................................       14%        176%      51%      96%     173%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
 Net investment income........................................    $0.23*      $0.45*   $0.55*   $0.40*   $0.39
 Expense ratio, including interest expense....................     2.04%       2.31%      --       --       --
 Expense ratio, excluding interest expense (operating
   expenses)..................................................     2.04%       2.06%    2.37%    2.42%    2.39%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.80%.
(3) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.55%.
 * Per share amounts have been calculated using the monthly average shares method.
** Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                               Class 2 Shares
                                                 -------------------------------------------
                                                    2002      2001    2000    1999   1998(1)
                                                 -------    -------  ------  ------  -------
Net Asset Value, Beginning of Year..............  $10.24      $9.98   $9.86  $10.28  $10.19

                                                 -------    -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........................    0.31*      0.48*   0.65*   0.49*   0.48
 Net realized and unrealized gain (loss)........    0.50       0.37    0.06   (0.40)   0.21
                                                 -------    -------  ------  ------  ------
Total Income From Operations....................    0.81       0.85    0.71    0.09    0.69

                                                 -------    -------  ------  ------  ------
Less Distributions From:
 Net investment income..........................   (0.37)     (0.50)  (0.59)  (0.51)  (0.49)
 In excess of net investment income.............      --         --      --      --   (0.11)
 Net realized gains.............................   (0.00)**   (0.09)     --      --      --
 Capital........................................   (0.09)        --      --      --      --
                                                 -------    -------  ------  ------  ------
Total Distributions.............................   (0.46)     (0.59)  (0.59)  (0.51)  (0.60)
                                                 -------    -------  ------  ------  ------
Net Asset Value, End of Year....................  $10.59     $10.24   $9.98   $9.86  $10.28
                                                 =======    =======  ======  ======  ======
Total Return (2)................................     8.1%       8.7%    7.4%    0.9%    6.9%
Net Assets, End of Year (000s).................. $42,025    $15,546  $4,193  $5,351  $4,715
Ratios to Average Net Assets:
 Total expenses, including interest expense.....    1.31%      1.55%   1.48%     --      --
 Total expenses, excluding interest expense
   (operating expenses)(3)......................    1.30%      1.35%   1.35%   1.37%   1.60%
 Net investment income..........................    2.98%      4.67%   6.61%   4.91%   4.25%
Portfolio Turnover Rate.........................      14%       176%     51%     96%    173%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income
per share and expense ratios would have been:
 Net investment income..........................   $0.27*     $0.43*  $0.58*  $0.40*  $0.39
 Expense ratio, including interest expense......    1.74%      2.00%     --      --      --
 Expense ratio, excluding interest expense
   (operating expenses).........................    1.74%      1.80%   2.12%   2.20%   2.39%

Short/Intermediate U.S. Government Fund
-----------------------------------------------
                                                               Class O Shares
                                                 -------------------------------------------
                                                    2002      2001    2000    1999    1998
                                                 -------    -------  ------  ------  -------
Net Asset Value, Beginning of Year..............  $10.16      $9.94   $9.85  $10.29  $10.19

                                                 -------    -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........................    0.38*      0.57*   0.72*   0.57*   0.57*
 Net realized and unrealized gain (loss)........    0.51       0.33    0.08   (0.40)   0.23

                                                 -------    -------  ------  ------  ------
Total Income From Operations....................    0.89       0.90    0.80    0.17    0.80

                                                 -------    -------  ------  ------  ------
Less Distributions From:
 Net investment income..........................   (0.43)     (0.59)  (0.71)  (0.61)  (0.59)
 In excess of net investment income.............      --         --      --      --   (0.11)
 Net realized gains.............................   (0.00)**   (0.09)     --      --      --
 Capital........................................   (0.11)        --      --      --      --

                                                 -------    -------  ------  ------  ------
Total Distributions.............................   (0.54)     (0.68)  (0.71)  (0.61)  (0.70)

                                                 -------    -------  ------  ------  ------
Net Asset Value, End of Year....................  $10.51     $10.16   $9.94   $9.85  $10.29

                                                 =======    =======  ======  ======  ======
Total Return (2)................................     9.0%       9.3%    8.5%    1.8%    8.1%
Net Assets, End of Year (000s)..................  $2,914     $1,016    $445  $3,294  $3,330
Ratios to Average Net Assets:
 Total expenses, including interest expense.....    0.56%      0.84%   0.72%     --      --
 Total expenses, excluding interest expense
 (operating expenses)(4)........................    0.55%      0.60%   0.60%   0.60%   0.60%
 Net investment income..........................    3.68%      5.71%   7.37%   5.65%   5.52%
Portfolio Turnover Rate.........................      14%       176%     51%     96%    173%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income
per share and expense ratios would have been:
 Net investment income..........................   $0.34*     $0.52*  $0.65*  $0.48*  $0.44*
 Expense ratio, including interest expense......    0.96%      1.30%     --      --      --
 Expense ratio, excluding interest expense
 (operating expenses)...........................    0.96%      1.06%   1.36%   1.42%   1.38%

--------
(1)On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3)As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.30%.
(4)As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.55%.
 * Per share amounts have been calculated using the monthly average shares method.
** Amount represents less than $0.01 per share.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Series Funds Inc and Shareholders of
Salomon Brothers Short/Intermediate U.S. Government Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows (for Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, and Salomon Brothers Strategic Bond Fund) and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond Fund (three of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations and the cash flows (for Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 24, 2003

          Additional Stockholder Information
          (unaudited)

Annual Meeting of Stockholders

The Annual Meeting of Stockholders of the Salomon Brothers Series Funds Inc ("Investment Company") was held on August 19, 2002 and then adjourned to September 11, 2002, at which the election of Directors was considered and voted upon and further adjourned to September 16, 2002, at which the following items were considered and voted upon: (i) for Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, approval of a change in each Fund's investment objective(s), and (ii) the approval of the reclassification of the investment objective(s) of each of the Investment Company's Funds from a fundamental to a non-fundamental policy. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                                                     Votes
                   Nominees             Votes For   Withheld
                   --------            ----------- ----------
                   Carol L. Colman.... 221,835,219 14,061,187
                   Daniel P. Cronin... 222,332,129 13,564,277
                   Leslie H. Gelb..... 222,236,215 13,660,190
                   Dr. Riordan Roett.. 221,812,139 14,084,267
                   Jeswald W. Salacuse 221,824,142 14,072,264
                   R. Jay Gerken...... 222,468,693 13,427,712
                   Heath B. McLendon.. 221,912,668 13,983,737

2. For Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, approval of a change in each Fund's investment objective(s)

Stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund considered and voted upon amending each Fund's investment objective(s) from "current income" to "total return."

                                                                      Votes
                                                         Votes For   Against  Abstentions
                                                         ---------- --------- -----------
Salomon Brothers High Yield Bond Fund................... 26,061,174 1,361,141  1,330,674
Salomon Brothers Strategic Bond Fund....................  5,793,804   264,110    309,664
Salomon Brothers Short/Intermediate U.S. Government Fund  2,991,881   319,003    181,639

          Additional Stockholder Information
          (unaudited) (continued)


3. Approval of the Reclassification of the Investment Objective(s) from a Fundamental to a Non-Fundamental Policy

Stockholders considered and voted upon the reclassification of the investment objective of each of the funds of the Investment Company from a fundamental to a non-fundamental policy.

                                                                      Votes
                                                         Votes For   Against   Abstentions
                                                         ---------- ---------- -----------
Salomon Brothers Asia Growth Fund.......................    472,124     52,517     48,494
Salomon Brothers Balanced Fund..........................  2,944,363    208,350    271,565
Salomon Brothers Cash Management Fund...................  5,490,875 10,006,575    932,501
Salomon Brothers High Yield Bond Fund................... 19,706,000  7,591,598  1,455,390
Salomon Brothers Institutional Money Market Fund........  1,901,805 44,363,921 18,868,481
Salomon Brothers International Equity Fund..............    583,011     26,075     32,200
Salomon Brothers Large Cap Core Equity Fund.............    400,936         --         --
Salomon Brothers Large Cap Growth Fund..................    335,841     28,924     18,845
Salomon Brothers New York Municipal Money Market Fund... 50,835,856 20,576,175  6,243,724
Salomon Brothers Small Cap Growth Fund..................  7,601,971    833,711    447,504
Salomon Brothers Strategic Bond Fund....................  5,635,128    398,934    333,514
Salomon Brothers Short/Intermediate U.S. Government Fund  2,927,927    381,594    183,002

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-SALOMON.

                                                                                        Number of
                                                  Term of                               Portfolios
                                                  Office*                                in Fund
                                                    and                                  Complex
                                 Position(s) Held Length                                 Overseen           Other
                                 with Investment  of Time    Principal Occupation(s)        by          Directorships
Name, Address and Age                Company      Served     During Past Five Years      Director      Held by Director
---------------------            ---------------- ------- ----------------------------- ---------- ------------------------
Non-Interested Directors:
Carol L. Colman                      Director      Since  President, Colman                 33               None
Colman Consulting Co., Inc.                        1996   Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                     Director      Since  Associate General Counsel,        30               None
Pfizer Inc.                                        1996   Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director      Since  President, The Council on         32     Director of 2 registered
The Council on Foreign Relations                   2002   Foreign Relations; formerly,             investment companies
58 East 68th Street                                       Columnist, Deputy Editorial              advised by Advantage
New York, NY 10021                                        Page Editor, Op-Ed Page, The             Advisers, Inc.
Age 65                                                    New York Times                           ("Advantage")

Riordan Roett                        Director      Since  Professor and Director, Latin     32     The Latin
The Johns Hopkins University                       2002   America Studies Program,                 America Equity
1740 Massachusetts Ave., NW                               Paul H. Nitze School of                  Fund, Inc.
Washington, DC 20036                                      Advanced International
Age 64                                                    Studies, The Johns Hopkins
                                                          University

Jeswald W. Salacuse                  Director      Since  Henry J. Braker Professor of      32     Director of 2 registered
Tufts University -- The Fletcher                   2002   Commercial Law and                       investment companies
 School of Law & Diplomacy                                formerly Dean, The Fletcher              advised by Advantage
160 Packard Avenue                                        School of Law & Diplomacy,
Medford, MA 02155                                         Tufts University; formerly,
Age 65                                                    Fulbright Distinguished Chair
                                                          in Comparative Law,
                                                          University of Trento, Italy.

          Additional Information
          (unaudited) (continued)

                                                                                         Number of
                                                                                        Portfolios
                                              Term of                                     in Fund
                           Position(s) Held Office* and                                   Complex
                           with Investment   Length of      Principal Occupation(s)      Overseen   Other Directorships
Name, Address and Age          Company      Time Served     During Past Five Years      by Director  Held by Director
---------------------      ---------------- ----------- ------------------------------- ----------- -------------------
Interested Director:
R. Jay Gerken              Chairman,           Since    Managing Director of                227            None
Salomon Smith Barney Inc.  President and       2002     Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor Chief Executive              ("SSB"); Chairman, President
New York, NY 10022         Officer                      and Chief Executive Officer
Age 51                                                  of Smith Barney Fund
                                                        Management LLC ("SBFM"),
                                                        Travelers Investment
                                                        Adviser, Inc. ("TIA") and
                                                        Citi Fund Management Inc.
                                                        formerly portfolio manager,
                                                        Smith Barney Growth and
                                                        Income Fund (1994-2000)

Officers:
Lewis E. Daidone           Executive Vice      Since    Managing Director of SSB;           N/A            N/A
SSB                        President and       2002     Chief Financial Officer and
125 Broad Street           Chief                        Treasurer mutual funds
11th Floor                 Administrative               affiliated with Citigroup Inc.;
New York, NY 10004         Officer                      Director and Senior Vice
Age 45                     Senior Vice         1998-    President of SBFM and TIA
                           President and       2002
                           Treasurer

Robert E. Amodeo           Executive Vice      Since    Managing Director (since            N/A            N/A
Salomon Brothers Asset     President           1992     2002) and Director (from
 Management Inc                                         1999 to 2002), Salomon
399 Park Avenue, 4th Floor                              Brothers Asset Management
New York, NY 10022                                      Inc ("SBAM") and SSB; Vice
Age 37                                                  President (from 1992 to
                                                        1999), SBAM and SSB

Charles K. Bardes          Executive Vice      Since    Vice President (since 1997)         N/A            N/A
SBAM                       President           1998     and formerly, employee of
399 Park Avenue, 4th Floor                              SBAM and SSB
New York, NY 10022
Age 43

James E. Craige            Executive Vice      Since    Managing Director of SBAM           N/A            N/A
SBAM                       President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

          Additional Information
          (unaudited) (continued)

                                            Term of                            Number of
                                            Office*                           Portfolios
                                              and                               in Fund
                           Position(s) Held Length                              Complex
                           with Investment  of Time  Principal Occupation(s)   Overseen   Other Directorships
Name, Address and Age          Company      Served   During Past Five Years   by Director  Held by Director
---------------------      ---------------- ------- ------------------------- ----------- -------------------

Thomas A. Croak             Executive Vice   Since  Vice President of SBAM        N/A             N/A
SBAM                        President        1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

John B. Cunningham          Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Thomas K. Flanagan          Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        1995   since 1999, Director of
399 Park Avenue, 4th Floor                          SBAM and SSB (1991 to
New York, NY 10022                                  1999)
Age 49

John G. Goode               Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable              Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44

Michael A. Kagan            Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Kevin Kennedy               Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger M. Lavan              Executive Vice   Since  Managing Director of SBAM     N/A             N/A
SBAM                        President        1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

          Additional Information
          (unaudited) (continued)

                                              Term of                               Number of
                                              Office*                              Portfolios
                                                and                                  in Fund
                             Position(s) Held Length                                 Complex
                             with Investment  of Time   Principal Occupation(s)     Overseen   Other Directorships
Name, Address and Age            Company      Served    During Past Five Years     by Director  Held by Director
---------------------        ---------------- ------- ---------------------------- ----------- -------------------

Nancy A. Noyes                Executive Vice   Since  Managing Director of SBAM        N/A             N/A
SBAM                          President        1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

Maureen O'Callaghan           Executive Vice   Since  Managing Director (since         N/A             N/A
SBAM                          President        1997   January 2001) and previously
399 Park Avenue, 4th Floor                            Director and Vice President
New York, NY 10022                                    (prior to 2001) of SBAM
Age 38

Beth A. Semmel                Executive Vice   Since  Managing Director of SBAM        N/A             N/A
SBAM                          President        1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                Executive Vice   Since  Managing Director of SBAM        N/A             N/A
SBAM                          President        1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson          Executive Vice   Since  Director of SBAM                 N/A             N/A
SBAM                          President        1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                Vice President   Since  Director of SBAM                 N/A             N/A
SBAM                          and Chief        2002
399 Park Avenue, 4th Floor    Anti-Money
New York, NY 10022            Laundering
Age 41                        Compliance
                              Officer

Frances M. Guggino            Controller       Since  Vice President of SSB            N/A             N/A
SSB                                            2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary        Since  Managing Director of SSB;        N/A             N/A
SSB                                            1998   General Counsel and
300 First Stamford Place                              Secretary of SBFM and TIA
Stamford, CT 06902
Age 52

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

          Tax Information
          (unaudited)


For Federal tax purposes the High Yield Bond Fund hereby designates for fiscal year ended December 31, 2002 a percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction of 1.55%.

Percentages of ordinary income dividends paid from net investment income derived from federal obligations which may be exempt from taxation at the state level:

                 Strategic Bond Fund....................  9.78%
                 Short/Intermediate U.S. Government Fund 32.12%

Salomon Brothers Investment Series



INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors

CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE

Officers

R. JAY GERKEN
    Chairman, President
    and Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President
    and Chief Administrative Officer
ROBERT E. AMODEO
    Executive Vice President
CHARLES K. BARDES
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS A. CROAK
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
    Executive Vice President
KEVIN KENNEDY
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
NANCY A. NOYES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
    Vice President and
    Chief Anti-Money Laundering
    Compliance Officer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                            ----------------------------
                                        Asset Management







                  399 PARK AVENUE . NEW YORK, NEW YORK 10022

SBSFIANN                                                                 03-4510

ANNUAL
REPORT
December 31, 2002

                                                                         [PHOTO]
                                                                         [PHOTO]
                                                                         [PHOTO]

                                SALOMON BROTHERS
                                ASSET MANAGEMENT

SALOMON BROTHERS                     . NEW YORK MUNICIPAL
------------------------------------   MONEY MARKET FUND

                                     . CASH MANAGEMENT FUND

 For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

 Salomon Brothers offers...
 Quality Service
 Scope of Choice
 An Information Advantage

 We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

 We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.


 BRIDGING WALL STREET OPPORTUNITIES
 ===============================================================================
 TO YOUR FINANCIAL FUTURE

      RICH TRADITION
 -------------------

      Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.


      GLOBAL RESOURCES
 ---------------------

      We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

      INVESTMENT EXPERTISE
 -------------------------

      Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

      PERFORMANCE
 ----------------

      We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

      INFORMATION ADVANTAGE
 --------------------------

      We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents


LETTER FROM THE CHAIRMAN................   2

THE SALOMON BROTHERS INVESTMENT SERIES

  NEW YORK MUNICIPAL MONEY MARKET FUND..   3

  CASH MANAGEMENT FUND..................   6

SCHEDULES OF INVESTMENTS................   9

STATEMENTS OF ASSETS AND LIABILITIES....  13

STATEMENTS OF OPERATIONS................  14

STATEMENTS OF CHANGES IN NET ASSETS.....  15

NOTES TO FINANCIAL STATEMENTS...........  17

FINANCIAL HIGHLIGHTS....................  22

REPORT OF INDEPENDENT ACCOUNTANTS.......  26

ADDITIONAL STOCKHOLDER INFORMATION......  27

TAX INFORMATION.........................  28

ADDITIONAL INFORMATION..................  29

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES IBC

[PHOTO]

 R. Jay Gerken
 Chairman, President and Chief Executive Officer


SALOMON BROTHERS INVESTMENT SERIES
Letter From the Chairman


DEAR SHAREHOLDER:

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Investment Series -- New York Municipal Money Market Fund and Cash Management Fund ("Fund"), replacing Heath
B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Funds or that the percentage of the Funds assets in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Funds holdings. Also, please note that any discussion of the Funds holdings, the Funds performance and the portfolio managers views are as of December 31, 2002 and are subject to change.

[GRAPHIC]

THE FUND MANAGERS

[PHOTO]

Charles K. Bardes,
Executive Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience. Mr. Bardes shares responsibility for day-to-day Fund management.

[PHOTO]

 Thomas A. Croak,

Executive Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund management.


SALOMON BROTHERS
New York Municipal
Money Market Fund


PERFORMANCE REVIEW

As of December 31, 2002, the New York Municipal Money Market Fund's ("Fund") Class A shares' seven-day current yield was 1.22% and its seven-day effective yield/1/, which reflects compounding, was 1.22%. These numbers are the same due to rounding.

INVESTMENT STRATEGY

The Fund seeks as high a level of current income exempt from regular federal income taxes and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.

Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, or the Fund could underperform other short-term debt instruments or money-market funds.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Tax-exempt money market funds enjoyed a banner year in 2002. In spite of low nominal yields, prospects for a volatile economic recovery and heightened concerns about terrorism and war, investors continued to pour cash into the shorter-end of the yield curve (i.e., issues scheduled to mature over the short-term). Mostly due to an abundance of supply, yields on tax-exempt issues remained more attractive than those on many of their taxable counterparts on an after-tax basis. New issuance of money market municipal instruments exceeded $70 billion for the year, the highest dollar amount on record. Investors continued to rivet their attention on economic forecasts, waiting to see if the numbers released would point toward an economic recovery.

At the conclusion of its meeting on March 19, 2002, the Federal Open Market Committee ("FOMC"),/2/ changed its bias on monetary policy from "weakness" to "neutral" citing at the time that "against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to prospects for both goals." Additionally, as stories of accounting irregularities and

--------
/1/ The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
/2/ The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4

other scandalous activities surfaced, investors began shifting money from the embattled equity and corporate bond markets into the U.S. Treasury markets and money markets.

The rally in tax-exempt issues continued through the summer of 2002, as rates on Variable Rate Demand Notes ("VRDNs")/3/ dropped precipitously in July in response to the traditional increase in the demand for money market instruments (caused by an influx of investable cash from maturing bonds and coupon interest payments). As economic readings pointed toward a sluggish U.S. economy, coupled with the escalation of the prospect of war with Iraq, the "flight-to-quality" reallocation of investment capital from stocks into bonds and money market funds continued. At its meeting on August 14, 2002, the FOMC left its target for the federal funds rate ("fed funds rate")/4/ unchanged. However, the FOMC changed its monetary policy back to weakness, citing "heightened uncertainty related to problems in corporate reporting and governance have prolonged a slowdown in economic growth."

The market was flooded with supply in October of 2002, as the State of California offered a record $12 billion of short-term notes and variable-rate issues on the market. The notes were mainly used to repay the costs the State incurred in purchasing electrical power during the 2001 crisis. However, a significant portion of the borrowing was used to fund the state's cash needs. Dealers were spooked by the plethora of variable rate supply, and yields on rate-reset issues began to approach the levels of those on taxable issues. The trading levels on one-year notes began to back up significantly, as higher yielding VRDNs became an investment instrument of choice for many investors.

At its meeting on November 6, 2002, the FOMC lowered its target on the fed funds rate by half a percentage point to 1.25% (the reduction was larger than what many market observers had expected). The FOMC also changed its monetary policy bias again, stating, "the risks are balanced" between weakness and inflation in the economy. With tax-exempt rates hovering at similar levels to those on overnight repos,/5/ investors in taxable issues cannibalized the VRDN market, buying up virtually any available supply. Tax-exempt money funds found themselves scrambling for issues. Fearful of being stuck with excess inventory across year-end, remarketing agents were not overly anxious to adjust rates on VRDNs lower, in spite of the stronger demand from investors of both taxable and tax-exempt issues.

Rates eventually dropped as dealer remarketing agents, less concerned with carrying inventory, dropped rates on VRDNs to new lows. The Bond Market Association Municipal Swap Index, a benchmark for tax-exempt rates, was

--------
/3/ VRDNs are floating-rate notes with yields pegged to short-term interest rates and that may be sold back at par to the dealer/remarketing agent.


/4/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

/5/ A repo, also known as a repurchase agreement, is a form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors usually on an overnight basis and buys them back the following day.

set to a historical low of 1.01% in the middle of December 2002. Nevertheless, VRDNs still represented value, in our view, and continued to attract buyers of issues in both the taxable and tax-exempt universe.

PORTFOLIO MANAGER MARKET FUND OUTLOOK

Market pundits believe that the fed funds rate has hit bottom and that the FOMC will not act to lower rates any further in the near future. Nevertheless, the forecast from many market observers is that an economic recovery may not arise until the second half of 2003. In the weeks and months ahead, our strategy for the Fund will be to continue to invest its assets in securities that are among the highest quality available to money market funds. A selective mix of municipal notes and VRDNs has enabled the Fund to perform very favorably relative to peers in its category.

Thank you for your investment in the New York Municipal Money Market Fund. We look forward to continuing to help you meet your investment objectives.

January 17, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 and 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.

[GRAPHIC]

 THE FUND MANAGER


[PHOTO]

Kevin Kennedy,

Executive Vice President, Investment Officer and Portfolio Manager. He has 24 years of investment industry experience. Mr. Kennedy is responsible for day-to-day Fund management.


SALOMON BROTHERS

Cash Management Fund


PERFORMANCE REVIEW

As of December 31, 2002, the Cash Management Fund's ("Fund") Class A shares' seven-day current yield was 0.93% and its seven-day effective yield,/1/ which reflects compounding, was 0.94%.

INVESTMENT STRATEGY

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities. The Fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, bankers' acceptances, Variable Rate Demand Notes ("VRDNs"),/2/ certificates of deposit, mortgage-backed and asset-backed securities, repurchase agreements and fixed time deposits. While the Money Market Fund invests primarily in securities of U.S. issuers, the Fund may also invest in U.S. dollar-denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the Fund invests may have fixed or variable rates of interest. The Fund normally maintains at least 25% of its asset in bank obligations.

Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund, or the Fund could underperform other short-term debt instruments or money market funds.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Macroeconomic fundamentals such as perceptions of benign inflation, slow economic growth and historically low interest rates prompted many investors concerned about equity market volatility to shift their money from equities into fixed-income investment instruments during 2002.

--------
/1/ The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
/2/ VRDNs are floating-rate notes with yields pegged to short-term interest rates and that may be sold back at par to the dealer/remarketing agent.

In contrast to 2001, when the Federal Open Market Committee ("FOMC")/3/ cut the short-term federal funds rate ("fed funds rate")/4/ on 11 occasions to help stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first ten months of 2002. During this time, amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of high-grade fixed-income securities, particularly U.S. Treasuries, benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives.

As the reporting period advanced, the release of new economic data prompted investors to question the momentum behind an economic recovery. Short-term yields dropped lower in the second half of the calendar year as it appeared that the U.S. economy would continue to grow at a below-trend pace through the remainder of 2002. In response, on November 6th the FOMC reduced its target for the fed funds rate by half a percentage point to a 41-year low of 1.25%. Geopolitical concerns, falling equity prices and the reluctance on the part of corporate America to shift from a cost-cutting to a spending-and-hiring mode reinforced the widespread view among investors that the economic recovery was not coming along as many had anticipated.

Supply of investment-grade commercial paper contracted during 2002. Many corporations reduced business investments and capital expenditures, thereby reducing their need to borrow capital. Still, other firms focused more on liquidity and repairing their financial health as short-term debt was termed out and maturities were extended. In the government market, especially during the latter part of 2002, we observed an increase in short-dated government agency discount notes to replace maturing medium-dated callable securities. In terms of our investment approach given these market considerations, we purchased high-quality bank certificates of deposits, government securities and asset-backed securities.

PORTFOLIO MANAGER MARKET OUTLOOK

As 2003 gets underway, the U.S. economy is facing many obstacles on its course towards establishing a more solid growth path. However, we believe the seeds continue to be sown for what could be a stronger rebound than anticipated toward the latter part of the year. Monetary and fiscal policies are extremely stimulative and selected economic indicators have improved over prior periods (e.g., manufacturing data from the Institute of Supply Management and jobless claims data). Commodity prices have risen quite sharply versus prior periods and mortgage refinancings continue to be reported at a strong pace, positively impacting consumer balance sheets. We believe these

--------
/3/ The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

/4/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

factors bode well for a strong recovery beginning in the middle of 2003. We believe that Federal Reserve Board policy will essentially remain stable over the next several months and that the next move in short-term interest rates will be higher rather than lower. Given that prices of fixed-income securities, particularly those with longer-term maturities, move inversely to interest rates and yields, we believe that in anticipation of a rate hike, the combination of scenarios above will likely lead to a steeper yield curve/5/ (i.e., the gap between yields on fixed-income securities with long-term maturities versus those on short-term issues will likely widen) during the first half of 2003.

PORTFOLIO MANAGER FUND OUTLOOK

Currently, the short-term yield curve is fairly flat and we do not believe that investing in issues with extended maturities would generate significant rewards for investors. In our view, a series of critical events have added uncertainty to the marketplace and the potential for war with Iraq is at the forefront. The sooner this issue can be resolved, the more focused investors may become on the economy. Given our aforementioned market outlook, our investment tactics call for maintaining neutral average maturities in the portfolios and seeking issues with extended maturities when more attractive yields present themselves.

Thank you for your investment in the Cash Management Fund. We look forward to continuing to help you meet your investment objectives.

January 17, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 and 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of December 31, 2002 and are subject to change.

--------
/5/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

          Schedules of Investments
          December 31, 2002


Salomon Brothers New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                    Yield to
   Face                                                                         Maturity on Date Maturity
  Amount                                 Security                                 of Purchase+     Date       Value
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
New York -- 92.4%
$1,550,000 Auburn, NY IDA Goulds Pumps Inc. Project VR.........................      1.70%         1/1/03 $   1,550,000
   300,000 Chautauqua County, NY IDA Acu-Rite Inc. Project VR..................       1.70         1/1/03       300,000
   565,000 Colonie, NY Housing Development Corp. Colonie Terrence
            Apartments VR CE...................................................       1.70         5/1/03       565,000
   500,000 Dutchess County, NY IDA Adam Fairacare Farms VR.....................       1.60         1/2/03       500,000
   480,000 Erie County, NY IDA Series A VR.....................................       1.60         1/2/03       480,000
 3,000,000 Hempstead, NY IDA Trigen - Nassau Energy VR CE......................       1.60         1/1/03     3,000,000
 2,775,000 Huntington, NY GO CE................................................       2.00       12/19/03     2,796,142
   490,000 Jay Street Development Corp, NY Certificate Facility Series A VR....       1.55         1/2/03       490,000
   800,000 Long Island Power Authority, NY Electric System Revenue Series 7 VR,
            MBIA                                                                      1.49         1/1/03       800,000
 4,000,000 Metropolitan Transit Authority, NY Series G VR CE...................       1.49         1/1/03     4,000,000
 3,500,000 Monroe County, NY IDA Wegmans Enterprise VR CE......................       1.65         1/1/03     3,500,000
 1,170,000 Monroe County, NY IDA Genesee Metal VR CE...........................       1.65         1/2/03     1,170,000
   525,000 Monroe County, NY IDA Mercury Print VR..............................       1.85         1/2/03       525,000
 2,640,000 Monroe County, NY IDA BenMar Manufacturing Facility VR CE...........       1.80         1/3/03     2,640,000
   910,000 Monroe County, NY IDA Axelrod Realty VR CE..........................       1.45         6/1/03       910,000
   700,000 Monroe County, NY IDA National Development Council VR...............       2.00        6/15/03       700,000
   150,000 Nassau County, NY IDA Slant Financial Corp. Project VR CE...........       1.60         1/2/03       150,000
 5,800,000 Nassau County, NY Interim Finance Authority Sales Tax
            Series A VR CE.....................................................       1.50         1/1/03     5,800,000
 1,300,000 New York City, NY Housing Development Corp. One Columbus Place
            Development VR CE..................................................       1.40         1/1/03     1,300,000
 1,500,000 New York City, NY Housing Development Corp. Parkgate
            Development VR CE..................................................       1.55         1/1/03     1,500,000
 5,000,000 New York City, NY Housing Development Corp. Mortgage First
            Avenue Development VR CE...........................................       1.60         1/1/03     5,000,000
 1,500,000 New York City, NY IDA Childrens Oncology Society VR CE..............       1.55         1/1/03     1,500,000
 4,300,000 New York City, NY Transitional Finance Authority N.Y.C. Recovery
            Series 3 CE........................................................       1.55         1/1/03     4,300,000
 2,700,000 New York City, NY Trust For Cultural Resources Museum of
            Broadcasting VR....................................................       1.50         1/1/03     2,700,000
 1,415,000 New York State, Bridge Authority Revenue Series B CE................       3.00         1/1/03     1,415,000
 1,425,000 New York State, Dormitory Authority Cornell University VR...........       1.45         1/2/03     1,425,000
 1,300,000 New York State, Dormitory Authority Cornell University VR...........       1.75         1/2/03     1,300,000
 5,500,000 New York State, Energy Research and Development Corp. VR............   1.55 to 1.70     1/2/03     5,500,000
 3,600,000 New York State, HFA 20 River Housing VR CE..........................       1.55         1/1/03     3,600,000
 7,600,000 New York State, HFA E 39 Street Housing VR CE.......................       1.60         1/1/03     7,600,000
 4,000,000 New York State, Local Government Assistance Corp. Series B VR.......       1.50         1/1/03     4,000,000
 3,200,000 New York State, Local Government Assistance Corp. Series C VR.......       1.45         1/2/03     3,200,000
 1,230,000 New York, NY GO Subseries A-6 VR....................................       1.55         1/1/03     1,230,000
 2,850,000 New York, NY GO Subseries B-2 VR....................................       1.55         1/2/03     2,850,000
   230,000 Niagara County, NY IDA MMARS Second Project VR......................       1.65         1/2/03       230,000
 5,500,000 Onondaga County, NY IDA Marellus Casket Co. Inc. VR CE..............       1.75         1/2/03     5,500,000
 1,830,000 Otsego County, NY IDA St. James Retirement Community VR CE..........       1.75         1/2/03     1,830,000
 3,550,000 Suffolk County, NY IDA MMARS Third Project Wolf Family VR CE........       1.60         1/2/03     3,550,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                       Yield to
   Face                                                            Maturity on Date Maturity
  Amount                          Security                           of Purchase+     Date       Value
----------------------------------------------------------------------------------------------------------
New York -- 92.4% (continued)
$3,800,000 Syracuse, NY IDA Byrne Dairy Inc. Facilities VR CE.....       1.70%       1/1/03  $   3,800,000
 4,000,000 Triborough Bridge and Tunnel Authority Series F CE.....       1.60        1/2/03      4,000,000
 4,235,000 Ulster County, NY IDA Hunter Panels LLC VR CE..........       1.55        1/1/03      4,235,000
   515,000 Wyoming County, NY IDA American Precision
             Industries Inc. VR CE................................       1.60        1/2/03        515,000
                                                                                             -------------
                                                                                               101,956,142
                                                                                             -------------
Puerto Rico -- 7.6%
 5,000,000 Puerto Rico Commonwealth Government Development Bank VR       1.40        1/1/03      5,000,000
 2,335,000 Puerto Rico Municipal Financial Agency GO VR CE........       1.45        1/2/03      2,335,000
 1,000,000 Puerto Rico Telephone Authority Revenue CE.............       4.95        1/1/03      1,000,000
                                                                                             -------------
                                                                                                 8,335,000
                                                                                             -------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $110,291,142*)..........................................................  $110,291,142
                                                                                             =============

--------
+Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds whose yields are determined on date of the last interest rate change. For VR and Put Bonds, maturity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  CE --  Credit Enhancement.
  GO --  Government Obligation.
  HFA  --  Housing Finance Authority.
  IDA--  Industrial Development Authority.
  MBIA -- Issued as to principal and interest by the Municipal Bond Investors Assurance Corporation.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Cash Management Fund
--------------------------------------------------------------------------------

                                                                  Yield to
   Face                                                       Maturity on Date Maturity
  Amount                       Security                         of Purchase+     Date      Value
---------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 5.7%
Certificates of Deposit (Domestic) -- 3.8%
$1,000,000 Chase Manhattan Bank..............................       1.30%       6/4/03  $ 1,000,000
 1,000,000 Credit Lyonnais...................................       1.37        2/5/03    1,000,000
                                                                                        -----------
                                                                                          2,000,000
                                                                                        -----------
Certificate of Deposit (Euro) -- 1.9%
 1,000,000 HBOS Treasury Services............................       1.32        5/6/03    1,000,000
                                                                                        -----------
           TOTAL CERTIFICATES OF DEPOSIT
           (Cost -- $3,000,000)..............................                             3,000,000
                                                                                        -----------
COMMERCIAL PAPER -- 60.1%
 1,500,000 ABSC Capital Corp. CE.............................       1.75       1/10/03    1,499,344
 1,500,000 Amstel Funding CE.................................       1.66        2/7/03    1,497,456
 1,000,000 Atomium Funding Corp. CE..........................       1.41       2/20/03      998,042
 1,000,000 Brahms Funding Corp...............................       1.50       2/21/03      997,875
 1,250,000 Compass Securitization LLC CE.....................       1.77       2/19/03    1,249,958
 1,000,000 Fenway Funding LLC................................       1.48       2/13/03      998,244
 1,000,000 Galaxy Funding Inc. CE............................       1.76        1/8/03      999,660
 1,000,000 Gemini Securitization Corp. CE....................       1.37       1/21/03      999,239
 1,000,000 Grampian Funding LLC CE...........................       1.35       2/11/03      998,462
 1,000,000 Mane Funding Corp.................................       1.41        4/9/03      996,189
 1,500,000 MICA Funding LLC CE...............................       1.49       1/22/03    1,498,696
 1,000,000 Moat Funding LLC..................................       1.82       3/20/03      996,100
 1,000,000 Ness PLC CE.......................................       1.77       3/25/03      995,965
 1,000,000 Nieuw Amsterdam Receivables CE....................       1.37       1/24/03      999,125
 1,000,000 Nyala Funding LLC.................................       1.75       1/17/03      999,227
 1,000,000 Paradigm Funding LLC CE...........................       1.75        1/9/03      999,613
 1,000,000 Pennine Funding...................................       1.35       2/18/03      998,200
 1,500,000 Perry Global Funding CE...........................       1.63       4/28/03    1,492,054
 1,000,000 Polonius Inc. CE..................................       1.81       2/20/03      997,500
 1,000,000 Shell Finance.....................................       1.71        3/6/03      996,978
 1,000,000 Silver Tower US Funding LLC CE....................       1.82       3/12/03      996,500
 1,000,000 Stadshypotek Del Inc..............................       1.35       2/10/03      998,500
 1,000,000 Starbird Funding Corp. CE.........................       1.35       1/15/03      999,475
 1,000,000 Superior Funding CE...............................       1.50        1/9/03      999,666
 1,000,000 Surrey Funding Corp. CE...........................       1.37       2/28/03      997,809
 1,500,000 Three Pillars Funding Corp. CE....................       1.36       3/19/03    1,495,669
 1,000,000 Thunder Bay Funding Inc. CE.......................       1.41       2/18/03      998,133
 1,000,000 Trident Capital Finance Inc. CE...................       1.34        3/6/03      997,618
 1,000,000 Witmer Funding LLC................................       1.60       1/10/03      999,600
                                                                                        -----------
           TOTAL COMMERCIAL PAPER
           (Cost -- $31,690,897).............................                            31,690,897
                                                                                        -----------
MUNICIPAL NOTES -- 14.6%
   180,000 Baptist Health Systems VR MBIA....................       1.55        1/1/03      180,000
 1,100,000 California PCR, Arco Environment VR...............       1.40        1/1/03    1,100,000
   745,000 Dade County, Florida Expressway Authority VR FGIC
            CE...............................................       1.55        1/2/03      745,000
   725,000 District of Columbia University VR CE.............       1.47        1/2/03      725,000
   900,000 Illinois Student Assistance Commission VR CE......       1.50        1/1/03      900,000
 1,000,000 Lexington Fayette, Kentucky VR CE.................       1.48        1/1/03    1,000,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Cash Management Fund
--------------------------------------------------------------------------------

                                                                  Yield to
   Face                                                       Maturity on Date              Maturity
  Amount                 Security                               of Purchase+                  Date                   Value
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES -- 14.6% (continued)
$   765,000 Maryland Stadium Authority VR CE.................       1.40%                    1/1/03              $     765,000
    175,000 New Jersey EDA VR CE.............................       1.61                     1/6/03                    175,000
    920,000 Pennsylvania EDA VR..............................       1.55                     1/1/03                    920,000
  1,200,000 Sacramento County, California VR CE..............       1.44                     1/1/03                  1,200,000
                                                                                                                 -------------
            TOTAL MUNICIPAL NOTES
            (Cost -- $7,710,000).............................                                                        7,710,000
                                                                                                                 -------------
REPURCHASE AGREEMENT -- 19.6%
 10,349,000 SBC Warburg, 1.25% due 1/2/03; Proceeds at maturity -- $10,349,719; (Fully collateralized by Federal
             Home Loan Bank Bonds, 7.230% due 9/8/15; Market value -- $10,567,900)
             (Cost -- $10,349,000)..............................................................................    10,349,000
                                                                                                                 -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $52,749,897*)..............................................................................   $52,749,897
                                                                                                                 =============

--------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds whose yields are determined on date of the last interest rate change. For VR and Put Bonds, maturity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
 CE  -- Credit Enhancement.
 EDA -- Economic Development Authority.
 FGIC-- Issued as to principal and interest by the Financial Guaranty Insurance
     Corporation.
 LLC -- Limited Liability Company.
 MBIA-- Issued as to principal and interest by the Municipal Bond Investors
     Assurance Corporation.
 PCR -- Pollution Control Revenue.
 PLC -- Private Limited Company.


                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          December 31, 2002



                                                  New York
                                                 Municipal      Cash
                                                Money Market Management
                                                    Fund        Fund
        ----------------------------------------------------------------
        ASSETS:
          Investments, at amortized cost....... $110,291,142 $52,749,897
          Cash.................................       76,359         133
          Interest receivable..................      163,348      11,089
          Receivable from manager..............       21,853       7,806
                                                ------------ -----------
          Total Assets.........................  110,552,702  52,768,925
                                                ------------ -----------
        LIABILITIES:
          Dividends payable....................       10,048      14,420
          Payable for securities purchased.....           --   2,000,000
          Accrued expenses.....................       49,754      46,046
                                                ------------ -----------
          Total Liabilities....................       59,802   2,060,466
                                                ------------ -----------
        Total Net Assets....................... $110,492,900 $50,708,459
                                                ============ ===========
        NET ASSETS:
          Par value of shares of capital stock. $    110,640 $    50,710
          Capital paid in excess of par value..  110,382,260  50,657,749
                                                ------------ -----------
        Total Net Assets....................... $110,492,900 $50,708,459
                                                ============ ===========
        Shares Outstanding:
        Class A................................    6,395,426  12,689,900
                                                ============ ===========
        Class B................................           --  12,927,669
                                                ============ ===========
        Class 2................................       10,504   9,109,251
                                                ============ ===========
        Class O................................  104,233,972  15,982,712
                                                ============ ===========
        Net Asset Value:
        Class A................................        $1.00       $1.00
                                                ============ ===========
        Class B................................           --       $1.00
                                                ============ ===========
        Class 2................................        $1.00       $1.00
                                                ============ ===========
        Class O................................        $1.00       $1.00
                                                ============ ===========

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2002




                                                                                       New York
                                                                                      Municipal      Cash
                                                                                     Money Market Management
                                                                                         Fund        Fund
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................................................  $1,752,523  $ 847,669
                                                                                      ----------  ---------
EXPENSES:
  Management fees (Note 2)..........................................................     226,478     93,143
  Administration fees (Note 2)......................................................      56,620     23,286
  Audit and legal...................................................................      53,017     51,492
  Shareholder and system servicing fees.............................................      46,251    103,909
  Shareholder communications........................................................      26,602     16,802
  Custody...........................................................................      17,631     17,066
  Registration fees.................................................................      10,482     58,279
  Directors' fees...................................................................       2,251      1,022
  Other.............................................................................       3,246      5,817
                                                                                      ----------  ---------
  Total Expenses....................................................................     442,578    370,816
  Less: Management and administration fee waiver and expense reimbursement (Note 2).     (44,848)  (115,646)
                                                                                      ----------  ---------
  Net Expenses......................................................................     397,730    255,170
                                                                                      ----------  ---------
Net Investment Income...............................................................   1,354,793    592,499
                                                                                      ----------  ---------
Net Realized Gain From Security Transactions........................................      87,850      2,785
                                                                                      ----------  ---------
Increase in Net Assets From Operations..............................................  $1,442,643  $ 595,284
                                                                                      ==========  =========



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002


                                                                    New York
                                                                   Municipal         Cash
                                                                  Money Market    Management
                                                                      Fund           Fund
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $  1,354,793  $     592,499
  Net realized gain..............................................       87,850          2,785
                                                                  ------------  -------------
  Increase in Net Assets From Operations.........................    1,442,643        595,284
                                                                  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS....................................   (1,354,611)      (595,284)
                                                                  ------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares...............................   83,050,425    275,867,496
  Net asset value of shares issued for reinvestment of dividends.    1,272,355        345,176
  Cost of shares reacquired......................................  (77,168,375)  (260,923,045)
                                                                  ------------  -------------
  Increase in Net Assets From Fund Share Transactions............    7,154,405     15,289,627
                                                                  ------------  -------------
Increase in Net Assets...........................................    7,242,437     15,289,627
NET ASSETS:
  Beginning of year..............................................  103,250,463     35,418,832
                                                                  ------------  -------------
  End of year.................................................... $110,492,900  $  50,708,459
                                                                  ============  =============



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001



                                                                     New York
                                                                    Municipal         Cash
                                                                   Money Market    Management
                                                                       Fund           Fund
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $   3,166,618  $   1,216,859
  Net realized gain..............................................            --         27,082
                                                                  -------------  -------------
  Increase in Net Assets From Operations.........................     3,166,618      1,243,941
                                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS....................................    (3,166,618)    (1,241,406)
                                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares...............................   101,093,521    367,877,231
  Net asset value of shares issued for reinvestment of dividends.     3,166,618        673,768
  Cost of shares reacquired......................................  (143,581,628)  (357,531,774)
                                                                  -------------  -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (39,321,489)    11,019,225
                                                                  -------------  -------------
Increase (Decrease) in Net Assets................................   (39,321,489)    11,021,760
NET ASSETS:
  Beginning of year..............................................   142,571,952     24,397,072
                                                                  -------------  -------------
  End of year.................................................... $ 103,250,463  $  35,418,832
                                                                  =============  =============


16


                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc, the Salomon Brothers Capital Fund Inc and certain portfolios of the Salomon Funds Trust.

Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund") and Salomon Brothers Cash Management Fund ("Cash Management Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and eleven other separate investment portfolios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Core Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, B, 2 and O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                         Objective:
New York Municipal Money Fund To seek as high a level of current income exempt from regular federal income tax,
                              New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.
Cash Management Fund......... To seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of these financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

  (b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (c) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

Notes to Financial Statements
(continued)


  (d) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  (e) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Each class currently has the same expense structure.

  (f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (g) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is calculated at an annual rate of 0.20% of each Fund's average daily net assets.

For the year ended December 31, 2002, SBAM waived a portion of its management fees amounting $84,616 for the Cash Management Fund. In addition, SBAM has agreed to reimburse expenses of $44,848 and $9,572 for the New York Municipal Money Fund and Cash Management Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. For the year ended December 31, 2002, SBAM waived a portion of its administration fees amounting to $21,458 for the Cash Management Fund.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, acts as the Funds' distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. The Funds are not subject to a front-end sales charge or service and distribution plan fees.

Contingent deferred sales charges of approximately $60,000 and $15,000 were paid to SSB, in connection with redemptions of certain Class A and B shares, respectively, of the Cash Management Fund for the year ended December 31, 2002.

Notes to Financial Statements
(continued)



3. Portfolio Investment Risks

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest rating categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal, New York State and New York City personal income taxes. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

4. Tax Information

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the New York Municipal Money Fund and Cash Management Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the New York Municipal Money Fund, a portion of accumulated net realized gain amounting to $8,977 and undistributed net investment income of $182 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

5. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                                                        New York     Cash
                                                       Municipal  Management
                                                       Money Fund    Fund
                                                       ---------- ----------
    Undistributed ordinary income..................... $       --  $     --
                                                       ========== ==========
    Accumulated capital losses........................         --        --
                                                       ========== ==========
    Unrealized depreciation...........................         --        --
                                                       ========== ==========

    The tax character of distributions paid during the year ended December 31, 2002 were:

    Ordinary income...................................         --  $595,284
    Tax exempt income................................. $1,354,611        --
    Long term capital gains...........................         --        --
                                                       ---------- ----------
    Total............................................. $1,354,611  $595,284
                                                       ========== ==========

Notes to Financial Statements
(continued)



6. Capital Stock

At December 31, 2002, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                         Year Ended                  Year Ended
                                     December 31, 2002           December 31, 2001
                                 -------------------------  ---------------------------
                                    Shares       Amount        Shares         Amount
                                 -----------  ------------  ------------  -------------
New York Municipal Money Fund
Class A
  Shares sold...................   7,052,199  $  7,052,199     2,871,269  $   2,871,269
  Shares issued on reinvestment.      69,906        69,906       141,163        141,163
  Shares reacquired.............  (5,698,914)   (5,698,914)   (2,461,068)    (2,461,068)
                                 -----------  ------------  ------------  -------------
  Net Increase..................   1,423,191  $  1,423,191       551,364  $     551,364
                                 ===========  ============  ============  =============
Class B*
  Shares sold...................          --            --        75,462  $      75,462
  Shares issued on reinvestment.          --            --           697            697
  Shares reacquired.............          --            --       (88,200)       (88,200)
                                 -----------  ------------  ------------  -------------
  Net Decrease..................          --            --       (12,041) $     (12,041)
                                 ===========  ============  ============  =============
Class 2**
  Shares sold...................          --            --        15,322  $      15,322
  Shares issued on reinvestment.         125  $        125            39             39
  Shares reacquired.............          --            --        (6,055)        (6,055)
                                 -----------  ------------  ------------  -------------
  Net Increase..................         125  $        125         9,306  $       9,306
                                 ===========  ============  ============  =============
Class O
  Shares sold...................  75,998,226  $ 75,998,226    98,131,468  $  98,131,468
  Shares issued on reinvestment.   1,202,324     1,202,324     3,024,719      3,024,719
  Shares reacquired............. (71,469,461)  (71,469,461) (141,026,305)  (141,026,305)
                                 -----------  ------------  ------------  -------------
  Net Increase (Decrease).......   5,731,089  $  5,731,089   (39,870,118) $ (39,870,118)
                                 ===========  ============  ============  =============

--------
 * As of November 2, 2001, Class B shares were fully redeemed.
** Class 2 shares were fully redeemed on January 9, 2001 and new subscriptions came back into the Fund on November 21, 2001.

Notes to Financial Statements
(continued)

                                          Year Ended                    Year Ended
                                       December 31, 2002            December 31, 2001
                                 ----------------------------  ---------------------------
                                    Shares         Amount         Shares         Amount
                                 ------------  --------------  ------------  -------------
Cash Management Fund
Class A
  Shares sold...................  192,422,295  $  192,422,295   278,836,732  $ 278,836,732
  Shares issued on reinvestment.      182,621         182,621       285,148        285,148
  Shares reacquired............. (198,013,402)   (198,013,402) (266,646,032)  (266,646,032)
                                 ------------  --------------  ------------  -------------
  Net Increase (Decrease).......   (5,408,486) $   (5,408,486)   12,475,848  $  12,475,848
                                 ============  ==============  ============  =============
Class B
  Shares sold...................   15,658,599  $   15,658,599    19,230,368  $  19,230,368
  Shares issued on reinvestment.       65,482          65,482       171,342        171,342
  Shares reacquired.............  (10,244,783)    (10,244,783)  (23,033,767)   (23,033,767)
                                 ------------  --------------  ------------  -------------
  Net Increase (Decrease).......    5,479,298  $    5,479,298    (3,632,057) $  (3,632,057)
                                 ============  ==============  ============  =============
Class 2
  Shares sold...................   27,040,428  $   27,040,428    23,045,549  $  23,045,549
  Shares issued on reinvestment.       70,528          70,528       125,881        125,881
  Shares reacquired.............  (22,060,701)    (22,060,701)  (21,090,906)   (21,090,906)
                                 ------------  --------------  ------------  -------------
  Net Increase..................    5,050,255  $    5,050,255     2,080,524  $   2,080,524
                                 ============  ==============  ============  =============
Class O
  Shares sold...................   40,746,174  $   40,746,174    46,764,582  $  46,764,582
  Shares issued on reinvestment.       26,545          26,545        91,397         91,397
  Shares reacquired.............  (30,604,159)    (30,604,159)  (46,761,069)   (46,761,069)
                                 ------------  --------------  ------------  -------------
  Net Increase..................   10,168,560  $   10,168,560        94,910  $      94,910
                                 ============  ==============  ============  =============

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                   Class A Shares
                                                                       ---------------------------------------
                                                                        2002    2001    2000    1999    1998
                                                                       ------  ------  ------  ------  ------
Net Asset Value, Beginning of Year.................................... $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       ------  ------  ------  ------  ------
 Net investment income................................................  0.012   0.025   0.037   0.029   0.031
 Dividends from net investment income................................. (0.012) (0.025) (0.037) (0.029) (0.031)
                                                                       ------  ------  ------  ------  ------
Net Asset Value, End of Year.......................................... $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       ======  ======  ======  ======  ======
Total Return (1)......................................................    1.2%    2.5%    3.8%    2.9%    3.2%
Net Assets, End of Year (000s)........................................ $6,400  $4,973  $4,413  $5,810  $5,372
Ratios to Average Net Assets:
 Expenses.............................................................   0.35%   0.34%   0.38%   0.41%   0.41%
 Net investment income................................................   1.19%   2.49%   3.68%   2.85%   3.15%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................ $0.012     N/A     N/A     N/A     N/A
 Expense ratio........................................................   0.39%    N/A     N/A     N/A     N/A

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                    Class 2 Shares
                                                                       ----------------------------------------
                                                                        2002     2001    2000    1999   1998(2)
                                                                       ------  ------   ------  ------  -------
Net Asset Value, Beginning of Year.................................... $1.000  $1.000   $1.000  $1.000  $1.000
                                                                       ------  ------   ------  ------  ------
 Net investment income................................................  0.012   0.006    0.037   0.029   0.031
 Dividends from net investment income................................. (0.012) (0.006)  (0.037) (0.029) (0.031)
                                                                       ------  ------   ------  ------  ------
Net Asset Value, End of Year.......................................... $1.000  $1.000   $1.000  $1.000  $1.000
                                                                       ======  ======   ======  ======  ======
Total Return (1)......................................................    1.2%    0.2%*    3.8%    2.9%    3.2%
Net Assets, End of Year (000s)........................................    $11     $10       $1     $33    $153
Ratios to Average Net Assets:
 Expenses.............................................................   0.35%   0.34%    0.39%   0.40%   0.34%
 Net investment income................................................   1.19%   1.81%    3.65%   2.78%   3.13%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................ $0.012     N/A      N/A     N/A     N/A
 Expense ratio........................................................   0.39%    N/A      N/A     N/A     N/A

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
 * Performance calculations for Class 2 shares use November 21, 2001 as the inception date, since Class 2 shares were fully redeemed on January 9, 2001 and new shares in Class 2 were not purchased until November 21, 2001.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                              Class O Shares
                                                             ------------------------------------------------
                                                               2002      2001     2000      1999      1998
                                                             --------  -------  --------  --------  --------
Net Asset Value, Beginning of Year..........................   $1.000   $1.000    $1.000    $1.000    $1.000
                                                             --------  -------  --------  --------  --------
 Net investment income......................................    0.012    0.025     0.037     0.029     0.031
 Dividends from net investment income.......................   (0.012)  (0.025)   (0.037)   (0.029)   (0.031)
                                                             --------  -------  --------  --------  --------
Net Asset Value, End of Year................................   $1.000   $1.000    $1.000    $1.000    $1.000
                                                             ========  =======  ========  ========  ========
Total Return (1)............................................      1.2%     2.5%      3.8%      2.9%      3.2%
Net Assets, End of Year (000s).............................. $104,082  $98,267  $138,146  $168,701  $195,584
Ratios to Average Net Assets:
 Expenses...................................................     0.35%    0.34%     0.38%     0.41%     0.43%
 Net investment income......................................     1.20%    2.51%     3.69%     2.85%     3.14%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share expense ratios
would have been:
 Net investment income......................................   $0.012      N/A       N/A       N/A       N/A
 Expense ratio..............................................     0.39%     N/A       N/A       N/A       N/A

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                     Class A Shares
                                                                       -------------------------------------------
                                                                         2002     2001    2000     1999     1998
                                                                       -------------------------------------------
Net Asset Value, Beginning of Year....................................  $1.000   $1.000  $1.000   $1.000   $1.000
                                                                       -------  -------  ------  -------  -------
 Net investment income................................................   0.013    0.035   0.058    0.047    0.050
 Dividends from net investment income.................................  (0.013)  (0.035) (0.058)  (0.047)  (0.050)
                                                                       -------  -------  ------  -------  -------
Net Asset Value, End of Year..........................................  $1.000   $1.000  $1.000   $1.000   $1.000
                                                                       =======  =======  ======  =======  =======
Total Return (1)......................................................     1.3%     3.6%    6.0%     4.8%     5.2%
Net Assets, End of Year (000s)........................................ $12,690  $18,083  $5,622  $20,702  $26,793
Ratios to Average Net Assets:
 Expenses.............................................................    0.55%    0.55%   0.55%    0.53%    0.55%
 Net investment income................................................    1.30%    3.22%   5.87%    4.65%    5.02%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on  custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................  $0.009   $0.030  $0.060      N/A   $0.049
 Expense ratio........................................................    0.79%    0.82%   0.71%     N/A     0.67%

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                     Class B Shares
                                                                       -------------------------------------------
                                                                         2002    2001     2000     1999     1998
                                                                       -------------------------------------------
Net Asset Value, Beginning of Year....................................  $1.000  $1.000   $1.000   $1.000   $1.000
                                                                       -------  ------  -------  -------  -------
 Net investment income................................................   0.013   0.035    0.058    0.047    0.050
 Dividends from net investment income.................................  (0.013) (0.035)  (0.058)  (0.047)  (0.050)
                                                                       -------  ------  -------  -------  -------
Net Asset Value, End of Year..........................................  $1.000  $1.000   $1.000   $1.000   $1.000
                                                                       =======  ======  =======  =======  =======
Total Return (1)......................................................     1.3%    3.6%     6.0%     4.8%     5.2%
Net Assets, End of Year (000s)........................................ $12,927  $7,459  $11,079  $20,476  $17,374
Ratios to Average Net Assets:
 Expenses.............................................................    0.55%   0.55%    0.55%    0.53%    0.55%
 Net investment income................................................    1.25%   3.57%    5.79%    4.72%    4.95%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on  custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................  $0.011  $0.033   $0.060      N/A   $0.049
 Expense ratio........................................................    0.80%   0.83%    0.71%     N/A     0.67%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                     Class 2 Shares
                                                                       ------------------------------------------
                                                                         2002     2001    2000     1999   1998(1)
                                                                       -------  -------  ------  -------  -------
Net Asset Value, Beginning of Year....................................  $1.000  $ 1.000  $1.000   $1.000  $1.000
                                                                       -------  -------  ------  -------  ------
 Net investment income................................................   0.013    0.035   0.058    0.047   0.050
 Dividends from net investment income.................................  (0.013)  (0.035) (0.058)  (0.047) (0.050)
                                                                       -------  -------  ------  -------  ------
Net Asset Value, End of Year..........................................  $1.000  $ 1.000  $1.000   $1.000  $1.000
                                                                        =====   =======  ======   ======  ======
Total Return (2)......................................................     1.3%     3.6%    6.0%     4.8%    5.2%
Net Assets, End of Year (000s)........................................  $9,109   $4,061  $1,978   $1,932  $2,741
Ratios to Average Net Assets:
 Expenses.............................................................    0.55%    0.55%   0.55%    0.53%   0.55%
 Net investment income................................................    1.24%    3.25%   5.90%    4.67%   4.98%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................  $0.011  $ 0.030  $0.060      N/A  $0.049
 Expense ratio........................................................    0.80%    0.83%   0.72%     N/A    0.67%

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                    Class O Shares
                                                                       ----------------------------------------
                                                                         2002    2001    2000    1999    1998
                                                                       -------  ------  ------  ------  ------
Net Asset Value, Beginning of Year....................................  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       -------  ------  ------  ------  ------
 Net investment income................................................   0.013   0.035   0.058   0.047   0.050
 Dividends from net investment income.................................  (0.013) (0.035) (0.058) (0.047) (0.050)
                                                                       -------  ------  ------  ------  ------
Net Asset Value, End of Year..........................................  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       =======  ======  ======  ======  ======
Total Return (2)......................................................     1.3%    3.6%    6.0%    4.8%    5.2%
Net Assets, End of Year (000s)........................................ $15,982  $5,816  $5,718  $9,034  $8,066
Ratios to Average Net Assets:
 Expenses.............................................................    0.55%   0.55%   0.55%   0.53%   0.55%
 Net investment income................................................    1.25%   3.43%   5.82%   4.67%   5.08%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................  $0.011  $0.032  $0.060     N/A  $0.049
 Expense ratio........................................................    0.80%   0.83%   0.71%    N/A    0.67%

--------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

          Report of Independent Accountants


To the Board of Directors of Salomon Brothers Series Fund Inc and Shareholders
  of
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers Cash Management Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Cash Management Fund (two of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 2002, and the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

          Additional Stockholder Information
          (unaudited)

Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc ("Investment Company") was held on August 19, 2002 and then adjourned to September 11, 2002, at which the election of Directors was considered and voted upon and further adjourned to September 16, 2002, at which the following items were considered and voted upon: (i) for Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, approval of a change in each Fund's investment objective(s), and (ii) the approval of the reclassification of the investment objective(s) of each of the Investment Company's Funds from a fundamental to a non-fundamental policy. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                                                     Votes
                   Nominees             Votes For   Withheld
                   --------            ----------- ----------
                   Carol L. Colman.... 221,835,219 14,061,187
                   Daniel P. Cronin... 222,332,129 13,564,277
                   Leslie H. Gelb..... 222,236,215 13,660,190
                   Dr. Riordan Roett.. 221,812,139 14,084,267
                   Jeswald W. Salacuse 221,824,142 14,072,264
                   R. Jay Gerken...... 222,468,693 13,427,712
                   Heath B. McLendon.. 221,912,668 13,983,737

2. For Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, approval of a change in each Fund's investment objective(s)

Stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund considered and voted upon amending each Fund's investment objective(s) from "current income" to "total return."

                                                                      Votes
                                                         Votes For   Against  Abstentions
                                                         ---------- --------- -----------
Salomon Brothers High Yield Bond Fund................... 26,061,174 1,361,141  1,330,674
Salomon Brothers Strategic Bond Fund....................  5,793,804   264,110    309,664
Salomon Brothers Short/Intermediate U.S. Government Fund  2,991,881   319,003    181,639

          Additional Stockholder Information
          (unaudited) (continued)


3. Approval of the Reclassification of the Investment Objective(s) from a Fundamental to a Non-Fundamental Policy

Stockholders considered and voted upon the reclassification of the investment objective of each of the funds of the Investment Company from a fundamental to a non-fundamental policy.

                                                                      Votes
                                                         Votes For   Against   Abstentions
                                                         ---------- ---------- -----------
Salomon Brothers Asia Growth Fund.......................    472,124     52,517     48,494
Salomon Brothers Balanced Fund..........................  2,944,363    208,350    271,565
Salomon Brothers Cash Management Fund...................  5,490,875 10,006,575    932,501
Salomon Brothers High Yield Bond Fund................... 19,706,000  7,591,598  1,455,390
Salomon Brothers Institutional Money Market Fund........  1,901,805 44,363,921 18,868,481
Salomon Brothers International Equity Fund..............    583,011     26,075     32,200
Salomon Brothers Large Cap Core Equity Fund.............    400,936         --         --
Salomon Brothers Large Cap Growth Fund..................    335,841     28,924     18,845
Salomon Brothers New York Municipal Money Market Fund... 50,835,856 20,576,175  6,243,724
Salomon Brothers Small Cap Growth Fund..................  7,601,971    833,711    447,504
Salomon Brothers Strategic Bond Fund....................  5,635,128    398,934    333,514
Salomon Brothers Short/Intermediate U.S. Government Fund  2,927,927    381,594    183,002

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.


          Tax Information
          (unaudited)

For the year ended December 31, 2002:

   . 100.00% of the dividends from net investment income paid by the New York
     Municipal Money Market Fund were tax-exempt for regular Federal income tax purposes and New York State income tax purposes.

   . 9.73% of the ordinary dividends paid by the Cash Management Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-SALOMON.

                                                                                         Number of
                                                                                        Portfolios
                                                Term of                                   in Fund
                             Position(s) Held Office* and                                 Complex
                             with Investment   Length of     Principal Occupation(s)     Overseen     Other Directorships
Name, Address and Age            Company      Time Served    During Past Five Years     by Director    Held by Director
---------------------        ---------------- ----------- ----------------------------- ----------- ------------------------
Non-Interested Directors:
Carol L. Colman                  Director        Since    President, Colman                 33                None
Colman Consulting Co., Inc.                      1996     Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                 Director        Since    Associate General Counsel,        30                None
Pfizer Inc.                                      1996     Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                   Director        Since    President, The Council on         32      Director of 2 registered
The Council on Foreign                           2002     Foreign Relations; formerly,              investment companies
 Relations                                                Columnist, Deputy Editorial               advised by Advantage
58 East 68th Street                                       Page Editor, Op-Ed Page, The              Advisers, Inc.
New York, NY 10021                                        New York Times                            ("Advantage")
Age 65

Riordan Roett                    Director        Since    Professor and Director, Latin     32      The Latin
The Johns Hopkins University                     2002     America Studies Program,                  America Equity
1740 Massachusetts Ave., NW                               Paul H. Nitze School of                   Fund, Inc.
Washington, DC 20036                                      Advanced International
Age 64                                                    Studies, The Johns Hopkins
                                                          University

Jeswald W. Salacuse              Director        Since    Henry J. Braker Professor of      32      Director of 2 registered
Tufts University -- The                          2002     Commercial Law and                        investment companies
 Fletcher School of Law &                                 formerly Dean, The Fletcher               advised by Advantage
 Diplomacy                                                School of Law & Diplomacy,
160 Packard Avenue                                        Tufts University; formerly,
Medford, MA 02155                                         Fulbright Distinguished Chair
Age 65                                                    in Comparative Law,
                                                          University of Trento, Italy.

          Additional Information
          (unaudited) (continued)

                                                                                         Number of
                                                                                        Portfolios
                                              Term of                                     in Fund
                           Position(s) Held Office* and                                   Complex
                           with Investment   Length of      Principal Occupation(s)      Overseen   Other Directorships
Name, Address and Age          Company      Time Served     During Past Five Years      by Director  Held by Director
---------------------      ---------------- ----------- ------------------------------- ----------- -------------------
Interested Director:
R. Jay Gerken              Chairman,           Since    Managing Director of                227            None
Salomon Smith Barney Inc.  President and       2002     Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor Chief Executive              ("SSB"); Chairman, President
New York, NY 10022         Officer                      and Chief Executive Officer
Age 51                                                  of Smith Barney Fund
                                                        Management LLC ("SBFM"),
                                                        Travelers Investment
                                                        Adviser, Inc. ("TIA") and
                                                        Citi Fund Management Inc.
                                                        formerly portfolio manager,
                                                        Smith Barney Growth and
                                                        Income Fund (1994-2000)

Officers:
Lewis E. Daidone           Executive Vice      Since    Managing Director of SSB;           N/A            N/A
SSB                        President and       2002     Chief Financial Officer and
125 Broad Street           Chief               1998-    Treasurer mutual funds
11th Floor                 Administrative      2002     affiliated with Citigroup Inc.;
New York, NY 10004         Officer                      Director and Senior Vice
Age 45                     Senior Vice                  President of SBFM and TIA
                           President and
                           Treasurer

Robert E. Amodeo           Executive Vice      Since    Managing Director (since            N/A            N/A
Salomon Brothers Asset     President           1992     2002) and Director (from
 Management Inc                                         1999 to 2002), Salomon
399 Park Avenue, 4th Floor                              Brothers Asset Management
New York, NY 10022                                      Inc ("SBAM") and SSB; Vice
Age 37                                                  President (from 1992 to
                                                        1999), SBAM and SSB

Charles K. Bardes          Executive Vice      Since    Vice President (since 1997)         N/A            N/A
SBAM                       President           1998     and formerly, employee of
399 Park Avenue, 4th Floor                              SBAM and SSB
New York, NY 10022
Age 43

Roger M. Lavan             Executive Vice      Since    Managing Director of SBAM           N/A            N/A
SBAM                       President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Nancy A. Noyes             Executive Vice      Since    Managing Director of SBAM           N/A            N/A
SBAM                       President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

          Additional Information
          (unaudited) (continued)

                                                                                      Number of
                                                                                     Portfolios
                                              Term of                                  in Fund
                           Position(s) Held Office* and                                Complex
                           with Investment   Length of    Principal Occupation(s)     Overseen   Other Directorships
Name, Address and Age          Company      Time Served   During Past Five Years     by Director  Held by Director
---------------------      ---------------- ----------- ---------------------------- ----------- -------------------

Maureen O'Callaghan         Executive Vice     Since    Managing Director (since         N/A             N/A
SBAM                        President          1997     January 2001) and previously
399 Park Avenue, 4th Floor                              Director and Vice President
New York, NY 10022                                      (prior to 2001) of SBAM
Age 38

Beth A. Semmel              Executive Vice     Since    Managing Director of SBAM        N/A             N/A
SBAM                        President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby              Executive Vice     Since    Managing Director of SBAM        N/A             N/A
SBAM                        President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson        Executive Vice     Since    Director of SBAM                 N/A             N/A
SBAM                        President          1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

James E. Craige             Executive Vice     Since    Managing Director of SBAM        N/A             N/A
SBAM                        President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

Thomas A. Croak             Executive Vice     Since    Vice President of SBAM           N/A             N/A
SBAM                        President          1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

John B. Cunningham          Executive Vice     Since    Managing Director of SBAM        N/A             N/A
SBAM                        President          1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Thomas K. Flanagan          Executive Vice     Since    Managing Director of SBAM        N/A             N/A
SBAM                        President          1995     since 1999, Director of
399 Park Avenue, 4th Floor                              SBAM and SSB
New York, NY 10022                                      (1991 to 1999)
Age 49

          Additional Information
          (unaudited) (continued)

                                                                                     Number of
                                                                                    Portfolios
                                                Term of                               in Fund
                             Position(s) Held Office* and                             Complex
                             with Investment   Length of   Principal Occupation(s)   Overseen   Other Directorships
Name, Address and Age            Company      Time Served  During Past Five Years   by Director  Held by Director
---------------------        ---------------- ----------- ------------------------- ----------- -------------------

John G. Goode                 Executive Vice     Since    Managing Director of SBAM     N/A             N/A
SBAM                          President          2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                Executive Vice     Since    Managing Director of SBAM     N/A             N/A
SBAM                          President          2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44

Michael A. Kagan              Executive Vice     Since    Managing Director of SBAM     N/A             N/A
SBAM                          President          2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Kevin Kennedy                 Executive Vice     Since    Managing Director of SBAM     N/A             N/A
SBAM                          President          1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Andrew Beagley                Vice President     Since    Director of SBAM              N/A             N/A
SBAM                          and Chief          2002
399 Park Avenue, 4th Floor    Anti-Money
New York, NY 10022            Laundering
Age 41                        Compliance
                              Officer

Frances M. Guggino            Controller         Since    Vice President of SSB         N/A             N/A
SSB                                              2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary          Since    Managing Director of SSB;     N/A             N/A
SSB                                              1998     General Counsel and
300 First Stamford Place                                  Secretary of SBFM and TIA
Stamford, CT 06902
Age 52

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE
Officers
R. JAY GERKEN
    Chairman, President and
    Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
ROBERT E. AMODEO
    Executive Vice President
CHARLES K. BARDES
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS A. CROAK
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
MICHAEL A. KAGAN
    Executive Vice President
KEVIN KENNEDY
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
NANCY A. NOYES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
SBSMMANN 12/02                                                           03-4488

Salomon Brothers
Institutional
Money Market Fund


Annual Report


DECEMBER 31, 2002


                   ------------------------------------------
                        Salomon Brothers Asset Management
                   ------------------------------------------

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Letter From the Chairman

Dear Shareholder,                                                  [Photo]
                                                                   R. JAY GERKEN
Please allow me to introduce myself as the new Chairman and        Chairman and
President of the Salomon Brothers Series Funds Inc -- Salomon      President
Brothers Institutional Money Market Fund ('Fund'), replacing
Heath B. McLendon, who has been appointed Chairman of Salomon
Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
R. JAY GERKEN
R. Jay Gerken
Chairman and President

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Letter From the Manager

PERFORMANCE REVIEW                                                [Photo]
                                                                  KEVIN KENNEDY
As of December 31, 2002, the Fund's seven-day current yield       Executive Vice
was 1.35% and its seven-day effective yield(1), which reflects    President
compounding, was 1.36%.

INVESTMENT STRATEGY

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers.

Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGER MARKET AND FUND OVERVIEW

Macroeconomic fundamentals such as perceptions of benign inflation, slow economic growth and historically low interest rates prompted many investors concerned about equity market volatility to shift their money from equities into fixed-income investment instruments during 2002.

In contrast to 2001, when the Federal Open Market Committee ('FOMC')(2) cut the short-term federal funds rate ('fed funds rate')(3) on 11 occasions to help stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first 10 months of 2002. During this time, amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of high-grade fixed-income securities, particularly U.S. Treasuries, benefited from 'flight-to-quality' buying as investors sought less-volatile investment alternatives.

_________
(1) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

(2) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

As the reporting period advanced, the release of new economic data prompted investors to question the momentum behind an economic recovery. Short-term yields dropped lower in the second half of the calendar year as it appeared that the U.S. economy would continue to grow at a below-trend pace through the remainder of 2002. In response, on November 6, 2002 the FOMC reduced its target for the fed funds rate by half a percentage point to a 41-year low of 1.25%. Geopolitical concerns, falling equity prices and the reluctance on the part of corporate America to shift from a cost-cutting to a spending-and-hiring mode reinforced the widespread view among investors that the economic recovery was not coming along as many had anticipated.

Supply of investment-grade commercial paper contracted during 2002. Many corporations reduced business investment and capital expenditures, thereby reducing their need to borrow capital. Still, other firms focused more on liquidity and repairing their financial health as short-term debt was termed out and maturities were extended. In the government market, especially during the latter part of 2002, we observed an increase in short-dated government agency discount notes to replace maturing medium-dated callable securities. In terms of our investment approach given these market considerations, we purchased high-quality bank certificates of deposits, government securities and asset-backed securities.

PORTFOLIO MANAGER MARKET OUTLOOK

As 2003 gets underway, the U.S. economy is facing many obstacles on its course towards establishing a more solid growth path. However, we believe the seeds continue to be sown for what could be a stronger rebound than anticipated toward the latter part of the year. Monetary and fiscal policies are extremely stimulative and selected economic indicators have improved over prior periods (e.g., manufacturing data from the Institute of Supply Management and jobless claims data). Commodity prices have risen quite sharply versus prior periods, and mortgage refinancings continue to be reported at a strong pace, positively impacting consumer balance sheets. We believe these factors bode well for a strong recovery beginning in the middle of 2003. We believe that Fed policy will essentially remain stable over the next several months and that the next move in short-term interest rates will be higher rather than lower. Given that prices of fixed-income securities, particularly those with longer-term maturities, move inversely to interest rates and yields, we believe that in anticipation of a rate hike, the combination of scenarios above will likely lead to a steeper yield curve(4) (i.e., the gap between yields on fixed-income securities with longer-term maturities versus those on shorter-term issues will likely widen) during the first half of 2003.

_________
(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

PORTFOLIO MANAGER FUND OUTLOOK

Currently, the short-term yield curve is fairly flat and we do not believe that investing in issues with extended maturities would generate significant rewards for investors. In our view, a series of critical events have added uncertainty to the marketplace, and the potential for war with Iraq is at the forefront. The sooner this issue can be resolved, the more focused investors may become on the economy. Given our aforementioned market outlook, our investment tactics call for maintaining neutral average maturities in the portfolios and seeking issues with extended maturities when more attractive yields present themselves.

We appreciate your investment in the Salomon Brothers Series Funds Inc -- Salomon Brothers Institutional Money Market Fund. We look forward to continuing to help you achieve your investment goals.

Sincerely,

KEVIN KENNEDY
Kevin Kennedy
Executive Vice President


January 17, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 5 and 6 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Schedule of Investments
December 31, 2002

                                                                         YIELD TO
                                                                        MATURITY ON
   FACE                                                                   DATE OF     MATURITY
  AMOUNT                             SECURITY                            PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.0%
 2,850,000   Abbey National Treasury..................................     1.33%      2/24/03    $ 2,850,000
 3,000,000   Dexia Bank...............................................     1.33       2/24/03      3,000,022
                                                                                                 -----------
             TOTAL CERTIFICATES OF DEPOSIT (Cost  --  $5,850,022).....                             5,850,022
                                                                                                 -----------
COMMERCIAL PAPER -- 67.2%
 1,340,000   ABSC Capital Corp. ......................................     1.75       1/10/03      1,339,414
 3,000,000   Bank of Ireland Governor & Co. ..........................     1.35       3/21/03      2,991,178
 3,000,000   Compass Securitization LLC...............................     1.77       2/19/03      2,999,900
 3,000,000   Edison Asset LLC.........................................     1.36       4/25/03      2,987,175
 3,000,000   Erasmus Capital Corp. ...................................     1.56        2/6/03      2,995,350
 3,000,000   Fenway Funding LLC.......................................     1.48       2/13/03      2,994,733
 3,000,000   Giro Balanced Funding CE.................................     1.73       3/24/03      2,988,315
 3,000,000   Hatteras Funding.........................................     1.37       1/23/03      2,997,488
 3,000,000   HBOS Treasury Services PLC...............................     1.73        2/3/03      2,995,270
 3,000,000   Links Finance Corp. .....................................     1.82       7/15/03      3,000,000
 3,000,000   Mane Funding Corp. ......................................     1.41        4/9/03      2,988,567
 3,000,000   Market Street Funding Corp. CE...........................     1.37       2/11/03      2,995,319
 2,500,000   Mica Funding LLC.........................................     1.49       1/22/03      2,497,827
 3,000,000   Ness LLC CE..............................................     1.77       3/25/03      2,987,896
 3,000,000   Nyala Funding LLC........................................     1.39        4/9/03      2,988,730
 2,000,000   Pennine Funding..........................................     1.35       2/18/03      1,996,400
 3,000,000   Perry Global Funding.....................................     1.64       4/28/03      2,984,108
 3,000,000   Polonius Inc. ...........................................     1.81       2/20/03      2,992,500
 3,000,000   Sigma Finance Inc. ......................................     2.11       3/10/03      2,988,213
 3,000,000   Silver Tower U.S. Funding LLC............................     1.82       3/12/03      2,989,500
 2,000,000   Superior Funding Capital Corp. ..........................     1.50        1/9/03      1,999,333
 3,000,000   Surrey Funding Corp. ....................................     1.37       2/28/03      2,993,427
 3,000,000   Trident Capital Corp. ...................................     1.50        4/1/03      3,000,000
   707,000   UBS Finance Inc. ........................................     1.25        1/2/03        706,975
                                                                                                 -----------
             TOTAL COMMERCIAL PAPER (Cost  --  $65,397,618)...........                            65,397,618
                                                                                                 -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 5

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

December 31, 2002

                                                                         YIELD TO
                                                                        MATURITY ON
 FACE                                                                     DATE OF     MATURITY
AMOUNT                                SECURITY                           PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
MUNICIPAL NOTES -- 26.8%
$3,795,000   Baptist Health Systems VRDO MBIA CE......................     1.55%       1/1/03    $ 3,795,000
 2,625,000   California Pollution Control Financing VRDO..............     1.40        1/1/03      2,625,000
 3,310,000   Dade County, FL Expressway Authority VRDO FGIC CE........     1.55        1/2/03      3,310,000
 1,000,000   Fairview Hospital & Healthcare VRDO MBIA CE..............     1.45        1/2/03      1,000,000
 4,000,000   Illinois Student Assistance Commission VRDO MBIA CE......     1.50        1/1/03      4,000,000
 1,200,000   Lexington-Fayette, KY Urban County Airport VRDO MBIA
              CE......................................................     1.48        1/1/03      1,200,000
 3,000,000   New York State HFA Talleyrand VRDO CE....................     1.48        1/1/03      3,000,000
 2,000,000   New York State HFA Talleyrand VRDO CE....................     1.55        1/1/03      2,000,000
 4,600,000   Sacramento County, CA VRDO CE............................     1.44        1/1/03      4,600,000
   500,000   Texas State VRDO CE......................................     1.40        1/1/03        500,000
                                                                                                 -----------
             TOTAL MUNICIPAL NOTES (Cost -- $26,030,000)..............                            26,030,000
                                                                                                 -----------
             TOTAL INVESTMENTS -- 100% (Cost -- $97,277,640**)........                           $97,277,640
                                                                                                 ===========

__________
* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Obligations ('VRDO'), whose yields are determined on the date of last interest change. For VRDOs, maturity date shown is the date of the next interest rate change.

** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   CE   --  Credit Enhancement.
   FGIC --  Insured as to principal and interest by the Financial
            Guaranty Insurance Corp.
   HFA  --  Housing Finance Authority.
   MBIA -- Insured as to principal and interest by the MBIA Insurance Corp. VRDO -- Variable rate demand obligation.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 6

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Statement of Assets and Liabilities
December 31, 2002

ASSETS:
   Investments, at amortized cost...........................  $97,277,640
   Cash.....................................................          886
   Interest receivable......................................       41,525
                                                              -----------
   TOTAL ASSETS.............................................   97,320,051
                                                              -----------
LIABILITIES:
   Dividends payable........................................       43,465
   Administration fee payable...............................        4,275
   Accrued expenses.........................................       53,985
                                                              -----------
   TOTAL LIABILITIES........................................      101,725
                                                              -----------
TOTAL NET ASSETS............................................  $97,218,326
                                                              ===========

NET ASSETS:
   Par value of capital shares..............................  $    97,220
   Capital paid in excess of par value......................   97,122,803
   Overdistributed net investment income....................       (1,697)
                                                              -----------
TOTAL NET ASSETS (equivalent to $1.00 per share on
   97,220,023 shares of $0.001
   par value capital stock outstanding).....................  $97,218,326
                                                              ===========


Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Interest.................................................  $ 2,175,710
                                                              -----------
EXPENSES:
   Management fee (Note 2)..................................      220,381
   Administration fee (Note 2)..............................       55,095
   Audit and legal..........................................       46,005
   Shareholder communications...............................       36,532
   Registration and filing fees.............................       17,785
   Custody..................................................       17,570
   Directors' fees..........................................        7,569
   Shareholder and system servicing fees....................        1,274
   Other....................................................        7,386
                                                              -----------
   TOTAL EXPENSES...........................................      409,597
   Less: Management fee waiver (Note 2).....................     (212,183)
                                                              -----------
   NET EXPENSES.............................................      197,414
                                                              -----------
NET INVESTMENT INCOME.......................................    1,978,296
                                                              -----------
NET REALIZED GAIN FROM SECURITY TRANSACTIONS................       11,743
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 1,990,039
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $  1,978,296   $  4,177,920
   Net realized gain (loss).................................        11,743           (251)
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................     1,990,039      4,177,669
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................    (1,979,177)    (4,177,920)
   Net realized gains.......................................       (10,862)            --
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (1,990,039)    (4,177,920)
                                                              ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sales of shares........................    23,683,849    111,717,151
   Net asset value of shares issued for reinvestment of
    dividends...............................................     1,258,774      3,589,420
   Cost of shares reacquired................................   (44,641,717)   (96,254,016)
                                                              ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................   (19,699,094)    19,052,555
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................   (19,699,094)    19,052,304
NET ASSETS:
   Beginning of year........................................   116,917,420     97,865,116
                                                              ------------   ------------
   END OF YEAR*.............................................  $ 97,218,326   $116,917,420
                                                              ============   ============
*Includes overdistributed net investment income of:.........       $(1,697)            --
                                                              ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc ('Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of twelve portfolios, including the Salomon Brothers Institutional Money Market Fund ('Fund'). The financial statements and financial highlights for the other investment portfolios of the Company are reported in separate shareholder reports. The Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include recognition of any unrealized gains or losses.

(b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

(c) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) EXPENSES. Direct expenses are charged to the Fund and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

(e) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Note 2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn, is a subsidiary of Citigroup Inc. ('Citigroup'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. The management fee to SBAM is based on an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to 0.18% of the Fund's average daily net assets. For the year ended December 31, 2002, SBAM voluntarily waived a portion of its management fees amounting to $212,183. Smith Barney Fund Management LLC ('SBFM'), an affiliate of SBAM, acts as administrator for the Fund. The administration fee to SBFM is based on an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

Note 3. Capital Stock

At December 31, 2002, the Company had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

Note 4. Portfolio Activity

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

Note 5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2002 was:

Ordinary income.............................................  $1,990,039
Long-term capital gains.....................................          --
                                                              ----------
Total.......................................................  $1,990,039
                                                              ==========

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                             2002       2001      2000       1999       1998
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........................  $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
                                                            -------   --------   -------   --------   --------
Net investment income.....................................    0.018      0.041     0.063      0.051      0.054
Dividends from net investment income......................   (0.018)    (0.041)   (0.063)    (0.051)    (0.054)
                                                            -------   --------   -------   --------   --------
Net asset value, end of year..............................  $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
                                                            =======   ========   =======   ========   ========
Net assets, end of year (000s)............................  $97,218   $116,917   $97,865   $119,231   $138,941
Total return..............................................      1.8%       4.1%      6.5%       5.2%       5.6%

Ratios to average net assets:
   Expenses(1)............................................     0.18%      0.18%     0.18%      0.17%      0.18%
   Net investment income..................................     1.80%      4.08%     6.27%      5.04%      5.45%
Before waiver of management and administration fees and
 expenses absorbed by Salomon Brothers Asset Management
 Inc, as applicable, net investment income per share and
 expense ratio would have been:
   Net investment income per share........................  $ 0.016   $  0.039   $ 0.061   $  0.048   $  0.053
   Expense ratio..........................................     0.37%      0.33%     0.34%      0.37%      0.37%

_______
(1) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Report of Independent Accountants

To the Board of Directors of Salomon Brothers Series Funds Inc and Shareholders of Salomon Brothers Institutional Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Institutional Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc and hereafter referred to as the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Additional Information (unaudited)

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc (the 'Investment Company') was held on August 19, 2002 and then adjourned to September 11, 2002, at which the election of Directors was considered and voted upon and further adjourned to September 16, 2002, at which the following items were considered and voted upon: (i) for Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers U.S. Short/ Intermediate Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, approval of a change in each Fund's investment objective(s), and
(ii) the approval of the reclassification of the investment objective(s) of each of the Investment Company's Funds from a fundamental to a non- fundamental policy. The following tables provide information concerning the matters voted upon at the Meeting.

1. ELECTION OF DIRECTORS

                                                                                  VOTES
NOMINEES                                                       VOTES FOR         WITHHELD
--------                                                       ---------         --------
Carol L. Colman.............................................  221,835,219       14,061,187
Daniel P. Cronin............................................  222,332,129       13,564,277
Leslie H. Gelb..............................................  222,236,215       13,660,190
Dr. Riordan Roett...........................................  221,812,139       14,084,267
Jeswald W. Salacuse.........................................  221,824,142       14,072,264
R. Jay Gerken...............................................  222,468,693       13,427,712
Heath B. McLendon...........................................  221,912,668       13,983,737

2. FOR SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND AND SALOMON BROTHERS U.S. SHORT/INTERMEDIATE GOVERNMENT FUND, APPROVAL OF A CHANGE IN EACH FUND'S INVESTMENT OBJECTIVE(S)

Stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund considered and voted upon amending each Fund's investment objective(s) from 'current income' to 'total return.'

                                                                              VOTES
                                                               VOTES FOR     AGAINST    ABSTENTIONS
                                                               ---------     -------    -----------
Salomon Brothers High Yield Bond Fund.......................   26,061,174   1,361,141    1,330,674
Salomon Brothers Strategic Bond Fund........................    5,793,804     264,110      309,664
Salomon Brothers Short/Intermediate U.S. Government Fund....    2,991,881     319,003      181,639

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

3. APPROVAL OF THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE(S) FROM A FUNDAMENTAL TO A NON-FUNDAMENTAL POLICY

Stockholders considered and voted upon the reclassification of the investment objective of each of the funds of the Investment Company from a fundamental to a non-fundamental policy.

                                                                             VOTES
                                                              VOTES FOR     AGAINST     ABSTENTIONS
                                                              ---------     -------     -----------
Salomon Brothers Asia Growth Fund...........................     472,124       52,517       48,494
Salomon Brothers Balanced Fund..............................   2,944,363      208,350      271,565
Salomon Brothers Cash Management Fund.......................   5,490,875   10,006,575      932,501
Salomon Brothers High Yield Bond Fund.......................  19,706,000    7,591,598    1,455,390
Salomon Brothers Institutional Money Market Fund............   1,901,805   44,363,921   18,868,481
Salomon Brothers International Equity Fund..................     583,011       26,075       32,200
Salomon Brothers Large Cap Core Equity Fund.................     400,936           --           --
Salomon Brothers Large Cap Growth Fund......................     335,841       28,924       18,845
Salomon Brothers New York Municipal Money Market Fund.......  50,835,856   20,576,175    6,243,724
Salomon Brothers Small Cap Growth Fund......................   7,601,971      833,711      447,504
Salomon Brothers Strategic Bond Fund........................   5,635,128      398,934      333,514
Salomon Brothers Short/Intermediate U.S. Government Fund....   2,927,927      381,544      183,002

SUBSEQUENT EVENT

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Series Funds Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Information about Directors and Officers (unaudited)

    The business and affairs of the Salomon Brothers Series Funds Inc ('Investment Company') are managed under the direction of the Investment Company's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors of the Investment Company and is available by contacting the transfer agent at 1-800-446-1013.

                                                                                                  NUMBER OF
                                                                  TERM OF                        INVESTMENT
                                                                  OFFICE*                         COMPANIES
                                                POSITION(S)         AND          PRINCIPAL         IN FUND
                                                 HELD WITH       LENGTH OF     OCCUPATION(S)       COMPLEX         OTHER
                                                INVESTMENT         TIME       DURING PAST FIVE    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE                             COMPANY         SERVED           YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------                             -------         ------           -----         -----------  ----------------
NON-INTERESTED DIRECTORS:
Carol L. Colman                                  Director          Since     President, Colman       33             None
Colman Consulting Co., Inc.                                        1992       Consulting Co.,
278 Hawley Road                                                                     Inc.
North Salem, NY 10560
Age 57

Daniel P. Cronin                                 Director          Since     Associate General       30             None
Pfizer Inc.                                                        1994       Counsel, Pfizer
235 East 42nd Street                                                                Inc.
New York, NY 10017
Age 57

Leslie H. Gelb                                   Director          Since       President, The        32        Director of 2
The Council on Foreign Relations                                   2002      Council on Foreign                  registered
58 East 68th Street                                                              Relations;                      investment
New York, NY 10021                                                               formerly,                       companies
Age 65                                                                       Columnist, Deputy                   advised by
                                                                               Editorial Page                    Advantage
                                                                               Editor, Op-Ed                   Advisers, Inc.
                                                                             Page, The New York                ('Advantage')
                                                                                   Times

Riordan Roett                                    Director          Since       Professor and         32          The Latin
The Johns Hopkins University                                       2002       Director, Latin                  America Equity
1710 Massachusetts Avenue NW                                                  America Studies                    Fund, Inc.
Washington, DC 20036                                                          Program, Paul H.
Age 64                                                                        Nitze School of
                                                                                  Advanced
                                                                               International
                                                                             Studies, The Johns
                                                                             Hopkins University

Jeswald W. Salacuse                              Director          Since      Henry J. Braker        32        Director of 2
Tufts University -- The Fletcher School                            2002         Professor of                     registered
of Law & Diplomacy                                                            Commercial Law,                    investment
160 Packard Avenue                                                           and formerly Dean,                  companies
Medford, MA 02155                                                               The Fletcher                     advised by
Age 65                                                                        School of Law &                    Advantage
                                                                              Diplomacy, Tufts
                                                                                University;
                                                                                 formerly,
                                                                                 Fulbright
                                                                               Distinguished
                                                                                  Chair in
                                                                              Comparative Law,
                                                                               University of
                                                                               Trento, Italy

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

                                                                                                  NUMBER OF
                                                                  TERM OF                        INVESTMENT
                                                                  OFFICE*                         COMPANIES
                                                POSITION(S)         AND          PRINCIPAL         IN FUND
                                                 HELD WITH       LENGTH OF     OCCUPATION(S)       COMPLEX         OTHER
                                                INVESTMENT         TIME       DURING PAST FIVE    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE                             COMPANY         SERVED           YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------                             -------         ------           -----         -----------  ----------------
INTERESTED DIRECTOR:

R. Jay Gerken                                    Chairman,         Since     Managing Director       227            None
Salomon Smith Barney Inc.                      President and       2002       of Salomon Smith
399 Park Avenue, 4th Floor                       Director                       Barney Inc.
New York, NY 10022                                                           ('SSB'); Chairman,
Age 51                                                                         President and
                                                                              Chief Executive
                                                                              Officer of Smith
                                                                                Barney Fund
                                                                               Management LLC
                                                                                 ('SBFM'),
                                                                                 Travelers
                                                                                 Investment
                                                                               Adviser, Inc.
                                                                              ('TIA') and Citi
                                                                              Fund Management
                                                                              Inc.; formerly,
                                                                             portfolio manager,
                                                                                Smith Barney
                                                                             Growth and Income
                                                                              Fund (1994-2000)

OFFICERS:

Lewis E. Daidone                              Executive Vice       Since     Managing Director       N/A            N/A
SSB                                            President and       2002       of SSB; formerly
125 Broad Street, 11th Floor                       Chief                      Chief Financial
New York, NY 10004                            Administrative                    Officer and
Age 45                                            Officer                       Treasurer of
                                                                                mutual funds
                                                Senior Vice        1998-      affiliated with
                                               President and       2002        Citigroup Inc.
                                                 Treasurer                      Director and
                                                                                Senior Vice
                                                                             President of SBFM
                                                                                  and TIA

Robert E. Amodeo                              Executive Vice       Since     Managing Director       N/A            N/A
Salomon Brothers Asset                           President         1992       (since 2002) and
Management Inc                                                                 Director (from
399 Park Avenue, 4th Floor                                                    1999 to 2002) of
New York, NY 10022                                                            Salomon Brothers
Age 36                                                                        Asset Management
                                                                              Inc ('SBAM') and
                                                                                 SSB; Vice
                                                                              President (from
                                                                              1992 to 1999) of
                                                                                SBAM and SSB

Charles K. Bardes                             Executive Vice       Since       Vice President        N/A            N/A
SBAM                                             President         1998        (since 1997);
399 Park Avenue, 4th Floor                                                   formerly, employee
New York, NY 10022                                                            of SBAM and SSB
Age 42

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

                                                                                                  NUMBER OF
                                                                  TERM OF                        INVESTMENT
                                                                  OFFICE*                         COMPANIES
                                                POSITION(S)         AND          PRINCIPAL         IN FUND
                                                 HELD WITH       LENGTH OF     OCCUPATION(S)       COMPLEX         OTHER
                                                INVESTMENT         TIME       DURING PAST FIVE    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE                             COMPANY         SERVED           YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------                             -------         ------           -----         -----------  ----------------
James E. Craige                               Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1995           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 36

Thomas A. Croak                               Executive Vice       Since     Vice President of       N/A            N/A
SBAM                                             President         1998             SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

John B. Cunningham                               Executive         Since     Managing Director       N/A            N/A
SBAM                                          President Vice       1997           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John G. Goode                                 Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         2002           of SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable                                Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         2002           of SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 44

Michael A. Kagan                              Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         2002           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Kevin Kennedy                                 Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1996           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger M. Lavan                                Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1995           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Maureen O'Callaghan                           Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1997       (since 2001) and
399 Park Avenue, 4th Floor                                                       previously
New York, NY 10022                                                           Director and Vice
Age 38                                                                        President (prior
                                                                              to 2001) of SBAM

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

                                                                                                 NUMBER OF
                                                                  TERM OF                        INVESTMENT
                                                                  OFFICE*                         COMPANIES
                                                POSITION(S)         AND          PRINCIPAL         IN FUND
                                                 HELD WITH       LENGTH OF     OCCUPATION(S)       COMPLEX         OTHER
                                                INVESTMENT         TIME       DURING PAST FIVE    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE                             COMPANY         SERVED           YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------                             -------         ------           -----         -----------  ----------------
Beth A. Semmel                                Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1995           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby                                Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1998           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 44

George J. Williamson                          Executive Vice       Since     Managing Director       N/A            N/A
SBAM                                             President         1998           of SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Andrew Beagley                                Vice President       Since      Director of SBAM       N/A            N/A
SBAM                                             and Chief         2002
399 Park Avenue, 4th Floor                      Anti-Money
New York, NY 10022                              Laundering
Age 41                                          Compliance
                                                  Officer

Frances M. Guggino                              Controller         Since     Vice President of       N/A            N/A
SSB                                                                2002             SSB
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                               Secretary         Since     Managing Director       N/A            N/A
SSB                                                                1998       of SSB; General
300 First Stamford Place                                                        Counsel and
4th Floor                                                                    Secretary of SBFM
Stamford, CT 06902                                                                and TIA
Age 52

--------------------------------------------------------------------------------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2002:

     A total of 10.57% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
Directors                         Officers

CAROL L. COLMAN                   R. JAY GERKEN
                                      Chairman and President
DANIEL P. CRONIN
                                  LEWIS E. DAIDONE
LESLIE H. GELB                        Executive Vice President and
                                      Chief Administrative Officer
R. JAY GERKEN
                                  KEVIN KENNEDY
RIORDAN ROETT                         Executive Vice President

JESWALD W. SALACUSE               PETER J. WILBY
                                      Executive Vice President

                                  FRANCES M. GUGGINO
                                      Controller

                                  CHRISTINA T. SYDOR
                                      Secretary

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

Salomon Brothers Institutional Money Market Fund

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    1-800-347-6028

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

DISTRIBUTOR
    Salomon Smith Barney Inc.
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9699

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Salomon Brothers Institutional Investment Series*

Salomon Brothers Institutional
High Yield Bond Fund

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities, commonly known as 'junk bonds', that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. High Yield bonds generally entail increased credit and market risks, including a loss of your principal investment.

Salomon Brothers Institutional
Emerging Markets Debt Fund

The Emerging Markets Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries. Securities of foreign companies and governments, including emerging markets, involve risks beyond those of domestic investments.

--------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-725-6666. Please read the prospectus carefully before you invest or send money.

  This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


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